UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

TIAA-CREF Life Funds

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Fund name	Ticker

Growth Equity Fund	TLGQX

Growth & Income Fund	TLGWX

Large-Cap Value Fund	TLLVX

Real Estate Securities Fund	TLRSX

Small-Cap Equity Fund	TLEQX

Social Choice Equity Fund	TLCHX

Stock Index Fund	TLSTX

International Equity Fund	TLINX

Bond Fund	TLBDX

Money Market Fund	TLMXX

Balanced Fund	TLBAX

Contents

Proposals for action at the 2019 shareholder meeting	2

Understanding this report	3

Market review	4

Information for investors	6

About the funds’ benchmarks	7

Important information about expenses	9

Fund performance
Growth Equity Fund	10

Growth & Income Fund	13

Large-Cap Value Fund	16

Real Estate Securities Fund	19

Small-Cap Equity Fund	22

Social Choice Equity Fund	25

Stock Index Fund	28

International Equity Fund	31

Bond Fund	34

Money Market Fund	38

Balanced Fund	41

Summary portfolios of investments	45

Audited financial statements
Statements of assets and liabilities	86

Statements of operations	90

Statements of changes in net assets	94

Financial highlights	102

Notes to financial statements	108

Report of independent registered public accounting firm	127

Important tax information	129

Trustees and officers	130

Additional information about index providers	135

How to reach us	Inside back cover

Proposals for action at the 2019 shareholder meeting

We anticipate that the next meeting of shareholders of the TIAA-CREF Life Funds will be held in July 2019; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for the 2019 shareholder meeting must be received by the TIAA-CREF Life Funds’ Corporate Secretary no earlier than January 2, 2019, and no later than March 15, 2019. The submission of a proposal does not assure its inclusion in TIAA-CREF Life Funds’ proxy statement or presentation at the meeting. Unless TIAA-CREF Life Funds is notified by April 24, 2019, of other matters that may be properly brought before the 2019 shareholders’ meeting by or on behalf of shareholders, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Understanding this report

This annual report contains information about the TIAA-CREF Life Funds and describes their results for the twelve months ended December 31, 2018. The report contains four main sections:

  • A market review from Brad Finkle, President of TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments.

  • The fund performance section compares each fund’s investment returns with those of its benchmark index.

  • The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2018.

  • The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds  ◾  2018 Annual Report     3

Market review

Global equity markets became more volatile in 2018, serving as a reminder to investors that downturns can and do occur. After nearly a decade-long stretch of strong performance, the sharp decline near the year’s end caught some investors off guard. Nevertheless, the U.S. economy remained strong with moderate inflation. The U.S. unemployment rate fell to its lowest level in nearly 50 years, and wage growth continued. In response to the economy’s strength, the Federal Reserve increased the federal funds target rate four times to 2.25%–2.50%. Overseas, growth in Europe slowed, while returns in emerging markets were hurt by rising interest rates and a stronger U.S. dollar. In the fixed-income markets, U.S. Treasury yields increased, which dampened returns as bond prices move in the opposite direction of yields.

  • Returns for the eight TIAA-CREF Life Funds that invest primarily in equities ranged from –23.6% for the International Equity Fund to –0.2% for the Growth Equity Fund.

  • The Bond Fund returned –0.8%, and the Balanced Fund posted a return of –5.5%.

  • Most TIAA-CREF Life Funds trailed their respective benchmarks for the period.

Performance review of the TIAA-CREF Life Funds

In 2018, the TIAA-CREF Life Funds posted losses—with the exception of the Money Market Fund, which gained 1.7%—as rising U.S. interest rates and global trade tensions weighed on investors.

Among equity funds, the Growth Equity Fund had the best absolute return at –0.2% and outpaced its benchmark, the Russell 1000® Growth Index. The Growth & Income Fund returned –7.3% and trailed its benchmark, the S&P 500® Index.

The Large-Cap Value Fund returned –14.1%, underperforming the result of its benchmark, the Russell 1000 Value Index. The Small-Cap Equity Fund recorded a return of –12.1% and also trailed its benchmark, the Russell 2000® Index.

The Social Choice Equity Fund, which does not invest in certain stocks because of its environmental, social and governance criteria, returned –5.6%, while the Stock Index Fund returned –5.3%. Both funds modestly fell short of their mutual benchmark, the Russell 3000® Index.

The Real Estate Securities Fund returned –4.2%, slightly behind its benchmark, the FTSE Nareit All Equity REITs Index.

With respect to foreign developed markets, the International Equity Fund posted a return of –23.6% in U.S.-dollar terms, underperforming its benchmark, the MSCI EAFE Index. The strong U.S. dollar was generally a headwind to the performance of international stocks.

Within the fixed-income category, the Bond Fund returned –0.8% and trailed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Balanced Fund, which invests in stock and bond funds, returned –5.5% and trailed its composite benchmark due to relative weakness in most of its underlying funds.

4      2018 Annual Report  ∎  TIAA-CREF Life Funds

For full details on all TIAA-CREF Life Funds, please see the commentaries starting on page 10.

Global equity markets posted losses

The broad U.S. stock market, as measured by the Russell 3000 Index, returned –5.2% for the twelve months. Concerns about rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

Foreign equities, as represented in U.S.-dollar terms by the MSCI EAFE Index, declined more sharply, posting a return of –13.8%.

U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the year, reflecting the impact of four interest-rate increases by the Federal Reserve. Yields on U.S. Treasury securities were also affected by the Fed’s actions, rising during the period, with greater increases occurring among shorter-term bonds.

Brad Finkle

Maintain perspective during periods of increased volatility

Periodic corrections are a normal part of investing in the stock market and have occurred frequently throughout the course of history. Perhaps the most important thing to remember during periods of volatility is to avoid overreacting. We believe that investment decisions should be based on a current assessment of long-term goals and personal risk tolerance, rather than emotions. Attempts to time stock market declines and rallies are rarely successful. We believe that investors who can ride out the market’s inevitable ups and downs have a greater chance of achieving more consistent investment results over the long term. The market’s strong start in 2019 illustrates this point.

As always, we recommend that you consult your financial advisor or call a TIAA financial consultant with any questions about your investments. To learn more, visit us at TIAA.org or call 800-842-2252. We would be happy to assist you.

Brad Finkle

President

TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments

TIAA-CREF Life Funds  ◾  2018 Annual Report     5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

  • By visiting our website at TIAA.org; or

  • By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of December 31 or June 30; Form N-Q filings are as of March 31 or September 30. Copies of these forms are available:

  • Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or

  • From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-223-1200.

Fund management

The TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6      2018 Annual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity Indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia and the Far East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in leading industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE Nareit All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds  ◾  2018 Annual Report     7

About the funds’ benchmarks

Fixed-income Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Multi-asset Class Indexes

Composite index

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s composite benchmark combines those public indexes in proportions that reflect the Fund’s target market sector allocations.

Broad market index

The Morningstar Moderately Conservative Target Risk Index has a 40% global equity market exposure based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderately Conservative Target Risk Index reflect a multi-asset class exposure and similar risk profile as the Balanced Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2019. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. Nareit® is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2018 Annual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge on purchases, on reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018–December 31, 2018).

Actual expenses

The first line in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with that of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds  ◾  2018 Annual Report     9

Growth Equity Fund

Performance for the twelve months ended December 31, 2018

The Growth Equity Fund returned –0.21% for the year, compared with the –1.51% return of its benchmark, the Russell 1000® Growth Index.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

The broad U.S. stock market, as measured by the Russell 3000® Index, declined 5.24% for the twelve-month period as performance was negative across investment styles and capitalization sizes. Growth stocks performed better than value shares, and large-cap stocks surpassed mid- and small-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2018, the Russell 1000 Growth Index recorded an annual average return of 15.29%, versus the 11.18% average annual return of the Russell 1000 Value Index.

Fund surpassed its benchmark

Seven of the eleven industry sectors in the Russell 1000 Growth Index posted losses for the year. Energy (down 29.9%) was the worst-performing sector, reflecting the decline in oil prices. Next came materials (down 14.6%), communication services (down 11.1%) and industrials (down 10.1%), the latter detracting most from the benchmark’s return. Together, these four sectors represented more than one-quarter of the benchmark’s total market capitalization on December 31, 2018. The sectors with positive performance were utilities (up 9.2%)—the benchmark’s smallest sector—consumer discretionary (up 5.2%), information technology (up 4.5%) and health care (up 4.1%).

The Fund outperformed its benchmark mostly due to favorable security selection. The largest contributor to relative performance was an overweight position in salesforce.com, a developer of customer relationship management software that posted strong revenue growth. Overweight investments in two other software companies, Adobe and Intuit, followed by an overweight position in surgical robotics manufacturer Intuitive Surgical, also benefited the Fund’s relative performance.

These positive effects were partly offset by overweight positions in semiconductor maker Broadcom and Starbucks—both of which performed poorly—followed by an out-of-benchmark position in Chinese Internet provider Tencent Holdings. A small exposure to derivatives instruments also hurt the Fund’s relative performance.

10      2018 Annual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Growth Equity Fund	4/3/00	-0.21%	10.16%	15.31%	0.59%	0.52%

Russell 1000® Growth Index	–	-1.51	10.40	15.29	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2018 Annual Report     11

Growth Equity Fund

Expense example

Six months ended December 31, 2018

Growth Equity Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 900.23	$2.49

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018
Net assets	$98.22 million

Portfolio turnover rate	90%

Number of holdings	81

Weighted median market capitalization	$100.91 billion

Price/earnings ratio (weighted 12-month trailing average)*	31.88

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018
More than $50 billion	68.9

More than $15 billion–$50 billion	22.7

More than $2 billion–$15 billion	8.4
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018
Information technology	36.2

Communication services	16.3

Consumer discretionary	15.5

Health care	14.4

Industrials	7.7

Consumer staples	3.8

Materials	3.0

Financials	1.6

Energy	0.2

Short-term investments, other assets & liabilities, net	1.3
Total	100.0

12      2018 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Performance for the twelve months ended December 31, 2018

The Growth & Income Fund returned –7.25% for the year, compared with the –4.38% return of its benchmark, the S&P 500® Index.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

The S&P 500 Index, a market capitalization-weighted index of the stocks of 500 leading companies in leading industries of the U.S. economy, held up better than the Russell 3000® Index, which declined 5.24%. The broad Russell 3000 Index includes mid- and small-cap equities, which trailed large-caps for the year.

For the ten years ended December 31, 2018, the S&P 500 Index had an average annual return of 13.12%, versus the 13.18% average annual gain of the Russell 3000 Index.

Fund trailed its benchmark

Eight of the eleven industry sectors in the S&P 500 Index posted losses for the year. Information technology, the benchmark’s largest sector, declined marginally, as technology stocks tumbled late in the period. Energy (down 18.1%), materials (down 15.8%), industrials (down 13.3%) and financials (down 13.0%) were the worst performers. Together, these five sectors represented more than one-half of the benchmark’s total market capitalization on December 31, 2018. Health care (up 6.8%), utilities (up 4.1%) and consumer discretionary (up 2.4%) were the best performers.

The main detractors from the Fund’s relative performance were an out-of-benchmark investment in ASOS, an overweight position in Conagra Brands and an out-of-benchmark holding in Parsley Energy. Online fashion retailer ASOS was affected by a weak pricing environment during the holiday season. Increased competition affected Conagra Brand’s food business. Slumping oil prices pressured U.S. shale producer Parsley Energy. A small exposure to derivatives instruments also hurt the Fund’s relative performance.

Conversely, the Fund’s largest contributors were out-of-benchmark investments in World Wrestling Entertainment (WWE) and IAC/InterActiveCorp (IAC) and an overweight position in Boston Scientific. WWE’s stock soared amid two major television deals. Media and Internet company IAC reported strong revenue growth. Medical device maker Boston Scientific’s stock climbed on takeover rumors.

TIAA-CREF Life Funds  ◾  2018 Annual Report     13

Growth & Income Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Growth & Income Fund	4/3/00	-7.25%	7.46%	12.83%	0.58%	0.52%

S&P 500® Index	–	-4.38	8.49	13.12	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

14      2018 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Expense example

Six months ended December 31, 2018

Growth & Income Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 889.87	$2.48

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018
Net assets	$129.67 million

Portfolio turnover rate	61%

Number of holdings	176

Weighted median market capitalization	$80.90 billion

Price/earnings ratio (weighted 12-month trailing average)*	25.28

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018
More than $50 billion	60.4
More than $15 billion–$50 billion	20.3
More than $2 billion–$15 billion	18.8
$2 billion or less	0.5
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018
Information technology	20.4
Health care	18.0
Financials	11.2
Communication services	10.6
Industrials	9.0
Consumer discretionary	8.8
Consumer staples	8.5
Energy	5.5
Materials	4.3
Utilities	2.1
Real estate	0.8
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

TIAA-CREF Life Funds  ◾  2018 Annual Report     15

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2018

The Large-Cap Value Fund returned –14.13% for the year, compared with the –8.27% return of its benchmark, the Russell 1000® Value Index.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

The broad U.S. stock market, as measured by the Russell 3000® Index, declined 5.24% for the twelve-month period as performance was negative across investment styles and capitalization sizes. Growth stocks performed better than value shares, and large-cap stocks surpassed mid- and small-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2018, the Russell 1000 Value Index recorded an average annual gain of 11.18%, versus the 15.29% average annual return of the Russell 1000 Growth Index.

Fund trailed its benchmark

Eight of the eleven industry sectors in the Russell 1000 Value Index posted losses for the year. The worst-performing sectors were industrials (down 18.9%), energy (down 17.4%) and materials (down 17.2%). Financials (down 13.9%)—the benchmark’s largest sector—detracted most from the index’s return amid concerns that rising short-term interest rates would reduce banks’ profits. Together, these four sectors represented close to one-half of the benchmark’s total market capitalization on December 31, 2018. The sectors with positive performance were health care (up 7.8%), utilities (up 4.6%) and communication services (up 0.3%).

The Fund lagged its benchmark, mainly because of stock choices that did not perform as anticipated. The biggest detractor was an overweight position in Kraft Heinz, which faced higher ingredient and shipping costs. An out-of-benchmark investment in aircraft manufacturer Bombardier, followed by overweight holdings in energy companies Weatherford International and Concho Resources, which were hurt by falling oil prices, were the next-biggest detractors.

These negative effects were partly offset by several favorable stock selections, led by a nonbenchmark holding in semiconductor maker Advanced Micro Devices. Out-of-index positions in Pandora Media and Molina Healthcare were the next-largest contributors to relative results.

16      2018 Annual Report  ∎  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	10/28/02	-14.13%	3.47%	10.85%	0.63%	0.52%

Russell 1000® Value Index	–	-8.27	5.95	11.18	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2018 Annual Report     17

Large-Cap Value Fund

Expense example

Six months ended December 31, 2018

Large-Cap Value Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 869.20	$2.45

5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018
Net assets	$62.96 million
Portfolio turnover rate	107%
Number of holdings	81
Weighted median market capitalization	$124.47 billion
Price/earnings ratio (weighted 12-month trailing average)*	17.23

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018
More than $50 billion	70.6
More than $15 billion–$50 billion	22.2
More than $2 billion–$15 billion	7.2
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018
Financials	24.8
Health care	19.6
Information technology	12.1
Energy	10.4
Industrials	10.4
Communication services	5.9
Consumer staples	5.4
Utilities	4.5
Materials	4.4
Consumer discretionary	2.0
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

18      2018 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2018

The Real Estate Securities Fund returned –4.23% for the year, compared with the –4.04% return of its benchmark, the FTSE Nareit All Equity REITs Index.

For the year, the FTSE index surpassed the –5.24% return of the broad U.S. stock market, as measured by the Russell 3000® Index. However, the Fund’s benchmark trailed the 0.01% return of the domestic investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

REITs (real estate investment trusts), as measured by the FTSE Nareit All Equity REITs Index, declined for the twelve months amid rising U.S. interest rates. The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Despite the strong U.S. economic performance, concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

For the ten years ended December 31, 2018, the Fund’s benchmark generated an average annual return of 12.53%, modestly underperforming the 13.18% average annual gain of the Russell 3000 Index but outpacing the 3.48% average annual return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund trailed its benchmark

Among the benchmark’s 16 property sectors and subsectors, most declined for the year. The benchmark’s worst performers included timber (down 32.0%), shopping centers (down 14.5%) and office REITs (down 14.5%). The top performers were free standing retail (up 14.3%), manufactured homes (up 11.4%) and health care (up 7.6%).

In 2018, the Fund trailed its benchmark, primarily due to investment decisions that did not perform as anticipated. An overweight position in QTS Realty Trust, a provider of data center solutions, detracted most from the Fund’s relative performance, followed by an underweight position in telecommunication services company American Tower. The Fund was also hurt by not owning specialized REIT Omega Healthcare Investors.

These negative effects were partly offset by overweight positions in Sun Communities and Equity LifeStyle Properties, both of which are residential REITs. An underweight investment in poorly performing real estate investment manager Colony Capital also benefited the Fund’s relative performance.

TIAA-CREF Life Funds  ◾  2018 Annual Report     19

Real Estate Securities Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	10/28/02	-4.23%	8.44%	12.35%	0.66%	0.57%

FTSE Nareit All Equity REITs Index	–	-4.04	8.32	12.53	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

20      2018 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Expense example

Six months ended December 31, 2018

Real Estate Securities Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 943.15	$2.79

5% annual hypothetical return	1,000.00	1,022.33	2.91

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$67.14 million

Portfolio turnover rate	34%

Number of holdings	53

Weighted median market capitalization	$16.20 billion

Price/earnings ratio (weighted 12-month trailing average)*	38.43

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018

More than $50 billion	12.8

More than $15 billion–$50 billion	37.7

More than $2 billion–$15 billion	44.1

$2 billion or less	5.4

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018

Specialized REITs	26.5

Residential REITs	20.4

Retail REITs	14.9

Office REITs	11.6

Industrial REITs	10.4

Health care REITs	7.0

Hotel & resort REITs	3.6

Mortgage REITs	1.3

Homebuilding	0.8

Data processing & outsourced services	0.7

Casinos & gaming	0.7

IT consulting & other services	0.4

Real estate operating companies	0.3

Diversified REITs	0.2

Short-term investments, other assets & liabilities, net	1.2

Total	100.0

TIAA-CREF Life Funds  ◾  2018 Annual Report     21

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2018

The Small-Cap Equity Fund returned –12.05% for the year, compared with the –11.01% return of its benchmark, the Russell 2000® Index.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

The broad U.S. stock market, as measured by the Russell 3000® Index, declined 5.24% for the twelve-month period as performance was negative across investment styles and capitalization sizes. Growth stocks performed better than value shares, and large-cap stocks surpassed mid- and small-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended December 31, 2018, the Russell 2000 Index generated an average annual gain of 11.97%, versus the 13.18% average annual return of the Russell 3000 Index.

Fund trailed its benchmark

Ten of the eleven industry sectors in the Russell 2000 Index posted losses for the year. Energy (down 39.3%) was the worst-performing sector. Next came materials (down 25.5%) and industrials (down 17.4%), the latter detracting most from the benchmark’s return. Financials (down 10.8%)—the index’s largest sector—fared better but was still weak. Together, these four sectors represented more than two-fifths of the benchmark’s total market capitalization on December 31, 2018. Utilities (up 2.8%) was the only sector to advance.

The Fund underperformed its benchmark, mainly due to stock choices that did not perform as anticipated. Chief among these was an overweight position in Patrick Industries, a supplier of products used to build recreational vehicles (RVs) that was hurt by a softer outlook for the RV industry. The next-largest detractors were overweight holdings in industrial company GMS and chemical producer Koppers.

Other stock selections were advantageous. The top contributor was an overweight investment in business services provider Insperity, which benefited from strong client retention rates. Overweight positions in technology firm Electro Scientific Industries and marketing company USANA Health Sciences were the next-largest contributors.

22      2018 Annual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	10/28/02	-12.05%	5.26%	12.39%	0.71%	0.53%

Russell 2000® Index	–	-11.01	4.41	11.97	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2018 Annual Report     23

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2018

Small-Cap Equity Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 841.22	$2.46

5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$46.42 million

Portfolio turnover rate	86%

Number of holdings	310

Weighted median market capitalization	$2.14 billion

Price/earnings ratio (weighted 12-month trailing average)*	24.83

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018

More than $15 billion–$50 billion	1.4

More than $2 billion–$15 billion	53.6

$2 billion or less	45.0

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018

Financials	18.2

Industrials	15.5

Information technology	15.4

Health care	15.2

Consumer discretionary	11.3

Real estate	7.9

Energy	4.4

Utilities	4.1

Materials	3.5

Consumer staples	2.2

Communication services	1.9

Short-term investments, other assets & liabilities, net	0.4

Total	100.0

24      2018 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2018

The Social Choice Equity Fund returned –5.55% for the year, compared with the –5.24% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of stocks that were included in the Russell 3000 Index. Avoiding these companies produced mixed results, but the net effect was that the Fund underperformed its benchmark.

Notable detractors among stocks the Fund excluded were Amazon.com, Pfizer and Visa. Amazon reported record profits in 2018, helped by its e-commerce and cloud computing businesses. Pfizer’s stock soared in the second half of the year, benefiting from strong drug sales. Visa’s stock gained due in part to increased electronic transactions as more companies conduct business online.

By contrast, avoiding Facebook, General Electric (GE) and Philip Morris International helped the Fund’s relative performance. In addition to slowing revenue growth, Facebook was plagued by privacy concerns affecting many Silicon Valley companies. GE’s stock plummeted in 2018 as the company faced mounting losses and struggled to turn around its business. Philip Morris International declined due to the company’s transition away from selling cigarettes, as well as from slower sales of a new heated tobacco product in Japan.

Fund trailed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Among stocks the Fund held, three detractors stood out—underweight positions in Apple and Johnson & Johnson and an overweight position in Schlumberger. Apple was the first publicly traded U.S. firm to reach $1 trillion in market value in 2018, but its stock declined late in the year due in part to disappointing sales of its new iPhone X. Johnson & Johnson struggled with changing consumer tastes and lawsuits over its baby powder. Oilfield services company Schlumberger posted slightly better profits in its most recent report, but warned of slowing hydraulic fracturing activity, transportation bottlenecks and declining oil prices.

On the positive side, overweight positions in Netflix, Eli Lilly and salesforce.com contributed to the Fund’s relative performance. Netflix benefited from impressive subscriber growth and the popularity of its original content. Pharmaceutical giant Eli Lilly’s stock soared on expectations for robust sales of newer drugs. Finally, salesforce.com, a developer of customer relationship management software, posted strong revenue growth.

TIAA-CREF Life Funds  ◾  2018 Annual Report     25

Social Choice Equity Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	4/3/00	-5.55%	6.94%	12.63%	0.33%	0.22%

Russell 3000® Index	–	-5.24	7.91	13.18	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

26      2018 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Expense example

Six months ended December 31, 2018

Social Choice Equity Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 921.10	$1.07

5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$55.84 million

Portfolio turnover rate	38%

Number of holdings	581

Weighted median market capitalization	$47.50 billion

Price/earnings ratio (weighted 12-month trailing average)*	20.97

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018

More than $50 billion	48.8

More than $15 billion–$50 billion	32.8

More than $2 billion–$15 billion	15.4

$2 billion or less	3.0

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018

Information technology	20.8

Health care	15.4

Financials	14.8

Industrials	9.8

Consumer discretionary	9.4

Communication services	6.5

Consumer staples	6.5

Energy	4.7

Utilities	3.7

Real estate	3.7

Materials	3.1

Short-term investments, other assets & liabilities, net	1.6

Total	100.0

TIAA-CREF Life Funds  ◾  2018 Annual Report     27

Stock Index Fund

Performance for the twelve months ended December 31, 2018

The Stock Index Fund returned –5.28% for the year, compared with the –5.24% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

The performance of the broad U.S. stock market, as measured by the Russell 3000 Index, was negative across investment styles and capitalization sizes. Growth stocks performed better than value shares, and large-cap stocks surpassed mid- and small-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.)

Financials and industrials led the benchmark’s decline

Eight of the eleven industry sectors in the Russell 3000 Index posted losses for the year. The worst-performing sectors were energy (down 19.8%), materials (down 17.4%) and industrials (down 14.0%). Financials (down 12.7%)—the benchmark’s second-largest sector—detracted most from the index’s return amid concerns that rising short-term interest rates would reduce banks’ profits. Together, these four sectors represented more than one-third of the benchmark’s total market capitalization on December 31, 2018. The sectors with positive performance were health care (up 5.2%), utilities (up 4.5%) and information technology (up 3.1%), which was the index’s largest sector.

For the twelve-month period, four of the benchmark’s five largest stocks outperformed the benchmark’s overall return. Amazon.com performed best with strong double-digit gains, followed by Microsoft. Berkshire Hathaway posted a single-digit rise. Johnson & Johnson declined amid uncertainty about drug prices but outpaced the benchmark’s return. Apple slightly underperformed the index as concerns about U.S.-Chinese trade issues and slowing global growth weighed on the stock.

28      2018 Annual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Stock Index Fund	1/4/99	-5.28%	7.85%	13.11%	0.12%	0.09%

Russell 3000® Index	–	-5.24	7.91	13.18	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2018 Annual Report     29

Stock Index Fund

Expense example

Six months ended December 31, 2018

Stock Index Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18-12/31/18)
Actual return	$1,000.00	$ 918.17	$0.44
5% annual hypothetical return	1,000.00	1,024.75	0.46

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018
Net assets	$429.53 million

Portfolio turnover rate	4%

Number of holdings	2,933

Weighted median market capitalization	$67.26 billion

Price/earnings ratio (weighted 12-month trailing average)*	20.05

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018

More than $50 billion	54.4

More than $15 billion–$50 billion	22.6

More than $2 billion–$15 billion	19.0

$2 billion or less	4.0
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018

Information technology	19.6

Health care	14.7

Financials	13.6

Consumer discretionary	10.1

Industrials	9.7

Communication services	8.9

Consumer staples	6.5

Energy	4.9

Real estate	3.8

Utilities	3.2

Materials	3.0

Short-term investments, other assets & liabilities, net	2.0
Total	100.0

30      2018 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the twelve months ended December 31, 2018

The International Equity Fund returned –23.58% for the year, compared with the –13.79% return of its benchmark, the MSCI EAFE Index.

During the twelve-month period, declines in foreign equities exceeded those of U.S. equities amid slowing economic growth in many parts of the world and rising global trade tensions. Stock prices fell in both developed- and emerging-markets countries. GDP in the 19-nation euro area grew at its slowest pace in four years during the third quarter of 2018, with notable contractions in the economies of Germany and Italy. China’s economic growth slowed to 6.5% in the third quarter—its worst year-over-year performance since 2009—while Japan struggled with natural disasters and declining exports. The U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. In September, the European Central Bank indicated it would leave benchmark interest rates at their low levels until at least the summer of 2019. The Bank of England raised its benchmark interest rate to 0.75% in August; toward the end of the year, however, the bank noted that uncertainty over the United Kingdom’s plan to exit the European Union was evident in financial markets.

All of the country components within the MSCI EAFE Index, which includes 21 developed nations outside North America, declined in U.S.-dollar terms. The strong U.S. dollar was a headwind to performance.

Fund trailed its benchmark

In 2018, the Fund trailed its benchmark, primarily due to investment decisions that did not perform as anticipated. The largest detractors were overweight positions in Swiss banking giant Credit Suisse, Italian bank UniCredit and German chemical producer LANXESS.

On the positive side, the Fund’s biggest contributors were overweight positions in German industrial gases producer Linde, Japanese consumer electronics giant Sony and French luxury goods company Kering.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2018 Annual Report     31

International Equity Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
International Equity Fund	4/3/00	-23.58%	-1.30%	6.24%	0.70%	0.60%

MSCI EAFE Index	–	-13.79	0.53	6.32	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

32      2018 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Expense example

Six months ended December 31, 2018

International Equity Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 802.86	$2.73

5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$86.05 million

Portfolio turnover rate	67%

Number of holdings	63

Weighted median market capitalization	$27.94 billion

Price/earnings ratio (weighted 12-month trailing average)*	11.58

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by country

% of portfolio investments as of 12/31/2018

United Kingdom	20.6

Japan	19.9

France	18.6

Germany	10.8

Italy	7.9

Switzerland	5.5

Sweden	3.2

Spain	1.1

7 other nations	4.6

Short-term investments	7.8

Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2018

Consumer discretionary	26.7

Industrials	19.5

Financials	14.8

Materials	9.6

Consumer staples	9.3

Health care	6.0

Information technology	4.3

Communication services	3.1

Energy	1.2

Real estate	0.7

Short-term investments, other assets & liabilities, net	4.8

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2018

More than $50 billion	27.7

More than $15 billion–$50 billion	42.1

More than $2 billion–$15 billion	30.0

$2 billion or less	0.2

Total	100.0

TIAA-CREF Life Funds  ◾  2018 Annual Report     33

Bond Fund

Performance for the twelve months ended December 31, 2018

The Bond Fund returned –0.79% for the year, compared with the 0.01% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

During the twelve-month period, the U.S. economy continued to grow at a solid pace. The unemployment rate fell to 3.7%, its lowest level in nearly 50 years, before ending the period at 3.9% on December 31, 2018. Wages grew at the fastest rate in nearly a decade, and, in October, consumer confidence reached its highest level since 2000 before declining in November. Annual core inflation, which includes all items except food and energy, was moderate at 2.2% in December. The price of oil declined for the year, falling sharply over the final three months of the period, while the U.S. dollar strengthened.

The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Fed policymakers were criticized for rate increases amid declining stock markets and evidence of a slowing global economy late in the year. Chairman Jerome Powell said the Fed would be “patient” with monetary policy in 2019. Yields on U.S. Treasury securities of all maturities rose during the period, but the increases were greatest among shorter-term investments. In August, the Bank of England raised its benchmark rate to 0.75%, while in September, the European Central Bank indicated it would leave benchmark interest rates unchanged until at least the summer of 2019.

Fund trailed its benchmark

For the twelve-month period, the Fund’s benchmark returns were driven primarily by mortgaged-backed securities, which gained 1.0% and accounted for 27.7% of the index’s total market capitalization at period-end. U.S. Treasuries, the largest index sector with a weighting of 37.6%, and asset-backed securities (ABS), one of the smallest sectors at 0.5%, rose 0.9% and 1.8%, respectively. By contrast, corporate bonds, which represented 25.2% of the index, declined 2.5%, while the smallest sector in the benchmark, municipal bonds, fell 1.6%.

The Fund underperformed its benchmark during the period, with overweight positions in corporate bonds and government credit securities detracting most from relative performance. Security selection in U.S. Treasuries also detracted. In general, the Fund was held back by its yield curve positioning across the portfolio as well as by a modest position in cash. A small exposure to derivatives instruments also hurt the Fund’s relative performance.

These negative effects were tempered by holdings in commercial mortgage-backed securities and ABS, which contributed to the Fund’s relative performance.

34      2018 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Bond Fund	7/8/03	-0.79%	2.78%	3.95%	0.36%	0.35%

Bloomberg Barclays U.S. Aggregate Bond Index	–	0.01	2.52	3.48	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2018 Annual Report     35

Bond Fund

Expense example

Six months ended December 31, 2018

Bond Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 1,012.75	$1.78

5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$189.28 million

Portfolio turnover rate	147%

Portfolio turnover rate, excluding mortgage dollar roll transactions	139%

Number of issues	810

Option-adjusted duration*	5.90 years

Average maturity†	8.31 years

*

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

†	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

Sector	% of net assets as of 12/31/2018

Corporate bonds	28.5

Mortgage-backed securities	20.5

Foreign government & corporate bonds denominated in U.S. dollars	13.7

U.S. Treasury securities	13.0

Asset-backed securities	9.2

Commercial mortgage-backed securities	8.1

Bank loan obligations	1.5

Municipal bonds	1.5

U.S. agency securities	0.2

Preferred stock	0.1

Short-term investments, other assets & liabilities, net	3.7

Total	100.0

36      2018 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2018

Less than 1 year	3.7

1–3 years	13.6

3–5 years	17.2

5–10 years	50.5

Over 10 years	15.0

Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 12/31/2018

U.S. Treasury & U.S. agency securities*	30.5

Aaa/AAA	13.6

Aa/AA	6.5

A/A	14.1

Baa/BBB	28.1

Ba/BB	2.6

B/B	2.9

Below B/B	0.4

Non-rated	1.3

Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ◾  2018 Annual Report     37

Money Market Fund

Performance for the twelve months ended December 31, 2018

The Money Market Fund returned 1.71% for the year, compared with the 1.42% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

During the twelve-month period, the U.S. economy continued to grow at a solid pace. Unemployment fell to 3.7%, its lowest rate in nearly 50 years, before ending the period at 3.9%. Wage growth increased and consumer confidence was strong. Annual core inflation, which includes all items except food and energy, was moderate at 2.2% in December. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Chairman Jerome Powell indicated that the Fed would be “patient” with monetary policy in 2019. Yields on U.S. Treasury securities of all maturities rose during the period, but the increases were greatest among shorter-term investments (bond yields move in the opposite direction of prices).

Money market funds benefited from a high issuance of short-term Treasury Bills late in the period, which lowered prices and increased yields, as well as from the introduction of a new two-month maturity Treasury Bill, which provided investors with increased supply and greater flexibility of maturities.

As a result of the Fed’s actions and signals, yields on LIBOR—a key interest-rate benchmark for money market funds—continued to rise. For the twelve-month period, one-month LIBOR yields rose from 1.56% on January 2, 2018, to 2.50% on December 31, 2018. Over the same period, three-month LIBOR rose from 1.70% to 2.81%; six-month LIBOR rose from 1.84% to 2.88%; and twelve-month LIBOR rose from 2.11% to 3.01%. (LIBOR is an indication of the interest rates that banks expect to pay to other banks for loans on the London market and is the most widely used benchmark for short-term rates.)

Fund outperformed the iMoneyNet average

In this environment of rising interest rates, the return of the Money Market Fund increased, outpacing that of the iMoneyNet government fund average for the twelve-month period. In pursuit of additional yield, the Fund increased its exposure to longer-dated floating-rate government agency securities, which benefited performance as short-term rates increased. As of December 25, 2018, the Fund’s weighted average maturity (WAM) was 44 days, versus 32 days for the iMoneyNet government fund average, and this longer WAM also benefited the Fund’s relative performance. (iMoneyNet releases their data on a weekly basis, and December 25, 2018, was the last date of release for the month.)

38      2018 Annual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 25, 2018§

	Current yield	Effective yield

Money Market Fund	2.19%	2.21%
iMoneyNet Money Fund Averages—All Government‡	1.91	1.93

The current yield more closely reflects current earnings than does the total return.

§ Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2018
		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	5 years	10 years	gross	net
Money Market Fund	7/8/03	1.71%	0.55%	0.35%	0.26%	0.15%

iMoneyNet Money Fund Averages–All Government‡	–	1.42	0.40	0.21	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does total return.

‡

The iMoneyNet Money Fund Averages–All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. agencies, repurchase agreements and government-backed floating rate notes. You cannot invest in it directly.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

TIAA-CREF Life Funds  ◾  2018 Annual Report     39

Money Market Fund

Expense example

Six months ended December 31, 2018

Money Market Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)

Actual return	$1,000.00	$ 1,009.93	$0.76

5% annual hypothetical return	1,000.00	1,024.45	0.77

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.15%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2018

Net assets	$104.67 million

Number of issues	154

Portfolio composition

Sector	% of net assets as of 12/31/2018

U.S. government agency securities	60.7

U.S. Treasury securities	23.8

Floating-rate securities, government	16.9

Other assets & liabilities, net	–1.4

Total	100.0

40      2018 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2018

The Balanced Fund returned –5.47% for the year, compared with the –3.25% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000® Index, the MSCI EAFE Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

The U.S. economy grew at a solid pace in 2018, while inflation remained moderate. The unemployment rate fell to 3.7%—its lowest level in nearly 50 years—before ending the period at 3.9% on December 31, 2018. Wage growth increased and consumer confidence was strong. The Federal Reserve responded to the growing economy by raising the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.25%–2.50%. Oil prices declined for the year, falling sharply over the final three months of the period. Concerns over rising interest rates, trade tensions with China and a decelerating global economy weighed on markets in the latter months of the period.

U.S. stocks, as measured by the Russell 3000 Index, declined 5.24% for the twelve-month period as performance was negative across investment styles and capitalization sizes. Growth stocks performed better than value shares, and large-cap stocks surpassed mid- and small-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed-markets countries outside North America, returned –13.79% in U.S. dollars.

The broad investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced 0.01%. Most index components delivered positive performance, with notable gains from the asset-backed securities, mortgage-backed securities and Treasury sectors. However, the corporate and municipal bond sectors declined. The yield on the 10-Year U.S. Treasury Bond—a key long-term interest-rate benchmark—rose from 2.46% on January 2, 2018, to 2.69% on December 31, 2018 (bond yields move in the opposite direction of prices).

Fund trailed its benchmark, hampered by declines in equity and bond funds

In 2018, the Fund’s absolute performance was hurt by the negative returns of stocks and bonds held by the underlying funds of the Balanced Fund. The International Equity Fund posted the sharpest decline.

The Fund underperformed its composite benchmark for the year, hurt by the relative weakness of most of its underlying funds. The International Equity Fund was the largest detractor, followed by the Large-Cap Value Fund, the Bond Fund and the Growth & Income Fund.

Conversely, the Growth Equity Fund contributed to the Fund’s performance relative to its composite benchmark.

TIAA-CREF Life Funds  ◾  2018 Annual Report     41

Balanced Fund

Performance as of December 31, 2018

		Total return	Average annual total return	Annual operating expenses*†
	Inception date	1 year	since inception	gross	net
Balanced Fund	1/31/14	-5.47%	4.47%	0.64%	0.51%
Balanced Fund Composite Index‡	–	-3.25	4.92§	–	–
Broad market indexes#
Morningstar Moderately Conservative Target Risk Index	–	-2.87	3.64§	–	–
Bloomberg Barclays U.S. Aggregate Bond Index	–	0.01	2.26§	–	–
Russell 3000® Index	–	-5.24	8.76§	–	–

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

†

The gross and net annual operating expenses include acquired fund fees and expenses, which are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, shareholders bear these expenses indirectly because they reduce Fund performance.

‡

As of the close of business on December 31, 2018, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Russell 3000 Index; and 10.0% MSCI EAFE Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.
#

On May 1, 2018, the Fund’s broad market index comparisons were changed from the Bloomberg Barclays U.S. Aggregate Bond Index and the Russell 3000 Index to the Morningstar Moderately Conservative Target Risk Index (40% global equity market exposure). For additional information, please read the Fund’s current prospectus.

42      2018 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

$10,000 invested at Fund’s inception

(Inception: January 31, 2014)

For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market indexes during the same period.

Expense example

Six months ended December 31, 2018

Balanced Fund	Beginning account value (7/1/18)	Ending account value (12/31/18)	Expenses paid during period* (7/1/18–12/31/18)	Effective expenses paid during period† (7/1/18–12/31/18)

Actual return	$1,000.00	$942.91	$0.49	$2.50

5% annual hypothetical return	1,000.00	1,024.70	0.51	2.60

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2018. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2018 Annual Report     43

Balanced Fund

Fund profile

as of 12/31/2018

Net assets	$56.52 million

Asset allocation

% of net assets as of 12/31/2018

Equity

U.S. equity	39.33

International equity	9.91

Fixed income	50.65

Other assets & liabilities, net	0.11

Total	100.0

Target allocation

44      2018 Annual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$352,102	0.3%

CAPITAL GOODS
10,419		Airbus SE	993,345	1.0
4,012		Boeing Co	1,293,870	1.3
4,817		Northrop Grumman Corp	1,179,683	1.2
3,107		W.W. Grainger, Inc	877,293	0.9
		Other	1,778,285	1.8

			6,122,476	6.2

COMMERCIAL & PROFESSIONAL SERVICES			1,219,435	1.2

CONSUMER DURABLES & APPAREL
19,703		Nike, Inc (Class B)	1,460,780	1.5
26,600		Tapestry, Inc	897,750	0.9

			2,358,530	2.4

CONSUMER SERVICES
9,683		Marriott International, Inc (Class A)	1,051,186	1.1
		Other	415,382	0.4

			1,466,568	1.5

DIVERSIFIED FINANCIALS
20,171		IntercontinentalExchange Group, Inc	1,519,481	1.6

			1,519,481	1.6

ENERGY			147,991	0.2

FOOD & STAPLES RETAILING
13,762		Walmart, Inc	1,281,930	1.3

			1,281,930	1.3

FOOD, BEVERAGE & TOBACCO
6,429		Constellation Brands, Inc (Class A)	1,033,912	1.0
		Other	368,461	0.4

			1,402,373	1.4

HEALTH CARE EQUIPMENT & SERVICES
14,273		Abbott Laboratories	1,032,366	1.0
7,413	*	Edwards Lifesciences Corp	1,135,449	1.2
4,049	*	Intuitive Surgical, Inc	1,939,147	2.0
5,740		Stryker Corp	899,745	0.9
		Other	476,103	0.5

			5,482,810	5.6

HOUSEHOLD & PERSONAL PRODUCTS
11,857		Procter & Gamble Co	1,089,895	1.1

			1,089,895	1.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	45

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

MATERIALS
9,843		Linde plc	$1,535,902	1.6%
3,526		Sherwin-Williams Co	1,387,340	1.4

			2,923,242	3.0

MEDIA & ENTERTAINMENT
20,874		Activision Blizzard, Inc	972,102	1.0
3,201	*	Alphabet, Inc (Class A)	3,344,917	3.4
3,558	*	Alphabet, Inc (Class C)	3,684,700	3.8
24,514	*	Facebook, Inc	3,213,540	3.3
6,160	*	IAC/InterActiveCorp	1,127,527	1.1
3,761	*	NetFlix, Inc	1,006,669	1.0
9,614		Walt Disney Co	1,054,175	1.1
		Other	555,832	0.6

			14,959,462	15.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
9,583		Eli Lilly & Co	1,108,945	1.1
21,573		Gilead Sciences, Inc	1,349,391	1.4
3,513	*	Illumina, Inc	1,053,654	1.1
9,244		Johnson & Johnson	1,192,938	1.2
3,352		Lonza Group AG.	871,368	0.9
15,485		Schering-Plough Corp	1,183,209	1.2
		Other	1,891,664	1.9

			8,651,169	8.8

RETAILING
3,255	*	Amazon.com, Inc	4,888,912	5.0
13,969		Expedia, Inc	1,573,608	1.6
10,573		Home Depot, Inc	1,816,653	1.8
		Other	2,804,569	2.9

			11,083,742	11.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
8,208		NVIDIA Corp	1,095,768	1.1
12,252		Xilinx, Inc	1,043,503	1.1
		Other	487,835	0.4

			2,627,106	2.6

SOFTWARE & SERVICES
11,307	*	Adobe, Inc	2,558,096	2.6
18,019	*	Akamai Technologies, Inc	1,100,600	1.1
16,106		Automatic Data Processing, Inc	2,111,819	2.1
13,436		Intuit, Inc	2,644,877	2.7
17,738		MasterCard, Inc (Class A)	3,346,274	3.4
61,861		Microsoft Corp	6,283,222	6.4
25,318	*	PayPal Holdings, Inc	2,128,991	2.2
21,893	*	salesforce.com, Inc	2,998,684	3.1
6,223	*	ServiceNow, Inc	1,108,005	1.1

46	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
18,362		Visa, Inc (Class A)		$2,422,682	2.5%
		Other		784,184	0.8

				27,487,434	28.0

TECHNOLOGY HARDWARE & EQUIPMENT
11,595	n	Apple, Inc		1,828,995	1.8
36,111		Cisco Systems, Inc		1,564,690	1.6
8,406		Motorola, Inc		967,026	1.0
		Other		1,178,030	1.2

				5,538,741	5.6

TELECOMMUNICATION SERVICES
15,500		Softbank Corp		1,015,237	1.0

				1,015,237	1.0

TRANSPORTATION				247,642	0.3

		TOTAL COMMON STOCKS	(Cost $70,795,657)	96,977,366	98.7

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$1,160,000		Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		1,160,000	1.2

				1,160,000	1.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,159,931)	1,160,000	1.2

		TOTAL PORTFOLIO	(Cost $71,955,588)	98,137,366	99.9
		OTHER ASSETS & LIABILITIES, NET		78,931	0.1

		NET ASSETS		$98,216,297	100.0%

*	Non-income producing
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	47

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2018

Written options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

GrubHub, Inc, Put	2	$(996)	$65.00	03/15/19	$(730)
GrubHub, Inc, Put	3	(2,079)	70.00	03/15/19	(1,740)

Total	5	$(3,075)			$(2,470)

48	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$369,789	0.3%

BANKS
71,707		Bank of America Corp	1,766,861	1.4
27,754		JPMorgan Chase & Co	2,709,345	2.1
		Other	2,412,069	1.8

			6,888,275	5.3

CAPITAL GOODS
2,827	n	Boeing Co	911,708	0.7
6,378		Deere & Co	951,406	0.7
11,621	n	Honeywell International, Inc	1,535,367	1.2
		Other	5,040,060	3.9

			8,438,541	6.5

COMMERCIAL & PROFESSIONAL SERVICES
12,296		Waste Management, Inc	1,094,221	0.9
		Other	537,240	0.4

			1,631,461	1.3

CONSUMER DURABLES & APPAREL			3,213,009	2.5

CONSUMER SERVICES			429,787	0.3

DIVERSIFIED FINANCIALS
7,215		CME Group, Inc	1,357,286	1.1
22,140		Morgan Stanley	877,851	0.7
		Other	1,067,605	0.8

			3,302,742	2.6

ENERGY
20,506		Chevron Corp	2,230,847	1.7
10,256		EOG Resources, Inc	894,426	0.7
		Other	4,019,295	3.1

			7,144,568	5.5

FOOD & STAPLES RETAILING
4,454	n	Costco Wholesale Corp	907,324	0.7
		Other	773,238	0.6

			1,680,562	1.3

FOOD, BEVERAGE & TOBACCO
31,904		Coca-Cola Co	1,510,654	1.2
23,639		Mondelez International, Inc	946,269	0.7
		Other	4,515,223	3.5

			6,972,146	5.4

HEALTH CARE EQUIPMENT & SERVICES
24,039		Abbott Laboratories	1,738,741	1.3
3,963	n	Anthem, Inc	1,040,803	0.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	49

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
33,567	*	Boston Scientific Corp	$1,186,258	0.9%
3,086		Humana, Inc	884,077	0.7
1,923	*	Intuitive Surgical, Inc	920,963	0.7
12,593		Medtronic plc	1,145,459	0.9
7,079	n	Stryker Corp	1,109,633	0.9
		Other	4,584,253	3.5

			12,610,187	9.7

HOUSEHOLD & PERSONAL PRODUCTS
18,858		Procter & Gamble Co	1,733,427	1.3
		Other	590,524	0.5

			2,323,951	1.8

INSURANCE
5,709	*	Berkshire Hathaway, Inc (Class B)	1,165,664	0.9
9,877		Chubb Ltd	1,275,911	1.0
		Other	1,897,723	1.4

			4,339,298	3.3

MATERIALS
26,902		DowDuPont, Inc	1,438,719	1.1
9,105	n	Linde plc	1,420,744	1.1
		Other	2,708,805	2.1

			5,568,268	4.3

MEDIA & ENTERTAINMENT
3,771	*	Alphabet, Inc (Class C)	3,905,285	3.0
32,472		Comcast Corp (Class A)	1,105,672	0.9
12,701	*,n	Facebook, Inc	1,664,974	1.3
4,459	*	NetFlix, Inc	1,193,496	0.9
15,692		Walt Disney Co	1,720,628	1.3
		Other	2,725,004	2.1

			12,315,059	9.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
14,497		AbbVie, Inc	1,336,479	1.0
9,139		Eli Lilly & Co	1,057,565	0.8
32,596		Pfizer, Inc	1,422,815	1.1
22,973		Schering-Plough Corp	1,755,367	1.4
		Other	5,132,691	4.0

			10,704,917	8.3

REAL ESTATE			1,028,481	0.8

RETAILING
2,379	*	Amazon.com, Inc	3,573,187	2.7
10,308		Home Depot, Inc	1,771,120	1.4
		Other	2,067,646	1.6

			7,411,953	5.7

50	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
21,547		Intel Corp		$1,011,201	0.8%
7,229	n	NVIDIA Corp		965,071	0.7
		Other		3,380,490	2.6

				5,356,762	4.1

SOFTWARE & SERVICES
3,965	*	Adobe, Inc		897,042	0.7
10,163		MasterCard, Inc (Class A)		1,917,250	1.5
51,404		Microsoft Corp		5,221,104	4.0
11,702	*	PayPal Holdings, Inc		984,021	0.8
8,648	*,n	salesforce.com, Inc		1,184,517	0.9
		Other		2,493,555	1.9

				12,697,489	9.8

TECHNOLOGY HARDWARE & EQUIPMENT
25,666	n	Apple, Inc		4,048,555	3.1
49,191		Cisco Systems, Inc		2,131,446	1.7
		Other		2,249,712	1.7

				8,429,713	6.5

TELECOMMUNICATION SERVICES
25,511		Verizon Communications, Inc		1,434,228	1.1

				1,434,228	1.1

TRANSPORTATION
14,819		CSX Corp		920,705	0.7
		Other		717,909	0.5

				1,638,614	1.2

UTILITIES
5,374		NextEra Energy, Inc		934,109	0.7
		Other		1,843,292	1.4

				2,777,401	2.1

		TOTAL COMMON STOCKS	(Cost $99,922,668)	128,707,201	99.2

PURCHASED OPTIONS
CAPITAL GOODS				8	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				7	0.0

		TOTAL PURCHASED OPTIONS	(Cost $1,844)	15	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$1,460,000		Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		1,460,000	1.1

				1,460,000	1.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	51

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,180,169	c	State Street Navigator Securities Lending Government Money Market Portfolio		$1,180,169	0.9%

				1,180,169	0.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,640,082)	2,640,169	2.0

		TOTAL PORTFOLIO	(Cost $102,564,594)	131,347,385	101.2
		OTHER ASSETS & LIABILITIES, NET		(1,679,042)	(1.2)

		NET ASSETS		$129,668,343	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/18, the aggregate value of securities on loan is $1,154,511.

At 12/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the securities Act of 1933 amounted to $339,076 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

CVS Health Corp, Call	7	$1,204	$80.00	01/18/19	$7
General Electric Co, Call	8	640	15.00	01/18/19	8

Total	15	$1,844			$15

Written options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Activision Blizzard, Inc, Put	13	$(7,221)	$50.00	05/17/19	$(9,100)
Alibaba Group Holding Ltd, Put	5	(6,687)	140.00	04/18/19	(6,325)
Anthem, Inc, Call	3	(1,089)	310.00	01/18/19	(60)
Anthem, Inc, Put	3	(2,654)	250.00	03/15/19	(2,288)
Anthem, Inc, Put	3	(6,416)	260.00	06/21/19	(4,875)
Apple, Inc, Put	5	(3,250)	195.00	02/15/19	(18,975)
Apple, Inc, Put	5	(2,615)	205.00	02/15/19	(23,875)
Apple, Inc, Put	5	(6,852)	175.00	04/18/19	(11,030)

52	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2018

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Applied Materials, Inc, Put	13	$(2,392)	$32.00	04/18/19	$(3,640)
Arista Networks, Inc, Put	3	(3,369)	200.00	03/15/19	(3,999)
Boeing Co, Put	2	(5,639)	320.00	05/17/19	(5,140)
Broadcom Ltd, Call	5	(2,290)	270.00	01/18/19	(1,275)
Broadridge Financial Solutions, Inc, Put	8	(1,565)	85.00	03/15/19	(1,520)
Celgene Corp, Put	11	(7,425)	70.00	04/18/19	(10,065)
Celgene Corp, Put	4	(3,992)	75.00	04/18/19	(5,080)
Celgene Corp, Put	2	(2,694)	80.00	04/18/19	(3,398)
Chipotle Mexican Grill, Inc, Put	2	(4,916)	405.00	03/15/19	(3,890)
Chipotle Mexican Grill, Inc, Put	1	(3,588)	420.00	06/21/19	(3,745)
Clovis Oncology, Inc, Put	2	(1,316)	20.00	04/18/19	(1,090)
Coherent, Inc, Put	4	(6,112)	145.00	02/15/19	(16,320)
ConAgra Brands, Inc, Put	12	(867)	27.00	03/15/19	(7,080)
ConAgra Brands, Inc, Put	12	(3,036)	31.00	06/21/19	(11,940)
Constellation Brands, Inc, Put	4	(1,075)	160.00	01/18/19	(2,304)
Constellation Brands, Inc, Put	2	(1,276)	175.00	04/18/19	(3,844)
Costco Wholesale Corp, Put	3	(3,272)	210.00	02/15/19	(3,270)
Cree, Inc, Call	13	(1,743)	47.00	01/18/19	(429)
Cree, Inc, Put	13	(1,614)	39.00	01/18/19	(572)
CVS Health Corp, Call	7	(420)	85.00	01/18/19	(7)
CVS Health Corp, Put	11	(1,452)	70.00	01/18/19	(5,621)
DISH Network Corp, Put	14	(8,512)	35.00	03/15/19	(14,000)
DXC Technology Co, Put	5	(1,889)	50.00	03/15/19	(1,425)
DXC Technology Co, Put	3	(474)	55.00	03/15/19	(1,380)
DXC Technology Co, Put	2	(456)	57.50	03/15/19	(1,250)
Exact Sciences Corp, Call	18	(3,689)	80.00	01/18/19	(360)
Facebook, Inc, Call	2	(132)	165.00	01/18/19	(6)
Facebook, Inc, Put	2	(136)	125.00	01/18/19	(532)
Facebook, Inc, Put	2	(3,132)	135.00	06/21/19	(2,980)
FedEx Corp, Call	4	(994)	162.50	01/18/19	(1,560)
FedEx Corp, Call	4	(260)	180.00	01/18/19	(96)
FedEx Corp, Put	4	(788)	144.00	01/25/19	(448)
FedEx Corp, Put	4	(4,004)	200.00	04/18/19	(16,020)
First Data Corp, Put	18	(2,125)	17.00	04/18/19	(3,150)
General Electric Co, Call	17	(289)	18.00	01/18/19	(17)
General Electric Co, Put	17	(1,581)	7.00	03/15/19	(986)
General Electric Co, Put	17	(2,465)	8.00	06/21/19	(2,295)
Hain Celestial Group, Inc, Put	24	(13,152)	23.00	01/17/20	(18,480)
HCA Healthcare, Inc, Put	5	(445)	105.00	01/18/19	(150)
IAC/InterActiveCorp, Call	5	(3,608)	240.00	01/18/19	(110)
IAC/InterActiveCorp, Put	8	(4,584)	165.00	01/18/19	(1,520)
IAC/InterActiveCorp, Put	5	(11,815)	185.00	07/19/19	(10,775)
Incyte Corp, Put	3	(1,196)	52.50	06/21/19	(893)
Ingredion, Inc, Put	3	(1,194)	90.00	04/18/19	(1,485)
International Business Machines Corp, Put	7	(8,592)	120.00	01/17/20	(11,935)
Jazz Pharmaceuticals plc, Put	3	(2,131)	140.00	03/15/19	(5,745)
Knight-Swift Transportation Holdings, Inc, Put	20	(900)	25.00	02/15/19	(4,020)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	53

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2018

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Knight-Swift Transportation Holdings, Inc, Put	20	$(3,766)	$25.00	05/17/19	$(5,950)
Linde plc, Put	3	(3,341)	140.00	01/18/19	(177)
Mellanox Technologies Ltd, Put	12	(1,186)	70.00	01/18/19	(240)
Microchip Technology, Inc, Put	10	(6,082)	65.00	04/18/19	(3,000)
Micron Technology, Inc, Put	13	(8,956)	40.00	04/18/19	(11,830)
Monolithic Power Systems, Inc, Put	5	(899)	100.00	01/18/19	(287)
Nektar Therapeutics, Put	8	(6,104)	41.00	05/17/19	(8,920)
Neurocrine Biosciences, Inc, Put	10	(1,080)	55.00	01/18/19	(400)
Northrop Grumman Corp, Put	1	(3,630)	290.00	05/17/19	(4,860)
Northrop Grumman Corp, Put	2	(7,872)	295.00	05/17/19	(10,620)
Nutanix, Inc, Put	4	(552)	30.00	01/18/19	(40)
NVIDIA Corp, Put	5	(545)	100.00	01/18/19	(165)
Parker-Hannifin Corp, Put	4	(3,352)	150.00	02/15/19	(3,480)
PNC Financial Services Group, Inc, Call	7	(1,393)	135.00	02/15/19	(259)
PNC Financial Services Group, Inc, Call	7	(2,653)	140.00	02/15/19	(91)
PNC Financial Services Group, Inc, Put	7	(2,716)	120.00	02/15/19	(5,285)
PNC Financial Services Group, Inc, Put	7	(2,541)	110.00	05/17/19	(4,200)
PVH Corp, Put	5	(2,310)	105.00	03/15/19	(7,050)
PVH Corp, Put	5	(2,875)	90.00	03/15/19	(2,650)
PVH Corp, Put	5	(4,690)	100.00	06/21/19	(6,700)
QUALCOMM, Inc, Put	8	(5,344)	60.00	06/21/19	(5,344)
Red Hat, Inc, Put	7	(2,436)	110.00	01/18/19	(63)
Red Hat, Inc, Put	4	(2,191)	115.00	01/18/19	(12)
Rockwell Automation, Inc, Put	2	(1,276)	145.00	04/18/19	(1,540)
Roku, Inc, Put	10	(3,180)	30.00	02/15/19	(2,940)
salesforce.com, Inc, Call	5	(550)	160.00	01/18/19	(65)
salesforce.com, Inc, Put	5	(2,210)	128.00	01/25/19	(1,455)
salesforce.com, Inc, Put	5	(2,055)	120.00	02/15/19	(1,220)
Stryker Corp, Put	5	(1,040)	145.00	01/18/19	(490)
Take-Two Interactive Software, Inc, Put	7	(2,134)	70.00	01/18/19	(70)
Tiffany & Co, Put	10	(9,680)	95.00	05/17/19	(16,940)
Tiffany & Co, Put	10	(23,280)	105.00	01/17/20	(27,940)
Tiffany & Co, Put	10	(27,030)	110.00	01/17/20	(31,700)
Ulta Beauty, Inc, Call	2	(307)	290.00	01/18/19	(40)
United Parcel Service, Inc, Put	7	(2,613)	95.00	04/18/19	(4,060)
Universal Health Services, Inc, Call	5	(715)	145.00	01/18/19	(65)
WABCO Holdings, Inc, Call	7	(1,966)	125.00	01/18/19	(105)
WABCO Holdings, Inc, Put	7	(946)	110.00	01/18/19	(3,045)
WABCO Holdings, Inc, Put	7	(1,526)	105.00	03/15/19	(3,325)
WellCare Health Plans, Inc, Call	3	(3,793)	350.00	03/15/19	(247)
WellCare Health Plans, Inc, Put	3	(2,424)	270.00	03/15/19	(11,385)
WellCare Health Plans, Inc, Put	3	(2,811)	290.00	03/15/19	(16,605)

Total	664	$(341,430)			$(477,235)

54	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
BANKS
90,540		Bank of America Corp	$2,230,906	3.5%
34,663		Citigroup, Inc	1,804,556	2.8
30,144		JPMorgan Chase & Co	2,942,657	4.7
5,822		PNC Financial Services Group, Inc	680,650	1.1
28,423		Wells Fargo & Co	1,309,732	2.1
		Other	740,503	1.1

			9,709,004	15.3

CAPITAL GOODS
5,555		Deere & Co	828,639	1.3
7,487		Honeywell International, Inc	989,183	1.6
8,961		Ingersoll-Rand plc	817,512	1.3
18,301		Masco Corp	535,121	0.8
5,202		Stanley Works	622,888	1.0
		Other	1,556,288	2.5

			5,349,631	8.5

CONSUMER DURABLES & APPAREL
230	*	NVR, Inc	560,508	0.9

			560,508	0.9

DIVERSIFIED FINANCIALS
12,755		Bank of New York Mellon Corp	600,378	1.0
4,722		Goldman Sachs Group, Inc	788,810	1.2
		Other	436,089	0.6

			1,825,277	2.8

ENERGY
16,740		Chevron Corp	1,821,145	2.9
9,012	*	Concho Resources, Inc	926,343	1.5
6,654		Diamondback Energy, Inc	616,826	1.0
15,174		EOG Resources, Inc	1,323,324	2.1
10,261		Exxon Mobil Corp	699,698	1.1
		Other	1,136,959	1.8

			6,524,295	10.4

FOOD & STAPLES RETAILING			459,882	0.7

FOOD, BEVERAGE & TOBACCO
15,251		Mondelez International, Inc	610,497	1.0
11,785		Philip Morris International, Inc	786,767	1.3

			1,397,264	2.3

HEALTH CARE EQUIPMENT & SERVICES
12,894		Abbott Laboratories	932,623	1.5
4,984		Anthem, Inc	1,308,948	2.1
5,120		Cigna Corp	972,390	1.5
11,974		CVS Health Corp	784,537	1.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	55

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
7,081		Medtronic plc	$644,088	1.0%
3,529		UnitedHealth Group, Inc	879,144	1.4
6,100		Zimmer Biomet Holdings, Inc	632,692	1.0
		Other	379,448	0.6

			6,533,870	10.4

HOUSEHOLD & PERSONAL PRODUCTS
16,638		Procter & Gamble Co	1,529,365	2.4

			1,529,365	2.4

INSURANCE
19,411		American International Group, Inc	764,987	1.2
6,248	*	Berkshire Hathaway, Inc (Class B)	1,275,717	2.0
7,257		Chubb Ltd	937,459	1.5
		Other	1,237,667	2.0

			4,215,830	6.7

MATERIALS
13,865		Ball Corp	637,513	1.0
12,755	*	Crown Holdings, Inc	530,225	0.8
22,877		DowDuPont, Inc	1,223,462	2.0
		Other	390,621	0.6

			2,781,821	4.4

MEDIA & ENTERTAINMENT
47,142		Comcast Corp (Class A)	1,605,185	2.5
		Other	159,212	0.3

			1,764,397	2.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
15,658		Johnson & Johnson	2,020,665	3.2
38,129		Pfizer, Inc	1,664,331	2.7
18,297		Schering-Plough Corp	1,398,074	2.2
		Other	700,096	1.1

			5,783,166	9.2

RETAILING
4,054		Home Depot, Inc	696,558	1.1

			696,558	1.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,195		Broadcom, Inc	558,144	0.9
22,184		Intel Corp	1,041,095	1.7
		Other	468,661	0.7

			2,067,900	3.3

SOFTWARE & SERVICES
4,297		Accenture plc	605,920	1.0
11,507		Microsoft Corp	1,168,766	1.9

56	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2018

Shares	Company		Value	% of net assets

SOFTWARE & SERVICES—continued
16,740	Oracle Corp		$755,811	1.2%
	Other		516,015	0.8

			3,046,512	4.9

TECHNOLOGY HARDWARE & EQUIPMENT
42,565	Cisco Systems, Inc		1,844,341	2.9
8,319	TE Connectivity Ltd		629,166	1.0

			2,473,507	3.9

TELECOMMUNICATION SERVICES
25,650	Verizon Communications, Inc		1,442,043	2.3
	Other		474,848	0.8

			1,916,891	3.1

TRANSPORTATION
5,961	Union Pacific Corp		823,989	1.3
	Other		345,292	0.6

			1,169,281	1.9

UTILITIES
16,740	FirstEnergy Corp		628,587	1.0
4,579	NextEra Energy, Inc		795,922	1.3
	Other		1,394,233	2.2

			2,818,742	4.5

	TOTAL COMMON STOCKS	(Cost $61,299,800)	62,623,701	99.5

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			130,000	0.2

	TOTAL SHORT-TERM INVESTMENTS	(Cost $129,992)	130,000	0.2

	TOTAL PORTFOLIO	(Cost $61,429,792)	62,753,701	99.7
	OTHER ASSETS & LIABILITIES, NET		202,392	0.3

	NET ASSETS		$62,956,093	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	57

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
CASINOS & GAMING
24,000	*	Penn National Gaming, Inc	$451,920	0.7%

			451,920	0.7

DATA PROCESSING & OUTSOURCED SERVICES
20,000	*	GDS Holdings Ltd (ADR)	461,800	0.7

			461,800	0.7

DIVERSIFIED REITS			163,800	0.2

HEALTH CARE REITS
50,000		HCP, Inc	1,396,500	2.1
20,000		Healthcare Trust of America, Inc	506,200	0.8
20,000		Ventas, Inc	1,171,800	1.7
23,000		Welltower, Inc	1,596,430	2.4

			4,670,930	7.0

HOMEBUILDING
50,000	*	TRI Pointe Homes, Inc	546,500	0.8

			546,500	0.8

HOTEL & RESORT REITS
70,000		Host Marriott Corp	1,166,900	1.7
14,000		Pebblebrook Hotel Trust	396,340	0.6
67,000		Sunstone Hotel Investors, Inc	871,670	1.3

			2,434,910	3.6

INDUSTRIAL REITS
6,000		EastGroup Properties, Inc	550,380	0.8
55,000		Prologis, Inc	3,229,600	4.8
80,000		Rexford Industrial Realty, Inc	2,357,600	3.5
23,000		Terreno Realty Corp	808,910	1.3

			6,946,490	10.4

IT CONSULTING & OTHER SERVICES
5,399	*	InterXion Holding NV	292,410	0.4

			292,410	0.4

MORTGAGE REITS
45,000		Starwood Property Trust, Inc	886,950	1.3

			886,950	1.3

OFFICE REITS
16,000		Alexandria Real Estate Equities, Inc	1,843,840	2.8
24,500		Boston Properties, Inc	2,757,475	4.1
28,000		Hudson Pacific Properties	813,680	1.2
25,500		JBG SMITH Properties	887,655	1.3
16,500		Kilroy Realty Corp	1,037,520	1.5
5,500		SL Green Realty Corp	434,940	0.7

			7,775,110	11.6

58	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Real Estate Securities Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

REAL ESTATE OPERATING COMPANIES				$207,600	0.3%

RESIDENTIAL REITS
70,000		American Homes 4 Rent		1,389,500	2.1
16,000		AvalonBay Communities, Inc		2,784,800	4.2
14,000		Camden Property Trust		1,232,700	1.8
21,000		Equity Lifestyle Properties, Inc		2,039,730	3.0
14,000		Equity Residential		924,140	1.4
9,000		Essex Property Trust, Inc		2,206,890	3.3
38,000		Invitation Homes, Inc		763,040	1.1
23,000		Sun Communities, Inc		2,339,330	3.5

				13,680,130	20.4

RETAIL REITS
12,000		Agree Realty Corp		709,440	1.0
12,500		Federal Realty Investment Trust		1,475,500	2.2
7,000		Realty Income Corp		441,280	0.7
31,000		Regency Centers Corp		1,819,080	2.7
20,000		Retail Opportunities Investment Corp		317,600	0.5
30,000		Simon Property Group, Inc		5,039,700	7.5
		Other		181,960	0.3

				9,984,560	14.9

SPECIALIZED REITS
22,000		American Tower Corp		3,480,180	5.2
25,500		Crown Castle International Corp		2,770,065	4.1
16,000		CyrusOne, Inc		846,080	1.2
12,000		Digital Realty Trust, Inc		1,278,600	1.9
6,300		Equinix, Inc		2,221,128	3.3
12,500		Extra Space Storage, Inc		1,131,000	1.7
25,000		Four Corners Property Trust, Inc		655,000	1.0
15,000		Gaming and Leisure Properties, Inc		484,650	0.7
19,483		National Storage Affiliates Trust		515,520	0.8
6,000		Public Storage, Inc		1,214,460	1.8
23,000		QTS Realty Trust, Inc		852,150	1.3
7,500	*	SBA Communications Corp		1,214,175	1.8
55,000		Weyerhaeuser Co		1,202,300	1.7

				17,865,308	26.5

		TOTAL COMMON STOCKS	(Cost $52,584,075)	66,368,418	98.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	59

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2018

Principal	Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$510,000	Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		$510,000	0.8%

			510,000	0.8

	TOTAL SHORT-TERM INVESTMENTS	(Cost $509,969)	510,000	0.8

	TOTAL PORTFOLIO	(Cost $53,094,044)	66,878,418	99.6
	OTHER ASSETS & LIABILITIES, NET		263,845	0.4

	NET ASSETS		$67,142,263	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

60	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$165,623	0.4%

BANKS
8,390		Cathay General Bancorp	281,316	0.6
8,610	*	Essent Group Ltd	294,290	0.6
8,320		Hancock Holding Co	288,288	0.6
4,460		IBERIABANK Corp	286,689	0.6
25,380	*	MGIC Investment Corp	265,475	0.6
12,277		United Community Banks, Inc	263,464	0.6
6,100		Walker & Dunlop, Inc	263,825	0.6
		Other	3,209,883	6.9

			5,153,230	11.1

CAPITAL GOODS
7,479		Comfort Systems USA, Inc	326,683	0.7
6,197		EMCOR Group, Inc	369,899	0.8
6,560	*	Generac Holdings, Inc	326,032	0.7
7,270		Hillenbrand, Inc	275,751	0.6
5,140	*	Trex Co, Inc	305,110	0.7
		Other	3,037,799	6.5

			4,641,274	10.0

COMMERCIAL & PROFESSIONAL SERVICES
5,629		Exponent, Inc	285,447	0.6
4,240		Insperity, Inc	395,846	0.9
5,408		Viad Corp	270,887	0.6
		Other	659,303	1.4

			1,611,483	3.5

CONSUMER DURABLES & APPAREL
2,340	*	Deckers Outdoor Corp	299,403	0.6
2,000	*	Helen of Troy Ltd	262,360	0.6
		Other	1,066,066	2.3

			1,627,829	3.5

CONSUMER SERVICES
2,500	*	Bright Horizons Family Solutions	278,625	0.6
5,260		Texas Roadhouse, Inc (Class A)	314,022	0.7
		Other	1,064,054	2.3

			1,656,701	3.6

DIVERSIFIED FINANCIALS
3,850	*	Green Dot Corp	306,152	0.7
4,900		iShares Russell 2000 Index Fund	656,110	1.4
		Other	1,441,752	3.1

			2,404,014	5.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	61

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

ENERGY			$2,039,910	4.4%

FOOD, BEVERAGE & TOBACCO
1,990		Lancaster Colony Corp	351,951	0.8
		Other	92,936	0.2

			444,887	1.0

HEALTH CARE EQUIPMENT & SERVICES
3,690		Hill-Rom Holdings, Inc	326,749	0.7
10,860	*	HMS Holdings Corp	305,492	0.7
4,400	*	Integer Holding Corp	335,544	0.7
2,520	*	Masimo Corp	270,572	0.6
		Other	1,579,350	3.4

			2,817,707	6.1

HOUSEHOLD & PERSONAL PRODUCTS
2,670	*	USANA Health Sciences, Inc	314,339	0.7
		Other	266,928	0.5

			581,267	1.2

INSURANCE			864,180	1.9

MATERIALS
3,710	*	Ingevity Corp	310,490	0.6
		Other	1,333,645	2.9

			1,644,135	3.5

MEDIA & ENTERTAINMENT
950	*	Madison Square Garden Co	254,315	0.5
		Other	375,761	0.8

			630,076	1.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
13,640	*	Horizon Pharma plc	266,526	0.5
		Other	3,983,353	8.6

			4,249,879	9.1

REAL ESTATE
33,150		Cousins Properties, Inc	261,885	0.6
3,560		EastGroup Properties, Inc	326,559	0.7
13,580		Geo Group, Inc	267,526	0.6
2,519		PS Business Parks, Inc	329,989	0.7
3,670		Ryman Hospitality Properties	244,752	0.5
		Other	2,222,429	4.8

			3,653,140	7.9

RETAILING
3,660	*	Five Below, Inc	374,491	0.8
		Other	1,406,332	3.0

			1,780,823	3.8

62	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,595		Cabot Microelectronics Corp		$247,433	0.5%
5,910	*	Semtech Corp		271,092	0.6
		Other		683,110	1.5

				1,201,635	2.6

SOFTWARE & SERVICES
9,821		EVERTEC, Inc		281,863	0.6
6,310	*	Five9, Inc		275,873	0.6
4,245	*	Paylocity Holding Corp		255,591	0.6
2,560	*	Trade Desk, Inc		297,114	0.6
6,790	*	Verint Systems, Inc		287,285	0.6
		Other		2,153,792	4.6

				3,551,518	7.6

TECHNOLOGY HARDWARE & EQUIPMENT
3,410		SYNNEX Corp		275,665	0.6
		Other		2,116,447	4.6

				2,392,112	5.2

TELECOMMUNICATION SERVICES
31,112	*	Vonage Holdings Corp		271,608	0.6

				271,608	0.6

TRANSPORTATION				957,571	2.0

UTILITIES
7,570		New Jersey Resources Corp		345,722	0.7
4,837		NorthWestern Corp		287,511	0.6
8,300		Portland General Electric Co		380,555	0.8
4,043		Southwest Gas Corp		309,290	0.7
		Other		585,245	1.3

				1,908,323	4.1

		TOTAL COMMON STOCKS	(Cost $48,748,848)	46,248,925	99.6

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				160,000	0.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
303,146	c	State Street Navigator Securities Lending Government Money Market Portfolio		303,146	0.7

				303,146	0.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $463,136)	463,146	1.0

		TOTAL PORTFOLIO	(Cost $49,211,984)	46,712,071	100.6
		OTHER ASSETS & LIABILITIES, NET		(287,317)	(0.6)

		NET ASSETS		$46,424,754	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	63

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2018

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/18, the aggregate value of securities on loan is $303,730.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

64	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2018

Shares	Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS		$319,911	0.5%

BANKS
30,027	Bank of America Corp	739,865	1.3
2,981	PNC Financial Services Group, Inc	348,509	0.6
	Other	1,556,357	2.8

		2,644,731	4.7

CAPITAL GOODS
2,599	3M Co	495,214	0.9
2,847	Caterpillar, Inc	361,768	0.6
2,558	Illinois Tool Works, Inc	324,073	0.6
	Other	2,181,254	3.9

		3,362,309	6.0

COMMERCIAL & PROFESSIONAL SERVICES		644,100	1.2

CONSUMER DURABLES & APPAREL
6,390	Nike, Inc (Class B)	473,755	0.8
	Other	312,537	0.6

		786,292	1.4

CONSUMER SERVICES
7,017	Starbucks Corp	451,895	0.8
	Other	822,986	1.5

		1,274,881	2.3

DIVERSIFIED FINANCIALS
4,130	American Express Co	393,672	0.7
2,131	CME Group, Inc	400,884	0.7
1,934	S&P Global, Inc	328,664	0.6
	Other	2,391,642	4.3

		3,514,862	6.3

ENERGY
6,779	ConocoPhillips	422,670	0.7
	Other	2,221,684	4.0

		2,644,354	4.7

FOOD & STAPLES RETAILING		307,556	0.6

FOOD, BEVERAGE & TOBACCO
13,819	Coca-Cola Co	654,330	1.2
9,639	Mondelez International, Inc	385,849	0.7
5,470	PepsiCo, Inc	604,325	1.1
	Other	422,803	0.7

		2,067,307	3.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	65

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
1,764		Becton Dickinson & Co	$397,464	0.7%
2,971		UnitedHealth Group, Inc	740,136	1.3
		Other	2,652,053	4.8

			3,789,653	6.8

HOUSEHOLD & PERSONAL PRODUCTS
8,393		Procter & Gamble Co	771,484	1.4
		Other	479,434	0.8

			1,250,918	2.2

INSURANCE
3,084		Chubb Ltd	398,391	0.7
		Other	1,725,845	3.1

			2,124,236	3.8

MATERIALS
2,326		Ecolab, Inc	342,736	0.6
2,246		Linde plc	350,466	0.7
		Other	1,013,652	1.8

			1,706,854	3.1

MEDIA & ENTERTAINMENT
634	*	Alphabet, Inc (Class A)	662,505	1.2
661	*	Alphabet, Inc (Class C)	684,538	1.2
1,879	*	NetFlix, Inc	502,933	0.9
		Other	874,821	1.6

			2,724,797	4.9

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
4,427		AbbVie, Inc	408,125	0.7
2,834		Amgen, Inc	551,695	1.0
7,021		Bristol-Myers Squibb Co	364,951	0.7
4,451		Eli Lilly & Co	515,070	0.9
9,373		Schering-Plough Corp	716,191	1.3
3,978		Zoetis, Inc	340,278	0.6
		Other	1,897,870	3.4

			4,794,180	8.6

REAL ESTATE
2,700		American Tower Corp	427,113	0.7
		Other	1,612,161	3.0

			2,039,274	3.7

RETAILING
248	*	Booking Holdings, Inc	427,160	0.8
3,937		Home Depot, Inc	676,455	1.2
4,400		Lowe’s Companies, Inc	406,384	0.7
		Other	1,380,125	2.5

			2,890,124	5.2

66	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
14,248		Intel Corp		$668,659	1.2%
4,677		Texas Instruments, Inc		441,976	0.8
		Other		594,899	1.0

				1,705,534	3.0

SOFTWARE & SERVICES
3,178		Accenture plc		448,130	0.8
1,435	*	Adobe, Inc		324,654	0.6
4,249		International Business Machines Corp		482,984	0.9
1,855		Intuit, Inc		365,157	0.7
18,808	d	Microsoft Corp		1,910,329	3.4
11,697		Oracle Corp		528,119	0.9
3,560	*	salesforce.com, Inc		487,613	0.9
		Other		1,746,797	3.1

				6,293,783	11.3

TECHNOLOGY HARDWARE & EQUIPMENT
11,196		Apple, Inc		1,766,057	3.2
16,094		Cisco Systems, Inc		697,353	1.2
		Other		1,174,946	2.1

				3,638,356	6.5

TELECOMMUNICATION SERVICES
7,996		Verizon Communications, Inc		449,535	0.8
		Other		479,785	0.8

				929,320	1.6

TRANSPORTATION
3,074		Union Pacific Corp		424,919	0.7
3,789		United Parcel Service, Inc (Class B)		369,541	0.7
		Other		651,986	1.2

				1,446,446	2.6

UTILITIES
4,969		Dominion Resources, Inc		355,085	0.6
		Other		1,715,782	3.1

				2,070,867	3.7

		TOTAL COMMON STOCKS	(Cost $42,107,992)	54,970,645	98.4

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$860,000		Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		860,000	1.5

				860,000	1.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	67

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
325,548	c	State Street Navigator Securities Lending Government Money Market Portfolio		$325,548	0.6%

				325,548	0.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,185,496)	1,185,548	2.1

		TOTAL PORTFOLIO	(Cost $43,293,488)	56,156,193	100.5
		OTHER ASSETS & LIABILITIES, NET		(315,383)	(0.5)

		NET ASSETS		$55,840,810	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contract.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/18, the aggregate value of securities on loan is $313,300.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	7	03/15/19	$901,973	$876,820	$(25,153)

68	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$3,188,516	0.7%

BANKS
153,546		Bank of America Corp	3,783,373	0.9
41,008		Citigroup, Inc	2,134,877	0.5
55,545		JPMorgan Chase & Co	5,422,303	1.2
71,217		Wells Fargo & Co	3,281,679	0.8
		Other	10,721,817	2.5

			25,344,049	5.9

CAPITAL GOODS
9,463		3M Co	1,803,080	0.4
9,035		Boeing Co	2,913,788	0.7
		Other	24,185,585	5.6

			28,902,453	6.7

COMMERCIAL & PROFESSIONAL SERVICES			4,375,431	1.0

CONSUMER DURABLES & APPAREL			5,430,992	1.3

CONSUMER SERVICES
12,960		McDonald’s Corp	2,301,307	0.6
		Other	7,416,132	1.7

			9,717,439	2.3

DIVERSIFIED FINANCIALS			15,265,846	3.6

ENERGY
31,784		Chevron Corp	3,457,781	0.8
71,109	d	Exxon Mobil Corp	4,848,923	1.2
		Other	12,573,486	2.9

			20,880,190	4.9

FOOD & STAPLES RETAILING
23,797		Walmart, Inc	2,216,691	0.5
		Other	3,664,407	0.9

			5,881,098	1.4

FOOD, BEVERAGE & TOBACCO
63,934		Coca-Cola Co	3,027,275	0.7
23,654		PepsiCo, Inc	2,613,294	0.6
25,921		Philip Morris International, Inc	1,730,486	0.4
		Other	7,790,594	1.8

			15,161,649	3.5

HEALTH CARE EQUIPMENT & SERVICES
28,549		Abbott Laboratories	2,064,949	0.5
22,579		Medtronic plc	2,053,786	0.5
15,967		UnitedHealth Group, Inc	3,977,699	0.9
		Other	19,125,183	4.4

			27,221,617	6.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	69

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
41,591		Procter & Gamble Co	$3,823,045	0.9%
		Other	3,035,243	0.7

			6,858,288	1.6

INSURANCE
32,516	*	Berkshire Hathaway, Inc (Class B)	6,639,117	1.5
		Other	11,180,005	2.6

			17,819,122	4.1

MATERIALS
38,729		DowDuPont, Inc	2,071,227	0.5
		Other	10,669,788	2.5

			12,741,015	3.0

MEDIA & ENTERTAINMENT
5,014	*	Alphabet, Inc (Class A)	5,239,429	1.2
5,111	*	Alphabet, Inc (Class C)	5,293,003	1.2
76,199		Comcast Corp (Class A)	2,594,576	0.6
39,914	*	Facebook, Inc	5,232,326	1.2
6,945	*	NetFlix, Inc	1,858,899	0.4
24,874		Walt Disney Co	2,727,434	0.7
		Other	7,102,128	1.7

			30,047,795	7.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
25,274		AbbVie, Inc	2,330,010	0.5
10,791		Amgen, Inc	2,100,684	0.5
15,881		Eli Lilly & Co	1,837,749	0.4
45,062		Johnson & Johnson	5,815,251	1.4
97,377		Pfizer, Inc	4,250,506	1.0
43,683		Schering-Plough Corp	3,337,818	0.8
		Other	16,380,604	3.8

			36,052,622	8.4

REAL ESTATE			16,444,784	3.8

RETAILING
6,824	*	Amazon.com, Inc	10,249,443	2.4
19,244		Home Depot, Inc	3,306,504	0.8
		Other	11,444,021	2.6

			24,999,968	5.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
6,912		Broadcom, Inc	1,757,583	0.4
77,009		Intel Corp	3,614,032	0.8
		Other	9,777,924	2.3

			15,149,539	3.5

70	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
8,198	*	Adobe, Inc		$1,854,716	0.4%
15,344		International Business Machines Corp		1,744,152	0.4
15,329		MasterCard, Inc (Class A)		2,891,816	0.7
127,214		Microsoft Corp		12,921,126	3.0
42,755		Oracle Corp		1,930,388	0.5
19,811	*	PayPal Holdings, Inc		1,665,907	0.4
12,068	*	salesforce.com, Inc		1,652,954	0.4
29,564		Visa, Inc (Class A)		3,900,674	0.9
		Other		17,633,385	4.1

				46,195,118	10.8

TECHNOLOGY HARDWARE & EQUIPMENT
79,717		Apple, Inc		12,574,560	2.9
76,114		Cisco Systems, Inc		3,298,020	0.8
		Other		6,425,111	1.6

				22,297,691	5.3

TELECOMMUNICATION SERVICES
121,390		AT&T, Inc		3,464,471	0.8
69,435		Verizon Communications, Inc		3,903,636	0.9
		Other		996,960	0.2

				8,365,067	1.9

TRANSPORTATION
12,291		Union Pacific Corp		1,698,985	0.4
		Other		6,851,057	1.6

				8,550,042	2.0

UTILITIES				13,934,158	3.2

		TOTAL COMMON STOCKS	(Cost $229,306,999)	420,824,489	98.0

RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				121	0.0

		TOTAL RIGHTS / WARRANTS	(Cost $9)	121	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$8,320,000		Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		8,320,000	1.9

				8,320,000	1.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	71

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,374,724	c	State Street Navigator Securities Lending Government Money Market Portfolio		$2,374,724	0.6%

				2,374,724	0.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $10,694,227)	10,694,724	2.5

		TOTAL PORTFOLIO	(Cost $240,001,235)	431,519,334	100.5
		OTHER ASSETS & LIABILITIES, NET		(1,991,990)	(0.5)

		NET ASSETS		$429,527,344	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contract.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/18, the aggregate value of securities on loan is $2,286,558.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	65	03/15/19	$8,409,011	$8,141,900	$(267,111)

72	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2018

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRIA
26,042		Wienerberger AG.	$537,420	0.6%

			537,420	0.6

DENMARK
3,567		Rockwool International AS (B Shares)	932,783	1.1

			932,783	1.1

FRANCE
75,481		Accor S.A.	3,209,783	3.7
46,795	g	ALD S.A.	557,254	0.7
115,574		Credit Agricole S.A.	1,243,856	1.4
5,658		Essilor International S.A.	717,196	0.8
1,459		Kering	683,495	0.8
13,343		Nexity	602,422	0.7
31,254		Sanofi-Aventis	2,711,279	3.2
56,924		Schneider Electric S.A.	3,861,224	4.5
33,477		Vinci S.A.	2,752,879	3.2
		Other	165,605	0.2

			16,504,993	19.2

GERMANY
8,191		BASF SE	570,532	0.7
21,186		Bayerische Motoren Werke AG.	1,718,293	2.0
5,394		Continental AG.	751,038	0.9
58,100		Daimler AG. (Registered)	3,062,735	3.5
31,551		Lanxess AG.	1,450,602	1.7
7,906		Porsche AG.	464,970	0.5
106,877		TUI AG. (DI)	1,536,114	1.8

			9,554,284	11.1

HONG KONG			361,516	0.4

INDIA			857,921	1.0

ITALY
165,882		Davide Campari-Milano S.p.A	1,404,754	1.6
125,870		Mediobanca S.p.A.	1,065,041	1.3
26,588		Moncler S.p.A	884,786	1.0
190,759		Prada S.p.A	629,424	0.7
267,198		UniCredit S.p.A.	3,026,524	3.5

			7,010,529	8.1

JAPAN
51,151		Hitachi Ltd	1,356,025	1.6
47,086		Ishikawajima-Harima Heavy Industries Co Ltd	1,296,825	1.5
205,209		JX Holdings, Inc	1,065,758	1.2
59,930		Komatsu Ltd	1,287,892	1.5
18,011		Konami Corp	791,438	0.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	73

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2018

Shares		Company		Value	% of net assets

JAPAN—continued
13,600		Murata Manufacturing Co Ltd		$1,832,596	2.1%
7,020		Nintendo Co Ltd		1,864,084	2.2
66,850		Sony Corp		3,222,813	3.8
56,384	e	Takeda Pharmaceutical Co Ltd		1,911,106	2.2
52,302		Toyota Motor Corp		3,027,583	3.5

				17,656,120	20.5

KOREA, REPUBLIC OF
2,314		Samsung SDI Co Ltd		454,835	0.5

				454,835	0.5

NETHERLANDS				90,220	0.1

NORWAY
23,246		Yara International ASA		896,118	1.0

				896,118	1.0

SPAIN
77,238	*,e	Siemens Gamesa Renewable Energy		940,406	1.1

				940,406	1.1

SWEDEN
103,293		Electrolux AB (Series B)		2,177,285	2.6
49,611		Hennes & Mauritz AB (B Shares)		705,522	0.8

				2,882,807	3.4

SWITZERLAND
270,031		Credit Suisse Group		2,951,895	3.4
11,611		Nestle S.A.		942,381	1.1
4,862		Vifor Pharma AG.		529,060	0.6
		Other		460,460	0.6

				4,883,796	5.7

UNITED KINGDOM
102,788		BAE Systems plc		601,192	0.7
137,066		CNH Industrial NV		1,238,430	1.4
29,583		Linde plc		4,696,112	5.5
5,114,133		Lloyds TSB Group plc		3,371,133	3.9
33,845		Reckitt Benckiser Group plc		2,591,725	3.0
1,258,984		Tesco plc		3,053,238	3.6
163,977		Travis Perkins plc		2,235,527	2.6
		Other		590,912	0.7

				18,378,269	21.4

		TOTAL COMMON STOCKS	(Cost $98,659,789)	81,942,017	95.2

74	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2018

Principal		Issuer		Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$4,670,000		Federal Home Loan Bank (FHLB) 2.150%, 01/02/19		$4,670,000	5.5%

				4,670,000	5.5

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,244,124	c	State Street Navigator Securities Lending Government Money Market Portfolio		2,244,124	2.6

				2,244,124	2.6

		TOTAL SHORT-TERM INVESTMENTS	(Cost $6,913,845)	6,914,124	8.1

		TOTAL PORTFOLIO	(Cost $105,573,634)	88,856,141	103.3
		OTHER ASSETS & LIABILITIES, NET		(2,805,264)	(3.3)

		NET ASSETS		$86,050,877	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,151,129.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/18, the aggregate value of these securities, including those in “Other,” was $647,474 or 0.8% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	75

Summary of market values by sector

International Equity Fund  ▪  December 31, 2018

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$22,957,842	26.7%
INDUSTRIALS	16,807,195	19.5
FINANCIALS	12,711,081	14.8
MATERIALS	8,264,979	9.6
CONSUMER STAPLES	7,992,098	9.3
HEALTH CARE	5,151,445	6.0
INFORMATION TECHNOLOGY	3,733,676	4.3
COMMUNICATION SERVICES	2,655,521	3.1
ENERGY	1,065,758	1.2
REAL ESTATE	602,422	0.7
SHORT-TERM INVESTMENTS	6,914,124	8.1
OTHER ASSETS & LIABILITIES, NET	(2,805,264)	(3.3)

NET ASSETS	$86,050,877	100.0%

76	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Bond Fund  ▪  December 31, 2018

Principal	Issuer		Value	% of net assets

BANK LOAN OBLIGATIONS
	COMMERCIAL & PROFESSIONAL SERVICES		$164,949	0.1%

	CONSUMER DURABLES & APPAREL		94,848	0.0

	CONSUMER SERVICES		256,950	0.2

	ENERGY		14,663	0.0

	FOOD, BEVERAGE & TOBACCO		27,793	0.0

	HEALTH CARE EQUIPMENT & SERVICES		362,921	0.2

	INSURANCE		93,779	0.0

	MATERIALS		214,048	0.2

	MEDIA & ENTERTAINMENT		282,165	0.2

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		92,893	0.0

	REAL ESTATE		190,552	0.0

	SOFTWARE & SERVICES		572,725	0.3

	TECHNOLOGY HARDWARE & EQUIPMENT		255,188	0.1

	TELECOMMUNICATION SERVICES		95,463	0.1

	TRANSPORTATION		187,605	0.1

	TOTAL BANK LOAN OBLIGATIONS	(Cost $3,036,740)	2,906,542	1.5

	BONDS

	CORPORATE BONDS
	AUTOMOBILES & COMPONENTS		874,322	0.5

BANKS
$ 750,000	Citigroup, Inc	3.200%, 10/21/26	692,625	0.4
	Other		11,237,244	5.9

			11,929,869	6.3

	CAPITAL GOODS		1,794,726	0.9

	COMMERCIAL & PROFESSIONAL SERVICES		1,061,272	0.5

	CONSUMER DURABLES & APPAREL		171,114	0.1

	CONSUMER SERVICES		853,042	0.4

DIVERSIFIED FINANCIALS
1,125,000	Wells Fargo & Co	2.625%, 07/22/22	1,084,739	0.6
	Other		5,337,496	2.8

			6,422,235	3.4

	ENERGY		7,767,754	4.1

	FOOD & STAPLES RETAILING		2,394,735	1.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	77

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2018

Principal	Issuer		Value	% of net assets

FOOD, BEVERAGE & TOBACCO			$2,278,769	1.2%

HEALTH CARE EQUIPMENT & SERVICES			1,127,306	0.6

INSURANCE			3,046,299	1.7

MATERIALS			2,240,123	1.1

MEDIA & ENTERTAINMENT			3,936,248	2.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,278,253	1.8

REAL ESTATE			4,220,868	2.3

RETAILING			1,626,815	0.9

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			502,976	0.3

SOFTWARE & SERVICES			1,924,324	1.0

TECHNOLOGY HARDWARE & EQUIPMENT			2,312,453	1.2

TELECOMMUNICATION SERVICES
$ 683,000	Verizon Communications, Inc	4.329%, 09/21/28	686,230	0.4
	Other		2,463,711	1.2

			3,149,941	1.6

TRANSPORTATION			2,120,392	1.1

UTILITIES			6,677,801	3.5

	TOTAL CORPORATE BONDS	(Cost $74,181,105)	71,711,637	37.8

GOVERNMENT BONDS
AGENCY SECURITIES			398,017	0.2

FOREIGN GOVERNMENT BONDS
1,000,000	KFW	2.750%, 10/01/20	1,001,985	0.5
	Other		4,983,364	2.7

			5,985,349	3.2

MORTGAGE BACKED
1,261,934	Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 10/01/45	1,267,715	0.7
1,325,158	FGLMC	3.000%, 01/01/47	1,292,244	0.7
1,496,209	FGLMC	3.000%, 02/01/47	1,459,622	0.8
748,466	FGLMC	3.500%, 03/01/48	750,738	0.4
2,492,748	FGLMC	3.500%–5.000%, 06/01/36–08/01/48	2,550,616	1.3
800,457	Federal National Mortgage Association (FNMA)	3.500%, 07/01/32	810,768	0.4
679,254	FNMA	4.500%, 11/01/44	710,287	0.4
1,439,970	FNMA	3.000%, 12/25/45	1,427,482	0.7
783,533	FNMA	3.500%, 01/01/46	786,957	0.4
885,650	FNMA	3.500%, 12/01/46	887,812	0.5
828,191	FNMA	3.500%, 01/01/47	829,064	0.4
1,089,366	FNMA	3.000%, 02/25/48	1,078,715	0.6
988,122	FNMA	4.500%, 03/01/48	1,035,598	0.5

78	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2018

Principal		Issuer		Value	% of net assets

MORTGAGE BACKED—continued
$ 3,351,163		FNMA	4.000%, 04/01/48	$3,429,488	1.8%
676,360	h	FNMA	4.000%, 06/01/48	689,832	0.4
5,349,674		FNMA	3.000%–7.500%, 08/01/21–12/01/48	5,517,784	2.9
907,220		Government National Mortgage Association (GNMA)	3.000%, 12/20/47	892,855	0.5
1,238,141		GNMA	3.500%, 12/20/47	1,247,163	0.7
848,482		GNMA	3.000%, 01/20/48	835,047	0.4
1,445,872		GNMA	3.500%, 01/20/48	1,456,407	0.8
675,000		GNMA	4.000%, 12/20/48	688,631	0.4
		Other		1,172,854	0.6

				30,817,679	16.3

MUNICIPAL BONDS
1,750,000		State of Illinois	5.100%, 06/01/33	1,668,503	0.9
1,000,000		State of Texas	3.295%, 10/01/25	1,013,080	0.5
		Other		98,618	0.1

				2,780,201	1.5

U.S. TREASURY SECURITIES
1,000,000		United States Treasury Bond	3.125%, 11/15/41	1,025,592	0.5
2,935,700		United States Treasury Bond	3.000%, 11/15/45	2,934,923	1.5
1,865,000		United States Treasury Bond	2.875%, 11/15/46	1,816,621	1.0
765,000		United States Treasury Bond	3.000%, 05/15/47	763,065	0.4
2,060,000		United States Treasury Bond	3.125%, 05/15/48	2,102,727	1.1
1,610,000		United States Treasury Bond	3.000%, 08/15/48	1,605,160	0.8
900,000		United States Treasury Note	1.125%, 01/31/19	899,139	0.5
1,000,000		United States Treasury Note	2.750%, 11/30/20	1,004,343	0.5
2,590,000		United States Treasury Note	2.625%, 12/15/21	2,601,512	1.4
1,780,000		United States Treasury Note	2.875%, 09/30/23	1,808,857	1.1
4,430,000		United States Treasury Note	3.125%, 11/15/28	4,598,139	2.4
2,698,000		United States Treasury Note	1.125%–2.875%, 02/28/19–10/31/24	2,658,667	1.4
		Other		692,899	0.4

				24,511,644	13.0

		TOTAL GOVERNMENT BONDS	(Cost $65,113,773)	64,492,890	34.2

STRUCTURED ASSETS
ASSET BACKED
850,000	g,i	BlueMountain CLO Ltd
		Series 2018-3A (Class B), LIBOR 3 M + 1.770%	4.206%, 10/25/30	832,946	0.4
1,000,000	g	Capital Automotive REIT
		Series 2014-1A (Class A)	3.660%, 10/15/44	996,635	0.5
750,000	g,i	Madison Park Funding Ltd
		Series 2018-29A (Class B), LIBOR 3 M + 1.750%	1.000%, 10/18/30	733,876	0.4
713,545	g	MVW Owner Trust
		Series 2017-1A (Class A)	2.420%, 12/20/34	699,213	0.4
800,000		Verizon Owner Trust
		Series 2018-A (Class A1A)	3.230%, 04/20/23	804,823	0.4
		Other		15,509,604	8.2

				19,577,097	10.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	79

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2018

Principal		Issuer		Value	% of net assets

OTHER MORTGAGE BACKED
$ 941,816	g,i	Agate Bay Mortgage Trust
		Series 2015-6 (Class A9)	3.500%, 09/25/45	$915,089	0.5%
1,000,000		Citigroup Commercial Mortgage Trust
		Series 2016-GC37 (Class A4)	3.314%, 04/10/49	987,308	0.5
750,000		COMM Mortgage Trust
		Series 2012-CR4 (Class A3)	2.853%, 10/15/45	736,720	0.4
2,840,000	g,i	COMM Mortgage Trust	3.603%–4.456%, 07/15/47–08/10/48	2,857,804	1.5
2,265,015	g,i	Connecticut Avenue Securities, LIBOR 1 M + 0.600%–LIBOR 1 M + 3.000%	3.106%–5.506%, 05/25/24–04/25/31	2,279,905	1.2
1,300,000	g,i	DBUBS Mortgage Trust
		Series 2011-LC2A (Class D)	5.534%, 07/10/44	1,337,341	0.7
1,000,000	i	GS Mortgage Securities Corp II
		Series 2018-GS9 (Class A4)	3.992%, 03/10/51	1,019,416	0.5
680,000		JPMBB Commercial Mortgage Securities Trust
		Series 2014-C21 (Class A5)	3.775%, 08/15/47	690,570	0.4
917,619	i	Structured Agency Credit Risk Debt Note (STACR)
		Series 2017-DNA3 (Class M1), LIBOR 1 M + 0.750%	3.256%, 03/25/30	914,830	0.5
645,000	i	WFRBS Commercial Mortgage Trust
		Series 2013-C18 (Class AS)	4.387%, 12/15/46	669,666	0.4
		Other		10,995,455	5.8

				23,404,104	12.4

		TOTAL STRUCTURED ASSETS	(Cost $43,253,587)	42,981,201	22.7

		TOTAL BONDS	(Cost $182,548,465)	179,185,728	94.7

Shares		Company

PREFERRED STOCKS
BANKS				158,610	0.1

		TOTAL PREFERRED STOCKS	(Cost $569,550)	158,610	0.1

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$5,980,000		Federal Home Loan Bank (FHLB)	2.150%, 01/02/19	5,980,000	3.1

				5,980,000	3.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $5,979,643)	5,980,000	3.1

		TOTAL PORTFOLIO	(Cost $192,134,398)	188,230,880	99.4
		OTHER ASSETS & LIABILITIES, NET		1,054,004	0.6

		NET ASSETS		$189,284,884	100.0%

80	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Bond Fund  ▪  December 31, 2018

Abbreviation(s):

LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/18, the aggregate value of these securities, including those in “Other,” was $35,179,665 or 18.6% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	81

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2018

Principal	Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 910,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%, 01/02/19	$909,945	0.9%
1,705,000	FAMC	0.010%, 01/04/19–02/11/19	1,702,498	1.6
1,000,000	Federal Farm Credit Bank (FFCB)	0.010%, 01/29/19	998,242	1.0
1,000,000	FFCB	0.010%, 02/05/19	997,735	1.0
1,000,000	FFCB	0.010%, 02/19/19	996,869	1.0
1,200,000	FFCB	0.010%, 05/23/19	1,188,324	1.1
7,925,000	FFCB	0.010%, 01/02/19–05/20/19	7,883,358	7.5
1,250,000	Federal Home Loan Bank (FHLB)	0.010%, 01/28/19	1,247,854	1.2
1,500,000	FHLB	0.010%, 01/30/19	1,497,219	1.4
800,000	FHLB	0.010%, 01/31/19	798,443	0.8
865,000	FHLB	0.010%, 02/01/19	863,246	0.8
2,460,000	FHLB	0.010%, 02/11/19	2,453,354	2.3
1,700,000	FHLB	0.010%, 02/12/19	1,695,325	1.6
1,525,000	FHLB	0.010%, 02/20/19	1,520,131	1.5
1,070,000	FHLB	0.010%, 02/22/19	1,066,306	1.0
980,000	FHLB	0.010%, 02/25/19	976,399	0.9
1,125,000	FHLB	0.010%, 03/13/19	1,119,631	1.1
1,500,000	FHLB	0.010%, 03/26/19	1,491,495	1.4
1,151,000	FHLB	0.010%, 04/10/19	1,143,372	1.1
9,797,000	FHLB	0.010%, 01/02/19–04/02/19	9,763,378	9.3
1,155,000	Federal Home Loan Mortgage Corp (FHLMC)	0.010%, 01/04/19	1,154,791	1.1
1,000,000	FHLMC	0.010%, 01/07/19	999,638	1.0
1,500,000	FHLMC	0.010%, 01/08/19	1,499,367	1.4
1,105,000	FHLMC	0.010%, 01/09/19	1,104,462	1.1
1,000,000	FHLMC	0.010%, 01/18/19	998,914	1.0
1,049,000	FHLMC	0.010%, 01/23/19	1,047,561	1.0
1,000,000	FHLMC	0.010%, 02/13/19	997,193	1.0
1,210,000	FHLMC	0.010%, 02/25/19	1,205,665	1.2
1,085,000	FHLMC	0.010%, 02/26/19	1,081,037	1.0
1,480,000	FHLMC	0.010%, 03/26/19	1,471,746	1.4
2,218,000	FHLMC	0.010%, 01/22/19–04/17/19	2,209,085	2.1
965,000	Federal National Mortgage Association (FNMA)	0.010%, 01/11/19	964,405	0.9
985,000	FNMA	0.010%, 01/14/19	984,198	0.9
1,205,000	FNMA	0.010%, 01/22/19	1,203,432	1.1
1,000,000	FNMA	0.010%, 02/07/19	997,657	1.0
1,000,000	FNMA	0.010%, 03/06/19	995,764	0.9
4,325,000	FNMA	0.010%, 01/04/19–03/20/19	4,310,510	4.1

			63,538,549	60.7

TREASURY DEBT
2,228,000	United States Treasury Bill	0.010%, 01/03/19	2,227,731	2.1
1,000,000	United States Treasury Bill	0.010%, 01/08/19	999,541	1.0
1,483,000	United States Treasury Bill	0.010%, 01/10/19	1,482,201	1.4
1,500,000	United States Treasury Bill	0.010%, 01/17/19	1,498,532	1.4
1,490,000	United States Treasury Bill	0.010%, 01/24/19	1,487,896	1.4
1,120,000	United States Treasury Bill	0.010%, 01/31/19	1,117,800	1.1
1,000,000	United States Treasury Bill	0.010%, 02/05/19	997,732	1.0
2,000,000	United States Treasury Bill	0.010%, 02/12/19	1,994,512	1.9
1,500,000	United States Treasury Bill	0.010%, 02/14/19	1,495,855	1.4

82	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2018

Principal		Issuer		Value	% net assets

TREASURY DEBT—continued
$ 1,485,000		United States Treasury Bill	0.010%, 02/21/19	$1,480,153	1.4%
1,000,000		United States Treasury Bill	0.010%, 02/28/19	996,259	1.0
870,000		United States Treasury Bill	0.010%, 03/07/19	866,341	0.8
1,025,000		United States Treasury Bill	0.010%, 03/14/19	1,020,164	1.0
1,095,000		United States Treasury Bill	0.010%, 04/04/19	1,088,306	1.0
1,180,000		United States Treasury Bill	0.010%, 04/18/19	1,171,554	1.1
1,745,000		United States Treasury Bill	0.010%, 02/07/19–04/11/19	1,736,305	1.7
1,320,000		United States Treasury Note	1.125%, 01/15/19	1,319,443	1.2
1,900,000		United States Treasury Note	0.750%–1.500%, 01/31/19–03/15/19	1,896,745	1.9

				24,877,070	23.8

VARIABLE RATE SECURITIES
3,300,000	i	Federal Agricultural Mortgage Corp (FAMC), LIBOR 1 M – 0.105%–LIBOR 3 M – 0.200%	2.244%–2.567%, 02/04/19–02/26/20	3,300,000	3.1
1,000,000	i	Federal Farm Credit Bank (FFCB), FRED – 2.960%	2.540%, 07/09/20	999,887	0.9
7,050,000	i	FFCB, LIBOR 1 M – 0.125%–FRED – 2.870%	2.258%–2.630%, 01/14/19–08/17/20	7,049,381	6.7
1,000,000	i	Federal Home Loan Bank (FHLB)	2.500%, 05/15/19	1,000,000	1.0
2,400,000	i	FHLB, LIBOR 3 M – 0.200%–SOFR + 0.060%	2.245%–2.520%, 01/18/19–09/10/19	2,400,006	2.3
1,980,000	i	Federal Home Loan Mortgage Corp (FHLMC), LIBOR 3 M – 0.165%–SOFR + 0.030%	2.243%–2.490%, 05/08/19–08/08/19	1,980,069	1.9
		Other		1,000,052	1.0

				17,729,395	16.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $106,145,014)	106,145,014	101.4

		TOTAL PORTFOLIO	(Cost $106,145,014)	106,145,014	101.4
		OTHER ASSETS & LIABILITIES, NET		(1,475,226)	(1.4)

		NET ASSETS		$104,669,788	100.0%

Abbreviation(s):

FRED	Federal Bank Prime Loan Rate
LIBOR	London Interbank Offered Rate
M	Month
SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	83

Portfolio of investments

Balanced Fund  ▪  December 31, 2018

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—99.9%(a)
FIXED INCOME—50.7%
2,874,005	TIAA-CREF Life Bond Fund		$28,625,094	50.7%

TOTAL FIXED INCOME			28,625,094	50.7

INTERNATIONAL EQUITY—9.9%
792,577	TIAA-CREF Life International Equity Fund		5,603,517	9.9

TOTAL INTERNATIONAL EQUITY			5,603,517	9.9

U.S. EQUITY—39.3%
359,805	TIAA-CREF Life Growth Equity Fund		4,940,128	8.7
357,778	TIAA-CREF Life Growth & Income Fund		5,559,876	9.8
408,243	TIAA-CREF Life Large-Cap Value Fund		5,062,214	9.0
89,581	TIAA-CREF Life Real Estate Securities Fund		1,102,748	1.9
89,347	TIAA-CREF Life Small-Cap Equity Fund		1,108,791	2.0
202,990	TIAA-CREF Life Stock Index Fund		4,453,590	7.9

TOTAL U.S. EQUITY			22,227,347	39.3

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $55,664,846)	56,455,958	99.9

	TOTAL PORTFOLIO	(Cost $55,664,846)	56,455,958	99.9
	OTHER ASSETS AND LIABILITIES, NET		60,340	0.1

	NET ASSETS		$56,516,298	100.0%

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

84	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2018 Annual Report	85

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2018

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$98,137,366
Cash	7,183
Receivable from securities transactions	494,003
Receivable for delayed delivery securities	469,716
Receivable from Fund shares sold	268,323
Dividends and interest receivable	56,264
Due from affiliates	790
Other	8,579

Total assets	99,442,224

LIABILITIES
Management fees payable	5,983
Due to affiliates	136
Payable for collateral for securities loaned	—
Payable for securities transactions	1,056,035
Payable for Fund shares redeemed	141,050
Payable for variation margin on futures contracts	—
Written optionsà	2,470
Payable for trustee compensation	7,012
Accrued expenses and other payables	13,241

Total liabilities	1,225,927

NET ASSETS	$98,216,297

NET ASSETS CONSIST OF:
Paid-in-capital	$63,082,471
Total distributable earnings (loss)	35,133,826

NET ASSETS	$98,216,297

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,152,102

Net asset value per share	$13.73

* Includes securities loaned of	$—
† Portfolio investments, cost	$71,955,588
à Written options premiums	$3,075

86	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$131,347,385	$62,753,701	$66,878,418	$46,712,071	$56,156,193
33,943	9,587	7,989	2,172	39,237
234,752	—	—	44,867	16,318
—	—	—	—	—
284,111	225,953	63,614	66,847	5,741
126,510	78,079	349,722	43,222	67,545
1,068	1,229	863	1,178	871
13,455	9,408	10,093	6,215	6,018

132,041,224	63,077,957	67,310,699	46,876,572	56,291,923

7,908	3,834	4,575	2,888	1,137
115	123	114	129	129
1,180,169	—	—	303,146	325,548
338,282	—	29,000	66,952	—
337,196	95,800	115,458	61,011	80,593
—	—	—	—	25,138
477,235	—	—	—	—
11,270	8,309	9,011	6,274	6,064
20,706	13,798	10,278	11,418	12,504

2,372,881	121,864	168,436	451,818	451,113

$129,668,343	$62,956,093	$67,142,263	$46,424,754	$55,840,810

$91,144,213	$58,183,133	$50,538,819	$41,721,760	$33,284,897
38,524,130	4,772,960	16,603,444	4,702,994	22,555,913

$129,668,343	$62,956,093	$67,142,263	$46,424,754	$55,840,810

8,343,297	5,077,106	5,454,355	3,741,268	3,728,627

$15.54	$12.40	$12.31	$12.41	$14.98

$1,154,511	$—	$—	$303,730	$313,300
$102,564,594	$61,429,792	$53,094,044	$49,211,984	$43,293,488
$341,430	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	87

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2018

Stock Index Fund

ASSETS
Portfolio investments, at value *†	$431,519,334
Affiliated investments, at value‡	—
Cash#	617,153
Receivable from securities transactions	12,978
Receivable for delayed delivery securities	—
Receivable from Fund shares sold	316,956
Dividends and interest receivable	532,512
Due from affiliates	1,024
Other	24,874

Total assets	433,024,831

LIABILITIES
Management fees payable	3,497
Due to affiliates	64
Payable for collateral for securities loaned	2,374,724
Payable for securities transactions	12,545
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	784,162
Income distribution payable	—
Payable for variation margin on futures contracts	266,973
Payable for trustee compensation	25,188
Accrued expenses and other payables	30,334

Total liabilities	3,497,487

NET ASSETS	$429,527,344

NET ASSETS CONSIST OF:
Paid-in-capital	$235,035,386
Total distributable earnings (loss)	194,491,958

NET ASSETS	$429,527,344

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	19,576,296

Net asset value per share	$21.94

* Includes securities loaned of	$2,286,558
# Includes cash collateral for mortgage dollar rolls	$—
† Portfolio investments, cost	$240,001,235
‡ Affiliated investments, cost	$—

88	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$88,856,141	$188,230,880	$106,145,014	$—
—	—	—	56,455,958
9,573	977,707	11,585	28,830
700,316	163,118	—	1,130,914
—	294,236	—	—
98,455	48,085	20,300	14,098
143,249	1,154,437	62,225	—
1,604	1,080	1,122	933
12,053	15,111	1,130	1,782

89,821,391	190,884,654	106,241,376	57,632,515

5,855	7,811	1,429	769
134	109	107	1,989
2,244,124	—	—	—
1,352,385	—	—	1,102,914
—	405,321	—	—
132,413	1,134,048	1,549,571	936
—	—	65	—
—	—	—	—
10,040	16,966	1,120	1,761
25,563	35,515	19,296	7,848

3,770,514	1,599,770	1,571,588	1,116,217

$86,050,877	$189,284,884	$104,669,788	$56,516,298

$96,875,252	$189,809,437	$104,670,673	$53,837,754
(10,824,375)	(524,553)	(885)	2,678,544

$86,050,877	$189,284,884	$104,669,788	$56,516,298

12,174,522	19,005,132	104,668,319	5,166,248

$7.07	$9.96	$1.00	$10.94

$2,151,129	$—	$—	$—
$—	$960,000	$—	$—
$105,573,634	$192,134,398	$106,145,014	$—
$—	$—	$—	$55,664,846

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	89

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2018

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$998,929
Interest	23,692
Payment from affiliate	6,662
Income from securities lending	6,073

Total income	1,035,356

EXPENSES
Management fees	488,235
Shareholder servicing	3,116
Professional fees	35,847
Custody and accounting fees	29,094
Administrative service fees	24,978
Shareholder reports	18,508
Trustee fees and expenses	2,285
Other expenses	10,171

Total expenses	612,234
Less: Expenses reimbursed by the investment adviser	(47,292)

Net expenses	564,942

Net investment income (loss)	470,414

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	9,015,353
Futures contracts	—
Purchased options	(148,664)
Swap contracts	—
Written options	(204,610)
Foreign currency transactions	(2,719)

Net realized gain (loss) on total investments	8,659,360

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(9,390,675)
Futures contracts	—
Purchased options	131,044
Written options	(20,049)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	286

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(9,279,394)

Net realized and unrealized gain (loss) on total investments	(620,034)

Net increase (decrease) in net assets from operations	$(149,620)

* Net of foreign withholding taxes of	$19,530
‡ Includes net reazlied gain (loss) from securities sold to affiliates of	$52,328

90	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,269,228	$1,604,004	$2,023,776	$590,441	$1,148,973
15,271	9,365	17,796	2,525	7,675
9,369	4,803	4,746	—	—
8,742	4,885	—	5,607	8,814

2,302,610	1,623,057	2,046,318	598,573	1,165,462

666,962	332,879	357,764	260,878	91,890
3,500	3,129	3,151	2,570	3,491
37,062	35,590	36,576	32,912	28,968
51,099	37,703	14,239	27,647	14,691
25,576	24,397	24,298	24,157	24,228
23,746	14,773	14,097	13,271	12,419
3,104	1,554	1,490	1,205	1,278
23,612	12,538	11,433	13,711	16,480

834,661	462,563	463,048	376,351	193,445
(63,697)	(77,225)	(54,971)	(75,152)	(58,413)

770,964	385,338	408,077	301,199	135,032

1,531,646	1,237,719	1,638,241	297,374	1,030,430

9,036,587	3,550,184	969,822	6,999,728	8,765,580
—	—	—	17,790	(30,920)
(745)	—	—	—	—
—	—	—	(10,434)	—
(112,036)	—	—	—	—
550	(52)	—	—	—

8,924,356	3,550,132	969,822	7,007,084	8,734,660

(20,084,848)	(15,122,646)	(5,738,238)	(13,591,862)	(12,900,337)
—	—	—	(7,578)	(29,457)
4,577	—	—	—	—
(159,414)	—	—	—	—
307	(94)	—	—	—

(20,239,378)	(15,122,740)	(5,738,238)	(13,599,440)	(12,929,794)

(11,315,022)	(11,572,608)	(4,768,416)	(6,592,356)	(4,195,134)

$(9,783,376)	$(10,334,889)	$(3,130,175)	$(6,294,982)	$(3,164,704)

$17,166	$8,828	$—	$238	$27
$29,302	$73,660	$18,191	$179,428	$10,921

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	91

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2018

Stock Index Fund

INVESTMENT INCOME
Dividends:
Unaffiliated investments*	$9,035,465
Affiliated investments	—
Interest	81,490
Payment from affiliate	—
Income from securities lending	83,985

Total income	9,200,940

EXPENSES
Management fees	278,175
Shareholder servicing	3,175
Professional fees	50,130
Custody and accounting fees	27,107
Administrative service fees	30,469
Shareholder reports	57,660
Trustee fees and expenses	9,648
Other expenses	19,416

Total expenses	475,780
Less: Expenses reimbursed by the investment adviser	(58,439)

Net expenses	417,341

Net investment income (loss)	8,783,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments
Unaffiliated investments‡	4,736,213
Affiliated investments	—
Futures contracts	(292,556)
Swap contracts	—
Foreign currency transactions	(4)
Realized Gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	4,443,653

Change in unrealized appreciation (depreciation) on:
Portfolio investments
Unaffiliated investments	(36,981,031)
Affiliated investments	—
Futures contracts	(310,350)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—
Unfunded loan commitment	—

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(37,291,381)

Net realized and unrealized gain (loss) on total investments	(32,847,728)

Net increase (decrease) in net assets from operations	$(24,064,129)

* Net of foreign withholding taxes of	$839
‡ Includes net reazlied gain (loss) from securities sold to affiliates of	$16,562

92	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$2,695,856	$—	$—	$—
—	—	—	1,132,611
21,262	6,504,093	1,642,233	1,044
8,923	—	—	—
27,555	—	—	—

2,753,596	6,504,093	1,642,233	1,133,655

537,809	580,767	87,441	60,598
3,175	3,031	2,143	2,893
44,228	53,736	30,184	22,768
61,293	21,686	40,634	11,677
25,017	26,192	24,496	9,842
21,164	29,806	16,859	12,154
2,303	4,017	1,758	669
64,319	15,871	8,092	7,099

759,308	735,106	211,607	127,700
(113,399)	(54,209)	(79,157)	(66,667)

645,909	680,897	132,450	61,033

2,107,687	5,823,196	1,509,783	1,072,622

3,919,459	(2,218,759)	(50)	—
—	—	—	266,221
—	—	—	—
—	(59,052)	—	—
(79,694)	(20,561)	—	—
—	—	—	1,294,330

3,839,765	(2,298,372)	(50)	1,560,551

(32,407,571)	(5,147,218)	—	—
			(5,901,397)
—	—	—	—
(4,997)	33	—	—
—	(152)	—	—

(32,412,568)	(5,147,337)	—	(5,901,397)

(28,572,803)	(7,445,709)	(50)	(4,340,846)

$(26,465,116)	$(1,622,513)	$1,509,733	$(3,268,224)

$331,209	$2,079	$—	$—
$(5,968)	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Growth Equity Fund
	December 31, 2018	December 31, 2017*,a

OPERATIONS
Net investment income (loss)	$470,414	$379,609
Net realized gain (loss) on total investments	8,659,360	7,246,349
Net change in unrealized appreciation (depreciation) on total investments	(9,279,394)	17,848,658

Net increase (decrease) in net assets from operations	(149,620)	25,474,616

DISTRIBUTIONS TO SHAREHOLDERS[b,c]	(7,162,495)	(1,338,467)

Total distributions	(7,162,495)	(1,338,467)

SHAREHOLDER TRANSACTIONS
Subscriptions	23,046,935	13,788,648
Reinvestments of distributions	7,162,495	1,338,467
Redemptions	(21,781,434)	(16,908,757)

Net increase (decrease) from shareholder transactions	8,427,996	(1,781,642)

Net increase (decrease) in net assets	1,115,881	22,354,507

NET ASSETS
Beginning of period	97,100,416	74,745,909

End of period	$98,216,297	$97,100,416

CHANGE IN FUND SHARES
Shares sold	1,469,843	564,988
Shares reinvested	441,040	4,106,138
Shares redeemed	(1,388,831)	(746,802)

Net increase (decrease) from shareholder transactions	522,052	3,924,324

94	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2018	December 31, 2017*,a	December 31, 2018	December 31, 2017*,a

$1,531,646	$1,364,505	$1,237,719	$1,042,715
8,924,356	9,473,437	3,550,132	5,981,163
(20,239,378)	18,429,310	(15,122,740)	1,757,572

(9,783,376)	29,267,252	(10,334,889)	8,781,450

(10,596,948)	(928,401)	(6,487,384)	(302,191)

(10,596,948)	(928,401)	(6,487,384)	(302,191)

15,924,379	7,511,932	8,390,235	4,431,140
10,596,104	928,331	6,486,526	302,153
(22,278,093)	(18,248,994)	(11,568,496)	(11,422,287)

4,242,390	(9,808,731)	3,308,265	(6,688,994)

(16,137,934)	18,530,120	(13,514,008)	1,790,265

145,806,277	127,276,157	76,470,101	74,679,836

$129,668,343	$145,806,277	$62,956,093	$76,470,101

873,246	240,240	557,798	147,183
564,824	4,968,313	428,720	2,996,387
(1,214,044)	(578,655)	(766,117)	(409,234)

224,026	4,629,898	220,401	2,734,336

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Real Estate Securities Fund
	December 31, 2018	December 31, 2017*,a

OPERATIONS
Net investment income (loss)	$1,638,241	$1,398,888
Net realized gain (loss) on total investments	969,822	3,244,851
Net change in unrealized appreciation (depreciation) on total investments	(5,738,238)	4,071,112

Net increase (decrease) in net assets from operations	(3,130,175)	8,714,851

DISTRIBUTIONS TO SHAREHOLDERS[b,c]	(3,982,177)	(1,962,261)

Total distributions	(3,982,177)	(1,962,261)

SHAREHOLDER TRANSACTIONS
Subscriptions	5,109,851	5,606,864
Reinvestments of distributions	3,981,876	1,962,120
Redemptions	(11,980,966)	(10,568,490)

Net increase (decrease) from shareholder transactions	(2,889,239)	(2,999,506)

Net increase (decrease) in net assets	(10,001,591)	3,753,084

NET ASSETS
Beginning of period	77,143,854	73,390,770

End of period	$67,142,263	$77,143,854

CHANGE IN FUND SHARES
Shares sold	388,522	210,802
Shares reinvested	300,519	3,509,672
Shares redeemed	(913,624)	(405,755)

Net increase (decrease) from shareholder transactions	(224,583)	3,314,719

96	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2018	December 31, 2017*,a	December 31, 2018	December 31, 2017*,a

$297,374	$378,520	$1,030,430	$990,558
7,007,084	6,193,058	8,734,660	2,933,124

(13,599,440)	1,176,205	(12,929,794)	6,914,501

(6,294,982)	7,747,783	(3,164,704)	10,838,183

(6,414,744)	(1,162,850)	(3,944,778)	(215,557)

(6,414,744)	(1,162,850)	(3,944,778)	(215,557)

4,408,393	5,699,514	4,449,391	3,585,942
6,414,744	1,162,850	3,944,061	215,519
(10,277,253)	(9,230,658)	(6,827,742)	(5,634,488)

545,884	(2,368,294)	1,565,710	(1,833,027)

(12,163,842)	4,216,639	(5,543,772)	8,789,599

58,588,596	54,371,957	61,384,582	52,594,983

$46,424,754	$58,588,596	$55,840,810	$61,384,582

278,556	193,772	268,338	107,123
413,854	2,277,887	225,246	2,204,925
(657,798)	(312,476)	(396,474)	(180,705)

34,612	2,159,183	97,110	2,131,343

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	97

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Stock Index Fund
	December 31, 2018	December 31, 2017*,a

OPERATIONS
Net investment income (loss)	$8,783,599	$7,611,528
Net realized gain (loss) on total investments	4,443,653	3,252,175
Net change in unrealized appreciation (depreciation) on total investments	(37,291,381)	66,493,460

Net increase (decrease) in net assets from operations	(24,064,129)	77,357,163

DISTRIBUTIONS TO SHAREHOLDERS[b,c]	(10,867,391)	(421,541)

Total distributions	(10,867,391)	(421,541)

SHAREHOLDER TRANSACTIONS
Subscriptions	56,711,264	54,522,509
Reinvestments of distributions	10,867,391	421,541
Redemptions	(48,549,782)	(51,236,444)

Net increase (decrease) from shareholder transactions	19,028,873	3,707,606

Net increase (decrease) in net assets	(15,902,647)	80,643,228

NET ASSETS
Beginning of period	445,429,991	364,786,763

End of period	$429,527,344	$445,429,991

CHANGE IN FUND SHARES
Shares sold	2,335,728	1,224,657
Shares reinvested	422,362	11,277,806
Shares redeemed	(1,990,827)	(1,142,941)

Net increase (decrease) from shareholder transactions	767,263	11,359,522

98	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Bond Fund
December 31, 2018	December 31, 2017*,a	December 31, 2018	December 31, 2017*,a

$2,107,687	$1,288,941	$5,823,196	$5,064,068
3,839,765	14,087,540	(2,298,372)	649,151

(32,412,568)	13,552,587	(5,147,337)	2,544,411

(26,465,116)	28,929,068	(1,622,513)	8,257,630

(1,123,383)	(1,210,511)	(5,057,919)	(37,244)

(1,123,383)	(1,210,511)	(5,057,919)	(37,244)

12,689,868	11,688,260	20,767,398	24,890,008
1,123,383	1,210,511	5,057,753	37,244
(15,579,604)	(13,949,175)	(29,828,381)	(11,022,815)

(1,766,353)	(1,050,404)	(4,003,230)	13,904,437

(29,354,852)	26,668,153	(10,683,662)	22,124,823

115,405,729	88,737,576	199,968,546	177,843,723

$86,050,877	$115,405,729	$189,284,884	$199,968,546

1,451,600	673,883	2,066,035	1,403,977
127,368	7,540,417	513,999	11,346,816
(1,746,386)	(866,413)	(2,974,914)	(563,454)

(167,418)	7,347,887	(394,880)	12,187,339

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	99

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Money Market Fund
	December 31, 2018	December 31, 2017[a]

OPERATIONS
Net investment income (loss)	$1,509,783	$583,742
Net realized gain (loss) on total investments	(50)	(77)
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	1,509,733	583,665

DISTRIBUTIONS TO SHAREHOLDERS[b,c]	(1,510,779)	(583,742)

Total distributions	(1,510,779)	(583,742)

SHAREHOLDER TRANSACTIONS
Subscriptions	153,340,638	83,760,116
Reinvestments of distributions	1,510,714	583,742
Redemptions	(132,591,226)	(80,192,281)

Net increase (decrease) from shareholder transactions	22,260,126	4,151,577

Net increase (decrease) in net assets	22,259,080	4,151,500

NET ASSETS
Beginning of period	82,410,708	78,259,208

End of period	$104,669,788	$82,410,708

CHANGE IN FUND SHARES
Shares sold	153,340,638	83,760,116
Shares reinvested	1,510,714	583,742
Shares redeemed	(132,591,226)	(80,192,281)

Net increase (decrease) from shareholder transactions	22,260,126	4,151,577

*	As described in Note 9, the share data was adjusted for the 5-for-2 stock split that occurred on October 25, 2017.
[a]	Prior period amounts have been conformed to current year presentation. See notes to financial statements, Note 1—organization and significant accounting policies for further details.
[b]

The composition and per share amounts of the Funds’ distributions are presented in the Financial highlights. The distribution information for the Funds as of its most recent tax year end is presented within the notes to the financial statements, Note 6—distributions to shareholders and other tax items.

[c]

For the fiscal year ended December 31, 2017, the distributions to shareholders were characterized as “From net investment income” and “From realized gains.” See notes to financial statements, Note 1—organization and significant accounting policies for further details.

100	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2018	December 31, 2017[a]

$1,072,622	$13,607
1,560,551	196,799

(5,901,397)	6,822,312

(3,268,224)	7,032,718

(308,311)	(564,726)

(308,311)	(564,726)

5,005,948	7,075,201
308,252	564,614
(4,564,169)	(4,721,985)

750,031	2,917,830

(2,826,504)	9,385,822

59,342,802	49,956,980

$56,516,298	$59,342,802

429,326	645,111
25,904	50,143
(389,454)	(434,816)

65,776	260,438

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	101

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

GROWTH EQUITY FUND
12/31/18		$14.65	$0.07	$0.07	$0.14	$(0.06)	$(1.00)	$(1.06)
12/31/17	*	11.05	0.06	3.74	3.80	—	(0.20)	(0.20)
12/31/16	*	11.55	0.06	(0.17)	(0.11)	(0.06)	(0.33)	(0.39)
12/31/15	*	10.81	0.03	1.01	1.04	(0.02)	(0.28)	(0.30)
12/31/14	*	10.55	0.04	1.15	1.19	(0.03)	(0.90)	(0.93)

GROWTH & INCOME FUND
12/31/18		17.96	0.19	(1.26)	(1.07)	(0.17)	(1.18)	(1.35)
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)
12/31/16	*	14.28	0.18	1.05	1.23	(0.20)	(0.72)	(0.92)
12/31/15	*	15.02	0.16	0.32	0.48	(0.17)	(1.05)	(1.22)
12/31/14	*	14.81	0.15	1.50	1.65	(0.16)	(1.28)	(1.44)

LARGE-CAP VALUE FUND
12/31/18		15.75	0.25	(2.23)	(1.98)	(0.22)	(1.15)	(1.37)
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)
12/31/16	*	12.48	0.24	2.11	2.35	(0.24)	(0.51)	(0.75)
12/31/15	*	14.72	0.18	(0.95)	(0.77)	(0.24)	(1.23)	(1.47)
12/31/14	*	14.66	0.26	1.06	1.32	(0.27)	(0.99)	(1.26)

REAL ESTATE SECURITIES FUND
12/31/18		13.58	0.30	(0.82)	(0.52)	(0.27)	(0.48)	(0.75)
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)
12/31/16	*	13.34	0.23	0.29	0.52	(0.38)	(1.06)	(1.44)
12/31/15	*	14.66	0.32	0.27	0.59	(0.40)	(1.51)	(1.91)
12/31/14	*	11.74	0.24	3.11	3.35	(0.22)	(0.21)	(0.43)

SMALL-CAP EQUITY FUND
12/31/18		15.81	0.08	(1.61)	(1.53)	(0.10)	(1.77)	(1.87)
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)
12/31/16	*	12.16	0.10	2.32	2.42	(0.12)	(0.40)	(0.52)
12/31/15	*	13.43	0.09	(0.13)	(0.04)	(0.08)	(1.15)	(1.23)
12/31/14	*	14.53	0.11	0.87	0.98	(0.11)	(1.97)	(2.08)

102	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate

$13.73	(0.21)%	(0.22)%	$98,216	0.56%	0.52%	0.43%	0.43%	90%
14.65	34.54	34.53	97,100	0.59	0.52	0.43	0.43	81
11.05	(0.96)	(0.99)	74,746	0.60	0.52	0.55	0.51	106
11.55	9.67	9.67	81,569	0.57	0.52	0.24	0.24	78
10.81	11.25	11.25	70,492	0.59	0.52	0.35	0.35	103

15.54	(7.25)	(7.26)	129,668	0.56	0.52	1.03	1.03	61
17.96	23.91	23.91	145,806	0.58	0.52	1.00	1.00	70
14.59	8.60	8.53	127,276	0.58	0.52	1.28	1.22	88
14.28	3.34	3.34	132,244	0.55	0.52	1.01	1.01	82
15.02	11.09	11.09	147,873	0.56	0.52	0.98	0.98	103

12.40	(14.13)	(14.14)	62,956	0.63	0.52	1.67	1.67	107
15.75	12.34	12.34	76,470	0.63	0.53	1.39	1.39	55
14.08	18.74	18.58	74,680	0.64	0.52	1.86	1.70	68
12.48	(5.00)	(5.00)	64,052	0.58	0.52	1.25	1.25	61
14.72	8.98	8.98	112,643	0.56	0.52	1.75	1.75	60

12.31	(4.23)	(4.24)	67,142	0.65	0.57	2.29	2.28	34
13.58	12.32	12.32	77,144	0.66	0.58	1.86	1.86	35
12.42	3.96	3.85	73,391	0.65	0.57	1.71	1.60	59
13.34	4.37	4.37	73,223	0.59	0.57	2.12	2.12	30
14.66	28.47	28.47	128,653	0.58	0.57	1.76	1.76	45

12.41	(12.05)	(12.05)	46,425	0.66	0.53	0.52	0.52	86
15.81	14.90	14.90	58,589	0.71	0.53	0.68	0.68	77
14.06	19.87	19.87	54,372	0.71	0.53	0.84	0.84	91
12.16	(0.15)	(0.15)	49,403	0.63	0.53	0.68	0.68	92
13.43	6.85	6.85	52,734	0.64	0.54	0.73	0.73	98

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	103

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

SOCIAL CHOICE EQUITY FUND
12/31/18		$16.90	$0.29		$(1.06)	$(0.77)	$(0.29)	$(0.86)	$(1.15)
12/31/17	*	14.02	0.27		2.66	2.93	(0.00)[d]	(0.05)	(0.05)
12/31/16	*	13.61	0.34		1.48	1.82	(0.34)	(1.07)	(1.41)
12/31/15	*	15.47	0.27		(0.72)	(0.45)	(0.39)	(1.02)	(1.41)
12/31/14	*	14.56	0.26		1.34	1.60	(0.28)	(0.41)	(0.69)

STOCK INDEX FUND
12/31/18		23.68	0.46		(1.62)	(1.16)	(0.40)	(0.18)	(0.58)
12/31/17	*	19.59	0.40		3.71	4.11	—	(0.02)	(0.02)
12/31/16	*	17.74	0.40		1.86	2.26	(0.41)	(0.00)	(0.41)
12/31/15	*	18.17	0.35		(0.28)	0.07	(0.36)	(0.14)	(0.50)
12/31/14	*	16.49	0.32		1.73	2.05	(0.33)	(0.04)	(0.37)

INTERNATIONAL EQUITY FUND
12/31/18		9.35	0.17		(2.36)	(2.19)	(0.09)	—	(0.09)
12/31/17	*	7.11	0.10		2.24	2.34	(0.10)	—	(0.10)
12/31/16	*	7.14	0.11		(0.03)	0.08	(0.11)	—	(0.11)
12/31/15	*	7.32	0.10		(0.18)	(0.08)	(0.10)	—	(0.10)
12/31/14	*	8.06	0.12		(0.76)	(0.64)	(0.10)	—	(0.10)

BOND FUND
12/31/18		10.31	0.30		(0.38)	(0.08)	(0.27)	—	(0.27)
12/31/17	*	9.86	0.27		0.18	0.45	(0.00)[d]	—	(0.00)[d]
12/31/16	*	9.82	0.28		0.13	0.41	(0.29)	(0.08)	(0.37)
12/31/15	*	10.22	0.29		(0.23)	0.06	(0.35)	(0.11)	(0.46)
12/31/14	*	9.98	0.24		0.31	0.55	(0.23)	(0.08)	(0.31)

MONEY MARKET FUND
12/31/18		1.00	0.02		—	0.02	(0.02)	—	(0.02)
12/31/17		1.00	0.01		—	0.01	(0.01)	—	(0.01)
12/31/16		1.00	0.00	[d]	0.00 [d]	0.00 [d]	(0.00)[d]	—	(0.00)[d]
12/31/15		1.00	0.00	[d]	0.00 [d]	0.00 [d]	(0.00)[d]	—	(0.00)[d]
12/31/14		1.00	—		0.00 [d]	0.00 [d]	—	—	—

104	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls

$14.98	(5.55)%	(5.55)%	$55,841	0.32%	0.22%	1.68%	1.68%	38%	38%
16.90	20.96	20.96	61,385	0.33	0.22	1.75	1.75	13	13
14.02	13.35	13.35	52,595	0.36	0.22	2.44	2.44	21	21
13.61	(2.70)	(2.70)	47,408	0.28	0.22	1.76	1.76	9	9
15.47	10.98	10.98	71,967	0.26	0.22	1.68	1.68	10	10

21.94	(5.28)	(5.28)	429,527	0.10	0.09	1.89	1.89	4	4
23.68	21.01	21.01	445,430	0.12	0.09	1.88	1.88	7	7
19.59	12.71	12.71	364,787	0.12	0.09	2.19	2.19	12	12
17.74	0.43	0.43	332,443	0.11	0.09	1.91	1.91	7	7
18.17	12.46	12.46	328,728	0.12	0.09	1.86	1.86	8	8

7.07	(23.58)	(23.59)	86,051	0.71	0.60	1.96	1.95	67	67
9.35	32.98	32.97	115,406	0.70	0.60	1.24	1.24	119	119
7.11	1.06	0.96	88,738	0.69	0.60	1.57	1.47	94	94
7.14	(0.98)	(0.98)	91,819	0.66	0.60	1.29	1.29	77	77
7.32	(7.90)	(7.90)	90,680	0.66	0.60	1.46	1.46	91	91

9.96	(0.79)	(0.79)	189,285	0.38	0.35	3.01	3.01	147	139
10.31	4.54	4.54	199,969	0.36	0.35	2.69	2.69	147	114
9.86	4.23	4.23	177,844	0.42	0.35	2.80	2.80	217	143
9.82	0.57	0.57	179,096	0.39	0.35	2.77	2.77	155	155
10.22	5.47	5.47	230,823	0.39	0.35	2.38	2.38	180	180

1.00	1.71	1.71	104,670	0.24	0.15	1.73	1.73	—	—
1.00	0.74	0.74	82,411	0.26	0.15	0.75	0.75	—	—
1.00	0.28	0.28	78,259	0.26	0.15	0.28	0.28	—	—
1.00	0.00	0.00	71,238	0.23	0.15	0.00	0.00	—	—
1.00	0.00	0.00	68,628	0.23	0.11	0.00	0.00	—	—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	105

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

BALANCED FUND
12/31/18		$11.63	$0.21	$(0.84)	$(0.63)	$(0.00)[d]	$(0.06)	$(0.06)
12/31/17		10.32	0.00	1.42	1.42	—	(0.11)	(0.11)
12/31/16		10.12	0.23	0.39	0.62	(0.25)	(0.17)	(0.42)
12/31/15		10.45	0.22	(0.09)	0.13	(0.30)	(0.16)	(0.46)
12/31/14	†	10.00	0.29	0.43	0.72	(0.27)	(0.00)[d]	(0.27)

*	This per share data has been retroactively adjusted for 5-for-2 stock split that occurred on October 25, 2017.
†	The Fund commenced operations on January 31, 2014.
††	Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

106	2018 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††		Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Portfolio turnover rate

$10.94	(5.47)%		$56,516	0.21%[e]		0.10%[e]		1.77%		17%
11.63	13.82		59,343	0.23	[e]	0.10	[e]	0.02		14
10.32	6.14		49,957	0.24	[e]	0.10	[e]	2.20		17
10.12	1.28		42,585	0.23	[e]	0.10	[e]	2.03		40
10.45	7.21	[b]	36,932	0.49	ce	0.10	ce	2.99	[c]	59	[b]

See notes to financial statements	TIAA-CREF Life Funds ▪ 2018 Annual Report	107

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: For all Funds (other than the Money Market Fund), investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements. Investments held by the Money Market Fund are recorded at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Dividends from affiliated investments are recorded as dividend income, while capital gain distributions, including short-term capital gain distributions, are recorded as gain distributions from affiliated investments on the Statements of Operations. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost

108	2018 Annual Report ▪ TIAA-CREF Life Funds

of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2018, permanent book and tax differences resulting primarily from fund distribution reclasses were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

TIAA-CREF Life Funds ▪ 2018 Annual Report	109

Notes to financial statements

The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 removes or modifies certain disclosures required for fair value measurements. This guidance is effective for fiscal years beginning after December 15, 2019. Management has early implemented this accounting pronouncement for this annual report. This implementation did not have a material impact on the Funds’ financial statements and various filings. Refer to Note 2 for further details.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes Investment Company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still requires the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires Funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule, in relation to the establishment of the liquidity risk management program and the 15% illiquid investment limit, were implemented by the December 1, 2018 compliance date. This portion of the implementation did not have a material impact on the Funds’ financial statements and various filings. In February 2018, the Commission issued Release No. IC-33142, which delayed certain compliance requirements related to liquidity classification, highly liquid investment minimums, and board approval of the

110	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

liquidity risk management programs from December 1, 2018 to June 1, 2019. Management is currently assessing the impact of these provisions on the Funds’ financial statements and various filings.

In August 2018, the Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This final rule amends certain disclosure requirements that have become redundant or outdated in light of other Commission disclosure requirements, U.S. GAAP or changes in the information environment. This rule eliminates the requirements for funds to present the components of distributable earnings on the balance sheet and parenthetically on the statement of changes in net assets. This final rule is effective November 5, 2018. Management has implemented the above changes for the current reporting period. In addition, certain amounts within each Fund’s Statement of changes in net assets for the prior fiscal period have been modified to conform to the current year’s presentation of distributable earnings. This change did not impact the total amount of distributable earnings from the prior period.

The Funds’ distributions from the prior fiscal period were paid from net investment income and realized gains as indicated in the following table:

	Growth Equity Fund	Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	$—	$—	$—	$—	$—	$(6,835)
From realized gains:	(1,338,467)	(928,401)	(302,191)	(1,962,261)	(1,162,850)	(208,722)

Total distributions	$(1,338,467)	$(928,401)	$(302,191)	$(1,962,261)	$(1,162,850)	$(215,557)

		Stock Index Fund	International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:		$—	$(1,210,511)	$(37,244)	$(583,742)	$—
From realized gains:		(421,541)	—	—	—	(564,726)

Total distributions		$(421,541)	$(1,210,511)	$(37,244)	$(583,742)	$(564,726)

For the prior fiscal period, the following Undistributed net investment income (loss) included in net assets were disclosed:

	Growth Equity Fund	Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

Undistributed net investment income (loss) included in net assets	$370,527	$1,361,567	$1,105,432	$1,705,604	$416,605	$1,057,523

TIAA-CREF Life Funds ▪ 2018 Annual Report	111

Notes to financial statements

	Stock Index Fund	International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

Undistributed net investment income (loss) included in net assets	$7,897,532	$1,113,585	$5,041,317	$(693)	$12,727

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

112	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Options: Purchased and written options traded over the counter and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Total return swap contracts: Total return swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Credit default swap contracts: Credit default swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Credit default swaps are generally categorized as Level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

As of December 31, 2018, 100% of the value of investments in the Balanced Fund was valued based on Level 1 inputs, while 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs.

TIAA-CREF Life Funds ▪ 2018 Annual Report	113

Notes to financial statements

The following table summarizes the market value of the Funds’ investments as of December 31, 2018, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Consumer discretionary	$14,561,988	$698,954	$—	$15,260,942
Communication services	14,959,462	1,015,237	—	15,974,699
Health care	13,262,611	871,368	—	14,133,979
Industrials	6,596,208	993,345	—	7,589,553
All other equity investments*	44,018,193	—	—	44,018,193
Short-term investments	—	1,160,000	—	1,160,000
Written options**	(2,470)	—	—	(2,470)

Total	$93,395,992	$4,738,904	$—	$98,134,896

Growth & Income
Equity investments:
Consumer discretionary	$10,634,221	$790,317	$—	$11,424,538
Communication services	13,446,466	302,821	—	13,749,287
Consumer staples	10,441,693	534,966	—	10,976,659
Health care	21,819,400	1,495,704	—	23,315,104
Industrials	11,335,197	373,419	—	11,708,616
Information technology	26,110,520	373,444	—	26,483,964
Materials	5,303,033	265,235	—	5,568,268
All other equity investments*	25,480,765	—	—	25,480,765
Purchased options	15	—	—	15
Short-term investments	1,180,169	1,460,000	—	2,640,169
Written options**	(477,235)	—	—	(477,235)

Total	$125,274,244	$5,595,906	$—	$130,870,150

Large-Cap Value
Equity investments:
Industrials	$6,518,752	$—	$160	$6,518,912
All other equity investments*	56,104,789	—	—	56,104,789
Short-term investments	—	130,000	—	130,000

Total	$62,623,541	$130,000	$160	$62,753,701

Real Estate Securities
Equity investments*	$66,368,418	$—	$—	$66,368,418
Short-term investments	—	510,000	—	510,000

Total	$66,368,418	$510,000	$—	$66,878,418

Small-Cap Equity
Equity investments*	$46,248,925	$—	$—	$46,248,925
Short-term investments	303,146	160,000	—	463,146

Total	$46,552,071	$160,000	$—	$46,712,071

114	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Fund	Level 1	Level 2	Level 3	Total

Social Choice Equity
Equity investments*	$54,970,645	$—	$—	$54,970,645
Short-term investments	325,548	860,000	—	1,185,548
Futures contracts**	(25,153)	—	—	(25,153)

Total	$55,271,040	$860,000	$—	$56,131,040

Stock Index
Equity investments:
Financials	$58,428,892	$125	$—	$58,429,017
Health care	63,274,153	95	112	63,274,360
Materials	12,740,155	860	—	12,741,015
All other equity investments*	286,380,218	—	—	286,380,218
Short-term investments	2,374,724	8,320,000	—	10,694,724
Futures contracts**	(267,111)	—	—	(267,111)

Total	$422,931,031	$8,321,080	$112	$431,252,223

International Equity
Equity investments:
Asia	$—	$17,656,120	$—	$17,656,120
Europe	—	61,983,985	—	61,983,985
All other equity investments*	131,516	2,170,396	—	2,301,912
Short-term investments	2,244,124	4,670,000	—	6,914,124

Total	$2,375,640	$86,480,501	$—	$88,856,141

Bond
Bank loan obligations	$—	$2,906,542	$—	$2,906,542
Corporate bonds	—	71,645,822	65,815	71,711,637
Government bonds	—	64,492,890	—	64,492,890
Structured assets	—	42,979,197	2,004	42,981,201
Preferred stocks	158,610	—	—	158,610
Short-term investments	—	5,980,000	—	5,980,000

Total	$158,610	$188,004,451	$67,819	$188,230,880

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

TIAA-CREF Life Funds ▪ 2018 Annual Report	115

Notes to financial statements

At December 31, 2018, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Assets derivatives			Liabilities derivatives
Derivative contract	Location		Fair value amount	Location	Fair value amount

Growth Equity Fund
Equity contracts				Written options	$(2,470)

Growth & Income Fund
Equity contracts	Portfolio investments		$15	Written options	(477,235)

Social Choice Equity Fund
Equity contracts	Futures contracts	*	(25,153)

Stock Index Fund
Equity contracts	Futures contracts	*	(267,111)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended December 31, 2018, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Purchased options	$(148,664)	$131,044
Equity contracts	Written options	(204,610)	(20,049)

Growth & Income Fund
Equity contracts	Purchased options	(745)	4,577
Equity contracts	Written options	(112,036)	(159,414)

Small-Cap Equity Fund
Equity contracts	Futures contracts	17,790	(7,578)
Equity contracts	Swap contracts	(10,434)	—

Social Choice Equity Fund
Equity contracts	Futures contracts	(30,920)	(29,457)

Stock Index Fund
Equity contracts	Futures contracts	(292,556)	(310,350)

Bond Fund
Credit contracts	Swap contracts	(59,052)	—

116	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended December 31, 2018, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets. The futures contracts outstanding as of December 31, 2018 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended December 31, 2018, the Growth Equity Fund and the Growth & Income Fund had exposure to options, based on underlying notional values,

TIAA-CREF Life Funds ▪ 2018 Annual Report	117

Notes to financial statements

generally between 0% and 7% of net assets. The purchased and written options outstanding as of December 31, 2018 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. Certain Funds may invest in total return swaps to gain or hedge exposure to the underlying reference assets. During the year ended December 31, 2018, the Small-Cap Equity Fund had exposure to total return swaps, based on underlying notional amounts, generally between 0% and 1% of net assets. There are no total return swap contracts outstanding as of December 31, 2018.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against predefined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

118	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of Assets and Liabilities. For centrally cleared swaps, initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of Assets and Liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

The Funds (other than the Money Market Fund) invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended December 31, 2018, the Bond Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 0% and 1% of net assets. There are no credit default swap contracts outstanding as of December 31, 2018.

Note 4—investment adviser and affiliates

Teachers Advisors, LLC (“Advisors”), a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, TPIS is not compensated. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds.

TIAA-CREF Life Funds ▪ 2018 Annual Report	119

Notes to financial statements

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2018, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45%	0.52%
Large-Cap Value	0.45%	0.52%
Real Estate Securities	0.50%	0.57%
Small-Cap Equity	0.46%	0.53%
Social Choice Equity	0.15%	0.22%
Stock Index	0.06%	0.09%
International Equity	0.50%	0.60%
Bond	0.30%	0.35%
Money Market	0.10%	0.15%
Balanced	0.10%	0.10%

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2019. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

Income, reflected in Payment from affiliate on the Statement of Operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2018, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)

Growth Equity	$438,501	$508,916	$52,328
Growth & Income	207,276	466,839	29,302
Large-Cap Value	1,023,114	3,125,776	73,660
Real Estate Securities	83,950	193,654	18,191
Small-Cap Equity	43,966	589,914	179,428
Social Choice Equity	440,805	89,780	10,921
Stock Index	121,939	41,836	16,562
International Equity	87,101	88,014	(5,968)

120	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

Additionally, at the commencement of operations of each Fund, TIAA, an affiliate, invested in each Fund. During the year ended December 31, 2018, there were no redemptions.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2018:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Growth Equity	95%	5%	100%
Growth & Income	96	4	100
Large-Cap Value	92	8	100
Real Estate Securities	98	2	100
Small-Cap Equity	98	2	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	93	7	100
Bond	85	15	100
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/17	Purchase cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 12/31/18

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$5,379	$1,208	$1,400	$543	$(465)	$18	$4,940
Growth & Income	5,936	1,407	996	455	(874)	53	5,560
Large-Cap Value	5,300	1,744	747	414	(1,250)	76	5,062
Real Estate Securities	1,193	493	481	41	(100)	24	1,103
Small Cap Equity	1,183	391	197	138	(281)	7	1,109
Stock Index	4,736	804	773	105	(385)	76	4,453
International Equity	5,947	1,950	673	50	(1,670)	67	5,604
Bond	29,621	5,136	5,070	(186)	(876)	813	28,625

	$59,295	$13,133	$10,337	$1,560	$(5,901)	$1,134	$56,456

TIAA-CREF Life Funds ▪ 2018 Annual Report	121

Notes to financial statements

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of December 31, 2018, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Amounts receivable and/or payable for these transactions are reflected separately in the Statements of Assets and Liabilities.

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

122	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

Unfunded loan commitment: The Funds may enter into loan commitments to fund a portion of a delayed-draw term loan facility. The Funds are obligated to fund loan commitments at the borrower’s discretion. The Funds reserve against such contingent obligation by segregating short-term securities or cash. At December 31, 2018, there were no outstanding unfunded loan commitments. Unfunded loan commitments are marked-to-market daily and any unrealized appreciation (depreciation) is included as an asset (liability) on the Statements of Assets and Liabilities. Interest income and the change in unrealized appreciation (depreciation) are included on the Statements of Operations.

Net unrealized appreciation (depreciation): At December 31, 2018, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)

Growth Equity	$72,846,613	$28,599,702	$(3,311,419)	$25,288,283
Growth & Income	102,791,212	33,585,994	(5,507,056)	28,078,938
Large-Cap Value	62,482,815	3,869,409	(3,598,523)	270,886
Real Estate Securities	53,214,026	15,153,915	(1,489,523)	13,664,392
Small-Cap Equity	49,458,231	4,618,750	(7,364,910)	(2,746,160)
Social Choice Equity	43,329,857	16,490,368	(3,689,185)	12,801,183
Stock Index	249,512,377	198,714,945	(16,975,099)	181,739,846
International Equity	106,224,471	1,658,364	(19,026,694)	(17,368,330)
Bond	192,229,709	692,937	(4,691,766)	(3,998,829)
Balanced	56,533,547	1,358,559	(1,436,148)	(77,589)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2018 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$98,477,276	$—	$96,148,321	$—
Growth & Income	90,138,631	—	95,668,791	—
Large-Cap Value	78,605,243	—	81,198,321	—
Real Estate Securities	23,836,269	—	27,961,860	—
Small-Cap Equity	48,121,442	—	53,223,978	—
Social Choice Equity	22,998,001	—	24,828,118	—
Stock Index	32,995,456	—	19,052,636	—
International Equity	70,572,062	—	74,497,768	—
Bond	77,990,118	201,503,489	61,733,972	212,885,473
Balanced	13,133,681	—	10,337,276	—

TIAA-CREF Life Funds ▪ 2018 Annual Report	123

Notes to financial statements

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended December 31, 2018 and December 31, 2017 was as follows:

	2018			2017
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income*	Long-term capital gains	Total

Growth Equity	$1,931,191	$5,231,304	$7,162,495	$—	$1,338,467	$1,338,467
Growth & Income	2,948,877	7,648,071	10,596,948	—	928,401	928,401
Large-Cap Value	2,392,998	4,094,386	6,487,384	—	302,191	302,191
Real Estate Securities	1,420,413	2,561,764	3,982,177	—	1,962,261	1,962,261
Small-Cap Equity	2,135,741	4,279,003	6,414,744	—	1,162,850	1,162,850
Social Choice Equity	1,341,082	2,603,696	3,944,778	6,835	208,722	215,557
Stock Index	8,238,101	2,629,290	10,867,391	—	421,541	421,541
International Equity	1,123,383	—	1,123,383	1,210,511	—	1,210,511
Bond	5,057,919	—	5,057,919	37,244	—	37,244
Money Market	1,510,779	—	1,510,779	583,742	—	583,742
Balanced Fund	111,207	197,104	308,311	—	564,726	564,726

*	Starting in 2017, the funds changed the timing of annual distributions from December to September. In September 2017, the Funds distributed any undistributed ordinary income and undistributed net capital gains, if any, as of the prior fiscal year end.

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Growth Equity	$468,024	$9,384,150	$25,288,579	$—	$35,140,753
Growth & Income	1,492,431	8,964,055	28,078,801		38,535,287
Large-Cap Value	1,161,960	3,326,472	270,884	—	4,759,316
Real Estate Securities	1,889,034	1,058,963	13,664,394	—	16,612,391
Small-Cap Equity	2,158,059	5,297,315	(2,746,167)	—	4,709,207
Social Choice Equity	1,191,188	8,569,562	12,801,180	—	22,561,930
Stock Index	8,916,645	3,860,355	181,739,832	—	194,516,832
International Equity	2,028,124	4,529,229	(17,371,814)	—	(10,814,461)
Bond	5,808,841	—	(3,998,978)	(2,317,588)	(507,725)
Balanced	1,455,274	1,302,641	(77,588)	—	2,680,327

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

124	2018 Annual Report ▪ TIAA-CREF Life Funds

continued

At December 31, 2018, the following Funds had capital loss carryovers, which will expire as follows:

	Short-term	Long-term	Total

Bond Fund	$1,528,262	$789,326	$2,317,588
Money Market	127	—	127

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended December 31, 2018, there were no inter-fund borrowing or lending transactions.

Note 8—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1.25 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 19, 2018 expiring on June 18, 2019, replacing the previous $1.5 billion facility, which expired June 2018. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2018, there were no borrowings under this credit facility by the Funds.

TIAA-CREF Life Funds ▪ 2018 Annual Report	125

Notes to financial statements	concluded

Note 9—share split

Effective October 25, 2017, the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, and the Bond Fund underwent a 5-for-2 share split. The effect of the share split transaction was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits.

Note 10—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

Note 11—legal proceedings

The Social Choice Equity Fund was named as defendant and a putative member of the proposed defendant class of shareholders, or could be added as a defendant, in pending litigation by the Bankruptcy Litigation Trustee for the Tribune Company (Tribune) and certain creditors of Tribune, as a result of its ownership of shares of Tribune in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The plaintiffs in that litigation seek to recover payments of the proceeds of the LBO. The litigation is now part of a multi-district litigation proceeding in the Southern District of New York and the Second Court of Appeals. The Fund’s exposure related to this matter is estimated to be 0.20% of net assets as of December 31, 2018.

126	2018 Annual Report ▪ TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the

TIAA-CREF Life Funds ▪ 2018 Annual Report	127

Report of independent registered public accounting firm	concluded

overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

128	2018 Annual Report ▪ TIAA-CREF Life Funds

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2018, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$5,231,304	$5,231,304
Growth & Income	—	7,648,071	7,648,071
Large-Cap Value	251	4,094,135	4,094,386
Real Estate Securities	—	2,561,764	2,561,764
Small-Cap Equity	9,280	4,269,723	4,279,003
Social Choice Equity	3,489	2,600,207	2,603,696
Stock Index	25,065	2,604,225	2,629,290
International Equity	—	—	—
Bond	—	—	—
Money Market	—	—	—
Balanced	—	197,104	197,104

For the fiscal year ended December 31, 2018, the TIAA-CREF Life Funds designate the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	37.47%
Growth & Income	60.78
Large-Cap Value	52.26
Real Estate Securities	1.48
Small-Cap Equity	21.36
Social Choice Equity	76.00
Stock Index	81.80
International Equity	0.00
Balanced	0.01

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2018 of $2,534,805 ($0.20821 per share), and paid taxes to foreign countries during the year ended December 31, 2018 of $270,608 ($0.02223 per share).

TIAA-CREF Life Funds ▪ 2018 Annual Report	129

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  December 31, 2018

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	89	Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011 to 2013).	89	Member of the Board of the Office of Finance, Federal Home Loan Banks.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.

130	2018 Annual Report ▪ TIAA-CREF Life Funds

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	89	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	89	Director, Commonwealth.
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	89	Director and Finance and Investment Committee Chair, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Director, ParentSquare; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	89	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Life Funds ▪ 2018 Annual Report	131

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  December 31, 2018

Trustees—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	89	N/A
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director of the Social Innovation Initiative (since 2015), Director of the AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance, (2002–2011), and Professor, McCombs School of Business, University of Texas at Austin (since 1987).	89	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

132	2018 Annual Report ▪ TIAA-CREF Life Funds

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary, Head of Corporate, Securities and M&A Group of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, President, Global Investments, TIAA.

TIAA-CREF Life Funds ▪ 2018 Annual Report	133

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  December 31, 2018

Officers—concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip T. Rollock TIAA 730 Third Ave. New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy Chief Legal Officer and Corporate Secretary of TIAA.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Head, TC Fund Administration, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; and Treasurer of CREF.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

134	2018 Annual Report ▪ TIAA-CREF Life Funds

Additional information about index providers (unaudited)

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE index

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “Nareit®” is a trade mark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

Standard & Poor’s index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively,

TIAA-CREF Life Funds ▪ 2018 Annual Report	135

Additional information about index providers (unaudited)

“S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis

136	2018 Annual Report ▪ TIAA-CREF Life Funds

concluded

for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Morningstar indexes

©2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

TIAA-CREF Life Funds ▪ 2018 Annual Report	137

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How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org

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Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252

24 hours a day, 7 days a week

National contact center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252

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800-223-1200

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You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit TIAA.org, or call 800-223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Teachers Personal Investors Services, Inc., Nuveen Securities, LLC, and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2019 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

TIAA

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695041	A10847 (2/19)

Item 2. Code of Ethics.

2(a)    The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b)  No response required.

2(c)  During the reporting period, there were no amendments to the code of ethics.

2(d)  During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e)  Not applicable.

2(f)  A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2)  Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $306,020 and $305,060, respectively.

The aggregate fees for all other services billed by PwC for the fiscal year ended December 31, 2017 do not align with the figures reported in the Form N-CSR dated December 31, 2017 and filed with the Securities and Exchange Commission on February 28, 2018 (SEC File No. 811-08961) because the fees disclosed in this Form N-CSR reflect fees updated after the date of that Form N-CSR for the relevant period.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2018 and December 31, 2017, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for tax services billed to the Registrant were $82,995 and $80,960, respectively.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for all other services billed to the Registrant were $5,015 and $5,000, respectively.

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2018 and December 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2018 and December 31, 2017, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $229,000 and $208,315, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.7%

AUTOMOBILES & COMPONENTS - 0.3%
1,058	*	Tesla, Inc	$352,102

		TOTAL AUTOMOBILES & COMPONENTS	352,102

CAPITAL GOODS - 6.2%
10,419		Airbus SE	993,345
4,012		Boeing Co	1,293,870
3,826	*	Middleby Corp	393,045
4,817		Northrop Grumman Corp	1,179,683
5,010		Parker-Hannifin Corp	747,191
2,394		Roper Industries, Inc	638,049
3,107		W.W. Grainger, Inc	877,293

		TOTAL CAPITAL GOODS	6,122,476

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
890	*	CoStar Group, Inc	300,233
10,187	*	IHS Markit Ltd	488,670
18,454		Nielsen NV	430,532

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,219,435

CONSUMER DURABLES & APPAREL - 2.4%
19,703		Nike, Inc (Class B)	1,460,780
26,600		Tapestry, Inc	897,750

		TOTAL CONSUMER DURABLES & APPAREL	2,358,530

CONSUMER SERVICES - 1.5%
962	*	Chipotle Mexican Grill, Inc (Class A)	415,382
9,683		Marriott International, Inc (Class A)	1,051,186

		TOTAL CONSUMER SERVICES	1,466,568

DIVERSIFIED FINANCIALS - 1.6%
20,171		IntercontinentalExchange Group, Inc	1,519,481

		TOTAL DIVERSIFIED FINANCIALS	1,519,481

ENERGY - 0.2%
9,261	*	Parsley Energy, Inc	147,991

		TOTAL ENERGY	147,991

FOOD & STAPLES RETAILING - 1.3%
13,762		Walmart, Inc	1,281,930

		TOTAL FOOD & STAPLES RETAILING	1,281,930

FOOD, BEVERAGE & TOBACCO - 1.4%
6,429		Constellation Brands, Inc (Class A)	1,033,912
7,486	*	Monster Beverage Corp	368,461

		TOTAL FOOD, BEVERAGE & TOBACCO	1,402,373

HEALTH CARE EQUIPMENT & SERVICES - 5.6%
14,273		Abbott Laboratories	1,032,366
9,079	*	Cerner Corp	476,103

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

7,413	*	Edwards Lifesciences Corp	$1,135,449
4,049	*	Intuitive Surgical, Inc	1,939,147
5,740		Stryker Corp	899,745

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,482,810

HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
11,857		Procter & Gamble Co	1,089,895

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,089,895

MATERIALS - 3.0%
9,843		Linde plc	1,535,902
3,526		Sherwin-Williams Co	1,387,340

		TOTAL MATERIALS	2,923,242

MEDIA & ENTERTAINMENT - 15.3%
20,874		Activision Blizzard, Inc	972,102
3,201	*	Alphabet, Inc (Class A)	3,344,917
3,558	*	Alphabet, Inc (Class C)	3,684,700
24,514	*	Facebook, Inc	3,213,540
6,160	*	IAC/InterActiveCorp	1,127,527
3,761	*	NetFlix, Inc	1,006,669
19,340	*	Twitter, Inc	555,832
9,614		Walt Disney Co	1,054,175

		TOTAL MEDIA & ENTERTAINMENT	14,959,462

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.8%
3,374	*	BioMarin Pharmaceutical, Inc	287,296
9,583		Eli Lilly & Co	1,108,945
21,573		Gilead Sciences, Inc	1,349,391
3,513	*	Illumina, Inc	1,053,654
6,028	*	Jazz Pharmaceuticals plc	747,231
9,244		Johnson & Johnson	1,192,938
3,352		Lonza Group AG.	871,368
817	*	Sarepta Therapeutics, Inc	89,159
15,485		Schering-Plough Corp	1,183,209
8,978		Zoetis, Inc	767,978

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	8,651,169

RETAILING - 11.3%
2,643	*	Alibaba Group Holding Ltd (ADR)	362,276
3,255	*	Amazon.com, Inc	4,888,912
5,265	*	eBay, Inc	147,789
13,969		Expedia, Inc	1,573,608
1,960	*,n	GrubHub, Inc	150,548
10,573		Home Depot, Inc	1,816,653
1,492		Kering	698,954
11,267		Kohl’s Corp	747,453
2,849	*	Ulta Beauty, Inc	697,549

		TOTAL RETAILING	11,083,742

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
19,679	*	Advanced Micro Devices, Inc	363,274
2,912	*	Cree, Inc	124,561
8,208		NVIDIA Corp	1,095,768
12,252		Xilinx, Inc	1,043,503

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,627,106

SOFTWARE & SERVICES - 28.0%
11,307	*	Adobe, Inc	2,558,096
18,019	*	Akamai Technologies, Inc	1,100,600

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY			VALUE

16,106		Automatic Data Processing, Inc			$2,111,819
3,155	*	Gartner, Inc			403,335
5,803	*	GoDaddy, Inc			380,793
13,436		Intuit, Inc			2,644,877
17,738		MasterCard, Inc (Class A)			3,346,274
61,861		Microsoft Corp			6,283,222
25,318	*	PayPal Holdings, Inc			2,128,991
21,893	*	salesforce.com, Inc			2,998,684
6,223	*	ServiceNow, Inc			1,108,005
6		TiVo Corp			56
18,362		Visa, Inc (Class A)			2,422,682

		TOTAL SOFTWARE & SERVICES			27,487,434

TECHNOLOGY HARDWARE & EQUIPMENT - 5.6%
11,595	n	Apple, Inc			1,828,995
3,204	*	Arista Networks, Inc			675,083
36,111		Cisco Systems, Inc			1,564,690
8,406		Motorola, Inc			967,026
86,417		Nokia Corp			502,947

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			5,538,741

TELECOMMUNICATION SERVICES - 1.0%
15,500		Softbank Corp			1,015,237

		TOTAL TELECOMMUNICATION SERVICES			1,015,237

TRANSPORTATION - 0.3%
1,535		FedEx Corp			247,642

		TOTAL TRANSPORTATION			247,642

		TOTAL COMMON STOCKS			96,977,366

		(Cost $70,795,657)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 1.2%
$ 1,160,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	1,160,000

		TOTAL GOVERNMENT AGENCY DEBT			1,160,000

		TOTAL SHORT-TERM INVESTMENTS			1,160,000

		(Cost $1,159,931)
		TOTAL INVESTMENTS - 99.9%			98,137,366
		(Cost $71,955,588)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			78,931

		NET ASSETS - 100.0%			$98,216,297

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Written options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
GrubHub, Inc, Put	2	$(996)	$65.00	03/15/19	$(730)
GrubHub, Inc, Put	3	(2,079)	70.00	03/15/19	(1,740)
Total	5	$(3,075)			$(2,470)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 0.3%
6,006		Delphi Automotive plc	$369,789

		TOTAL AUTOMOBILES & COMPONENTS	369,789

BANKS - 5.3%
71,707		Bank of America Corp	1,766,861
19,733		Citizens Financial Group, Inc	586,662
27,754		JPMorgan Chase & Co	2,709,345
2,918		M&T Bank Corp	417,653
6,446	n	PNC Financial Services Group, Inc	753,602
14,196		Wells Fargo & Co	654,152

		TOTAL BANKS	6,888,275

CAPITAL GOODS - 6.5%
2,827	n	Boeing Co	911,708
6,378		Deere & Co	951,406
7,547		Dover Corp	535,460
5,212		Fortive Corp	352,644
24,814	n	General Electric Co	187,842
4,800		Harris Corp	646,320
11,621	n	Honeywell International, Inc	1,535,367
7,148		Ingersoll-Rand plc	652,112
14,927		ITT, Inc	720,526
2,705		L3 Technologies, Inc	469,750
9,013		Masco Corp	263,540
2,224	n	Northrop Grumman Corp	544,658
3,346		Siemens AG.	373,419
2,737	*,n	WABCO Holdings, Inc	293,789

		TOTAL CAPITAL GOODS	8,438,541

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
4,927	*	Verisk Analytics, Inc	537,240
12,296		Waste Management, Inc	1,094,221

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,631,461

CONSUMER DURABLES & APPAREL - 2.5%
2,502	*	Deckers Outdoor Corp	320,131
4,222	*	Lululemon Athletica, Inc	513,437
25,179	*,e	Mattel, Inc	251,538
5,704	n	PVH Corp	530,187
9,360		Sony Corp	451,242
12,058	*,e,g	Spin Master Corp	339,076
15,863		Tapestry, Inc	535,376
8,530		Wolverine World Wide, Inc	272,022

		TOTAL CONSUMER DURABLES & APPAREL	3,213,009

CONSUMER SERVICES - 0.3%
4,395		Royal Caribbean Cruises Ltd	429,787

		TOTAL CONSUMER SERVICES	429,787

DIVERSIFIED FINANCIALS - 2.6%
14,587		Blackstone Group LP	434,838
7,215		CME Group, Inc	1,357,286

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

22,140		Morgan Stanley	$877,851
15,764		Voya Financial, Inc	632,767

		TOTAL DIVERSIFIED FINANCIALS	3,302,742

ENERGY - 5.5%
5,491	*	Apergy Corp	148,696
24,670		Cabot Oil & Gas Corp	551,374
20,506		Chevron Corp	2,230,847
8,363	*	Concho Resources, Inc	859,633
9,949	*	Continental Resources, Inc	399,850
9,843		Delek US Holdings, Inc	319,996
4,318		Diamondback Energy, Inc	400,279
10,256		EOG Resources, Inc	894,426
9,173		Oneok, Inc	494,883
28,325	*	Parsley Energy, Inc	452,634
34,533	*	WPX Energy, Inc	391,950

		TOTAL ENERGY	7,144,568

FOOD & STAPLES RETAILING - 1.3%
4,454	n	Costco Wholesale Corp	907,324
8,301		Walmart, Inc	773,238

		TOTAL FOOD & STAPLES RETAILING	1,680,562

FOOD, BEVERAGE & TOBACCO - 5.4%
31,904		Coca-Cola Co	1,510,654
11,173		Coca-Cola European Partners plc (Class A)	512,282
25,901	n	ConAgra Brands, Inc	553,245
4,500	n	Constellation Brands, Inc (Class A)	723,690
3,565		Danone	251,271
7,939		Diageo plc	283,695
3,944		Hershey Co	422,718
8,418		Kraft Heinz Co	362,311
23,639		Mondelez International, Inc	946,269
12,867	*	Monster Beverage Corp	633,314
6,994		PepsiCo, Inc	772,697

		TOTAL FOOD, BEVERAGE & TOBACCO	6,972,146

HEALTH CARE EQUIPMENT & SERVICES - 9.7%
24,039		Abbott Laboratories	1,738,741
3,963	n	Anthem, Inc	1,040,803
33,567	*	Boston Scientific Corp	1,186,258
4,653	*	Edwards Lifesciences Corp	712,700
1,630	*,e	Guardant Health, Inc	61,272
2,523		HCA Holdings, Inc	313,987
7,098	*	Hologic, Inc	291,728
3,086		Humana, Inc	884,077
2,586	*	IDEXX Laboratories, Inc	481,048
3,605	*	Insulet Corp	285,948
1,923	*	Intuitive Surgical, Inc	920,963
1,944	*	iRhythm Technologies, Inc	135,069
12,593		Medtronic plc	1,145,459
2,428		STERIS Plc	259,432
7,079	n	Stryker Corp	1,109,633
3,582	n	Universal Health Services, Inc (Class B)	417,518
2,476	*,n	WellCare Health Plans, Inc	584,559
12,809	*	Wright Medical Group NV	348,661
6,675		Zimmer Biomet Holdings, Inc	692,331

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	12,610,187

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
4,539		Estee Lauder Cos (Class A)	590,524
18,858		Procter & Gamble Co	1,733,427

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,323,951

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

INSURANCE - 3.3%
17,799	*	Athene Holding Ltd	$708,934
5,709	*	Berkshire Hathaway, Inc (Class B)	1,165,664
9,877		Chubb Ltd	1,275,911
17,784		Hartford Financial Services Group, Inc	790,499
4,884		Prudential Financial, Inc	398,290

		TOTAL INSURANCE	4,339,298

MATERIALS - 4.3%
12,381	*	Allegheny Technologies, Inc	269,534
2,988		Christian Hansen Holding	265,235
26,902		DowDuPont, Inc	1,438,719
2,958		Ecolab, Inc	435,861
9,529		FMC Corp	704,765
9,105	n	Linde plc	1,420,744
19,454	*	Livent Corp	268,465
9,113		Newmont Mining Corp	315,766
9,557		Nutrien Ltd	449,179

		TOTAL MATERIALS	5,568,268

MEDIA & ENTERTAINMENT - 9.5%
3,771	*	Alphabet, Inc (Class C)	3,905,285
32,472		Comcast Corp (Class A)	1,105,672
12,701	*,n	Facebook, Inc	1,664,974
3,180	*,n	IAC/InterActiveCorp	582,067
4,459	*	NetFlix, Inc	1,193,496
6,514	*,n	Take-Two Interactive Software, Inc	670,551
10,010	*	Twitter, Inc	287,688
12,849		Viacom, Inc (Class B)	330,219
12,494		Vivendi Universal S.A.	302,821
15,692		Walt Disney Co	1,720,628
7,383		World Wrestling Entertainment, Inc (Class A)	551,658

		TOTAL MEDIA & ENTERTAINMENT	12,315,059

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.3%
14,497		AbbVie, Inc	1,336,479
5,794	*,e	Allogene Therapeutics, Inc	156,032
11,995		AstraZeneca plc (ADR)	455,570
4,025	*	Biohaven Pharmaceutical Holding Co Ltd	148,845
4,580	*	BioMarin Pharmaceutical, Inc	389,987
3,156	*	Bluebird Bio, Inc	313,075
8,407		Bristol-Myers Squibb Co	436,996
6,431		Daiichi Sankyo Co Ltd	205,700
9,139		Eli Lilly & Co	1,057,565
3,555	*,n	Exact Sciences Corp	224,321
1,138	*	GW Pharmaceuticals plc (ADR)	110,830
2,921	*,n	Jazz Pharmaceuticals plc	362,087
1,686		Lonza Group AG.	438,284
3,800	*,n	Nektar Therapeutics	124,906
3,715	*,n	Neurocrine Biosciences, Inc	265,288
32,596		Pfizer, Inc	1,422,815
1,365	*	Sage Therapeutics, Inc	130,753
6,834		Sanofi-Aventis	592,848
22,973		Schering-Plough Corp	1,755,367
33,612	*	Teva Pharmaceutical Industries Ltd (ADR)	518,297
2,379		Vifor Pharma AG.	258,872

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	10,704,917

REAL ESTATE - 0.8%
5,201		American Tower Corp	822,746
11,354		Outfront Media, Inc	205,735

		TOTAL REAL ESTATE	1,028,481

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

RETAILING - 5.7%
2,379	*	Amazon.com, Inc	$3,573,187
5,983		Best Buy Co, Inc	316,860
19,510	*	BJ’s Wholesale Club Holdings, Inc	432,341
10,308		Home Depot, Inc	1,771,120
4,991		Kohl’s Corp	331,103
6,820	n	Tiffany & Co	549,078
1,790	*,n	Ulta Beauty, Inc	438,264

		TOTAL RETAILING	7,411,953

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
25,355	*	Advanced Micro Devices, Inc	468,053
1,320	n	Broadcom, Inc	335,650
5,943	*,n	Cree, Inc	254,212
21,547		Intel Corp	1,011,201
34,326		Marvell Technology Group Ltd	555,738
4,951	n	Monolithic Power Systems, Inc	575,554
7,229	n	NVIDIA Corp	965,071
14,287	n	QUALCOMM, Inc	813,073
4,042	e	Universal Display Corp	378,210

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,356,762

SOFTWARE & SERVICES - 9.8%
3,965	*	Adobe, Inc	897,042
3,144		Dassault Systemes S.A.	373,444
21,275	*,n	First Data Corp	359,760
10,163		MasterCard, Inc (Class A)	1,917,250
51,404		Microsoft Corp	5,221,104
11,702	*	PayPal Holdings, Inc	984,021
8,648	*,n	salesforce.com, Inc	1,184,517
2,798	*	ServiceNow, Inc	498,184
12,767	*	Teradata Corp	489,742
2,165		VMware, Inc (Class A)	296,886
12,128	*	Zscaler, Inc	475,539

		TOTAL SOFTWARE & SERVICES	12,697,489

TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
25,666	n	Apple, Inc	4,048,555
49,191		Cisco Systems, Inc	2,131,446
9,008		Cognex Corp	348,339
14,347		Corning, Inc	433,423
6,695		Motorola, Inc	770,193
60,877		Nokia Corp	354,304
21,359	*	Pure Storage, Inc	343,453

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	8,429,713

TELECOMMUNICATION SERVICES - 1.1%
25,511		Verizon Communications, Inc	1,434,228

		TOTAL TELECOMMUNICATION SERVICES	1,434,228

TRANSPORTATION - 1.2%
14,819		CSX Corp	920,705
1,579	n	FedEx Corp	254,740
18,475	n	Knight-Swift Transportation Holdings, Inc	463,169

		TOTAL TRANSPORTATION	1,638,614

UTILITIES - 2.1%
5,935		Alliant Energy Corp	250,754
5,337		Ameren Corp	348,132
9,870		Evergy, Inc	560,320

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY			VALUE

18,218		FirstEnergy Corp			$684,086
5,374		NextEra Energy, Inc			934,109

		TOTAL UTILITIES			2,777,401

		TOTAL COMMON STOCKS			128,707,201

		(Cost $99,922,668)
PURCHASED OPTIONS - 0.0%

CAPITAL GOODS - 0.0%
800		General Electric Co			8

		TOTAL CAPITAL GOODS			8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
700		CVS Health Corp			7

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			7

		TOTAL PURCHASED OPTIONS			15

		(Cost $1,844)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.0%

GOVERNMENT AGENCY DEBT - 1.1%
$ 1,460,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	1,460,000

		TOTAL GOVERNMENT AGENCY DEBT			1,460,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.9%
1,180,169	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,180,169

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,180,169

		TOTAL SHORT-TERM INVESTMENTS			2,640,169

		(Cost $2,640,082)
		TOTAL INVESTMENTS - 101.2%			131,347,385
		(Cost $102,564,594)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(1,679,042)

		NET ASSETS - 100.0%			$129,668,343

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,154,511.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/18, the aggregate value of these securities was $339,076 or 0.3% of net assets.

n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
CVS Health Corp, Call	7	$1,204	$80.00	01/18/19	$7
General Electric Co, Call	8	640	15.00	01/18/19	8
Total	15	$1,844			$15

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Written options outstanding as of December 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Activision Blizzard, Inc, Put	13	$(7,221)	$50.00	05/17/19	$(9,100)
Alibaba Group Holding Ltd, Put	5	(6,687)	140.00	04/18/19	(6,325)
Anthem, Inc, Call	3	(1,089)	310.00	01/18/19	(60)
Anthem, Inc, Put	3	(2,654)	250.00	03/15/19	(2,288)
Anthem, Inc, Put	3	(6,416)	260.00	06/21/19	(4,875)
Apple, Inc, Put	5	(3,250)	195.00	02/15/19	(18,975)
Apple, Inc, Put	5	(2,615)	205.00	02/15/19	(23,875)
Apple, Inc, Put	5	(6,852)	175.00	04/18/19	(11,030)
Applied Materials, Inc, Put	13	(2,392)	32.00	04/18/19	(3,640)
Arista Networks, Inc, Put	3	(3,369)	200.00	03/15/19	(3,999)
Boeing Co, Put	2	(5,639)	320.00	05/17/19	(5,140)
Broadcom Ltd, Call	5	(2,290)	270.00	01/18/19	(1,275)
Broadridge Financial Solutions, Inc, Put	8	(1,565)	85.00	03/15/19	(1,520)
Celgene Corp, Put	11	(7,425)	70.00	04/18/19	(10,065)
Celgene Corp, Put	4	(3,992)	75.00	04/18/19	(5,080)
Celgene Corp, Put	2	(2,694)	80.00	04/18/19	(3,398)
Chipotle Mexican Grill, Inc, Put	2	(4,916)	405.00	03/15/19	(3,890)
Chipotle Mexican Grill, Inc, Put	1	(3,588)	420.00	06/21/19	(3,745)
Clovis Oncology, Inc, Put	2	(1,316)	20.00	04/18/19	(1,090)
Coherent, Inc, Put	4	(6,112)	145.00	02/15/19	(16,320)
ConAgra Brands, Inc, Put	12	(867)	27.00	03/15/19	(7,080)
ConAgra Brands, Inc, Put	12	(3,036)	31.00	06/21/19	(11,940)
Constellation Brands, Inc, Put	4	(1,075)	160.00	01/18/19	(2,304)
Constellation Brands, Inc, Put	2	(1,276)	175.00	04/18/19	(3,844)
Costco Wholesale Corp, Put	3	(3,272)	210.00	02/15/19	(3,270)
Cree, Inc, Call	13	(1,743)	47.00	01/18/19	(429)
Cree, Inc, Put	13	(1,614)	39.00	01/18/19	(572)
CVS Health Corp, Call	7	(420)	85.00	01/18/19	(7)
CVS Health Corp, Put	11	(1,452)	70.00	01/18/19	(5,621)
DISH Network Corp, Put	14	(8,512)	35.00	03/15/19	(14,000)
DXC Technology Co, Put	5	(1,889)	50.00	03/15/19	(1,425)
DXC Technology Co, Put	3	(474)	55.00	03/15/19	(1,380)
DXC Technology Co, Put	2	(456)	57.50	03/15/19	(1,250)
Exact Sciences Corp, Call	18	(3,689)	80.00	01/18/19	(360)
Facebook, Inc, Call	2	(132)	165.00	01/18/19	(6)
Facebook, Inc, Put	2	(136)	125.00	01/18/19	(532)
Facebook, Inc, Put	2	(3,132)	135.00	06/21/19	(2,980)
FedEx Corp, Call	4	(994)	162.50	01/18/19	(1,560)
FedEx Corp, Call	4	(260)	180.00	01/18/19	(96)
FedEx Corp, Put	4	(788)	144.00	01/25/19	(448)
FedEx Corp, Put	4	(4,004)	200.00	04/18/19	(16,020)
First Data Corp, Put	18	(2,125)	17.00	04/18/19	(3,150)
General Electric Co, Call	17	(289)	18.00	01/18/19	(17)
General Electric Co, Put	17	(1,581)	7.00	03/15/19	(986)
General Electric Co, Put	17	(2,465)	8.00	06/21/19	(2,295)
Hain Celestial Group, Inc, Put	24	(13,152)	23.00	01/17/20	(18,480)
HCA Healthcare, Inc, Put	5	(445)	105.00	01/18/19	(150)
IAC/InterActiveCorp, Call	5	(3,608)	240.00	01/18/19	(110)
IAC/InterActiveCorp, Put	8	(4,584)	165.00	01/18/19	(1,520)
IAC/InterActiveCorp, Put	5	(11,815)	185.00	07/19/19	(10,775)
Incyte Corp, Put	3	(1,196)	52.50	06/21/19	(893)
Ingredion, Inc, Put	3	(1,194)	90.00	04/18/19	(1,485)
International Business Machines Corp, Put	7	(8,592)	120.00	01/17/20	(11,935)
Jazz Pharmaceuticals plc, Put	3	(2,131)	140.00	03/15/19	(5,745)
Knight-Swift Transportation Holdings, Inc, Put	20	(900)	25.00	02/15/19	(4,020)
Knight-Swift Transportation Holdings, Inc, Put	20	(3,766)	25.00	05/17/19	(5,950)
Linde plc, Put	3	(3,341)	140.00	01/18/19	(177)
Mellanox Technologies Ltd, Put	12	(1,186)	70.00	01/18/19	(240)
Microchip Technology, Inc, Put	10	(6,082)	65.00	04/18/19	(3,000)
Micron Technology, Inc, Put	13	(8,956)	40.00	04/18/19	(11,830)
Monolithic Power Systems, Inc, Put	5	(899)	100.00	01/18/19	(287)
Nektar Therapeutics, Put	8	(6,104)	41.00	05/17/19	(8,920)
Neurocrine Biosciences, Inc, Put	10	(1,080)	55.00	01/18/19	(400)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Northrop Grumman Corp, Put	1	$(3,630)	$290.00	05/17/19	$(4,860)
Northrop Grumman Corp, Put	2	(7,872)	295.00	05/17/19	(10,620)
Nutanix, Inc, Put	4	(552)	30.00	01/18/19	(40)
NVIDIA Corp, Put	5	(545)	100.00	01/18/19	(165)
Parker-Hannifin Corp, Put	4	(3,352)	150.00	02/15/19	(3,480)
PNC Financial Services Group, Inc, Call	7	(1,393)	135.00	02/15/19	(259)
PNC Financial Services Group, Inc, Call	7	(2,653)	140.00	02/15/19	(91)
PNC Financial Services Group, Inc, Put	7	(2,716)	120.00	02/15/19	(5,285)
PNC Financial Services Group, Inc, Put	7	(2,541)	110.00	05/17/19	(4,200)
PVH Corp, Put	5	(2,310)	105.00	03/15/19	(7,050)
PVH Corp, Put	5	(2,875)	90.00	03/15/19	(2,650)
PVH Corp, Put	5	(4,690)	100.00	06/21/19	(6,700)
QUALCOMM, Inc, Put	8	(5,344)	60.00	06/21/19	(5,344)
Red Hat, Inc, Put	7	(2,436)	110.00	01/18/19	(63)
Red Hat, Inc, Put	4	(2,191)	115.00	01/18/19	(12)
Rockwell Automation, Inc, Put	2	(1,276)	145.00	04/18/19	(1,540)
Roku, Inc, Put	10	(3,180)	30.00	02/15/19	(2,940)
salesforce.com, Inc, Call	5	(550)	160.00	01/18/19	(65)
salesforce.com, Inc, Put	5	(2,210)	128.00	01/25/19	(1,455)
salesforce.com, Inc, Put	5	(2,055)	120.00	02/15/19	(1,220)
Stryker Corp, Put	5	(1,040)	145.00	01/18/19	(490)
Take-Two Interactive Software, Inc, Put	7	(2,134)	70.00	01/18/19	(70)
Tiffany & Co, Put	10	(9,680)	95.00	05/17/19	(16,940)
Tiffany & Co, Put	10	(23,280)	105.00	01/17/20	(27,940)
Tiffany & Co, Put	10	(27,030)	110.00	01/17/20	(31,700)
Ulta Beauty, Inc, Call	2	(307)	290.00	01/18/19	(40)
United Parcel Service, Inc, Put	7	(2,613)	95.00	04/18/19	(4,060)
Universal Health Services, Inc, Call	5	(715)	145.00	01/18/19	(65)
WABCO Holdings, Inc, Call	7	(1,966)	125.00	01/18/19	(105)
WABCO Holdings, Inc, Put	7	(946)	110.00	01/18/19	(3,045)
WABCO Holdings, Inc, Put	7	(1,526)	105.00	03/15/19	(3,325)
WellCare Health Plans, Inc, Call	3	(3,793)	350.00	03/15/19	(247)
WellCare Health Plans, Inc, Put	3	(2,424)	270.00	03/15/19	(11,385)
WellCare Health Plans, Inc, Put	3	(2,811)	290.00	03/15/19	(16,605)
Total	664	$(341,430)			$(477,235)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

BANKS - 15.3%
90,540		Bank of America Corp	$2,230,906
34,663		Citigroup, Inc	1,804,556
6,669		Comerica, Inc	458,093
30,144		JPMorgan Chase & Co	2,942,657
5,822		PNC Financial Services Group, Inc	680,650
28,423		Wells Fargo & Co	1,309,732
6,932		Zions Bancorporation	282,410

		TOTAL BANKS	9,709,004

CAPITAL GOODS - 8.5%
5,171		Allegion plc	412,180
5,555		Deere & Co	828,639
6,093		Dover Corp	432,298
24,957		General Electric Co	188,925
7,487		Honeywell International, Inc	989,183
8,961		Ingersoll-Rand plc	817,512
18,301		Masco Corp	535,121
3,506		Parker-Hannifin Corp	522,885
5,202		Stanley Works	622,888

		TOTAL CAPITAL GOODS	5,349,631

CONSUMER DURABLES & APPAREL - 0.9%
230	*	NVR, Inc	560,508

		TOTAL CONSUMER DURABLES & APPAREL	560,508

DIVERSIFIED FINANCIALS - 2.8%
4,575		American Express Co	436,089
12,755		Bank of New York Mellon Corp	600,378
4,722		Goldman Sachs Group, Inc	788,810

		TOTAL DIVERSIFIED FINANCIALS	1,825,277

ENERGY - 10.4%
6,400	*	Apergy Corp	173,312
16,740		Chevron Corp	1,821,145
9,012	*	Concho Resources, Inc	926,343
6,654		Diamondback Energy, Inc	616,826
15,174		EOG Resources, Inc	1,323,324
10,261		Exxon Mobil Corp	699,698
5,822		National Oilwell Varco, Inc	149,626
7,763		Occidental Petroleum Corp	476,493
9,355		Schlumberger Ltd	337,528

		TOTAL ENERGY	6,524,295

FOOD & STAPLES RETAILING - 0.7%
4,937		Walmart, Inc	459,882

		TOTAL FOOD & STAPLES RETAILING	459,882

FOOD, BEVERAGE & TOBACCO - 2.3%
15,251		Mondelez International, Inc	610,497
11,785		Philip Morris International, Inc	786,767

		TOTAL FOOD, BEVERAGE & TOBACCO	1,397,264

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 10.4%
12,894		Abbott Laboratories	$932,623
4,984		Anthem, Inc	1,308,948
5,120		Cigna Corp	972,390
11,974		CVS Health Corp	784,537
3,049		HCA Holdings, Inc	379,448
7,081		Medtronic plc	644,088
3,529		UnitedHealth Group, Inc	879,144
6,100		Zimmer Biomet Holdings, Inc	632,692

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	6,533,870

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
16,638		Procter & Gamble Co	1,529,365

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,529,365

INSURANCE - 6.7%
19,411		American International Group, Inc	764,987
6,248	*	Berkshire Hathaway, Inc (Class B)	1,275,717
7,257		Chubb Ltd	937,459
8,837		Lincoln National Corp	453,426
4,862		Marsh & McLennan Cos, Inc	387,745
4,862		Prudential Financial, Inc	396,496

		TOTAL INSURANCE	4,215,830

MATERIALS - 4.4%
13,865		Ball Corp	637,513
12,755	*	Crown Holdings, Inc	530,225
22,877		DowDuPont, Inc	1,223,462
3,821		PPG Industries, Inc	390,621

		TOTAL MATERIALS	2,781,821

MEDIA & ENTERTAINMENT - 2.8%
47,142		Comcast Corp (Class A)	1,605,185
1,452		Walt Disney Co	159,212

		TOTAL MEDIA & ENTERTAINMENT	1,764,397

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.2%
1,089		Allergan plc	145,556
2,090		Amgen, Inc	406,860
2,361		Gilead Sciences, Inc	147,680
15,658		Johnson & Johnson	2,020,665
38,129		Pfizer, Inc	1,664,331
18,297		Schering-Plough Corp	1,398,074

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,783,166

RETAILING - 1.1%
4,054		Home Depot, Inc	696,558

		TOTAL RETAILING	696,558

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
6,248		Applied Materials, Inc	204,560
2,195		Broadcom, Inc	558,144
22,184		Intel Corp	1,041,095
3,604		NXP Semiconductors NV	264,101

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,067,900

SOFTWARE & SERVICES - 4.9%
4,297		Accenture plc	605,920
9,705		DXC Technology Co	516,015

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY			VALUE

11,507		Microsoft Corp			$1,168,766
16,740		Oracle Corp			755,811

		TOTAL SOFTWARE & SERVICES			3,046,512

TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
42,565		Cisco Systems, Inc			1,844,341
8,319		TE Connectivity Ltd			629,166

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,473,507

TELECOMMUNICATION SERVICES - 3.1%
16,638		AT&T, Inc			474,848
25,650		Verizon Communications, Inc			1,442,043

		TOTAL TELECOMMUNICATION SERVICES			1,916,891

TRANSPORTATION - 1.9%
15,994	*,†,b	AMR Corporation (Escrow)			160
5,555		CSX Corp			345,132
5,961		Union Pacific Corp			823,989

		TOTAL TRANSPORTATION			1,169,281

UTILITIES - 4.5%
6,932		American Electric Power Co, Inc			518,098
5,810		Entergy Corp			500,067
16,740		FirstEnergy Corp			628,587
4,579		NextEra Energy, Inc			795,922
3,476		Sempra Energy			376,068

		TOTAL UTILITIES			2,818,742

		TOTAL COMMON STOCKS			62,623,701

		(Cost $61,299,800)
PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

GOVERNMENT AGENCY DEBT - 0.2%
$ 130,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	130,000

		TOTAL GOVERNMENT AGENCY DEBT			130,000

		TOTAL SHORT-TERM INVESTMENTS			130,000

		(Cost $129,992)
		TOTAL INVESTMENTS - 99.7%			62,753,701
		(Cost $61,429,792)
		OTHER ASSETS & LIABILITIES, NET - 0.3%			202,392

		NET ASSETS - 100.0%			$62,956,093

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

CASINOS & GAMING - 0.7%
24,000	*	Penn National Gaming, Inc	$451,920

		TOTAL CASINOS & GAMING	451,920

DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
20,000	*	GDS Holdings Ltd (ADR)	461,800

		TOTAL DATA PROCESSING & OUTSOURCED SERVICES	461,800

DIVERSIFIED REITS - 0.2%
35,000		Colony Capital, Inc	163,800

		TOTAL DIVERSIFIED REITS	163,800

HEALTH CARE REITS - 7.0%
50,000		HCP, Inc	1,396,500
20,000		Healthcare Trust of America, Inc	506,200
20,000		Ventas, Inc	1,171,800
23,000		Welltower, Inc	1,596,430

		TOTAL HEALTH CARE REITS	4,670,930

HOMEBUILDING - 0.8%
50,000	*	TRI Pointe Homes, Inc	546,500

		TOTAL HOMEBUILDING	546,500

HOTEL & RESORT REITS - 3.6%
70,000		Host Marriott Corp	1,166,900
14,000		Pebblebrook Hotel Trust	396,340
67,000		Sunstone Hotel Investors, Inc	871,670

		TOTAL HOTEL & RESORT REITS	2,434,910

INDUSTRIAL REITS - 10.4%
6,000		EastGroup Properties, Inc	550,380
55,000		Prologis, Inc	3,229,600
80,000		Rexford Industrial Realty, Inc	2,357,600
23,000		Terreno Realty Corp	808,910

		TOTAL INDUSTRIAL REITS	6,946,490

IT CONSULTING & OTHER SERVICES - 0.4%
5,399	*	InterXion Holding NV	292,410

		TOTAL IT CONSULTING & OTHER SERVICES	292,410

MORTGAGE REITS - 1.3%
45,000		Starwood Property Trust, Inc	886,950

		TOTAL MORTGAGE REITS	886,950

OFFICE REITS - 11.6%
16,000		Alexandria Real Estate Equities, Inc	1,843,840
24,500		Boston Properties, Inc	2,757,475
28,000		Hudson Pacific Properties	813,680
25,500		JBG SMITH Properties	887,655
16,500		Kilroy Realty Corp	1,037,520
5,500		SL Green Realty Corp	434,940

		TOTAL OFFICE REITS	7,775,110

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY			VALUE

REAL ESTATE OPERATING COMPANIES - 0.3%
15,000		Essential Properties Realty Trust, Inc			$207,600

		TOTAL REAL ESTATE OPERATING COMPANIES			207,600

RESIDENTIAL REITS - 20.4%
70,000		American Homes 4 Rent			1,389,500
16,000		AvalonBay Communities, Inc			2,784,800
14,000		Camden Property Trust			1,232,700
21,000		Equity Lifestyle Properties, Inc			2,039,730
14,000		Equity Residential			924,140
9,000		Essex Property Trust, Inc			2,206,890
38,000		Invitation Homes, Inc			763,040
23,000		Sun Communities, Inc			2,339,330

		TOTAL RESIDENTIAL REITS			13,680,130

RETAIL REITS - 14.9%
12,000		Agree Realty Corp			709,440
12,500		Federal Realty Investment Trust			1,475,500
7,000		Realty Income Corp			441,280
31,000		Regency Centers Corp			1,819,080
20,000		Retail Opportunities Investment Corp			317,600
30,000		Simon Property Group, Inc			5,039,700
4,000		Taubman Centers, Inc			181,960

		TOTAL RETAIL REITS			9,984,560

SPECIALIZED REITS - 26.5%
22,000		American Tower Corp			3,480,180
25,500		Crown Castle International Corp			2,770,065
16,000		CyrusOne, Inc			846,080
12,000		Digital Realty Trust, Inc			1,278,600
6,300		Equinix, Inc			2,221,128
12,500		Extra Space Storage, Inc			1,131,000
25,000		Four Corners Property Trust, Inc			655,000
15,000		Gaming and Leisure Properties, Inc			484,650
19,483		National Storage Affiliates Trust			515,520
6,000		Public Storage, Inc			1,214,460
23,000		QTS Realty Trust, Inc			852,150
7,500	*	SBA Communications Corp			1,214,175
55,000		Weyerhaeuser Co			1,202,300
		TOTAL SPECIALIZED REITS			17,865,308

		TOTAL COMMON STOCKS			66,368,418

		(Cost $52,584,075)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.8%

GOVERNMENT AGENCY DEBT - 0.8%
$ 510,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	510,000

		TOTAL GOVERNMENT AGENCY DEBT			510,000

		TOTAL SHORT-TERM INVESTMENTS			510,000

		(Cost $509,969)
		TOTAL INVESTMENTS - 99.6%			66,878,418
		(Cost $53,094,044)
		OTHER ASSETS & LIABILITIES, NET - 0.4%			263,845

		NET ASSETS - 100.0%			$67,142,263

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.4%
6,719	*	Stoneridge, Inc	$165,623

		TOTAL AUTOMOBILES & COMPONENTS	165,623

BANKS - 11.1%
6,800		Bank of NT Butterfield & Son Ltd	213,180
9,844		Cadence BanCorp	165,182
8,390		Cathay General Bancorp	281,316
5,450	*	Customers Bancorp, Inc	99,190
3,980	*	Eagle Bancorp, Inc	193,866
8,610	*	Essent Group Ltd	294,290
4,610	*	FCB Financial Holdings, Inc	154,804
2,140		Federal Agricultural Mortgage Corp (Class C)	129,341
28,030		First Bancorp (Puerto Rico)	241,058
11,030		First Commonwealth Financial Corp	133,242
5,040		First Merchants Corp	172,721
6,749	*	Flagstar Bancorp, Inc	178,174
13,320		Fulton Financial Corp	206,194
8,320		Hancock Holding Co	288,288
4,460		IBERIABANK Corp	286,689
4,180		LegacyTexas Financial Group, Inc	134,136
25,380	*	MGIC Investment Corp	265,475
5,200	*	NMI Holdings, Inc	92,820
11,850		OFG Bancorp	195,051
12,210		Radian Group, Inc	199,756
5,000		Simmons First National Corp (Class A)	120,650
10,780		Sterling Bancorp/DE	177,978
12,277		United Community Banks, Inc	263,464
6,100		Walker & Dunlop, Inc	263,825
6,810		Washington Federal, Inc	181,895
3,100		WesBanco, Inc	113,739
2,820		WSFS Financial Corp	106,906

		TOTAL BANKS	5,153,230

CAPITAL GOODS - 10.0%
5,275	*	Aerojet Rocketdyne Holdings, Inc	185,838
4,520		Applied Industrial Technologies, Inc	243,809
10,598	*	Atkore International Group, Inc	210,264
6,209	*	BMC Stock Holdings, Inc	96,115
7,479		Comfort Systems USA, Inc	326,683
6,270	*	Continental Building Products Inc	159,571
2,940		Crane Co	212,209
2,080		Curtiss-Wright Corp	212,410
6,197		EMCOR Group, Inc	369,899
6,560	*	Generac Holdings, Inc	326,032
8,482	*	GMS, Inc	126,043
8,160	*	Harsco Corp	162,058
7,270		Hillenbrand, Inc	275,751
2,450		ITT, Inc	118,261
1,970		Kadant, Inc	160,476
1,000	*	Mastec, Inc	40,560
11,631	*	Meritor, Inc	196,680
3,080		Moog, Inc (Class A)	238,638
5,432	*	Patrick Industries, Inc	160,842
7,070	*	Rexnord Corp	162,257
980	*	Teledyne Technologies, Inc	202,929

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,140	*	Trex Co, Inc	$305,110
8,390	*	Univar, Inc	148,839

		TOTAL CAPITAL GOODS	4,641,274

COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
3,320		Brink’s Co	214,638
5,629		Exponent, Inc	285,447
1,300		ICF International, Inc	84,214
4,240		Insperity, Inc	395,846
1,700		MSA Safety, Inc	160,259
253	*	On Assignment, Inc	13,788
3,730	*	TriNet Group, Inc	156,474
5,408		Viad Corp	270,887
1,102	*	WageWorks, Inc	29,930

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,611,483

CONSUMER DURABLES & APPAREL - 3.5%
10,400		Callaway Golf Co	159,120
980	*	Cavco Industries, Inc	127,772
2,340	*	Deckers Outdoor Corp	299,403
4,510	*	G-III Apparel Group Ltd	125,784
2,000	*	Helen of Troy Ltd	262,360
9,180		KB Home	175,338
1,970	*	Malibu Boats Inc	68,556
5,780	*	Roku, Inc	177,099
7,680		Steven Madden Ltd	232,397

		TOTAL CONSUMER DURABLES & APPAREL	1,627,829

CONSUMER SERVICES - 3.6%
3,010		BJ’s Restaurants, Inc	152,216
2,500	*	Bright Horizons Family Solutions	278,625
3,300		Dave & Buster’s Entertainment, Inc	147,048
2,510		Jack in the Box, Inc	194,851
1,490	*	Planet Fitness, Inc	79,894
300		Red Rock Resorts, Inc	6,093
4,010	*	Sotheby’s (Class A)	159,357
1,900		Strategic Education Inc	215,498
5,260		Texas Roadhouse, Inc (Class A)	314,022
2,830	*	Weight Watchers International, Inc	109,097

		TOTAL CONSUMER SERVICES	1,656,701

DIVERSIFIED FINANCIALS - 5.2%
7,497		Artisan Partners Asset Management, Inc	165,759
13,280		BGC Partners, Inc (Class A)	68,657
3,235		Evercore Partners, Inc (Class A)	231,497
11,880	*	FGL Holdings	79,121
3,850	*	Green Dot Corp	306,152
4,440		Houlihan Lokey, Inc	163,392
2,400		iShares Micro-Cap ETF	197,880
4,900		iShares Russell 2000 Index Fund	656,110
10,210		OM Asset Management plc	109,043
22,682	*	SLM Corp	188,487
5,744		Stifel Financial Corp	237,916

		TOTAL DIVERSIFIED FINANCIALS	2,404,014

ENERGY - 4.4%
2,530		Arch Coal, Inc	209,965
7,540	*	C&J Energy Services, Inc	101,790
3,803	*	Cactus, Inc	104,240
3,340		CVR Energy, Inc	115,163
5,657		Delek US Holdings, Inc	183,909
4,919	*	Exterran Corp	87,066
9,970		Green Plains Renewable Energy, Inc	130,707

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

15,930	*	Keane Group, Inc	$130,307
3,130	*	KLX Energy Services Holdings, Inc	73,399
4,080		Mammoth Energy Services, Inc	73,358
3,200	*	Nine Energy Service, Inc	72,128
19,050	*	Oasis Petroleum, Inc	105,347
8,510	*	Par Pacific Holdings, Inc	120,672
4,570		Peabody Energy Corp	139,294
11,570	*	ProPetro Holding Corp	142,542
2,780	*,e	Renewable Energy Group, Inc	71,446
9,174	*	SandRidge Energy, Inc	69,814
5,080		World Fuel Services Corp	108,763

		TOTAL ENERGY	2,039,910

FOOD, BEVERAGE & TOBACCO - 1.0%
200	*	Boston Beer Co, Inc (Class A)	48,168
11,750		Dean Foods Co	44,768
1,990		Lancaster Colony Corp	351,951

		TOTAL FOOD, BEVERAGE & TOBACCO	444,887

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
2,250	*	Allscripts Healthcare Solutions, Inc	21,690
3,900	*	Cardiovascular Systems, Inc	111,111
2,750		Conmed Corp	176,550
4,700	*	Globus Medical, Inc	203,416
3,690		Hill-Rom Holdings, Inc	326,749
10,860	*	HMS Holdings Corp	305,492
170	*	Inogen Inc	21,109
4,400	*	Integer Holding Corp	335,544
11,180	*	Lantheus Holdings, Inc	174,967
644	*	LHC Group, Inc	60,459
1,500	*	LivaNova plc	137,205
2,510	*	Magellan Health Services, Inc	142,794
2,520	*	Masimo Corp	270,572
1,000	*	NuVasive, Inc	49,560
11,944	*	OraSure Technologies, Inc	139,506
4,490	*	Orthofix International NV	235,680
3,300	*	Staar Surgical Co	105,303

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	2,817,707

HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
1,100		Medifast, Inc	137,522
2,110		Nu Skin Enterprises, Inc (Class A)	129,406
2,670	*	USANA Health Sciences, Inc	314,339

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	581,267

INSURANCE - 1.9%
6,306		American Equity Investment Life Holding Co	176,190
2,600		Amerisafe, Inc	147,394
4,510		Axis Capital Holdings Ltd	232,896
3,300		Employers Holdings, Inc	138,501
4,462		Universal Insurance Holdings, Inc	169,199

		TOTAL INSURANCE	864,180

MATERIALS - 3.5%
5,770		Boise Cascade Co	137,615
10,700	*	Ferroglobe plc	0
3,710	*	Ingevity Corp	310,490
1,937	*	Koppers Holdings, Inc	33,006
2,850		Materion Corp	128,222
1,900		Reliance Steel & Aluminum Co	135,223
9,379		Schnitzer Steel Industries, Inc (Class A)	202,117
2,260		Stepan Co	167,240
4,900	*	SunCoke Energy, Inc	41,895

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,100		Trinseo S.A.	$141,918
3,000		Tronox Ltd	23,340
2,350	*	US Concrete, Inc	82,908
4,920	*	Verso Corp	110,208
3,730		Worthington Industries, Inc	129,953

		TOTAL MATERIALS	1,644,135

MEDIA & ENTERTAINMENT - 1.3%
460	*	Cargurus, Inc	15,516
7,910	*	Imax Corp	148,787
950	*	Madison Square Garden Co	254,315
2,830		World Wrestling Entertainment, Inc (Class A)	211,458

		TOTAL MEDIA & ENTERTAINMENT	630,076

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.1%
24,407	*	Achillion Pharmaceuticals, Inc	38,807
1,000	*	Acorda Therapeutics, Inc	15,580
1,600	*	Akorn, Inc	5,424
4,500	*	AMAG Pharmaceuticals, Inc	68,355
5,200	*	Amicus Therapeutics, Inc	49,816
1,250	*	Amneal Pharmaceuticals, Inc	16,912
7,760	*	Amphastar Pharmaceuticals, Inc	154,424
5,450	*	Ardelyx, Inc	9,755
3,813	*	Arena Pharmaceuticals, Inc	148,516
8,332	*	Array Biopharma, Inc	118,731
1,100	*	Assembly Biosciences, Inc	24,882
1,590	*	Blueprint Medicines Corp	85,717
4,490	*	Calithera Biosciences, Inc	18,005
5,460	*	CareDx, Inc	137,264
5,039	*	Concert Pharmaceuticals Inc	63,239
1,500	*,e	Corcept Therapeutics, Inc	20,040
1,670	*	CytomX Therapeutics, Inc	25,217
2,720	*	Editas Medicine, Inc	61,880
1,100	*	Enanta Pharmaceuticals, Inc	77,913
10,040	*	Endo International plc	73,292
1,846	*	FibroGen, Inc	85,433
4,570	*	Five Prime Therapeutics, Inc	42,501
2,300	*	Genomic Health, Inc	148,143
3,430	*	Global Blood Therapeutics, Inc	140,802
6,460	*	Halozyme Therapeutics, Inc	94,510
1,600	*	Heron Therapeutics, Inc	41,504
13,640	*	Horizon Pharma plc	266,526
16,060	*	Immunogen, Inc	77,088
1,790	*	Insmed, Inc	23,485
4,544	*	Intersect ENT, Inc	128,050
10,940	*	Invitae Corp	120,996
6,600	*	Iovance Biotherapeutics, Inc	58,410
3,600	*	Karyopharm Therapeutics, Inc	33,732
3,300		Luminex Corp	76,263
1,800	*	Medicines Co	34,452
3,310	*	Medpace Holdings, Inc	175,198
1,770	*	Momenta Pharmaceuticals, Inc	19,541
1,300	*	MyoKardia, Inc	63,518
4,900	*	Natera, Inc	68,404
4,800	*	NeoGenomics, Inc	60,528
4,640		Phibro Animal Health Corp	149,222
1,700	*,e	Portola Pharmaceuticals, Inc	33,184
3,090	*	PTC Therapeutics, Inc	106,049
2,300	*	Puma Biotechnology, Inc	46,805
6,200	*	Radius Health, Inc	102,238
2,700	*	REGENXBIO, Inc	113,265
4,490	*	Retrophin, Inc	101,609
2,210	*	Sangamo Biosciences, Inc	25,371
5,050	*	Spectrum Pharmaceuticals, Inc	44,188

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,594	*	Syneos Health, Inc	$180,774
1,098	*	Ultragenyx Pharmaceutical, Inc	47,741
8,090	*	Vanda Pharmaceuticals, Inc	211,392
6,620	*	Vericel Corp	115,188

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,249,879

REAL ESTATE - 7.9%
5,470		American Assets Trust, Inc	219,730
4,800		Americold Realty Trust	122,592
11,740		CareTrust REIT, Inc	216,720
4,620		Chatham Lodging Trust	81,682
33,150		Cousins Properties, Inc	261,885
14,750		DiamondRock Hospitality Co	133,930
3,560		EastGroup Properties, Inc	326,559
7,760		First Industrial Realty Trust, Inc	223,954
13,580		Geo Group, Inc	267,526
1,500		Innovative Industrial Properties, Inc	68,085
8,210		Monmouth Real Estate Investment Corp (Class A)	101,804
7,280		National Storage Affiliates Trust	192,629
6,160		Newmark Group, Inc	49,403
7,150		Pebblebrook Hotel Trust	202,417
6,766		Potlatch Corp	214,076
9,790		Preferred Apartment Communities, Inc	137,647
2,519		PS Business Parks, Inc	329,989
3,670		Ryman Hospitality Properties	244,752
2,195		Saul Centers, Inc	103,648
8,960		Xenia Hotels & Resorts, Inc	154,112

		TOTAL REAL ESTATE	3,653,140

RETAILING - 3.8%
390		Aaron’s, Inc	16,399
5,690		Abercrombie & Fitch Co (Class A)	114,085
1,900		American Eagle Outfitters, Inc	36,727
5,214	*	At Home Group, Inc	97,293
7,170	*	BJ’s Wholesale Club Holdings, Inc	158,887
6,120	*	Boot Barn Holdings, Inc	104,224
5,200		Caleres, Inc	144,716
720		Children’s Place Retail Stores, Inc	64,865
2,590	*	Etsy, Inc	123,206
3,660	*	Five Below, Inc	374,491
10,100	*	Groupon, Inc	32,320
1,800		Lithia Motors, Inc (Class A)	137,394
6,080	*,e	Lumber Liquidators, Inc	57,882
800	*	Ollie’s Bargain Outlet Holdings, Inc	53,208
300	*	RH	35,946
800	*	Stamps.com, Inc	124,512
5,460	*	Zumiez, Inc	104,668

		TOTAL RETAILING	1,780,823

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
2,595		Cabot Microelectronics Corp	247,433
1,860	*	Ceva, Inc	41,087
3,020		Cohu, Inc	48,531
3,660	*	Diodes, Inc	118,071
1,230		Entegris, Inc	34,311
14,830	*	Lattice Semiconductor Corp	102,624
14,210	*	Rambus, Inc	108,991
5,910	*	Semtech Corp	271,092
2,912	*	Silicon Laboratories, Inc	229,495

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,201,635

SOFTWARE & SERVICES - 7.6%
1,800	*	Appfolio, Inc	106,596

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,380	*	CACI International, Inc (Class A)	$198,761
14,630	*	Cloudera, Inc	161,808
900	*	Cornerstone OnDemand, Inc	45,387
700	*	Coupa Software, Inc	44,002
3,500	*,e	Domo, Inc	68,705
9,821		EVERTEC, Inc	281,863
6,310	*	Five9, Inc	275,873
1,790	*	HubSpot, Inc	225,057
700	*	Imperva, Inc	38,983
3,410		Mantech International Corp (Class A)	178,326
2,140	*	New Relic, Inc	173,276
4,245	*	Paylocity Holding Corp	255,591
1,800	*	Proofpoint, Inc	150,858
380	*	Qualys, Inc	28,401
2,000	*	SendGrid, Inc	86,340
2,120	*	SPS Commerce, Inc	174,646
3,950	*	Tenable Holdings, Inc	87,650
6,900		TiVo Corp	64,929
2,560	*	Trade Desk, Inc	297,114
800	*	Varonis Systems, Inc	42,320
6,790	*	Verint Systems, Inc	287,285
3,690	*	Virtusa Corp	157,157
3,360	*	Workiva, Inc	120,590

		TOTAL SOFTWARE & SERVICES	3,551,518

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
3,600	*,e	Applied Optoelectronics, Inc	55,548
3,186		AVX Corp	48,586
6,999	*	Ciena Corp	237,336
6,680	*	Control4 Corp	117,568
710	*	Electro Scientific Industries, Inc	21,272
25,080	*	Extreme Networks, Inc	152,988
4,860	*	II-VI, Inc	157,756
4,780	*	Insight Enterprises, Inc	194,785
8,860		Kemet Corp	155,404
3,190	*	OSI Systems, Inc	233,827
7,100	*	Sanmina Corp	170,826
3,410		SYNNEX Corp	275,665
850	*	Tech Data Corp	69,538
5,420	*	TTM Technologies, Inc	52,737
22,670	*	Viavi Solutions, Inc	227,834
12,240		Vishay Intertechnology, Inc	220,442

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,392,112

TELECOMMUNICATION SERVICES - 0.6%
31,112	*	Vonage Holdings Corp	271,608

		TOTAL TELECOMMUNICATION SERVICES	271,608

TRANSPORTATION - 2.0%
4,370	*	Air Transport Services Group, Inc	99,680
2,510		Arkansas Best Corp	85,993
9,850	*	Echo Global Logistics, Inc	200,250
3,790	*	Hub Group, Inc (Class A)	140,495
4,627		Skywest, Inc	205,763
7,630		Werner Enterprises, Inc	225,390

		TOTAL TRANSPORTATION	957,571

UTILITIES - 4.1%
8,977		Clearway Energy, Inc (Class A)	151,891
7,570		New Jersey Resources Corp	345,722
4,837		NorthWestern Corp	287,511
4,020		Otter Tail Corp	199,553
1,580		Pattern Energy Group, Inc	29,419

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY			VALUE

4,974		PNM Resources, Inc			$204,382
8,300		Portland General Electric Co			380,555
4,043		Southwest Gas Corp			309,290

		TOTAL UTILITIES			1,908,323

		TOTAL COMMON STOCKS			46,248,925

		(Cost $48,748,848)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.0%

GOVERNMENT AGENCY DEBT - 0.3%
$ 160,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	160,000

		TOTAL GOVERNMENT AGENCY DEBT			160,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
303,146	c	State Street Navigator Securities Lending Government Money Market Portfolio			303,146

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			303,146

		TOTAL SHORT-TERM INVESTMENTS			463,146

		(Cost $463,136)
		TOTAL INVESTMENTS - 100.6% (Cost $49,211,984)			46,712,071
		OTHER ASSETS & LIABILITIES, NET - (0.6)%			(287,317)

		NET ASSETS - 100.0%			$46,424,754

Abbreviation(s):

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $303,730.

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.4%

AUTOMOBILES & COMPONENTS - 0.5%
114		BorgWarner, Inc	$3,960
862		Delphi Automotive plc	53,073
1,191		Harley-Davidson, Inc	40,637
292	*	Modine Manufacturing Co	3,157
28		Tenneco, Inc	767
656	*	Tesla, Inc	218,317

		TOTAL AUTOMOBILES & COMPONENTS	319,911

BANKS - 4.7%
312		Ameris Bancorp	9,881
885		Associated Banc-Corp	17,514
30,027		Bank of America Corp	739,865
131		Bank OZK	2,991
5,872		BB&T Corp	254,375
7,007		Citizens Financial Group, Inc	208,318
1,993		Comerica, Inc	136,899
134		Commerce Bancshares, Inc	7,554
69		Cullen/Frost Bankers, Inc	6,068
590	*	Customers Bancorp, Inc	10,738
246		Federal Agricultural Mortgage Corp (Class C)	14,868
3,032		Fifth Third Bancorp	71,343
425		First Republic Bank	36,933
244		Heritage Financial Corp	7,252
577	*	HomeStreet, Inc	12,250
251		HomeTrust Bancshares, Inc	6,571
11,595		Keycorp	171,374
329		Live Oak Bancshares, Inc	4,872
1,570		M&T Bank Corp	224,714
528	*	MGIC Investment Corp	5,523
314	*	NMI Holdings, Inc	5,605
479		Northfield Bancorp, Inc	6,490
1,023		OFG Bancorp	16,839
145		Old National Bancorp	2,233
417		Opus Bank	8,169
199		PacWest Bancorp	6,623
189		People’s United Financial, Inc	2,727
498		Pinnacle Financial Partners, Inc	22,958
2,981		PNC Financial Services Group, Inc	348,509
476		Popular, Inc	22,477
10,924		Regions Financial Corp	146,163
130		Stock Yards Bancorp, Inc	4,264
297	*	SVB Financial Group	56,406
567	*	The Bancorp, Inc	4,513
538	*	Tristate Capital Holdings, Inc	10,469
50		UMB Financial Corp	3,049
102		United Bankshares, Inc	3,173
107		Webster Financial Corp	5,274
49		Westamerica Bancorporation	2,728
110	*	Western Alliance Bancorp	4,344
290		Zions Bancorporation	11,815

		TOTAL BANKS	2,644,731

CAPITAL GOODS - 6.0%
2,599		3M Co	495,214
200		Air Lease Corp	6,042
155		Argan, Inc	5,865

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

151	*	Astronics Corp	$4,598
519	*	Axon Enterprise, Inc	22,706
999		Barnes Group, Inc	53,566
77		Briggs & Stratton Corp	1,007
716	*	Builders FirstSource, Inc	7,812
2,847		Caterpillar, Inc	361,768
601		Cummins, Inc	80,318
138		Curtiss-Wright Corp	14,093
1,749		Deere & Co	260,898
2,481		Eaton Corp	170,345
799	*	Esterline Technologies Corp	97,039
1,141		Fastenal Co	59,663
674		Fortive Corp	45,603
492		Graco, Inc	20,590
407	*	Herc Holdings, Inc	10,578
372		Hexcel Corp	21,330
2,558		Illinois Tool Works, Inc	324,073
1,052		Ingersoll-Rand plc	95,974
4,137		Johnson Controls International plc	122,662
254	*	KEYW Holding Corp, The	1,699
844		L3 Technologies, Inc	146,569
2,644		Masco Corp	77,311
181	*	Mercury Systems, Inc	8,559
44	*	Meritor, Inc	744
1,438		PACCAR, Inc	82,167
600		Parker-Hannifin Corp	89,484
1,590	*,e	Plug Power, Inc	1,972
1,029	*	Quanta Services, Inc	30,973
538		Rockwell Automation, Inc	80,958
549		Roper Industries, Inc	146,319
339	*	Sensata Technologies Holding plc	15,201
85		Snap-On, Inc	12,350
1,173		Spirit Aerosystems Holdings, Inc (Class A)	84,562
79		Stanley Works	9,459
717	*	Teledyne Technologies, Inc	148,469
233	*	Titan Machinery, Inc	3,064
298	*	United Rentals, Inc	30,554
141	*	Veritiv Corp	3,521
194		W.W. Grainger, Inc	54,778
913	*	Wesco Aircraft Holdings, Inc	7,213
212		Woodward Governor Co	15,749
433		Xylem, Inc	28,890

		TOTAL CAPITAL GOODS	3,362,309

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
590		ACCO Brands Corp	4,000
122	*	Cimpress NV	12,617
4,161	*	Copart, Inc	198,813
20		Deluxe Corp	769
236		Exponent, Inc	11,968
112		Heidrick & Struggles International, Inc	3,493
274	*	Huron Consulting Group, Inc	14,059
4,051	*	IHS Markit Ltd	194,326
148		Insperity, Inc	13,817
220		Manpower, Inc	14,256
1,064		Robert Half International, Inc	60,861
93		RR Donnelley & Sons Co	368
730	*,e	Team, Inc	10,695
1,832		TransUnion	104,058

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	644,100

CONSUMER DURABLES & APPAREL - 1.4%
200		Callaway Golf Co	3,060
354	*	Century Communities, Inc	6,110

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

10		Columbia Sportswear Co	$841
14	*	Deckers Outdoor Corp	1,791
886	*	Fossil Group, Inc	13,937
306	*	Green Brick Partners, Inc	2,215
616		Hanesbrands, Inc	7,718
13		Hasbro, Inc	1,056
200	*,e	iRobot Corp	16,748
399		Lennar Corp (Class A)	15,621
69	*,e	LGI Homes, Inc	3,120
169	*	Lululemon Athletica, Inc	20,552
931	*	Mattel, Inc	9,301
72	*	Meritage Homes Corp	2,644
255	*	Mohawk Industries, Inc	29,825
200		Movado Group, Inc	6,324
2,264		Newell Rubbermaid, Inc	42,088
6,390		Nike, Inc (Class B)	473,755
2		Tupperware Corp	63
841	*	Under Armour, Inc	13,599
1,121	*	Under Armour, Inc (Class A)	19,808
1,190		VF Corp	84,895
105		Whirlpool Corp	11,221

		TOTAL CONSUMER DURABLES & APPAREL	786,292

CONSUMER SERVICES - 2.3%
506		ARAMARK Holdings Corp	14,659
356		Carriage Services, Inc	5,518
78	*	Chipotle Mexican Grill, Inc (Class A)	33,680
424		Choice Hotels International, Inc	30,350
659		Darden Restaurants, Inc	65,808
13		DineEquity, Inc	875
175	*	El Pollo Loco Holdings, Inc	2,655
282	*	frontdoor, Inc	7,504
2,182		Hilton Worldwide Holdings, Inc	156,667
535	*	Houghton Mifflin Harcourt Co	4,740
2,806		Marriott International, Inc (Class A)	304,619
907	*	Norwegian Cruise Line Holdings Ltd	38,448
1,008		Royal Caribbean Cruises Ltd	98,572
304		Service Corp International	12,239
564	*	ServiceMaster Global Holdings, Inc	20,721
7,017		Starbucks Corp	451,895
123		Vail Resorts, Inc	25,931

		TOTAL CONSUMER SERVICES	1,274,881

DIVERSIFIED FINANCIALS - 6.3%
879		Ally Financial, Inc	19,918
4,130		American Express Co	393,672
541		Ameriprise Financial, Inc	56,464
6,213		Bank of New York Mellon Corp	292,446
792		BlackRock, Inc	311,113
3,090		Capital One Financial Corp	233,573
6,934		Charles Schwab Corp	287,969
2,131		CME Group, Inc	400,884
3,243		Discover Financial Services	191,272
78		Factset Research Systems, Inc	15,610
1,515		Franklin Resources, Inc	44,935
221	*	Green Dot Corp	17,574
2,613		Invesco Ltd	43,742
566		Legg Mason, Inc	14,439
604		Moody’s Corp	84,584
7,701		Morgan Stanley	305,345
2,135		Northern Trust Corp	178,465
1,162	*	On Deck Capital, Inc	6,856
1,934		S&P Global, Inc	328,664
2,223		State Street Corp	140,204

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

885		T Rowe Price Group, Inc	$81,703
1,229		TD Ameritrade Holding Corp	60,172
131		Voya Financial, Inc	5,258

		TOTAL DIVERSIFIED FINANCIALS	3,514,862

ENERGY - 4.7%
2,382	*	Antero Resources Corp	22,367
1,431		Apache Corp	37,564
49		Archrock, Inc	367
2,780		Baker Hughes a GE Co	59,770
388	*	Bonanza Creek Energy, Inc	8,020
1,014	*	California Resources Corp	17,279
1,609	*	Cheniere Energy, Inc	95,237
255		Cimarex Energy Co	15,721
6,779		ConocoPhillips	422,670
441	*,e	Covia Holdings Corp	1,508
170		Delek US Holdings, Inc	5,527
10,026	*	Denbury Resources, Inc	17,144
2,704		Devon Energy Corp	60,948
950		EQT Corp	17,945
374	*	Exterran Corp	6,620
777	*	Forum Energy Technologies, Inc	3,209
484		Green Plains Renewable Energy, Inc	6,345
1,309	*	Helix Energy Solutions Group, Inc	7,082
1,422		Hess Corp	57,591
20,579		Kinder Morgan, Inc	316,505
4,723		Marathon Oil Corp	67,728
22	*	Matrix Service Co	395
1,290	*	McDermott International, Inc	8,437
3,642		National Oilwell Varco, Inc	93,599
204	*	Natural Gas Services Group, Inc	3,354
555	*	Newpark Resources, Inc	3,813
2,029		Noble Energy, Inc	38,064
1,018	*	Oasis Petroleum, Inc	5,630
5,256		Occidental Petroleum Corp	322,613
4	*	Oceaneering International, Inc	48
2	*	Oil States International, Inc	29
2,755		Oneok, Inc	148,632
172		PBF Energy, Inc	5,619
866		Pioneer Natural Resources Co	113,896
679	*	Renewable Energy Group, Inc	17,450
8,128		Schlumberger Ltd	293,258
16		SM Energy Co	248
2,403	*	Southwestern Energy Co	8,194
2,933	*	Superior Energy Services	9,826
1,777	*	Tetra Technologies, Inc	2,985
243	*,e	Tidewater, Inc	4,649
987	*	Unit Corp	14,094
259	e	US Silica Holdings Inc	2,637
3,452		Valero Energy Corp	258,796
1,480		Williams Cos, Inc	32,634
388		World Fuel Services Corp	8,307

		TOTAL ENERGY	2,644,354

FOOD & STAPLES RETAILING - 0.6%
626		Casey’s General Stores, Inc	80,216
467	*	Chefs’ Warehouse Holdings, Inc	14,935
142		Pricesmart, Inc	8,392
358		Spartan Stores, Inc	6,150
2,120	*	Sprouts Farmers Market, Inc	49,841
954	*	United Natural Foods, Inc	10,103
4,359	*	US Foods Holding Corp	137,919

		TOTAL FOOD & STAPLES RETAILING	307,556

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 3.7%
430		Bunge Ltd	$22,979
1,318		Campbell Soup Co	43,481
13,819		Coca-Cola Co	654,330
3,975		General Mills, Inc	154,787
1,482		Hormel Foods Corp	63,252
2,128		Kellogg Co	121,317
122		McCormick & Co, Inc	16,987
9,639		Mondelez International, Inc	385,849
5,470		PepsiCo, Inc	604,325

		TOTAL FOOD, BEVERAGE & TOBACCO	2,067,307

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
323	*	Abiomed, Inc	104,988
390	*	Acadia Healthcare Co, Inc	10,027
611	*	Accuray, Inc	2,084
741	*	Align Technology, Inc	155,188
358	*	Amedisys, Inc	41,925
389	*	AMN Healthcare Services, Inc	22,041
863	*	Angiodynamics, Inc	17,372
551	*	athenahealth, Inc	72,693
633	*	AtriCure, Inc	19,370
1,764		Becton Dickinson & Co	397,464
61	*	BioTelemetry, Inc	3,643
386	*	Brookdale Senior Living, Inc	2,586
650	*	Capital Senior Living Corp	4,420
2,583		Cardinal Health, Inc	115,202
1,907	*	Centene Corp	219,877
1,952	*	Cerner Corp	102,363
1,662	*	Cerus Corp	8,426
16		Cigna Corp	3,039
327	*	Civitas Solutions, Inc	5,726
270		Computer Programs & Systems, Inc	6,777
193		Cooper Cos, Inc	49,118
2,896		CVS Health Corp	189,746
791		Dentsply Sirona, Inc	29,433
1,347	*	Edwards Lifesciences Corp	206,320
1,269	*	GenMark Diagnostics, Inc	6,167
178	*	Glaukos Corp	9,998
31	*	Haemonetics Corp	3,102
1,941		HCA Holdings, Inc	241,557
294	*	Henry Schein, Inc	23,085
84	*	HMS Holdings Corp	2,363
1,250	*	Hologic, Inc	51,375
1,125		Humana, Inc	322,290
601	*	IDEXX Laboratories, Inc	111,798
257	*	Integer Holding Corp	19,599
661	*	Laboratory Corp of America Holdings	83,524
166		LeMaitre Vascular, Inc	3,924
362	*	LHC Group, Inc	33,985
85	*	LivaNova plc	7,775
162	*	Magellan Health Services, Inc	9,216
59	*	Medidata Solutions, Inc	3,978
356	*	Merit Medical Systems, Inc	19,868
645	*	Omnicell, Inc	39,500
1,080	*	OraSure Technologies, Inc	12,614
61		Owens & Minor, Inc	386
324	*	Premier, Inc	12,101
290	*	Providence Service Corp	17,406
269		Quest Diagnostics, Inc	22,400
545		Resmed, Inc	62,059
126	*	Staar Surgical Co	4,021
391	*,e	Surgery Partners, Inc	3,828
330	*	Tactile Systems Technology, Inc	15,031

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

728	*	Teladoc, Inc	$36,087
515	*	Tivity Health, Inc	12,777
571	*	Triple-S Management Corp (Class B)	9,930
2,971		UnitedHealth Group, Inc	740,136
179		US Physical Therapy, Inc	18,321
158	*	Varian Medical Systems, Inc	17,903
552	*	Vocera Communications, Inc	21,721

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	3,789,653

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
5		Clorox Co	771
4,305		Colgate-Palmolive Co	256,234
953		Estee Lauder Cos (Class A)	123,985
864		Kimberly-Clark Corp	98,444
8,393		Procter & Gamble Co	771,484

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,250,918

INSURANCE - 3.8%
965		Allstate Corp	79,738
7,504		American International Group, Inc	295,733
497		Aspen Insurance Holdings Ltd	20,869
3,084		Chubb Ltd	398,391
2,720		Loews Corp	123,814
3,846		Marsh & McLennan Cos, Inc	306,719
1,069		Principal Financial Group	47,218
5,139		Progressive Corp	310,036
3,377		Prudential Financial, Inc	275,394
2,224		Travelers Cos, Inc	266,324

		TOTAL INSURANCE	2,124,236

MATERIALS - 3.1%
1,619		Air Products & Chemicals, Inc	259,121
47		Aptargroup, Inc	4,421
1,098		Ball Corp	50,486
6		Bemis Co, Inc	275
432		Celanese Corp (Series A)	38,867
483	*	Century Aluminum Co	3,531
295	*	Clearwater Paper Corp	7,189
749		Commercial Metals Co	11,999
2,326		Ecolab, Inc	342,736
288		H.B. Fuller Co	12,289
72		International Flavors & Fragrances, Inc	9,667
1,738		International Paper Co	70,146
2,246		Linde plc	350,466
678		Louisiana-Pacific Corp	15,065
20		Martin Marietta Materials, Inc	3,437
281		Minerals Technologies, Inc	14,427
1,894		Mosaic Co	55,324
2,234		Newmont Mining Corp	77,408
3,363		Nucor Corp	174,237
58		Reliance Steel & Aluminum Co	4,128
942		Royal Gold, Inc	80,682
157		Sealed Air Corp	5,470
392	*	Summit Materials, Inc	4,861
107		Trinseo S.A.	4,898
195	*	US Concrete, Inc	6,880
452		Vulcan Materials Co	44,658
1,435		WestRock Co	54,186

		TOTAL MATERIALS	1,706,854

MEDIA & ENTERTAINMENT - 4.9%
634	*	Alphabet, Inc (Class A)	662,505
661	*	Alphabet, Inc (Class C)	684,538

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

156		Cinemark Holdings, Inc	$5,585
1,162		Clear Channel Outdoor Holdings, Inc (Class A)	6,031
2,993	*	Discovery, Inc (Class A)	74,047
3,550	*	Discovery, Inc (Class C)	81,934
1,519		Entravision Communications Corp (Class A)	4,420
1,552	*	Gray Television, Inc	22,876
398		Interpublic Group of Cos, Inc	8,211
83		John Wiley & Sons, Inc (Class A)	3,899
2,043	*	Liberty Broadband Corp (Class C)	147,157
675	*	Live Nation, Inc	33,244
1,879	*	NetFlix, Inc	502,933
1,293		New York Times Co (Class A)	28,821
1,742		Omnicom Group, Inc	127,584
2,998	*	Pandora Media, Inc	24,254
610		Sinclair Broadcast Group, Inc (Class A)	16,067
33,102	e	Sirius XM Holdings, Inc	189,012
106		Tribune Co	4,810
1,239	*	TripAdvisor, Inc	66,832
402		World Wrestling Entertainment, Inc (Class A)	30,037

		TOTAL MEDIA & ENTERTAINMENT	2,724,797

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.6%
4,427		AbbVie, Inc	408,125
907	*	Acadia Pharmaceuticals, Inc	14,666
157	*	Acceleron Pharma, Inc	6,837
120	*	Acorda Therapeutics, Inc	1,870
2,616		Agilent Technologies, Inc	176,475
244	*	Agios Pharmaceuticals, Inc	11,251
1,264	*	Akorn, Inc	4,285
2,834		Amgen, Inc	551,695
744	*	Bellicum Pharmaceuticals, Inc	2,173
1,565	*	BioCryst Pharmaceuticals, Inc	12,630
934	*	Biogen Idec, Inc	281,059
773	*	BioMarin Pharmaceutical, Inc	65,821
156	*	Bluebird Bio, Inc	15,475
7,021		Bristol-Myers Squibb Co	364,951
3,262	*	Celgene Corp	209,062
729	*	Coherus Biosciences, Inc	6,598
225	*	Collegium Pharmaceutical, Inc	3,863
4,451		Eli Lilly & Co	515,070
70	*,e	Esperion Thereapeutics, Inc	3,220
492	*	FibroGen, Inc	22,770
4,732		Gilead Sciences, Inc	295,987
186	*	Halozyme Therapeutics, Inc	2,721
682	*	Illumina, Inc	204,552
343	*	Inovio Pharmaceuticals, Inc	1,372
335	*	Intersect ENT, Inc	9,440
116	*	Intra-Cellular Therapies, Inc	1,321
715	*	Iovance Biotherapeutics, Inc	6,328
947	*	IQVIA Holdings, Inc	110,013
80	*	Mettler-Toledo International, Inc	45,246
789	*	Nektar Therapeutics	25,934
1,079	*	Opko Health, Inc	3,248
1,704	*	Progenics Pharmaceuticals, Inc	7,157
281	*	Prothena Corp plc	2,894
89	*	Sage Therapeutics, Inc	8,525
656	*	Sangamo Biosciences, Inc	7,531
278	*	Sarepta Therapeutics, Inc	30,338
9,373		Schering-Plough Corp	716,191
69	*	Spark Therapeutics, Inc	2,701
204	*,e	TESARO, Inc	15,147
527	*,e	Theravance Biopharma, Inc	13,486
327	*	Ultragenyx Pharmaceutical, Inc	14,218
1,209	*	Vertex Pharmaceuticals, Inc	200,343

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

272	*	Waters Corp	$51,313
3,978		Zoetis, Inc	340,278

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,794,180

REAL ESTATE - 3.7%
203	*,e	Altisource Portfolio Solutions S.A.	4,565
455		American Campus Communities, Inc	18,832
2,700		American Tower Corp	427,113
1,054		Boston Properties, Inc	118,628
511		CatchMark Timber Trust Inc	3,628
1,526	*	CBRE Group, Inc	61,101
339		Coresite Realty	29,571
78		Digital Realty Trust, Inc	8,311
165		Douglas Emmett, Inc	5,631
1,428		Duke Realty Corp	36,985
581		Easterly Government Properties, Inc	9,110
603		Equinix, Inc	212,594
997		First Industrial Realty Trust, Inc	28,773
3,362		HCP, Inc	93,901
2,800		Host Marriott Corp	46,676
504	*	Howard Hughes Corp	49,200
1,339		Iron Mountain, Inc	43,397
903		iStar Financial, Inc	8,280
32		Jones Lang LaSalle, Inc	4,051
14		Kilroy Realty Corp	880
325		Liberty Property Trust	13,611
642		NorthStar Realty Europe Corp	9,335
5,300		Prologis, Inc	311,216
296		QTS Realty Trust, Inc	10,967
129		Realogy Holdings Corp	1,894
110		RMR Group, Inc	5,839
786	*	SBA Communications Corp	127,246
91		Senior Housing Properties Trust	1,067
760		Tier REIT, Inc	15,679
924		UDR, Inc	36,609
17		Washington REIT	391
3,419		Welltower, Inc	237,313
2,602		Weyerhaeuser Co	56,880

		TOTAL REAL ESTATE	2,039,274

RETAILING - 5.2%
77		Aaron’s, Inc	3,238
366		Advance Auto Parts, Inc	57,630
1,012		Best Buy Co, Inc	53,596
248	*	Booking Holdings, Inc	427,160
785	*	CarMax, Inc	49,243
1,291	*	Etsy, Inc	61,413
2,323		Expedia, Inc	261,686
44	*	Five Below, Inc	4,502
1,834		Gap, Inc	47,244
202	*	Genesco, Inc	8,949
259	*,e	GNC Holdings, Inc	614
9,910	*	Groupon, Inc	31,712
345	*	Hibbett Sports, Inc	4,933
3,937		Home Depot, Inc	676,455
1,655		Kohl’s Corp	109,793
91	*,e	Lands’ End, Inc	1,293
1,082	*	LKQ Corp	25,676
4,400		Lowe’s Companies, Inc	406,384
535		Nordstrom, Inc	24,936
1,231		Nutri/System, Inc	54,016
125		Office Depot, Inc	322
1,613	*	Quotient Technology, Inc	17,227
390	*	Rent-A-Center, Inc	6,314

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,468		Ross Stores, Inc	$205,338
149		Shoe Carnival, Inc	4,993
1,193	*	Shutterfly, Inc	48,030
1,153		Target Corp	76,202
194		Tiffany & Co	15,619
1,800		TJX Companies, Inc	80,532
202		Tractor Supply Co	16,855
316	*	Ulta Beauty, Inc	77,369
435	e	Williams-Sonoma, Inc	21,946
56		Winmark Corp	8,904

		TOTAL RETAILING	2,890,124

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
5,713		Applied Materials, Inc	187,044
149	*	Cirrus Logic, Inc	4,944
207	*	First Solar, Inc	8,788
243	*	Integrated Device Technology, Inc	11,768
14,248		Intel Corp	668,659
804		Lam Research Corp	109,481
2,044		NVIDIA Corp	272,874
4,677		Texas Instruments, Inc	441,976

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,705,534

SOFTWARE & SERVICES - 11.3%
3,178		Accenture plc	448,130
1,435	*	Adobe, Inc	324,654
1,686	*	Autodesk, Inc	216,837
634	*	Benefitfocus, Inc	28,987
4,365	*	Black Knight, Inc	196,687
366		Blackbaud, Inc	23,021
3,936		Booz Allen Hamilton Holding Co	177,396
1,656	*	Cadence Design Systems, Inc	72,003
4,496	*	Conduent, Inc	47,793
790		CSG Systems International, Inc	25,098
397	*,e	Ellie Mae, Inc	24,944
695	*	ExlService Holdings, Inc	36,571
54	*	Fair Isaac Corp	10,098
4,249		International Business Machines Corp	482,984
1,855		Intuit, Inc	365,157
2,985	*	Limelight Networks, Inc	6,985
986		LogMeIn, Inc	80,428
18,808	d	Microsoft Corp	1,910,329
860	*	MINDBODY, Inc	31,304
953	*	New Relic, Inc	77,164
885	*	Nutanix, Inc	36,807
496	*	OneSpan, Inc	6,423
11,697		Oracle Corp	528,119
231	*	Paycom Software, Inc	28,286
55	*	Paylocity Holding Corp	3,312
194	*	Perficient, Inc	4,318
417	*	Qualys, Inc	31,167
733	*	Rapid7, Inc	22,840
1,109	*	RingCentral, Inc	91,426
3,560	*	salesforce.com, Inc	487,613
727		Science Applications International Corp	46,310
659	*	SPS Commerce, Inc	54,288
977	*	Sykes Enterprises, Inc	24,161
356	*	Tableau Software, Inc	42,720
2,401	*	Teradata Corp	92,102
663		TiVo Corp	6,239
2,655		Travelport Worldwide Ltd	41,471
130		TTEC Holdings, Inc	3,714
771	*	Twilio, Inc	68,850
166	*	Ultimate Software Group, Inc	40,648

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

533	*	Virtusa Corp	$22,701
406	*	Zendesk, Inc	23,698

		TOTAL SOFTWARE & SERVICES	6,293,783

TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
130	*	Anixter International, Inc	7,060
11,196		Apple, Inc	1,766,057
41		Belden CDT, Inc	1,713
1,563		Benchmark Electronics, Inc	33,104
16,094		Cisco Systems, Inc	697,353
27	*	Coherent, Inc	2,854
622	*	Cray, Inc	13,429
413		CTS Corp	10,693
483		Daktronics, Inc	3,574
1,665		Dolby Laboratories, Inc (Class A)	102,964
841	*	Fabrinet	43,152
257	*	FARO Technologies, Inc	10,444
709	*	Finisar Corp	15,314
13,019		Hewlett Packard Enterprise Co	171,981
14,545		HP, Inc	297,591
117	*	Insight Enterprises, Inc	4,768
43		InterDigital, Inc	2,856
440	*	Itron, Inc	20,808
1,058		Kemet Corp	18,557
78	*	Keysight Technologies, Inc	4,842
532	*	Kimball Electronics, Inc	8,241
286		Littelfuse, Inc	49,043
77	*	Lumentum Holdings, Inc	3,235
892		Motorola, Inc	102,616
1,811		National Instruments Corp	82,183
233	*	Novanta, Inc	14,679
18		Plantronics, Inc	596
282	*	Plexus Corp	14,405
228	*	Rogers Corp	22,586
160		SYNNEX Corp	12,934
773	*	Tech Data Corp	63,239
1,213	*	TTM Technologies, Inc	11,802
1,315		Vishay Intertechnology, Inc	23,683

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	3,638,356

TELECOMMUNICATION SERVICES - 1.6%
263	*	Boingo Wireless, Inc	5,410
9,634		CenturyLink, Inc	145,955
782	*	Cincinnati Bell, Inc	6,084
275		Cogent Communications Group, Inc	12,433
1,171		Consolidated Communications Holdings, Inc	11,570
2,436	*	Iridium Communications, Inc	44,944
1,351	*	Orbcomm, Inc	11,159
21,764	*	Sprint Corp	126,667
7,996		Verizon Communications, Inc	449,535
4,855	*	Vonage Holdings Corp	42,384
3,204	*	Zayo Group Holdings, Inc	73,179

		TOTAL TELECOMMUNICATION SERVICES	929,320

TRANSPORTATION - 2.6%
6		CH Robinson Worldwide, Inc	505
3,327		CSX Corp	206,706
2,878		Delta Air Lines, Inc	143,612
299	*	Hertz Global Holdings, Inc	4,081
1,005		Norfolk Southern Corp	150,288
6		Ryder System, Inc	289
3,152		Southwest Airlines Co	146,505

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

3,074		Union Pacific Corp			$424,919
3,789		United Parcel Service, Inc (Class B)			369,541

		TOTAL TRANSPORTATION			1,446,446

UTILITIES - 3.7%
3,952		American Electric Power Co, Inc			295,372
140		American Water Works Co, Inc			12,708
19		Avista Corp			807
3,041		Consolidated Edison, Inc			232,515
4,969		Dominion Resources, Inc			355,085
1,306		Edison International			74,142
2,470		Eversource Energy			160,649
3		Pinnacle West Capital Corp			255
2,215		Public Service Enterprise Group, Inc			115,291
1,863		Sempra Energy			201,558
579		South Jersey Industries, Inc			16,096
7,180		Southern Co			315,346
1,977		WEC Energy Group, Inc			136,927
3,128		Xcel Energy, Inc			154,116

		TOTAL UTILITIES			2,070,867

		TOTAL COMMON STOCKS			54,970,645

		(Cost $42,107,992)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.1%

GOVERNMENT AGENCY DEBT - 1.5%
$ 860,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	860,000

		TOTAL GOVERNMENT AGENCY DEBT			860,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
325,548	c	State Street Navigator Securities Lending Government Money Market Portfolio			325,548

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			325,548

		TOTAL SHORT-TERM INVESTMENTS			1,185,548

		(Cost $1,185,496)
		TOTAL INVESTMENTS - 100.5% (Cost $43,293,488)			56,156,193
		OTHER ASSETS & LIABILITIES, NET - (0.5)%			(315,383)

		NET ASSETS - 100.0%			$55,840,810

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $313,300.

Futures contracts outstanding as of December 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	7	03/15/19	$901,973	$876,820	$(25,153)

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.0%

AUTOMOBILES & COMPONENTS - 0.7%
1,634		Adient plc	$24,608
1,752	*	American Axle & Manufacturing Holdings, Inc	19,447
3,646		BorgWarner, Inc	126,662
828		Cooper Tire & Rubber Co	26,769
274	*	Cooper-Standard Holding, Inc	17,021
2,264		Dana Holding Corp	30,858
4,457		Delphi Automotive plc	274,418
407	*	Dorman Products, Inc	36,638
64,435		Ford Motor Co	492,928
545	*	Fox Factory Holding Corp	32,084
1,229	*,e	Garrett Motion, Inc	15,166
21,821		General Motors Co	729,912
4,430		Gentex Corp	89,530
573	*	Gentherm, Inc	22,909
3,947		Goodyear Tire & Rubber Co	80,558
2,737		Harley-Davidson, Inc	93,386
377		LCI Industries, Inc	25,184
1,077		Lear Corp	132,320
772	*	Modine Manufacturing Co	8,345
292	*	Motorcar Parts of America, Inc	4,859
209	*	Shiloh Industries, Inc	1,219
514		Spartan Motors, Inc	3,716
330		Standard Motor Products, Inc	15,982
449	*	Stoneridge, Inc	11,068
383		Superior Industries International, Inc	1,842
995		Tenneco, Inc	27,253
2,256	*	Tesla, Inc	750,797
841		Thor Industries, Inc	43,732
321		Tower International, Inc	7,640
496	*	Visteon Corp	29,899
486		Winnebago Industries, Inc	11,766

		TOTAL AUTOMOBILES & COMPONENTS	3,188,516

BANKS - 5.9%
184		1st Constitution Bancorp	3,667
254		1st Source Corp	10,246
233		Access National Corp	4,970
95		ACNB Corp	3,729
166	*	Allegiance Bancshares, Inc	5,373
197		Amalgamated Bank	3,841
127		American National Bankshares, Inc	3,722
563		Ameris Bancorp	17,830
129		Ames National Corp	3,279
179		Arrow Financial Corp	5,732
2,719		Associated Banc-Corp	53,809
318	*	Atlantic Capital Bancshares, Inc	5,206
945	*	Axos Financial, Inc	23,795
697		Banc of California, Inc	9,277
260		Bancfirst Corp	12,974
1,326		BancorpSouth Bank	34,662
153,546		Bank of America Corp	3,783,373
254		Bank of Commerce Holdings	2,784
677		Bank of Hawaii Corp	45,576
174		Bank of Marin Bancorp	7,176
838		Bank of NT Butterfield & Son Ltd	26,271
130		Bank of Princeton	3,627

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,233		Bank OZK	$50,979
238		BankFinancial Corp	3,558
1,888		BankUnited	56,527
81		Bankwell Financial Group, Inc	2,326
511		Banner Corp	27,328
219		Bar Harbor Bankshares	4,912
163	*	Baycom Corp	3,764
13,027		BB&T Corp	564,330
152		BCB Bancorp, Inc	1,591
1,199		Beneficial Bancorp, Inc	17,134
557		Berkshire Hills Bancorp, Inc	15,022
400		Blue Hills Bancorp, Inc	8,536
520		BOK Financial Corp	38,132
1,073		Boston Private Financial Holdings, Inc	11,342
287		Bridge Bancorp, Inc	7,316
385	*	Bridgewater Bancshares, Inc	4,062
1,046		Brookline Bancorp, Inc	14,456
253		Bryn Mawr Bank Corp	8,703
124	*	BSB Bancorp, Inc	3,479
147		Business First Bancshares, Inc	3,562
120	*	Byline Bancorp, Inc	1,999
283		C&F Financial Corp	15,058
694		Cadence BanCorp	11,645
59		Cambridge Bancorp	4,912
238		Camden National Corp	8,561
156		Capital City Bank Group, Inc	3,621
2,332		Capitol Federal Financial	29,780
128		Capstar Financial Holdings, Inc	1,885
222		Carolina Financial Corp	6,569
1,496		Cathay General Bancorp	50,161
287		CBTX, Inc	8,438
1,466		Centerstate Banks of Florida, Inc	30,845
470		Central Pacific Financial Corp	11,444
161		Central Valley Community Bancorp	3,038
47		Century Bancorp, Inc	3,183
1,211		Chemical Financial Corp	44,335
46		Chemung Financial Corp	1,900
2,128		CIT Group, Inc	81,439
41,008		Citigroup, Inc	2,134,877
167		Citizens & Northern Corp	4,414
7,995		Citizens Financial Group, Inc	237,691
236		City Holding Co	15,951
157		Civista Bancshares, Inc	2,735
226		CNB Financial Corp	5,187
133		Codorus Valley Bancorp, Inc	2,826
1,129		Columbia Banking System, Inc	40,971
735	*	Columbia Financial, Inc	11,238
2,897		Comerica, Inc	198,995
1,675		Commerce Bancshares, Inc	94,420
102		Commerce Union Bancshares, Inc	2,350
763		Community Bank System, Inc	44,483
338	*	Community Bankers Trust Corp	2,440
61		Community Financial Corp	1,784
238		Community Trust Bancorp, Inc	9,427
422		ConnectOne Bancorp, Inc	7,794
77		County Bancorp, Inc	1,337
938		Cullen/Frost Bankers, Inc	82,488
438	*	Customers Bancorp, Inc	7,972
1,534		CVB Financial Corp	31,033
500		Dime Community Bancshares	8,490
638	*	Eagle Bancorp, Inc	31,077
2,453		East West Bancorp, Inc	106,779
100	*	Entegra Financial Corp	2,075
147		Enterprise Bancorp, Inc	4,728
347		Enterprise Financial Services Corp	13,058

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

161	*	Equity Bancshares, Inc	$5,675
578	*	Esquire Financial Holdings, Inc	12,543
127		ESSA Bancorp, Inc	1,982
1,561	*	Essent Group Ltd	53,355
384		Evans Bancorp, Inc	12,484
144		Farmers & Merchants Bancorp, Inc	5,543
378		Farmers National Banc Corp	4,816
362		FB Financial Corp	12,677
661	*	FCB Financial Holdings, Inc	22,196
139		Federal Agricultural Mortgage Corp (Class C)	8,401
44	e	Fidelity D&D Bancorp, Inc	2,824
321		Fidelity Southern Corp	8,352
11,286		Fifth Third Bancorp	265,560
202		Financial Institutions, Inc	5,191
440		First Bancorp (NC)	14,370
3,399		First Bancorp (Puerto Rico)	29,231
162		First Bancorp, Inc	4,261
130		First Bancshares, Inc	3,933
354		First Bank	4,290
586		First Busey Corp	14,380
266		First Business Financial Services, Inc	5,190
117		First Choice Bancorp	2,644
136		First Citizens Bancshares, Inc (Class A)	51,279
1,371		First Commonwealth Financial Corp	16,562
242		First Community Bancshares, Inc	7,618
593		First Community Corp	11,522
312		First Defiance Financial Corp	7,647
1,384		First Financial Bancorp	32,828
987		First Financial Bankshares, Inc	56,940
188		First Financial Corp	7,548
130		First Financial Northwest, Inc	2,011
445	*	First Foundation, Inc	5,723
64	e	First Guaranty Bancshares, Inc	1,485
1,717		First Hawaiian, Inc	38,650
5,859		First Horizon National Corp	77,104
85		First Internet Bancorp	1,737
744		First Interstate Bancsystem, Inc	27,201
960		First Merchants Corp	32,899
93		First Mid-Illinois Bancshares, Inc	2,969
1,595		First Midwest Bancorp, Inc	31,597
158		First Northwest Bancorp	2,343
321		First of Long Island Corp	6,404
2,649		First Republic Bank	230,198
610	*	Flagstar Bancorp, Inc	16,104
358		Flushing Financial Corp	7,708
5,725		FNB Corp	56,334
206	*	Franklin Financial Network, Inc	5,432
247		FS Bancorp, Inc	10,591
2,673		Fulton Financial Corp	41,378
325		German American Bancorp, Inc	9,025
1,494		Glacier Bancorp, Inc	59,192
161		Great Southern Bancorp, Inc	7,411
849		Great Western Bancorp, Inc	26,531
335		Green Bancorp, Inc	5,742
45		Greene County Bancorp, Inc	1,400
365		Guaranty Bancorp	7,574
26		Guaranty Bancshares, Inc	775
1,541		Hancock Holding Co	53,396
484		Hanmi Financial Corp	9,535
200	*	HarborOne Bancorp, Inc	3,178
429		Heartland Financial USA, Inc	18,855
553		Heritage Commerce Corp	6,271
460		Heritage Financial Corp	13,671
1,168		Hilltop Holdings, Inc	20,825
22		Hingham Institution for Savings	4,350

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

89		Home Bancorp, Inc	$3,151
2,960		Home Bancshares, Inc	48,366
314	*	HomeStreet, Inc	6,666
265		HomeTrust Bancshares, Inc	6,938
1,956		Hope Bancorp, Inc	23,198
501		Horizon Bancorp	7,906
129	*	Howard Bancorp, Inc	1,845
18,430		Huntington Bancshares, Inc	219,686
909		IBERIABANK Corp	58,431
171	*,e	Impac Mortgage Holdings, Inc	646
399		Independent Bank Corp (MA)	28,054
308		Independent Bank Corp (MI)	6,474
324		Independent Bank Group, Inc	14,829
843		International Bancshares Corp	28,999
120		Investar Holding Corp	2,976
4,402		Investors Bancorp, Inc	45,781
55,545		JPMorgan Chase & Co	5,422,303
2,079		Kearny Financial Corp	26,653
17,530		Keycorp	259,093
584		Lakeland Bancorp, Inc	8,649
525		Lakeland Financial Corp	21,084
141		LCNB Corp	2,136
693		LegacyTexas Financial Group, Inc	22,238
125	*,e	LendingTree, Inc	27,446
85		Level One Bancorp, Inc	1,907
310		Live Oak Bancshares, Inc	4,591
341		Luther Burbank Corp	3,076
2,442		M&T Bank Corp	349,523
400		Macatawa Bank Corp	3,848
101	*	Malvern Bancorp, Inc	1,993
1,317		MB Financial, Inc	52,193
283		MBT Financial Corp	2,632
226		Mercantile Bank Corp	6,387
155		Merchants Bancorp	3,094
856		Meridian Bancorp, Inc	12,258
369		Meta Financial Group, Inc	7,155
101	*	Metropolitan Bank Holding Corp	3,116
7,025	*	MGIC Investment Corp	73,482
324		Middlefield Banc Corp	13,747
324		Midland States Bancorp, Inc	7,238
1,202		Midsouth Bancorp, Inc	12,741
169		MidWestOne Financial Group, Inc	4,196
799	*	Mr Cooper Group, Inc	9,324
101		MutualFirst Financial, Inc	2,684
142		MVB Financial Corp	2,562
535		National Bank Holdings Corp	16,515
109		National Bankshares, Inc	3,971
164	*	National Commerce Corp	5,904
669		NBT Bancorp, Inc	23,141
8,219		New York Community Bancorp, Inc	77,341
140	*	Nicolet Bankshares, Inc	6,832
1,790	*	NMI Holdings, Inc	31,952
115		Northeast Bancorp	1,924
643		Northfield Bancorp, Inc	8,713
104		Northrim BanCorp, Inc	3,418
1,478		Northwest Bancshares, Inc	25,037
64		Norwood Financial Corp	2,112
115		Oak Valley Bancorp	2,105
714		OceanFirst Financial Corp	16,072
596		OFG Bancorp	9,810
68	e	Ohio Valley Banc Corp	2,407
134		Old Line Bancshares, Inc	3,527
2,084		Old National Bancorp	32,094
432		Old Second Bancorp, Inc	5,616
319		Opus Bank	6,249

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

249		Origin Bancorp, Inc	$8,486
610		Oritani Financial Corp	8,998
111		Orrstown Financial Services, Inc	2,021
226		Pacific City Financial Corp	3,537
241	*	Pacific Mercantile Bancorp	1,723
609	*	Pacific Premier Bancorp, Inc	15,542
2,138		PacWest Bancorp	71,153
205		Park National Corp	17,415
649		Parke Bancorp, Inc	12,146
290		PCSB Financial Corp	5,672
259	*	PDL Community Bancorp	3,300
259		Peapack Gladstone Financial Corp	6,522
67		Penns Woods Bancorp, Inc	2,696
165		PennyMac Financial Services, Inc	3,508
70		Peoples Bancorp of North Carolina, Inc	1,712
261		Peoples Bancorp, Inc	7,856
101		Peoples Financial Services Corp	4,450
6,718		People’s United Financial, Inc	96,941
194		People’s Utah Bancorp	5,849
1,330		Pinnacle Financial Partners, Inc	61,313
7,782		PNC Financial Services Group, Inc	909,794
1,826		Popular, Inc	86,224
188		Preferred Bank	8,150
175		Premier Financial Bancorp, Inc	2,609
1,035		Prosperity Bancshares, Inc	64,481
68	*	Provident Bancorp, Inc	1,474
964		Provident Financial Services, Inc	23,261
132		Prudential Bancorp, Inc	2,323
190		QCR Holdings, Inc	6,097
4,289		Radian Group, Inc	70,168
104		RBB Bancorp	1,827
18,527		Regions Financial Corp	247,891
670		Renasant Corp	20,221
146		Republic Bancorp, Inc (Class A)	5,653
750	*	Republic First Bancorp, Inc	4,478
2,003		Riverview Bancorp, Inc	14,582
540		S&T Bancorp, Inc	20,434
495		Sandy Spring Bancorp, Inc	15,513
151		SB One Bancorp	3,086
617	*	Seacoast Banking Corp of Florida	16,054
290	*	Select Bancorp, Inc	3,590
726		ServisFirst Bancshares, Inc	23,138
185		Shore Bancshares, Inc	2,690
177		SI Financial Group, Inc	2,253
192		Sierra Bancorp	4,614
867		Signature Bank	89,136
1,396		Simmons First National Corp (Class A)	33,685
116	*	SmartFinancial, Inc	2,119
670		South State Corp	40,167
101	*	Southern First Bancshares, Inc	3,239
86		Southern Missouri Bancorp, Inc	2,915
169		Southern National Bancorp of Virginia, Inc	2,234
432		Southside Bancshares, Inc	13,716
154	*,e	Spirit of Texas Bancshares, Inc	3,508
584		State Bank & Trust Co	12,609
259		Sterling Bancorp, Inc	1,800
3,716		Sterling Bancorp/DE	61,351
339		Stock Yards Bancorp, Inc	11,119
164		Summit Financial Group, Inc	3,167
7,880		SunTrust Banks, Inc	397,467
881	*	SVB Financial Group	167,320
1,928		Synovus Financial Corp	61,677
2,589		TCF Financial Corp	50,460
150		Territorial Bancorp, Inc	3,897
932	*	Texas Capital Bancshares, Inc	47,616

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,347		TFS Financial Corp	$21,727
714	*	The Bancorp, Inc	5,683
100		Timberland Bancorp, Inc	2,230
229		Tompkins Trustco, Inc	17,177
996		TowneBank	23,854
404		Trico Bancshares	13,651
343	*	Tristate Capital Holdings, Inc	6,675
599	*	Triumph Bancorp, Inc	17,790
1,387		Trustco Bank Corp NY	9,515
1,035		Trustmark Corp	29,425
685		UMB Financial Corp	41,764
3,528		Umpqua Holdings Corp	56,095
1,105		Union Bankshares Corp	31,194
60		Union Bankshares, Inc	2,865
1,552		United Bankshares, Inc	48,283
1,078		United Community Banks, Inc	23,134
740		United Community Financial Corp	6,549
770		United Financial Bancorp, Inc (New)	11,319
113		United Security Bancshares	1,083
119		Unity Bancorp, Inc	2,470
364		Univest Corp of Pennsylvania	7,851
25,723		US Bancorp	1,175,541
6,127		Valley National Bancorp	54,408
226	*	Veritex Holdings, Inc	4,832
681		Walker & Dunlop, Inc	29,453
1,396		Washington Federal, Inc	37,287
232		Washington Trust Bancorp, Inc	11,027
384		Waterstone Financial, Inc	6,436
1,651		Webster Financial Corp	81,378
71,217		Wells Fargo & Co	3,281,679
770		WesBanco, Inc	28,251
239		West Bancorporation, Inc	4,563
399		Westamerica Bancorporation	22,216
1,643	*	Western Alliance Bancorp	64,882
413		Western New England Bancorp, Inc	4,147
886		Wintrust Financial Corp	58,910
466		WSFS Financial Corp	17,666
3,277		Zions Bancorporation	133,505

		TOTAL BANKS	25,344,049

CAPITAL GOODS - 6.7%
9,463		3M Co	1,803,080
2,472		A.O. Smith Corp	105,554
644		Aaon, Inc	22,579
511		AAR Corp	19,081
917		Actuant Corp (Class A)	19,248
685		Acuity Brands, Inc	78,741
1,072		Advanced Drainage Systems, Inc	25,996
2,781	*	Aecom Technology Corp	73,697
522	*	Aegion Corp	8,519
1,069	*	Aerojet Rocketdyne Holdings, Inc	37,661
318	*	Aerovironment, Inc	21,608
1,041		AGCO Corp	57,952
1,858		Air Lease Corp	56,130
726		Aircastle Ltd	12,516
148		Alamo Group, Inc	11,443
445		Albany International Corp (Class A)	27,781
1,625		Allegion plc	129,529
91		Allied Motion Technologies, Inc	4,067
2,013		Allison Transmission Holdings, Inc	88,391
990		Altra Holdings, Inc	24,899
317	*	Ameresco, Inc	4,470
254	*	American Woodmark Corp	14,143
3,763		Ametek, Inc	254,755
438		Apogee Enterprises, Inc	13,074

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

567		Applied Industrial Technologies, Inc	$30,584
7,689		Arconic, Inc	129,637
909	*	Arcosa, Inc	25,170
244		Argan, Inc	9,233
367	*	Armstrong Flooring, Inc	4,345
902		Armstrong World Industries, Inc	52,505
334		Astec Industries, Inc	10,083
340	*	Astronics Corp	10,353
491	*	Atkore International Group, Inc	9,741
1,023	*	Axon Enterprise, Inc	44,756
406		AZZ, Inc	16,386
782		Barnes Group, Inc	41,931
1,120	*	Beacon Roofing Supply, Inc	35,526
87	*	Blue Bird Corp	1,583
144	*,e	BlueLinx Holdings, Inc	3,558
941	*	BMC Stock Holdings, Inc	14,567
9,035		Boeing Co	2,913,788
656		Briggs & Stratton Corp	8,581
2,096	*	Builders FirstSource, Inc	22,867
1,582		BWX Technologies, Inc	60,480
351	e	Caesarstone Sdot-Yam Ltd	4,767
250	*	CAI International, Inc	5,808
986		Carlisle Cos, Inc	99,113
9,661		Caterpillar, Inc	1,227,623
467	*	Chart Industries, Inc	30,369
259	*	CIRCOR International, Inc	5,517
1,386	*	Colfax Corp	28,967
262		Columbus McKinnon Corp	7,897
575		Comfort Systems USA, Inc	25,116
388	*	Commercial Vehicle Group, Inc	2,212
601	*	Continental Building Products Inc	15,295
901		Crane Co	65,034
225	*	CSW Industrials, Inc	10,879
360		Cubic Corp	19,346
2,527		Cummins, Inc	337,708
801		Curtiss-Wright Corp	81,798
5,372		Deere & Co	801,341
199		DMC Global, Inc	6,989
2,203		Donaldson Co, Inc	95,588
347		Douglas Dynamics, Inc	12,454
2,490		Dover Corp	176,666
160	*	Ducommun, Inc	5,811
240	*	DXP Enterprises, Inc	6,682
486	*	Dycom Industries, Inc	26,263
80		Eastern Co	1,934
7,303		Eaton Corp	501,424
916		EMCOR Group, Inc	54,676
10,459		Emerson Electric Co	624,925
318		Encore Wire Corp	15,957
281	*,e	Energous Corp	1,627
568	*,e	Energy Recovery, Inc	3,823
681		EnerSys	52,852
274	*	Engility Holdings, Inc	7,798
1,395	*,e	Enphase Energy, Inc	6,598
330		EnPro Industries, Inc	19,833
398		ESCO Technologies, Inc	26,248
525	*	Esterline Technologies Corp	63,761
56	e	EVI Industries, Inc	1,868
1,196	*	Evoqua Water Technologies Corp	11,482
4,827		Fastenal Co	252,404
819		Federal Signal Corp	16,298
2,325		Flowserve Corp	88,397
2,196		Fluor Corp	70,711
5,063		Fortive Corp	342,563
2,359		Fortune Brands Home & Security, Inc	89,618

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

199	*	Foundation Building Materials, Inc	$1,654
719		Franklin Electric Co, Inc	30,831
165	*	Freightcar America, Inc	1,104
10,949	*,e	FuelCell Energy, Inc	6,027
2,242	*	Gardner Denver Holdings, Inc	45,849
730	*	Gates Industrial Corp plc	9,665
608		GATX Corp	43,053
103	*	Gencor Industries, Inc	1,130
981	*	Generac Holdings, Inc	48,756
4,342		General Dynamics Corp	682,606
143,646		General Electric Co	1,087,400
230	*	General Finance Corp	2,325
567	*	Gibraltar Industries, Inc	20,180
336		Global Brass & Copper Holdings, Inc	8,450
370	*	GMS, Inc	5,498
271		Gorman-Rupp Co	8,783
2,760		Graco, Inc	115,506
1,413		GrafTech International Ltd	16,165
128		Graham Corp	2,924
696		Granite Construction, Inc	28,035
890	*	Great Lakes Dredge & Dock Corp	5,892
720		Greenbrier Cos, Inc	28,469
448		Griffon Corp	4,682
627		H&E Equipment Services, Inc	12,803
1,922		Harris Corp	258,797
1,393	*	Harsco Corp	27,665
632	*,e	HC2 Holdings, Inc	1,669
3,063	*	HD Supply Holdings, Inc	114,924
760		HEICO Corp	58,885
1,362		HEICO Corp (Class A)	85,806
380	*	Herc Holdings, Inc	9,876
1,413		Hexcel Corp	81,021
981		Hillenbrand, Inc	37,209
12,463		Honeywell International, Inc	1,646,612
857		Hubbell, Inc	85,134
710		Huntington Ingalls	135,120
96		Hurco Cos, Inc	3,427
158		Hyster-Yale Materials Handling, Inc	9,790
1,286		IDEX Corp	162,370
137	*	IES Holdings, Inc	2,130
5,580		Illinois Tool Works, Inc	706,930
1,588	*	Infrastructure and Energy Alternatives, Inc	13,006
4,114		Ingersoll-Rand plc	375,320
289		Insteel Industries, Inc	7,017
1,338		ITT, Inc	64,585
2,070		Jacobs Engineering Group, Inc	121,012
1,178	*	JELD-WEN Holding, Inc	16,739
486		John Bean Technologies Corp	34,900
15,059		Johnson Controls International plc	446,499
166		Kadant, Inc	13,522
415		Kaman Corp	23,277
2,207		KBR, Inc	33,502
1,244		Kennametal, Inc	41,400
770	*	KEYW Holding Corp, The	5,151
2,104	*	Kratos Defense & Security Solutions, Inc	29,645
1,320		L3 Technologies, Inc	229,231
87	*	Lawson Products, Inc	2,749
122	*	LB Foster Co (Class A)	1,940
606		Lennox International, Inc	132,629
1,115		Lincoln Electric Holdings, Inc	87,918
165		Lindsay Corp	15,881
4,145		Lockheed Martin Corp	1,085,327
258	*	Lydall, Inc	5,240
1,227	*	Manitex International, Inc	6,969
539	*	Manitowoc Co, Inc	7,961
4,995		Masco Corp	146,054

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

503	*	Masonite International Corp	$22,550
1,083	*	Mastec, Inc	43,926
906		Maxar Technologies Ltd	10,836
726	*	Mercury Systems, Inc	34,333
1,303	*	Meritor, Inc	22,034
1,001	*	Middleby Corp	102,833
1,406	*	Milacron Holdings Corp	16,717
168		Miller Industries, Inc	4,536
491		Moog, Inc (Class A)	38,043
1,441	*	MRC Global, Inc	17,623
688		MSC Industrial Direct Co (Class A)	52,921
883		Mueller Industries, Inc	20,627
2,381		Mueller Water Products, Inc (Class A)	21,667
301	*	MYR Group, Inc	8,479
76	e	National Presto Industries, Inc	8,886
783	*	Navistar International Corp	20,319
628	*	NCI Building Systems, Inc	4,553
345	*,e	Nexeo Solutions, Inc	2,964
442		NN, Inc	2,966
957		Nordson Corp	114,218
2,664		Northrop Grumman Corp	652,414
149	*	Northwest Pipe Co	3,470
1,637	*	NOW, Inc	19,055
123	*	NV5 Holdings, Inc	7,448
2,708		nVent Electric plc	60,822
44		Omega Flex, Inc	2,379
454	*	Orion Marine Group, Inc	1,948
1,266		Oshkosh Truck Corp	77,618
1,733		Owens Corning, Inc	76,217
5,726		PACCAR, Inc	327,184
2,205		Parker-Hannifin Corp	328,854
381	*	Patrick Industries, Inc	11,281
2,708		Pentair plc	102,308
763	*	PGT, Inc	12,094
3,537	*,e	Plug Power, Inc	4,386
125		Powell Industries, Inc	3,126
51		Preformed Line Products Co	2,767
613		Primoris Services Corp	11,727
418	*	Proto Labs, Inc	47,146
492		Quanex Building Products Corp	6,686
2,753	*	Quanta Services, Inc	82,865
551		Raven Industries, Inc	19,941
4,703		Raytheon Co	721,205
360	*	RBC Bearings, Inc	47,196
687		Regal-Beloit Corp	48,124
2,049	*	Resideo Technologies, Inc	42,107
562	e	REV Group, Inc	4,221
1,622	*	Rexnord Corp	37,225
2,075		Rockwell Automation, Inc	312,246
1,714		Roper Industries, Inc	456,815
96		Rush Enterprises, Inc	3,418
461		Rush Enterprises, Inc (Class A)	15,895
2,806	*	Sensata Technologies Holding plc	125,821
720		Simpson Manufacturing Co, Inc	38,974
641	*	SiteOne Landscape Supply, Inc	35,428
924		Snap-On, Inc	134,248
136	*	Sparton Corp	2,474
1,891		Spirit Aerosystems Holdings, Inc (Class A)	136,322
647	*	SPX Corp	18,122
646	*	SPX FLOW, Inc	19,651
195		Standex International Corp	13,100
2,569		Stanley Works	307,612
394	*	Sterling Construction Co, Inc	4,291
365		Sun Hydraulics Corp	12,114
2,418	*	Sunrun, Inc	26,332

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

582	*	Teledyne Technologies, Inc	$120,515
268		Tennant Co	13,965
1,185		Terex Corp	32,670
427	*	Textainer Group Holdings Ltd	4,253
4,224		Textron, Inc	194,262
509	*	Thermon Group Holdings	10,323
1,085		Timken Co	40,492
784		Titan International, Inc	3,653
282	*	Titan Machinery, Inc	3,708
1,747		Toro Co	97,622
160	*	TPI Composites, Inc	3,933
813	*	TransDigm Group, Inc	276,469
902	*	Trex Co, Inc	53,543
716	*	Trimas Corp	19,540
2,728		Trinity Industries, Inc	56,170
1,184		Triton International Ltd	36,787
753		Triumph Group, Inc	8,660
585	*	Tutor Perini Corp	9,342
142	*	Twin Disc, Inc	2,095
1,363	*	United Rentals, Inc	139,748
13,504		United Technologies Corp	1,437,906
2,029	*	Univar, Inc	35,994
873		Universal Forest Products, Inc	22,663
1,341		USG Corp	57,207
345		Valmont Industries, Inc	38,278
156	*	Vectrus, Inc	3,366
155	*	Veritiv Corp	3,870
253	*	Vicor Corp	9,561
557	*,e	Vivint Solar, Inc	2,122
744		W.W. Grainger, Inc	210,076
918		Wabash National Corp	12,007
980	*	WABCO Holdings, Inc	105,193
1,411	e	Wabtec Corp	99,123
549		Watsco, Inc	76,388
434		Watts Water Technologies, Inc (Class A)	28,006
2,009	*	Welbilt, Inc	22,320
849	*	Wesco Aircraft Holdings, Inc	6,707
755	*	WESCO International, Inc	36,240
71	*	Willis Lease Finance Corp	2,457
524	*	Willscot Corp	4,936
826		Woodward Governor Co	61,364
2,937		Xylem, Inc	195,957

		TOTAL CAPITAL GOODS	28,902,453

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
868		ABM Industries, Inc	27,871
731	*	Acacia Research (Acacia Technologies)	2,178
1,696		ACCO Brands Corp	11,499
1,679	e	ADT, Inc	10,091
1,128	*	Advanced Disposal Services, Inc	27,004
110		Barrett Business Services, Inc	6,297
109		BG Staffing, Inc	2,251
723		Brady Corp (Class A)	31,422
329	*	BrightView Holdings, Inc	3,359
805		Brink’s Co	52,043
599	*	Casella Waste Systems, Inc (Class A)	17,066
778	*	CBIZ, Inc	15,327
433	*	Ceco Environmental Corp	2,923
390	*	Cimpress NV	40,334
1,516		Cintas Corp	254,673
819	*	Clean Harbors, Inc	40,418
3,383	*	Copart, Inc	161,640
577	*	CoStar Group, Inc	194,645
1,794		Covanta Holding Corp	24,075
128		CRA International, Inc	5,446

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

754		Deluxe Corp	$28,984
698		Dun & Bradstreet Corp	99,633
394		Ennis, Inc	7,585
1,954		Equifax, Inc	181,976
556		Essendant, Inc	6,994
804		Exponent, Inc	40,771
178		Forrester Research, Inc	7,957
148	*	Franklin Covey Co	3,305
640	*	FTI Consulting, Inc	42,650
191	*	GP Strategies Corp	2,409
1,153		Healthcare Services Group	46,328
286		Heidrick & Struggles International, Inc	8,920
247	*	Heritage-Crystal Clean, Inc	5,683
928		Herman Miller, Inc	28,072
682		HNI Corp	24,163
334	*	Huron Consulting Group, Inc	17,138
282		ICF International, Inc	18,268
6,456	*	IHS Markit Ltd	309,694
708	*	Innerworkings, Inc	2,648
568		Insperity, Inc	53,028
961		Interface, Inc	13,694
2,145		KAR Auction Services, Inc	102,359
481		Kelly Services, Inc (Class A)	9,851
366		Kforce, Inc	11,317
577		Kimball International, Inc (Class B)	8,188
752		Knoll, Inc	12,393
1,048		Korn/Ferry International	41,438
518		LSC Communications, Inc	3,626
1,129		Manpower, Inc	73,159
491		Matthews International Corp (Class A)	19,944
379		McGrath RentCorp	19,511
259	*	Mistras Group, Inc	3,724
682		Mobile Mini, Inc	21,654
518		MSA Safety, Inc	48,832
210		Multi-Color Corp	7,369
729		Navigant Consulting, Inc	17,532
6,023		Nielsen NV	140,517
160	*	NL Industries, Inc	562
781	*	On Assignment, Inc	42,564
2,896		Pitney Bowes, Inc	17,115
482		Quad Graphics, Inc	5,938
3,657		Republic Services, Inc	263,633
514		Resources Connection, Inc	7,299
1,949		Robert Half International, Inc	111,483
2,670		Rollins, Inc	96,387
1,220		RR Donnelley & Sons Co	4,831
269	*	SP Plus Corp	7,946
1,350		Steelcase, Inc (Class A)	20,021
1,291	*	Stericycle, Inc	47,367
187		Systemax, Inc	4,467
449	*,e	Team, Inc	6,578
864		Tetra Tech, Inc	44,729
3,120		TransUnion	177,216
932	*	TriNet Group, Inc	39,097
645	*	TrueBlue, Inc	14,351
237		Unifirst Corp	33,908
211	*,e	Upwork, Inc	3,821
338		US Ecology, Inc	21,287
2,712	*	Verisk Analytics, Inc	295,716
318		Viad Corp	15,929
134		VSE Corp	4,008
580	*	WageWorks, Inc	15,753
7,276		Waste Management, Inc	647,491
116	*	Willdan Group, Inc	4,058

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	4,375,431

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.3%
936		Acushnet Holdings Corp	$19,722
840	*	American Outdoor Brands Corp	10,802
194		Bassett Furniture Industries, Inc	3,888
565	*	Beazer Homes USA, Inc	5,356
1,393		Brunswick Corp	64,705
1,433		Callaway Golf Co	21,925
750		Carter’s, Inc	61,215
132	*	Cavco Industries, Inc	17,210
772	*	Century Communities, Inc	13,325
307		Clarus Corp	3,107
454		Columbia Sportswear Co	38,177
1,159	*	CROCS, Inc	30,111
167		Culp, Inc	3,156
498	*	Deckers Outdoor Corp	63,719
5,415		DR Horton, Inc	187,684
167		Escalade, Inc	1,912
327		Ethan Allen Interiors, Inc	5,752
122		Flexsteel Industries, Inc	2,694
730	*	Fossil Group, Inc	11,483
1,889		Garmin Ltd	119,611
682	*	G-III Apparel Group Ltd	19,021
1,762	*,e	GoPro, Inc	7,471
578	*	Green Brick Partners, Inc	4,185
132		Hamilton Beach Brands Holding Co	3,097
5,680		Hanesbrands, Inc	71,170
1,873		Hasbro, Inc	152,181
411	*	Helen of Troy Ltd	53,915
173		Hooker Furniture Corp	4,557
2,504	*	Hovnanian Enterprises, Inc (Class A)	1,712
379	*	Installed Building Products Inc	12,769
443	*,e	iRobot Corp	37,097
75		Johnson Outdoors, Inc	4,405
1,294		KB Home	24,715
696		La-Z-Boy, Inc	19,286
2,061		Leggett & Platt, Inc	73,866
224		Lennar Corp (B Shares)	7,018
4,512		Lennar Corp (Class A)	176,645
562	*,e	LGI Homes, Inc	25,414
163		Lifetime Brands, Inc	1,635
95	*	Lovesac Co	2,179
1,585	*	Lululemon Athletica, Inc	192,752
385	*	M/I Homes, Inc	8,093
287	*	Malibu Boats Inc	9,988
156		Marine Products Corp	2,638
295	*	MasterCraft Boat Holdings, Inc	5,516
6,326	*,e	Mattel, Inc	63,197
932		MDC Holdings, Inc	26,199
602	*	Meritage Homes Corp	22,105
2,340	*	Michael Kors Holdings Ltd	88,733
998	*	Mohawk Industries, Inc	116,726
227		Movado Group, Inc	7,178
66		Nacco Industries, Inc (Class A)	2,237
545	*	Nautilus, Inc	5,941
389	*	New Home Co Inc	2,034
7,369		Newell Rubbermaid, Inc	136,990
20,924		Nike, Inc (Class B)	1,551,305
52	*	NVR, Inc	126,723
276		Oxford Industries, Inc	19,607
973		Polaris Industries, Inc	74,610
4,225		Pulte Homes, Inc	109,808
1,215		PVH Corp	112,934
885		Ralph Lauren Corp	91,562
508		Rocky Brands, Inc	13,208

TIAA-CREF LIFE FUNDS - Stock Index Fund

+SHARES		COMPANY	VALUE

694	*	Roku, Inc	$21,264
2,609	*	Skechers U.S.A., Inc (Class A)	59,720
734		Skyline Corp	10,782
235	*	Sonos, Inc	2,308
1,383		Steven Madden Ltd	41,850
272		Sturm Ruger & Co, Inc	14,476
133		Superior Uniform Group, Inc	2,347
4,883		Tapestry, Inc	164,801
2,087	*	Taylor Morrison Home Corp	33,183
725	*	Tempur Sealy International, Inc	30,015
2,373		Toll Brothers, Inc	78,143
563	*	TopBuild Corp	25,335
2,459	*	TRI Pointe Homes, Inc	26,877
917		Tupperware Corp	28,950
707	*,e	Turtle Beach Corp	10,089
3,626	*	Under Armour, Inc	58,632
2,878	*	Under Armour, Inc (Class A)	50,854
226	*	Unifi, Inc	5,162
217	*	Universal Electronics, Inc	5,486
320	*	Vera Bradley, Inc	2,742
5,296		VF Corp	377,817
896	*	Vista Outdoor, Inc	10,170
2,014	*,e	Vuzix Corp	9,687
1,133		Whirlpool Corp	121,084
576	*	William Lyon Homes, Inc	6,157
1,465		Wolverine World Wide, Inc	46,719
285	*,e	YETI Holdings, Inc	4,229
423	*	Zagg, Inc	4,137

		TOTAL CONSUMER DURABLES & APPAREL	5,430,992

CONSUMER SERVICES - 2.3%
965	*	Adtalem Global Education, Inc	45,664
239	*	American Public Education, Inc	6,802
4,005		ARAMARK Holdings Corp	116,025
1,019		BBX Capital Corp	5,839
1,433	*	Belmond Ltd.	35,868
1	*	Biglari Holdings, Inc (A Shares)	588
17	*	Biglari Holdings, Inc (B Shares)	1,931
356		BJ’s Restaurants, Inc	18,003
1,539		Bloomin’ Brands, Inc	27,533
141	e	Bluegreen Vacations Corp	1,823
268	*	Bojangles’, Inc	4,309
1,270		Boyd Gaming Corp	26,391
949	*	Bright Horizons Family Solutions	105,766
763	e	Brinker International, Inc	33,557
9,591	*,e	Caesars Entertainment Corp	65,123
1,137	*	Career Education Corp	12,984
6,849		Carnival Corp	337,656
234		Carriage Services, Inc	3,627
507	*	Carrols Restaurant Group, Inc	4,989
348	*	Century Casinos, Inc	2,572
702	e	Cheesecake Factory	30,544
1,956	*	Chegg, Inc	55,589
396	*	Chipotle Mexican Grill, Inc (Class A)	170,989
695		Choice Hotels International, Inc	49,748
210		Churchill Downs, Inc	51,227
247	*	Chuy’s Holdings, Inc	4,382
294	e	Cracker Barrel Old Country Store, Inc	46,999
2,146		Darden Restaurants, Inc	214,300
657		Dave & Buster’s Entertainment, Inc	29,276
331	*	Del Frisco’s Restaurant Group, Inc	2,367
519	*	Del Taco Restaurants, Inc	5,185
1,168	*	Denny’s Corp	18,933
266		DineEquity, Inc	17,912
687		Domino’s Pizza, Inc	170,369

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

948	*	Drive Shack, Inc	$3,716
1,432		Dunkin Brands Group, Inc	91,820
302	*	El Pollo Loco Holdings, Inc	4,581
1,053	*	Eldorado Resorts, Inc	38,129
38	*	Empire Resorts, Inc	385
3,065		Extended Stay America, Inc	47,507
402	*	Fiesta Restaurant Group, Inc	6,235
1,177	*	frontdoor, Inc	31,320
149	*	Golden Entertainment, Inc	2,387
73		Graham Holdings Co	46,762
783	*	Grand Canyon Education, Inc	75,278
3,944		H&R Block, Inc	100,059
326	*	Habit Restaurants, Inc	3,423
1,521	*	Hilton Grand Vacations, Inc	40,139
4,675		Hilton Worldwide Holdings, Inc	335,665
1,746	*	Houghton Mifflin Harcourt Co	15,470
738		Hyatt Hotels Corp	49,889
1,684		International Game Technology plc	24,637
389		International Speedway Corp (Class A)	17,062
211	*	J Alexander’s Holdings, Inc	1,736
490		Jack in the Box, Inc	38,039
521	*	K12, Inc	12,916
5,824		Las Vegas Sands Corp	303,139
1,806	*	Laureate Education, Inc	27,523
322	*	Lindblad Expeditions Holdings, Inc	4,334
4,783		Marriott International, Inc (Class A)	519,242
615		Marriott Vacations Worldwide Corp	43,364
12,960		McDonald’s Corp	2,301,307
8,887		MGM Resorts International	215,599
173	*	Monarch Casino & Resort, Inc	6,598
49		Nathan’s Famous, Inc	3,256
279	*	Noodles & Co	1,950
3,341	*	Norwegian Cruise Line Holdings Ltd	141,625
422	e	Papa John’s International, Inc	16,800
1,670	*	Penn National Gaming, Inc	31,446
1,549	*	Planet Fitness, Inc	83,057
148	*	PlayAGS, Inc	3,404
320	*	Potbelly Corp	2,576
142		RCI Hospitality Holdings, Inc	3,171
238	*	Red Lion Hotels Corp	1,952
204	*	Red Robin Gourmet Burgers, Inc	5,451
1,049		Red Rock Resorts, Inc	21,305
607	*	Regis Corp	10,289
2,772		Royal Caribbean Cruises Ltd	271,074
473		Ruth’s Chris Steak House, Inc	10,751
843	*	Scientific Games Corp (Class A)	15,073
1,062	*	SeaWorld Entertainment, Inc	23,460
2,922		Service Corp International	117,640
2,355	*	ServiceMaster Global Holdings, Inc	86,523
337	*	Shake Shack, Inc	15,307
1,116		Six Flags Entertainment Corp	62,083
602	*	Sotheby’s (Class A)	23,923
164		Speedway Motorsports, Inc	2,668
20,269		Starbucks Corp	1,305,324
322		Strategic Education Inc	36,521
1,016		Texas Roadhouse, Inc (Class A)	60,655
645		Vail Resorts, Inc	135,979
619	*	Weight Watchers International, Inc	23,862
2,954		Wendy’s	46,112
454		Wingstop, Inc	29,142
1,610		Wyndham Hotels & Resorts, Inc	73,046
1,610		Wyndham Worldwide Corp	57,702
1,664		Wynn Resorts Ltd	164,586

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,317		Yum China Holdings, Inc	$211,809
5,274		Yum! Brands, Inc	484,786

		TOTAL CONSUMER SERVICES	9,717,439

DIVERSIFIED FINANCIALS - 3.6%
887		Affiliated Managers Group, Inc	86,429
430		AG Mortgage Investment Trust	6,850
8,612		AGNC Investment Corp	151,054
7,199		Ally Financial, Inc	163,129
11,841		American Express Co	1,128,684
2,386		Ameriprise Financial, Inc	249,027
21,264		Annaly Capital Management, Inc	208,812
1,539		Anworth Mortgage Asset Corp	6,218
2,164		Apollo Commercial Real Estate Finance, Inc	36,052
756		Arbor Realty Trust, Inc	7,613
406		Ares Commercial Real Estate Corp	5,294
359	e	Arlington Asset Investment Corp (Class A)	2,599
566		ARMOUR Residential REIT, Inc	11,603
693		Artisan Partners Asset Management, Inc	15,322
14	*	Ashford, Inc	727
86		Associated Capital Group, Inc	3,030
3,469		AXA Equitable Holdings, Inc	57,689
212		B. Riley Financial, Inc	3,010
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	7,975
15,503		Bank of New York Mellon Corp	729,726
4,169		BGC Partners, Inc (Class A)	21,554
2,058		BlackRock, Inc	808,424
2,008		Blackstone Mortgage Trust, Inc	63,975
637	*	Blucora, Inc	16,970
1,084	*	Cannae Holdings, Inc	18,558
7,981		Capital One Financial Corp	603,284
1,473		Capstead Mortgage Corp	9,825
1,847		CBOE Holdings, Inc	180,692
20,047		Charles Schwab Corp	832,552
189		Cherry Hill Mortgage Investment Corp	3,315
3,165		Chimera Investment Corp	56,400
5,897		CME Group, Inc	1,109,344
321		Cohen & Steers, Inc	11,017
1,289		Colony Credit Real Estate, Inc	20,353
387	*	Cowen Group, Inc	5,163
208	*	Credit Acceptance Corp	79,406
153	*	Curo Group Holdings Corp	1,452
49		Diamond Hill Investment Group, Inc	7,323
5,700		Discover Financial Services	336,186
397	*	Donnelley Financial Solutions, Inc	5,570
776		Dynex Capital, Inc	4,439
4,309		E*TRADE Financial Corp	189,079
2,009		Eaton Vance Corp	70,677
241	*	Elevate Credit, Inc	1,080
375	*,e	Encore Capital Group, Inc	8,812
522	*	Enova International, Inc	10,158
638		Evercore Partners, Inc (Class A)	45,655
422		Exantas Capital Corp	4,228
796	*	Ezcorp, Inc (Class A)	6,153
613		Factset Research Systems, Inc	122,680
1,485		Federated Investors, Inc (Class B)	39,427
2,135	*	FGL Holdings	14,219
737		FirstCash, Inc	53,322
330	*	Focus Financial Partners, Inc	8,689
5,414		Franklin Resources, Inc	160,579
546	e	Gain Capital Holdings, Inc	3,363
93		GAMCO Investors, Inc (Class A)	1,571
5,902		Goldman Sachs Group, Inc	985,929
662		Granite Point Mortgage Trust, Inc	11,936
251		Great Ajax Corp	3,025

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

713	*	Green Dot Corp	$56,698
424		Greenhill & Co, Inc	10,346
218		Hamilton Lane, Inc	8,066
630		Houlihan Lokey, Inc	23,184
1,126		Interactive Brokers Group, Inc (Class A)	61,536
9,543		IntercontinentalExchange Group, Inc	718,874
241	*	INTL FCStone, Inc	8,816
6,556		Invesco Ltd	109,747
1,752		Invesco Mortgage Capital, Inc	25,369
524		Investment Technology Group, Inc	15,846
5,119		Jefferies Financial Group, Inc	88,866
168		KKR Real Estate Finance Trust, Inc	3,217
1,088		Ladder Capital Corp	16,831
1,533		Ladenburg Thalmann Financial Services, Inc	3,572
1,898		Lazard Ltd (Class A)	70,055
1,355		Legg Mason, Inc	34,566
5,056	*	LendingClub Corp	13,297
1,384		LPL Financial Holdings, Inc	84,535
642		MarketAxess Holdings, Inc	135,661
144		Marlin Business Services Corp	3,216
7,296		MFA Mortgage Investments, Inc	48,737
609		Moelis & Co	20,937
2,814		Moody’s Corp	394,073
20,648		Morgan Stanley	818,693
298		Morningstar, Inc	32,732
1,489		MSCI, Inc (Class A)	219,523
1,986		NASDAQ OMX Group, Inc	161,998
4,428		Navient Corp	39,011
312		Nelnet, Inc (Class A)	16,330
6,508		New Residential Investment Corp	92,479
1,709		New York Mortgage Trust, Inc	10,066
483	*	NewStar Financial, Inc	125
3,525		Northern Trust Corp	294,655
866		OM Asset Management plc	9,249
750	*	On Deck Capital, Inc	4,425
1,264	*	OneMain Holdings, Inc	30,703
147		Oppenheimer Holdings, Inc	3,756
511		Orchid Island Capital, Inc	3,265
1,030		PennyMac Mortgage Investment Trust	19,179
324	*	Pico Holdings, Inc	2,961
229		Piper Jaffray Cos	15,077
271		PJT Partners, Inc	10,504
719	*	PRA Group, Inc	17,522
257		Pzena Investment Management, Inc (Class A)	2,223
2,252		Raymond James Financial, Inc	167,571
259		Ready Capital Corp	3,582
1,174		Redwood Trust, Inc	17,692
143	*	Regional Management Corp	3,439
4,197		S&P Global, Inc	713,238
296	*	Safeguard Scientifics, Inc	2,552
1,924		Santander Consumer USA Holdings, Inc	33,843
2,255		SEI Investments Co	104,181
111		Silvercrest Asset Management Group, Inc	1,469
6,760	*	SLM Corp	56,176
6,185		State Street Corp	390,088
1,033		Stifel Financial Corp	42,787
12,328		Synchrony Financial	289,215
4,025		T Rowe Price Group, Inc	371,588
4,866		TD Ameritrade Holding Corp	238,239
181		TPG RE Finance Trust, Inc	3,309
4,626		Two Harbors Investment Corp	59,398
618		Virtu Financial, Inc	15,920
103		Virtus Investment Partners, Inc	8,181
2,789		Voya Financial, Inc	111,950
1,255	e	Waddell & Reed Financial, Inc (Class A)	22,690

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

614		Western Asset Mortgage Capital Corp	$5,121
125		Westwood Holdings Group, Inc	4,250
1,867		WisdomTree Investments, Inc	12,416
90	*	World Acceptance Corp	9,203

		TOTAL DIVERSIFIED FINANCIALS	15,265,846

ENERGY - 4.9%
2,365	*	Abraxas Petroleum Corp	2,578
376		Adams Resources & Energy, Inc	14,555
1,516	*,e	Alta Mesa Resources, Inc	1,516
8,402		Anadarko Petroleum Corp	368,344
4,322	*	Antero Resources Corp	40,584
6,181		Apache Corp	162,251
1,245	*	Apergy Corp	33,715
6,598	*,e	Approach Resources, Inc	5,753
338		Arch Coal, Inc	28,051
2,039		Archrock, Inc	15,272
454	*	Ardmore Shipping Corp	2,120
8,504		Baker Hughes a GE Co	182,836
2,537	*	Basic Energy Services, Inc	9,742
196		Berry Petroleum Co LLC	1,715
314	*	Bonanza Creek Energy, Inc	6,490
645	*,e	Bristow Group, Inc	1,567
1,022	*	C&J Energy Services, Inc	13,797
7,299		Cabot Oil & Gas Corp	163,133
845	*	Cactus, Inc	23,161
747	*	California Resources Corp	12,729
4,694	*	Callon Petroleum Co	30,464
3,409	*,e	CARBO Ceramics, Inc	11,863
1,289	*	Carrizo Oil & Gas, Inc	14,553
2,955	*	Centennial Resource Development, Inc	32,564
3,812	*	Cheniere Energy, Inc	225,632
14,182	*,e	Chesapeake Energy Corp	29,782
31,784		Chevron Corp	3,457,781
1,627		Cimarex Energy Co	100,305
1,943	*	Clean Energy Fuels Corp	3,342
3,564	*	CNX Resources Corp	40,701
3,247	*	Concho Resources, Inc	333,759
19,492		ConocoPhillips	1,215,326
445	*	CONSOL Energy, Inc	14,111
1,365	*	Continental Resources, Inc	54,859
485	*	Covia Holdings Corp	1,659
236		CVR Energy, Inc	8,137
1,875	*	Dawson Geophysical Co	6,337
1,312		Delek US Holdings, Inc	42,653
9,900	*	Denbury Resources, Inc	16,929
8,453		Devon Energy Corp	190,531
1,283		DHT Holdings, Inc	5,029
994	*,e	Diamond Offshore Drilling, Inc	9,383
2,568		Diamondback Energy, Inc	238,054
424	*	Dorian LPG Ltd	2,472
582	*	Dril-Quip, Inc	17,477
153	*	Earthstone Energy, Inc	692
10,091	*,e	Eclipse Resources Corp	10,596
1,385	*,e	Energy Fuels, Inc	3,947
9,505		EOG Resources, Inc	828,931
871	*,e	EP Energy Corp	610
4,284		EQT Corp	80,925
3,427	*	Equitrans Midstream Corp	68,609
272	*	Era Group, Inc	2,377
468		Evolution Petroleum Corp	3,192
499	*	Exterran Corp	8,832
1,888	*	Extraction Oil & Gas, Inc	8,100
71,109	d	Exxon Mobil Corp	4,848,923
1,061	*	Forum Energy Technologies, Inc	4,382

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

790	*	Frank’s International NV	$4,124
1,164	*,e	Frontline Ltd	6,437
348	*	FTS International, Inc	2,474
635		GasLog Ltd	10,452
1,502		Golar LNG Ltd	32,684
1,162	*	Goodrich Petroleum Corp	15,687
569		Green Plains Renewable Energy, Inc	7,460
2,531	*	Gulfport Energy Corp	16,578
2,401	*,e	Halcon Resources Corp	4,082
223		Hallador Energy Co	1,131
14,405		Halliburton Co	382,885
2,257	*	Helix Energy Solutions Group, Inc	12,210
1,788		Helmerich & Payne, Inc	85,717
4,433		Hess Corp	179,536
1,515	*	HighPoint Resources Corp	3,772
2,656		HollyFrontier Corp	135,775
4,277	*	Independence Contract Drilling, Inc	13,344
461	*	International Seaways, Inc	7,763
171	*	ION Geophysical Corp	886
13	*	Isramco, Inc	1,540
1,246	*,e	Jagged Peak Energy, Inc	11,364
488	*	Keane Group, Inc	3,992
154	*	Key Energy Services, Inc	319
31,528		Kinder Morgan, Inc	484,901
312	*	KLX Energy Services Holdings, Inc	7,316
4,331	*	Kosmos Energy Ltd	17,627
2,550	*	Laredo Petroleum Holdings, Inc	9,231
1,013	e	Liberty Oilfield Services, Inc	13,118
792	*,e	Lilis Energy, Inc	1,085
67		Mammoth Energy Services, Inc	1,205
13,766		Marathon Oil Corp	197,404
11,216		Marathon Petroleum Corp	661,856
1,401	*	Matador Resources Co	21,758
383	*	Matrix Service Co	6,871
3,470	*	McDermott International, Inc	22,694
178	*	Midstates Petroleum Co, Inc	1,337
2,551		Murphy Oil Corp	59,668
4,845		Nabors Industries Ltd	9,690
6,228		National Oilwell Varco, Inc	160,060
180	*	Natural Gas Services Group, Inc	2,959
164	*,e	NCS Multistage Holdings, Inc	835
3,111	*	Newfield Exploration Co	45,607
1,448	*	Newpark Resources, Inc	9,948
132	*	Nine Energy Service, Inc	2,975
4,315	*	Noble Corp plc	11,305
7,761		Noble Energy, Inc	145,596
5,765	e	Nordic American Tanker Shipping	11,530
6,914	*	Northern Oil And Gas, Inc	15,626
4,419	*	Oasis Petroleum, Inc	24,437
12,781		Occidental Petroleum Corp	784,498
1,532	*	Oceaneering International, Inc	18,537
784	*	Oil States International, Inc	11,196
6,836		Oneok, Inc	368,802
546	*	Overseas Shipholding Group, Inc	906
355		Panhandle Oil and Gas, Inc (Class A)	5,502
482	*	Par Pacific Holdings, Inc	6,835
4,180	*	Parsley Energy, Inc	66,796
3,250		Patterson-UTI Energy, Inc	33,637
2,058		PBF Energy, Inc	67,235
1,032	*	PDC Energy, Inc	30,712
1,293		Peabody Energy Corp	39,411
217	*	Penn Virginia Corp	11,731
176	*,e	PHI, Inc	326
6,850		Phillips 66	590,127
1,332	*	Pioneer Energy Services Corp	1,638

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,833		Pioneer Natural Resources Co	$372,596
3,185	*	Profire Energy, Inc	4,618
1,178	*	ProPetro Holding Corp	14,513
3,764	*	Questar Market Resources, Inc	21,191
3,580		Range Resources Corp	34,261
641	*,e	Renewable Energy Group, Inc	16,474
335	*,e	Resolute Energy Corp	9,708
92	*	Rex American Resources Corp	6,266
195	*	RigNet, Inc	2,465
994	*	Ring Energy, Inc	5,050
3,664	*,e	Rosehill Resources, Inc	8,171
1,813	*,e	Rowan Cos plc	15,211
901	e	RPC, Inc	8,893
537	*	SandRidge Energy, Inc	4,087
23,153		Schlumberger Ltd	835,360
4,774		Scorpio Tankers, Inc	8,402
308	*	SEACOR Holdings, Inc	11,396
303	*	SEACOR Marine Holdings, Inc	3,563
988	*	Select Energy Services, Inc	6,244
1,275		SemGroup Corp	17,570
946		Ship Finance International Ltd	9,961
148	*	SilverBow Resources, Inc	3,499
1,739		SM Energy Co	26,920
338	*,e	Smart Sand, Inc	750
148	e	Solaris Oilfield Infrastructure, Inc	1,789
10,291	*	Southwestern Energy Co	35,092
4,016	*	SRC Energy, Inc	18,875
2,325	*	Superior Energy Services	7,789
300	*	Talos Energy, Inc	4,896
3,692		Targa Resources Investments, Inc	132,986
818	e	Teekay Corp	2,732
1,777		Teekay Tankers Ltd (Class A)	1,649
2,673	*,e	Tellurian, Inc	18,577
1,816	*	Tetra Technologies, Inc	3,051
384	*	Tidewater, Inc	7,346
9,049	*	Transocean Ltd (NYSE)	62,800
799	*	Unit Corp	11,410
2,051	*,e	Uranium Energy Corp	2,564
1,275	e	US Silica Holdings Inc	12,980
7,208		Valero Energy Corp	540,384
1,529	*	W&T Offshore, Inc	6,299
1,434	*	Whiting Petroleum Corp	32,537
481	*	WildHorse Resource Development Corp	6,787
19,927		Williams Cos, Inc	439,390
1,068		World Fuel Services Corp	22,866
6,188	*	WPX Energy, Inc	70,234
3,641	e	Zion Oil & Gas, Inc	1,520

		TOTAL ENERGY	20,880,190

FOOD & STAPLES RETAILING - 1.4%
418		Andersons, Inc	12,494
618		Casey’s General Stores, Inc	79,191
300	*	Chefs’ Warehouse Holdings, Inc	9,594
7,271		Costco Wholesale Corp	1,481,175
213		Ingles Markets, Inc (Class A)	5,798
13,061		Kroger Co	359,177
1,271	*	Natural Grocers by Vitamin C	19,484
1,464	*	Performance Food Group Co	47,243
385		Pricesmart, Inc	22,753
17,265	*,e	Rite Aid Corp	12,229
389	*	Smart & Final Stores, Inc	1,844
584		Spartan Stores, Inc	10,033
2,100	*	Sprouts Farmers Market, Inc	49,371
7,942		Sysco Corp	497,646

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

784	*	United Natural Foods, Inc	$8,303
3,445	*	US Foods Holding Corp	109,000
127		Village Super Market (Class A)	3,396
13,590		Walgreens Boots Alliance, Inc	928,605
23,797		Walmart, Inc	2,216,691
148		Weis Markets, Inc	7,071

		TOTAL FOOD & STAPLES RETAILING	5,881,098

FOOD, BEVERAGE & TOBACCO - 3.5%
1,894	*,e	22nd Century Group, Inc	4,716
99		Alico, Inc	2,921
31,572		Altria Group, Inc	1,559,341
9,390		Archer Daniels Midland Co	384,708
995	e	B&G Foods, Inc (Class A)	28,765
137	*	Boston Beer Co, Inc (Class A)	32,995
846		Brown-Forman Corp	40,117
4,827		Brown-Forman Corp (Class B)	229,669
2,300		Bunge Ltd	122,912
247		Calavo Growers, Inc	18,021
486		Cal-Maine Foods, Inc	20,558
2,801		Campbell Soup Co	92,405
1,334	*,e	Castle Brands, Inc	1,135
72		Coca-Cola Bottling Co Consolidated	12,771
63,934		Coca-Cola Co	3,027,275
7,694		ConAgra Brands, Inc	164,344
2,625		Constellation Brands, Inc (Class A)	422,153
190	*	Craft Brewers Alliance, Inc	2,719
2,547	*	Darling International, Inc	49,004
1,357		Dean Foods Co	5,170
200	*	Farmer Bros Co	4,666
3,010		Flowers Foods, Inc	55,595
499		Fresh Del Monte Produce, Inc	14,107
388	*	Freshpet, Inc	12,478
9,541		General Mills, Inc	371,527
1,593	*	Hain Celestial Group, Inc	25,265
2,341		Hershey Co	250,908
4,615		Hormel Foods Corp	196,968
1,568	*	Hostess Brands, Inc	17,154
1,227		Ingredion, Inc	112,148
277		J&J Snack Foods Corp	40,051
1,901		J.M. Smucker Co	177,725
131		John B. Sanfilippo & Son, Inc	7,291
4,200		Kellogg Co	239,442
2,925		Keurig Dr Pepper, Inc	74,997
9,865		Kraft Heinz Co	424,590
2,490		Lamb Weston Holdings, Inc	183,164
364		Lancaster Colony Corp	64,377
422	*	Landec Corp	4,997
187		Limoneira Co	3,656
2,055		McCormick & Co, Inc	286,138
203	e	MGP Ingredients, Inc	11,581
3,002		Molson Coors Brewing Co (Class B)	168,592
24,187		Mondelez International, Inc	968,206
6,733	*	Monster Beverage Corp	331,398
183	*	National Beverage Corp	13,134
23,654		PepsiCo, Inc	2,613,294
25,921		Philip Morris International, Inc	1,730,486
908	*	Pilgrim’s Pride Corp	14,083
1,066	*	Post Holdings, Inc	95,013
404	*	Primo Water Corp	5,660
317		Sanderson Farms, Inc	31,475
4		Seaboard Corp	14,152
134	*	Seneca Foods Corp	3,781
937	*	Simply Good Foods Co	17,709
379	e	Tootsie Roll Industries, Inc	12,659

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

864	*	TreeHouse Foods, Inc	$43,813
78		Turning Point Brands, Inc	2,123
4,897		Tyson Foods, Inc (Class A)	261,500
340		Universal Corp	18,411
1,607		Vector Group Ltd	15,636

		TOTAL FOOD, BEVERAGE & TOBACCO	15,161,649

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
28,549		Abbott Laboratories	2,064,949
690	*	Abiomed, Inc	224,278
1,387	*	Acadia Healthcare Co, Inc	35,660
1,245	*	Accuray, Inc	4,245
119	*	Addus HomeCare Corp	8,078
1,305	*	Align Technology, Inc	273,306
2,817	*	Allscripts Healthcare Solutions, Inc	27,156
460	*	Amedisys, Inc	53,871
137	*	American Renal Associates Holdings, Inc	1,578
2,579		AmerisourceBergen Corp	191,878
725	*	AMN Healthcare Services, Inc	41,078
563	*	Angiodynamics, Inc	11,333
216	*	Anika Therapeutics, Inc	7,260
2,249	*	Antares Pharma, Inc	6,117
4,337		Anthem, Inc	1,139,026
398	*,e	Apollo Medical Holdings, Inc	7,900
712	*	athenahealth, Inc	93,934
480	*	AtriCure, Inc	14,688
27		Atrion Corp	20,009
725	*	Avanos Medical, Inc	32,473
560	*	AxoGen, Inc	11,441
8,418		Baxter International, Inc	554,073
4,418		Becton Dickinson & Co	995,464
1,877	*	BioScrip, Inc	6,701
430	*	BioTelemetry, Inc	25,680
22,844	*	Boston Scientific Corp	807,307
2,873	*	Brookdale Senior Living, Inc	19,249
590		Cantel Medical Corp	43,925
442	*	Capital Senior Living Corp	3,006
5,081		Cardinal Health, Inc	226,613
501	*	Cardiovascular Systems, Inc	14,273
977	*	Castlight Health, Inc	2,120
3,398	*	Centene Corp	391,789
5,354	*	Cerner Corp	280,764
1,570	*	Cerus Corp	7,960
245		Chemed Corp	69,404
6,238		Cigna Corp	1,184,652
240	*	Civitas Solutions, Inc	4,202
168		Computer Programs & Systems, Inc	4,217
422		Conmed Corp	27,092
818		Cooper Cos, Inc	208,181
163	*	Corvel Corp	10,060
544	*	Cross Country Healthcare, Inc	3,987
480	*	CryoLife, Inc	13,622
407	*	CryoPort, Inc	4,489
202	*	Cutera, Inc	3,438
21,335		CVS Health Corp	1,397,869
466	*,e	CytoSorbents Corp	3,765
10,325		Danaher Corp	1,064,714
2,220	*	DaVita, Inc	114,241
3,684		Dentsply Sirona, Inc	137,082
1,428	*	DexCom, Inc	171,074
1,292	*	Diplomat Pharmacy, Inc	17,390
3,469	*	Edwards Lifesciences Corp	531,347
1,608		Encompass Health Corp	99,214
737		Ensign Group, Inc	28,588

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,209	*	Evolent Health, Inc	$24,120
97	*	FONAR Corp	1,963
995	*	Genesis Health Care, Inc	1,174
665	*	GenMark Diagnostics, Inc	3,232
803	*	Glaukos Corp	45,104
1,094	*	Globus Medical, Inc	47,348
245	*	Guardant Health, Inc	9,210
886	*	Haemonetics Corp	88,644
4,612		HCA Holdings, Inc	573,963
867	*	HealthEquity, Inc	51,717
399		HealthStream, Inc	9,636
300	*,e	Helius Medical Technologies, Inc	2,748
2,474	*	Henry Schein, Inc	194,258
99	*	Heska Corp	8,524
1,196		Hill-Rom Holdings, Inc	105,906
1,310	*	HMS Holdings Corp	36,850
4,675	*	Hologic, Inc	192,142
2,289		Humana, Inc	655,753
233	*	ICU Medical, Inc	53,504
1,446	*	IDEXX Laboratories, Inc	268,985
263	*	Inogen Inc	32,657
978	*,e	Inovalon Holdings, Inc	13,868
127	*	Inspire Medical Systems, Inc	5,366
908	*	Insulet Corp	72,023
472	*	Integer Holding Corp	35,995
1,162	*	Integra LifeSciences Holdings Corp	52,406
100	*	IntriCon Corp	2,638
1,852	*	Intuitive Surgical, Inc	886,960
463		Invacare Corp	1,991
383	*	iRhythm Technologies, Inc	26,611
1,743	*	Laboratory Corp of America Holdings	220,245
465	*	Lantheus Holdings, Inc	7,277
236		LeMaitre Vascular, Inc	5,579
490	*	LHC Group, Inc	46,001
755	*	LivaNova plc	69,060
426	*	Magellan Health Services, Inc	24,235
849	*	Masimo Corp	91,157
3,381		McKesson Corp	373,499
1,067	*	Medidata Solutions, Inc	71,937
1,425	*	MEDNAX, Inc	47,025
22,579		Medtronic plc	2,053,786
646		Meridian Bioscience, Inc	11,215
985	*	Merit Medical Systems, Inc	54,973
992	*	Molina Healthcare, Inc	115,290
274	*,e	NantHealth, Inc	149
173		National Healthcare Corp	13,572
208		National Research Corp	7,933
500	*	Natus Medical, Inc	17,015
780	*	Neogen Corp	44,460
100	*	Neuronetics, Inc	1,935
613	*	Nevro Corp	23,840
818	*	NextGen Healthcare, Inc	12,393
1,159	*	Novocure Ltd	38,803
791	*	NuVasive, Inc	39,202
229	*	Nuvectra Corp	3,742
1,011	*	NxStage Medical, Inc	28,935
575	*	Omnicell, Inc	35,213
873	*	OraSure Technologies, Inc	10,197
267	*	Orthofix International NV	14,015
112	*	OrthoPediatrics Corp	3,907
942		Owens & Minor, Inc	5,963
346	*	Oxford Immunotec Global plc	4,422
1,530		Patterson Cos, Inc	30,080
496	*	Penumbra, Inc	60,611

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

113	*,e	PetIQ, Inc	$2,652
1,204	*	Premier, Inc	44,969
199	*	Providence Service Corp	11,944
1,223	e	Pulse Biosciences, Inc	14,016
2,225		Quest Diagnostics, Inc	185,276
528	*	Quidel Corp	25,777
2,913	*	Quorum Health Corp	8,419
1,555	*	R1 RCM, Inc	12,362
576	*	RadNet, Inc	5,858
2,353		Resmed, Inc	267,936
726	*,e	Rockwell Medical, Inc	1,641
837	*	RTI Biologics, Inc	3,097
250	*	SeaSpine Holdings Corp	4,560
1,678	*	Select Medical Holdings Corp	25,757
1,097	*,e	Senseonics Holdings, Inc	2,841
141	*	SI-BONE, Inc	2,945
220	*	Sientra, Inc	2,796
166		Simulations Plus, Inc	3,303
646	*	Staar Surgical Co	20,614
1,419		STERIS Plc	151,620
5,698		Stryker Corp	893,161
328	*	Surgery Partners, Inc	3,211
300	*	SurModics, Inc	14,178
280	*	Tabula Rasa HealthCare, Inc	17,853
280	*	Tactile Systems Technology, Inc	12,754
1,107	*	Tandem Diabetes Care, Inc	42,033
1,001	*	Teladoc, Inc	49,620
786		Teleflex, Inc	203,165
1,657	*	Tenet Healthcare Corp	28,401
569	*	Tivity Health, Inc	14,117
2,530	*,e	TransEnterix, Inc	5,718
360	*	Triple-S Management Corp (Class B)	6,260
15,967		UnitedHealth Group, Inc	3,977,699
1,403		Universal Health Services, Inc (Class B)	163,534
187		US Physical Therapy, Inc	19,139
49		Utah Medical Products, Inc	4,071
587	*	Varex Imaging Corp	13,900
1,596	*	Varian Medical Systems, Inc	180,843
2,071	*	Veeva Systems, Inc	184,982
427	*,e	ViewRay, Inc	2,592
433	*	Vocera Communications, Inc	17,039
820	*	WellCare Health Plans, Inc	193,594
1,214		West Pharmaceutical Services, Inc	119,008
2,118	*	Wright Medical Group NV	57,652
3,451		Zimmer Biomet Holdings, Inc	357,938

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	27,221,617

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
160	*	Central Garden & Pet Co	5,512
580	*	Central Garden and Pet Co (Class A)	18,125
4,108		Church & Dwight Co, Inc	270,142
2,093		Clorox Co	322,615
14,201		Colgate-Palmolive Co	845,244
7,842		Coty, Inc	51,444
893	*	Edgewell Personal Care Co	33,354
326	*,e	elf Beauty, Inc	2,823
957		Energizer Holdings, Inc	43,209
3,645		Estee Lauder Cos (Class A)	474,214
1,873	*	Herbalife Ltd	110,413
253		Inter Parfums, Inc	16,589
5,805		Kimberly-Clark Corp	661,422
160		Medifast, Inc	20,003
111	e	Natural Health Trends Corp	2,052
140	*	Nature’s Sunshine Products, Inc	1,141

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

992		Nu Skin Enterprises, Inc (Class A)	$60,839
80		Oil-Dri Corp of America	2,120
41,591		Procter & Gamble Co	3,823,045
185	*	Revlon, Inc (Class A)	4,660
680		Spectrum Brands Holdings, Inc	28,730
180	*	USANA Health Sciences, Inc	21,191
215		WD-40 Co	39,401

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	6,858,288

INSURANCE - 4.1%
12,815		Aflac, Inc	583,851
232		Alleghany Corp	144,610
5,748		Allstate Corp	474,957
699	*	AMBAC Financial Group, Inc	12,051
1,557		American Equity Investment Life Holding Co	43,503
1,241		American Financial Group, Inc	112,348
14,902		American International Group, Inc	587,288
114		American National Insurance Co	14,505
299		Amerisafe, Inc	16,950
4,084		Aon plc	593,650
6,531	*	Arch Capital Group Ltd	174,508
509		Argo Group International Holdings Ltd	34,230
3,090		Arthur J. Gallagher & Co	227,733
930		Aspen Insurance Holdings Ltd	39,051
856		Assurant, Inc	76,561
1,876		Assured Guaranty Ltd	71,813
2,832	*	Athene Holding Ltd	112,799
1,308		Axis Capital Holdings Ltd	67,545
32,516	*	Berkshire Hathaway, Inc (Class B)	6,639,117
1,957	*	Brighthouse Financial, Inc	59,649
3,924		Brown & Brown, Inc	108,145
7,737		Chubb Ltd	999,466
2,548		Cincinnati Financial Corp	197,266
712	*,e	Citizens, Inc (Class A)	5,354
426		CNA Financial Corp	18,808
2,753		Conseco, Inc	40,965
300		Crawford & Co (Class B)	2,700
143		Donegal Group, Inc (Class A)	1,951
264	*	eHealth, Inc	10,143
124		EMC Insurance Group, Inc	3,949
488		Employers Holdings, Inc	20,481
247	*	Enstar Group Ltd	41,390
490		Erie Indemnity Co (Class A)	65,322
706		Everest Re Group Ltd	153,739
150		FBL Financial Group, Inc (Class A)	9,848
201		FedNat Holding Co	4,004
1,977		First American Financial Corp	88,253
4,270		FNF Group	134,249
7,696	*	Genworth Financial, Inc (Class A)	35,863
104		Global Indemnity Ltd	3,768
161	*,e	Goosehead Insurance, Inc	4,233
463	*	Greenlight Capital Re Ltd (Class A)	3,991
198	*	Hallmark Financial Services	2,117
664		Hanover Insurance Group, Inc	77,535
5,901		Hartford Financial Services Group, Inc	262,299
121		HCI Group, Inc	6,148
161	*,e	Health Insurance Innovations, Inc	4,304
362	e	Heritage Insurance Holdings, Inc	5,329
637		Horace Mann Educators Corp	23,856
90		Independence Holding Co	3,168
23		Investors Title Co	4,064
648		James River Group Holdings Ltd	23,678
818		Kemper Corp	54,299
123		Kingstone Cos, Inc	2,176

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

497		Kinsale Capital Group, Inc	$27,613
3,740		Lincoln National Corp	191,899
4,769		Loews Corp	217,085
910		Maiden Holdings Ltd	1,501
224	*	Markel Corp	232,523
8,427		Marsh & McLennan Cos, Inc	672,053
2,003	*	MBIA, Inc	17,867
429		Mercury General Corp	22,184
14,071		Metlife, Inc	577,755
742		National General Holdings Corp	17,964
35		National Western Life Group, Inc	10,525
532		Navigators Group, Inc	36,969
158	*	NI Holdings, Inc	2,485
4,481		Old Republic International Corp	92,174
727		Primerica, Inc	71,035
4,749		Principal Financial Group	209,763
820		ProAssurance Corp	33,259
9,763		Progressive Corp	589,002
144		Protective Insurance Corp	2,398
7,015		Prudential Financial, Inc	572,073
1,056		Reinsurance Group of America, Inc (Class A)	148,083
697		RenaissanceRe Holdings Ltd	93,189
600		RLI Corp	41,394
227		Safety Insurance Group, Inc	18,571
874		Selective Insurance Group, Inc	53,262
243		State Auto Financial Corp	8,272
351		Stewart Information Services Corp	14,531
1,153	*	Third Point Reinsurance Ltd	11,115
433		Tiptree Financial, Inc	2,420
1,809		Torchmark Corp	134,825
4,467		Travelers Cos, Inc	534,923
342	*,e	Trupanion, Inc	8,707
338		United Fire & Casualty Co	18,742
255		United Insurance Holdings Corp	4,238
503		Universal Insurance Holdings, Inc	19,074
3,600		UnumProvident Corp	105,768
1,489		W.R. Berkley Corp	110,052
56		White Mountains Insurance Group Ltd	48,031
2,214		Willis Towers Watson plc	336,218

		TOTAL INSURANCE	17,819,122

MATERIALS - 3.0%
450	*	A Schulman, Inc	860
324	e	Advanced Emissions Solutions, Inc	3,418
461	*	AdvanSix, Inc	11,221
332	*,e	AgroFresh Solutions, Inc	1,258
3,683		Air Products & Chemicals, Inc	589,464
6,324	*,e	AK Steel Holding Corp	14,229
1,889		Albemarle Corp	145,585
3,306	*	Alcoa Corp	87,874
2,222	*	Allegheny Technologies, Inc	48,373
429		American Vanguard Corp	6,517
2,424	*,e	Amyris, Inc	8,096
1,121		Aptargroup, Inc	105,452
271		Ardagh Group S.A.	3,003
943		Ashland Global Holdings, Inc	66,915
1,514		Avery Dennison Corp	136,003
3,458	*	Axalta Coating Systems Ltd	80,986
485		Balchem Corp	38,000
5,623		Ball Corp	258,546
1,456		Bemis Co, Inc	66,830
2,289	*	Berry Plastics Group, Inc	108,796
597		Boise Cascade Co	14,238
953		Cabot Corp	40,922

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

723		Carpenter Technology Corp	$25,746
2,318		Celanese Corp (Series A)	208,550
831	*	Century Aluminum Co	6,075
3,995		CF Industries Holdings, Inc	173,822
111		Chase Corp	11,106
2,911		Chemours Co	82,148
261	*	Clearwater Paper Corp	6,361
4,904	*	Cleveland-Cliffs, Inc	37,712
2,861	*	Coeur Mining, Inc	12,789
1,801		Commercial Metals Co	28,852
532		Compass Minerals International, Inc	22,179
2,049	*	Crown Holdings, Inc	85,177
976		Domtar Corp	34,287
38,729		DowDuPont, Inc	2,071,227
735		Eagle Materials, Inc	44,857
2,397		Eastman Chemical Co	175,245
4,238		Ecolab, Inc	624,469
1,255	*	Ferro Corp	19,678
1,000	*	Ferroglobe plc	0
835	*,e	Flotek Industries, Inc	910
2,292		FMC Corp	169,516
325	*,e	Forterra, Inc	1,222
24,379		Freeport-McMoRan Copper & Gold, Inc (Class B)	251,348
400		FutureFuel Corp	6,344
1,119	*	GCP Applied Technologies, Inc	27,471
816		Gold Resource Corp	3,264
4,828		Graphic Packaging Holding Co	51,370
87		Greif, Inc	3,863
395		Greif, Inc (Class A)	14,658
784		H.B. Fuller Co	33,453
142		Hawkins, Inc	5,815
193		Haynes International, Inc	5,095
7,106		Hecla Mining Co	16,770
3,508		Huntsman Corp	67,669
658	*	Ingevity Corp	55,068
294		Innophos Holdings, Inc	7,212
373		Innospec, Inc	23,037
1,651		International Flavors & Fragrances, Inc	221,680
7,009		International Paper Co	282,883
1,493	*	Intrepid Potash, Inc	3,882
261		Kaiser Aluminum Corp	23,305
315	*	Koppers Holdings, Inc	5,368
468	*	Kraton Polymers LLC	10,221
357		Kronos Worldwide, Inc	4,113
9,251		Linde plc	1,443,526
389	*	Livent Corp	5,368
2,555		Louisiana-Pacific Corp	56,772
406	*	LSB Industries, Inc	2,241
5,309		LyondellBasell Industries AF S.C.A	441,496
8,475	*	Marrone Bio Innovations, Inc	12,458
1,050		Martin Marietta Materials, Inc	180,464
300		Materion Corp	13,497
741		Minerals Technologies, Inc	38,043
5,897		Mosaic Co	172,251
371		Myers Industries, Inc	5,606
257		Neenah Paper, Inc	15,142
116		NewMarket Corp	47,802
8,626		Newmont Mining Corp	298,891
5,183		Nucor Corp	268,531
3,054		Olin Corp	61,416
163		Olympic Steel, Inc	2,326
694	*	Omnova Solutions, Inc	5,087
2,868	*	Owens-Illinois, Inc	49,444
1,586		Packaging Corp of America	132,368
658		PH Glatfelter Co	6,422

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,394	*	Platform Specialty Products Corp	$35,060
1,269		PolyOne Corp	36,293
4,076		PPG Industries, Inc	416,689
462	*	PQ Group Holdings, Inc	6,842
201		Quaker Chemical Corp	35,720
1,995	*,e	Ramaco Resources, Inc	9,875
877		Rayonier Advanced Materials, Inc	9,340
1,105		Reliance Steel & Aluminum Co	78,643
1,100		Royal Gold, Inc	94,215
2,208		RPM International, Inc	129,786
272	*	Ryerson Holding Corp	1,724
421		Schnitzer Steel Industries, Inc (Class A)	9,073
438		Schweitzer-Mauduit International, Inc	10,972
716		Scotts Miracle-Gro Co (Class A)	44,005
2,697		Sealed Air Corp	93,963
694		Sensient Technologies Corp	38,760
1,384		Sherwin-Williams Co	544,549
1,161		Silgan Holdings, Inc	27,423
1,720		Sonoco Products Co	91,384
1,302		Southern Copper Corp (NY)	40,063
3,643		Steel Dynamics, Inc	109,436
302		Stepan Co	22,348
1,996	*	Summit Materials, Inc	24,750
1,010	*	SunCoke Energy, Inc	8,636
146		Synalloy Corp	2,422
4,844	*	Tahoe Resources, Inc	17,681
717	*	TimkenSteel Corp	6,267
322	*	Trecora Resources	2,512
394		Tredegar Corp	6,249
733		Trinseo S.A.	33,557
1,458		Tronox Ltd	11,343
97	*	UFP Technologies, Inc	2,914
30		United States Lime & Minerals, Inc	2,130
3,129		United States Steel Corp	57,073
144	*	Universal Stainless & Alloy	2,334
238	*	US Concrete, Inc	8,397
592		Valhi, Inc	1,143
3,141		Valvoline, Inc	60,778
1,196	*	Verso Corp	26,790
2,165		Vulcan Materials Co	213,902
610		Warrior Met Coal, Inc	14,707
559		Westlake Chemical Corp	36,989
4,211		WestRock Co	159,007
702		Worthington Industries, Inc	24,458
1,067		WR Grace and Co	69,259

		TOTAL MATERIALS	12,741,015

MEDIA & ENTERTAINMENT - 7.0%
12,670		Activision Blizzard, Inc	590,042
5,014	*	Alphabet, Inc (Class A)	5,239,429
5,111	*	Alphabet, Inc (Class C)	5,293,003
855		AMC Entertainment Holdings, Inc	10,499
741	*	AMC Networks, Inc	40,666
76		Beasley Broadcasting Group, Inc	285
698	*	Boston Omaha Corp	16,333
72		Cable One, Inc	59,047
253	*	Care.com, Inc	4,885
788	*	Cargurus, Inc	26,579
1,131	*	Cars.com, Inc	24,316
5,577		CBS Corp (Class B)	243,826
1,847	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	5,135
2,917	*	Charter Communications, Inc	831,257
1,638		Cinemark Holdings, Inc	58,640
566		Clear Channel Outdoor Holdings, Inc (Class A)	2,938

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

76,199		Comcast Corp (Class A)	$2,594,576
17	*,e	Daily Journal Corp	3,978
2,851	*	Discovery, Inc (Class A)	70,534
6,054	*	Discovery, Inc (Class C)	139,726
3,453	*	DISH Network Corp (Class A)	86,221
5,069	*	Electronic Arts, Inc	399,995
235		Emerald Expositions Events, Inc	2,900
2,009		Entercom Communications Corp (Class A)	11,471
1,005		Entravision Communications Corp (Class A)	2,925
454	*,e	Eros International plc	3,764
916		EW Scripps Co (Class A)	14,409
39,914	*	Facebook, Inc	5,232,326
218	*	Fluent, Inc	785
1,767		Gannett Co, Inc	15,073
1,557	*	GCI Liberty, Inc	64,086
1,606	*	Glu Mobile, Inc	12,960
1,876	*	Gray Television, Inc	27,652
248	*	Hemisphere Media Group, Inc	3,011
1,205	*	IAC/InterActiveCorp	220,563
902	*	Imax Corp	16,967
6,297		Interpublic Group of Cos, Inc	129,907
693		John Wiley & Sons, Inc (Class A)	32,550
170	*	Liberty Braves Group (Class A)	4,240
525	*	Liberty Braves Group (Class C)	13,067
392	*	Liberty Broadband Corp (Class A)	28,150
1,723	*	Liberty Broadband Corp (Class C)	124,108
1,811	*	Liberty Latin America Ltd	26,386
681	*	Liberty Latin America Ltd (Class A)	9,861
398	*	Liberty Media Group (Class A)	11,829
3,180	*	Liberty Media Group (Class C)	97,626
1,395	*	Liberty SiriusXM Group (Class A)	51,336
2,800	*	Liberty SiriusXM Group (Class C)	103,544
1,108	*	Liberty TripAdvisor Holdings, Inc	17,606
786	e	Lions Gate Entertainment Corp (Class A)	12,655
1,548	e	Lions Gate Entertainment Corp (Class B)	23,034
2,254	*	Live Nation, Inc	111,009
439	*,e	LiveXLive Media, Inc	2,173
200	*	Loral Space & Communications, Inc	7,450
306	*	Madison Square Garden Co	81,916
294		Marcus Corp	11,613
831	e	Match Group, Inc	35,542
884	*	MDC Partners, Inc	2,307
1,034	*	Meet Group, Inc	4,787
597	e	Meredith Corp	31,008
934	*	MSG Networks, Inc	22,005
970		National CineMedia, Inc	6,286
6,945	*	NetFlix, Inc	1,858,899
804		New Media Investment Group, Inc	9,302
2,452		New York Times Co (Class A)	54,655
6,379		News Corp (Class A)	72,402
1,884		News Corp (Class B)	21,760
706		Nexstar Broadcasting Group, Inc (Class A)	55,520
3,754		Omnicom Group, Inc	274,943
5,413	*	Pandora Media, Inc	43,791
583	*	QuinStreet, Inc	9,462
444	*	Reading International, Inc	6,456
279	*	Rosetta Stone, Inc	4,576
51		Saga Communications, Inc	1,695
438		Scholastic Corp	17,634
1,071		Sinclair Broadcast Group, Inc (Class A)	28,210
21,148	e	Sirius XM Holdings, Inc	120,755
1,927	*	Take-Two Interactive Software, Inc	198,365
317	*	TechTarget, Inc	3,871
3,394		TEGNA, Inc	36,893

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,489		Tribune Co	$67,571
414	*	Tribune Publishing Co	4,695
1,758	*	TripAdvisor, Inc	94,827
963	*	TrueCar, Inc	8,725
17,394		Twenty-First Century Fox, Inc	836,999
8,179		Twenty-First Century Fox, Inc (Class B)	390,793
11,820	*	Twitter, Inc	339,707
150		Viacom, Inc	4,171
5,848		Viacom, Inc (Class B)	150,294
24,874		Walt Disney Co	2,727,434
341	*	WideOpenWest, Inc	2,431
695		World Wrestling Entertainment, Inc (Class A)	51,930
1,209	*	Yelp, Inc	42,303
820	*	Zillow Group, Inc	25,773
1,956	*,e	Zillow Group, Inc (Class C)	61,770
11,803	*	Zynga, Inc	46,386

		TOTAL MEDIA & ENTERTAINMENT	30,047,795

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
25,274		AbbVie, Inc	2,330,010
404	*,e	Abeona Therapeutics, Inc	2,885
1,514	*	Acadia Pharmaceuticals, Inc	24,481
406	*,e	Accelerate Diagnostics, Inc	4,669
492	*	Acceleron Pharma, Inc	21,427
8,051	*,e	Achaogen, Inc	9,903
1,810	*	Achillion Pharmaceuticals, Inc	2,878
319	*	Aclaris Therapeutics, Inc	2,357
662	*	Acorda Therapeutics, Inc	10,314
265	*	Adamas Pharmaceuticals, Inc	2,263
6,048	*	Aduro Biotech, Inc	15,967
883	*	Adverum Biotechnologies, Inc	2,781
1,425	*	Aeglea BioTherapeutics, Inc	10,673
702	*	Aerie Pharmaceuticals, Inc	25,342
1,104	*,e	Agenus, Inc	2,628
120	*,e	AgeX Therapeutics, Inc	359
5,456		Agilent Technologies, Inc	368,062
823	*	Agios Pharmaceuticals, Inc	37,949
554	*	Aimmune Therapeutics, Inc	13,252
239	*,e	Akcea Therapeutics, Inc	7,203
1,079	*	Akebia Therapeutics, Inc	5,967
1,391	*	Akorn, Inc	4,715
147	*	Albireo Pharma, Inc	3,606
965	*	Alder Biopharmaceuticals, Inc	9,891
355	*	Aldeyra Therapeutics, Inc	2,946
3,495	*	Alexion Pharmaceuticals, Inc	340,273
2,380	*	Alkermes plc	70,234
140	*,e	Allakos, Inc	7,318
5,650		Allergan plc	755,179
356	*	Allogene Therapeutics, Inc	9,587
1,548	*	Alnylam Pharmaceuticals, Inc	112,865
533	*	AMAG Pharmaceuticals, Inc	8,096
10,791		Amgen, Inc	2,100,684
2,936	*	Amicus Therapeutics, Inc	28,127
2,013	*	Amneal Pharmaceuticals, Inc	27,236
552	*	Amphastar Pharmaceuticals, Inc	10,985
6,494	*,e	Ampio Pharmaceuticals, Inc	2,564
305	*	AnaptysBio, Inc	19,456
121	*	ANI Pharmaceuticals, Inc	5,447
582	*	Apellis Pharmaceuticals, Inc	7,677
211	*	Aptinyx, Inc	3,490
626	*	Aratana Therapeutics, Inc	3,837
574	*	Arbutus Biopharma Corp	2,198
524	*	Arcus Biosciences, Inc	5,643
650	*	Ardelyx, Inc	1,164

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

884	*	Arena Pharmaceuticals, Inc	$34,432
1,405	*	Arqule, Inc	3,892
3,325	*	Array Biopharma, Inc	47,381
1,400	*,e	Arrowhead Research Corp	17,388
4,491	*	Arsanis, Inc	10,419
216	*	Assembly Biosciences, Inc	4,886
928	*	Assertio Therapeutics, Inc.	3,350
719	*	Atara Biotherapeutics, Inc	24,978
673	*,e	Athenex, Inc	8,540
1,583	*,e	Athersys, Inc	2,280
516	*	Audentes Therapeutics, Inc	11,001
1,650	*,e	AVEO Pharmaceuticals, Inc	2,640
813	*	Avid Bioservices, Inc	3,333
105	*	Avrobio, Inc	1,748
419	*	Bellicum Pharmaceuticals, Inc	1,223
1,257	*	BioCryst Pharmaceuticals, Inc	10,144
3,356	*	Biogen Idec, Inc	1,009,888
451	*	Biohaven Pharmaceutical Holding Co Ltd	16,678
2,842	*	BioMarin Pharmaceutical, Inc	241,996
379	*	Bio-Rad Laboratories, Inc (Class A)	88,011
89	*	Biospecifics Technologies Corp	5,393
578		Bio-Techne Corp	83,648
1,211	*,e	BioTime, Inc	1,106
829	*	Bluebird Bio, Inc	82,237
676	*	Blueprint Medicines Corp	36,443
27,282		Bristol-Myers Squibb Co	1,418,118
1,641		Bruker BioSciences Corp	48,853
470	*	Calithera Biosciences, Inc	1,885
127	*	Calyxt, Inc	1,316
504	*	Cambrex Corp	19,031
425	*,e	Cara Therapeutics Inc	5,525
519	*	CareDx, Inc	13,048
807	*	CASI Pharmaceuticals, Inc	3,244
2,296	*	Catalent, Inc	71,589
1,294	*	Catalyst Biosciences, Inc	10,210
1,095	*	Catalyst Pharmaceuticals, Inc	2,102
102	*	Celcuity, Inc	2,447
11,767	*	Celgene Corp	754,147
776	*,e	Cellular Biomedicine Group, Inc	13,704
728	*	Charles River Laboratories International, Inc	82,395
402	*	ChemoCentryx, Inc	4,386
913	*	Chimerix, Inc	2,346
3,917	*,e	ChromaDex Corp	13,435
8,957	*,e	Clearside Biomedical, Inc	9,584
747	*,e	Clovis Oncology, Inc	13,416
646	*	Codexis, Inc	10,788
359	*,e	Cohbar, Inc	1,116
601	*	Coherus Biosciences, Inc	5,439
351	*,e	Collegium Pharmaceutical, Inc	6,027
271	*	Concert Pharmaceuticals Inc	3,401
708	*,e	Corbus Pharmaceuticals Holdings, Inc	4,135
1,401	*,e	Corcept Therapeutics, Inc	18,717
478	*,e	Corium International, Inc	86
145	*	Corvus Pharmaceuticals, Inc	532
107	*,e	Crinetics Pharmaceuticals, Inc	3,209
828	*,e	CTI BioPharma Corp	607
288	*,e	Cue Biopharma, Inc	1,354
949	*	Cymabay Therapeutics, Inc	7,469
639	*	Cytokinetics, Inc	4,038
459	*	CytomX Therapeutics, Inc	6,931
127	*	Deciphera Pharmaceuticals, Inc	2,666
957	*,e	Denali Therapeutics, Inc	19,772
587	*	Dermira, Inc	4,221
716	*	Dicerna Pharmaceuticals Inc	7,654
520	*,e	Dova Pharmaceuticals, Inc	3,942

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,721	*	Durect Corp	$1,315
1,036	*	Dynavax Technologies Corp	9,479
122	*	Eagle Pharmaceuticals, Inc	4,915
736	*	Editas Medicine, Inc	16,744
1,214	*	Elanco Animal Health, Inc	38,277
15,881		Eli Lilly & Co	1,837,749
348	*	Eloxx Pharmaceuticals, Inc	4,179
709	*	Emergent Biosolutions, Inc	42,030
232	*	Enanta Pharmaceuticals, Inc	16,433
3,476	*	Endo International plc	25,375
623	*	Enzo Biochem, Inc	1,732
620	*	Epizyme, Inc	3,819
623	*,e	Esperion Thereapeutics, Inc	28,658
231	*,e	Evelo Biosciences, Inc	3,005
159	*	Evolus, Inc	1,892
2,103	*	Exact Sciences Corp	132,699
5,221	*	Exelixis, Inc	102,697
835	*	Fate Therapeutics, Inc	10,713
1,429	*	Fennec Pharmaceuticals, Inc	9,117
1,241	*	FibroGen, Inc	57,433
428	*	Five Prime Therapeutics, Inc	3,980
438	*,e	Flexion Therapeutics Inc	4,958
515	*	Fluidigm Corp	4,439
137	*	Forty Seven, Inc	2,154
336	*	G1 Therapeutics, Inc	6,434
303	*	Genomic Health, Inc	19,516
2,277	*,e	Geron Corp	2,277
21,571		Gilead Sciences, Inc	1,349,266
805	*	Global Blood Therapeutics, Inc	33,045
541	*	GlycoMimetics Inc	5,123
2,005	*	Halozyme Therapeutics, Inc	29,333
2,728	*	Harvard Bioscience, Inc	8,675
1,027	*	Heron Therapeutics, Inc	26,640
188	*,e	Homology Medicines, Inc	4,204
2,514	*	Horizon Pharma plc	49,124
343	*	Idera Pharmaceuticals, Inc	950
2,433	*	Illumina, Inc	729,730
629	*	Immune Design Corp	818
2,066	*	Immunogen, Inc	9,917
2,121	*,e	Immunomedics, Inc	30,267
2,861	*	Incyte Corp	181,931
718	*,e	Innovate Biopharmaceuticals, Inc	1,659
1,186	*	Innoviva, Inc	20,696
1,045	*	Inovio Pharmaceuticals, Inc	4,180
1,335	*	Insmed, Inc	17,515
340	*,e	Insys Therapeutics, Inc	1,190
536	*	Intellia Therapeutics, Inc	7,316
353	*	Intercept Pharmaceuticals, Inc	35,579
388	*	Intersect ENT, Inc	10,934
527	*	Intra-Cellular Therapies, Inc	6,003
861	*,e	Intrexon Corp	5,631
1,569	*	Invitae Corp	17,353
2,281	*	Ionis Pharmaceuticals, Inc	123,311
1,361	*	Iovance Biotherapeutics, Inc	12,045
2,693	*	IQVIA Holdings, Inc	312,846
2,083	*	Ironwood Pharmaceuticals, Inc	21,580
941	*	Jazz Pharmaceuticals plc	116,646
45,062		Johnson & Johnson	5,815,251
3,171	*	Jounce Therapeutics, Inc	10,686
1,126	*,e	Kadmon Holdings, Inc	2,342
127	*	Kala Pharmaceuticals, Inc	621
499	*	Karyopharm Therapeutics, Inc	4,676
337	*	Kindred Biosciences Inc	3,690
99	*	Kiniksa Pharmaceuticals Ltd	2,781
217	*	Kura Oncology, Inc	3,047

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

268	*,e	La Jolla Pharmaceutical Co	$2,527
429	*,e	Lannett Co, Inc	2,128
657	*,e	Lexicon Pharmaceuticals, Inc	4,362
305	*	Ligand Pharmaceuticals, Inc (Class B)	41,389
429	*	Loxo Oncology, Inc	60,090
628		Luminex Corp	14,513
515	*	MacroGenics, Inc	6,541
93	*,e	Madrigal Pharmaceuticals, Inc	10,483
1,553	*	Mallinckrodt plc	24,537
2,279	*,e	MannKind Corp	2,416
592	*,e	Marinus Pharmaceuticals, Inc	1,699
1,076	*	Medicines Co	20,595
458	*,e	MediciNova, Inc	3,742
358	*	Medpace Holdings, Inc	18,949
128	*	Melinta Therapeutics, Inc	101
98	*	Menlo Therapeutics, Inc	404
2,722	*,e	Mersana Therapeutics, Inc	11,106
396	*	Mettler-Toledo International, Inc	223,970
553	*	Minerva Neurosciences, Inc	3,727
216	*,e	Miragen Therapeutics, Inc	654
291	*	Mirati Therapeutics, Inc	12,344
1,150	*	Momenta Pharmaceuticals, Inc	12,696
8,764	*	Mylan NV	240,134
491	*	MyoKardia, Inc	23,990
1,032	*	Myriad Genetics, Inc	30,000
276	*	NanoString Technologies, Inc	4,093
484	*,e	NantKwest, Inc	561
482	*	Natera, Inc	6,729
2,571	*	Nektar Therapeutics	84,509
820	*	NeoGenomics, Inc	10,340
297	*,e	Neos Therapeutics, Inc	490
1,442	*	Neurocrine Biosciences, Inc	102,973
298	*	NewLink Genetics Corp	453
4,132	*,e	Novavax, Inc	7,603
416	*,e	Nymox Pharmaceutical Corp	545
362	*	Ocular Therapeutix, Inc	1,441
107	*,e	Odonate Therapeutics, Inc	1,507
652	*,e	Omeros Corp	7,263
5,196	*	Opko Health, Inc	15,640
258	*,e	Optinose, Inc	1,600
1,615	*,e	Organovo Holdings, Inc	1,546
1,907	*	Ovid therapeutics, Inc	4,615
3,121	*	Pacific Biosciences of California, Inc	23,095
609	*	Pacira Pharmaceuticals, Inc	26,199
14,286	*	Palatin Technologies, Inc	10,120
374	*,e	Paratek Pharmaceuticals, Inc	1,919
2,346	*	PDL BioPharma, Inc	6,803
1,920		PerkinElmer, Inc	150,816
2,143		Perrigo Co plc	83,041
2,778	*	Pfenex, Inc	8,862
97,377		Pfizer, Inc	4,250,506
293		Phibro Animal Health Corp	9,423
529	*	Pieris Pharmaceuticals, Inc	1,407
140	*,e	PolarityTE, Inc	1,889
1,084	*,e	Portola Pharmaceuticals, Inc	21,160
926	*	PRA Health Sciences, Inc	85,155
817	*	Prestige Brands Holdings, Inc	25,229
95	*	Principia Biopharma, Inc	2,602
1,110	*	Progenics Pharmaceuticals, Inc	4,662
5,051	*,e	Proteostasis Therapeutics, Inc	16,365
594	*	Prothena Corp plc	6,118
729	*	PTC Therapeutics, Inc	25,019
453	*	Puma Biotechnology, Inc	9,219
3,585	*	QIAGEN NV	123,503
141	*	Quanterix Corp	2,582

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

177	*	Ra Pharmaceuticals, Inc	$3,221
582	*	Radius Health, Inc	9,597
350	*	Reata Pharmaceuticals, Inc	19,635
183	*	Recro Pharma, Inc	1,299
1,327	*	Regeneron Pharmaceuticals, Inc	495,635
641	*	REGENXBIO, Inc	26,890
526	*	Repligen Corp	27,741
594	*	Retrophin, Inc	13,442
352	*	Revance Therapeutics, Inc	7,086
147	*	Rhythm Pharmaceuticals, Inc	3,951
1,863	*	Rigel Pharmaceuticals, Inc	4,285
337	*,e	Rocket Pharmaceuticals, Inc	4,994
186	*,e	Rubius Therapeutics, Inc	2,991
721	*	Sage Therapeutics, Inc	69,065
1,935	*	Sangamo Biosciences, Inc	22,214
1,127	*	Sarepta Therapeutics, Inc	122,990
404	*	Savara, Inc	3,058
43,683		Schering-Plough Corp	3,337,818
104	*	Scholar Rock Holding Corp	2,389
1,816	*	Seattle Genetics, Inc	102,895
190	*,e	Selecta Biosciences, Inc	505
309	*	Seres Therapeutics, Inc	1,397
243	*	Sienna Biopharmaceuticals, Inc	564
842	*,e	SIGA Technologies, Inc	6,652
146	*,e	Solid Biosciences, Inc	3,913
5,304	*,e	Sorrento Therapeutics, Inc	12,730
483	*	Spark Therapeutics, Inc	18,905
1,594	*	Spectrum Pharmaceuticals, Inc	13,948
232	*	Spring Bank Pharmaceuticals, Inc	2,410
334	*	Stemline Therapeutics, Inc	3,173
725	*	Supernus Pharmaceuticals, Inc	24,085
152	*	Syndax Pharmaceuticals, Inc	676
1,109	*	Syneos Health, Inc	43,639
1,588	*	Synlogic, Inc	11,132
204	*	Syros Pharmaceuticals, Inc	1,136
416	*,e	T2 Biosystems, Inc	1,252
648	*,e	Teligent, Inc	888
887	*,e	TESARO, Inc	65,860
573	*	Tetraphase Pharmaceuticals, Inc	647
748	*,e	TG Therapeutics, Inc	3,067
2,459	*,e	TherapeuticsMD, Inc	9,369
661	*,e	Theravance Biopharma, Inc	16,915
6,681		Thermo Fisher Scientific, Inc	1,495,141
133	*	Tocagen, Inc	1,092
204	*	Tricida, Inc	4,810
4,055	*,e	Tyme Technologies, Inc	14,963
757	*	Ultragenyx Pharmaceutical, Inc	32,914
696	*	United Therapeutics Corp	75,794
415	*,e	UNITY Biotechnology, Inc	6,748
677	*	Vanda Pharmaceuticals, Inc	17,690
353	*	Veracyte, Inc	4,441
850	*,e	Verastem, Inc	2,856
597	*	Vericel Corp	10,388
4,234	*	Vertex Pharmaceuticals, Inc	701,616
1,907	*,e	Viking Therapeutics, Inc	14,589
282	*	Voyager Therapeutics, Inc	2,651
1,265	*	Waters Corp	238,642
504	*,e	WaVe Life Sciences Pte Ltd	21,188
743	*	Xencor Inc	26,867
117	*	Y-mAbs Therapeutics, Inc	2,380
1,723	*	Zafgen, Inc	8,529
2,318	*,e	ZIOPHARM Oncology, Inc	4,335
8,045		Zoetis, Inc	688,169
629	*	Zogenix, Inc	22,933

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	36,052,622

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 3.8%
1,300		Acadia Realty Trust	$30,888
632		Agree Realty Corp	37,364
1,021		Alexander & Baldwin, Inc	18,766
57		Alexander’s, Inc	17,370
1,739		Alexandria Real Estate Equities, Inc	200,402
196	*,e	Altisource Portfolio Solutions S.A.	4,408
714		American Assets Trust, Inc	28,681
2,413		American Campus Communities, Inc	99,874
4,773		American Homes 4 Rent	94,744
7,305		American Tower Corp	1,155,578
1,336		Americold Realty Trust	34,121
2,440		Apartment Investment & Management Co (Class A)	107,067
4,063		Apple Hospitality REIT, Inc	57,938
694		Armada Hoffler Properties, Inc	9,758
1,645		Ashford Hospitality Trust, Inc	6,580
2,244		AvalonBay Communities, Inc	390,568
364		Bluerock Residential Growth REIT, Inc	3,283
2,579		Boston Properties, Inc	290,266
403		BraeMar Hotels & Resorts, Inc	3,599
2,649		Brandywine Realty Trust	34,093
4,778		Brixmor Property Group, Inc	70,189
2,570		Brookfield Property REIT, Inc	41,377
1,146		Brt Realty Trust	13,110
1,459		Camden Property Trust	128,465
1,679		CareTrust REIT, Inc	30,994
568		CatchMark Timber Trust Inc	4,033
2,955		CBL & Associates Properties, Inc	5,674
5,436	*	CBRE Group, Inc	217,657
5,095		Cedar Realty Trust, Inc	15,998
572		Chatham Lodging Trust	10,113
909		Chesapeake Lodging Trust	22,134
471		City Office REIT, Inc	4,828
248		Clipper Realty, Inc	3,241
8,422		Colony Capital, Inc	39,415
1,903		Columbia Property Trust, Inc	36,823
199		Community Healthcare Trust, Inc	5,737
74		Consolidated-Tomoka Land Co	3,885
2,491		CoreCivic, Inc	44,415
185		CorEnergy Infrastructure Trust, Inc	6,120
675		CorePoint Lodging, Inc	8,269
582		Coresite Realty	50,768
1,557		Corporate Office Properties Trust	32,744
6,513		Cousins Properties, Inc	51,453
6,908		Crown Castle International Corp	750,416
3,228		CubeSmart	92,611
812	*	Cushman & Wakefield plc	11,750
1,577		CyrusOne, Inc	83,392
3,453		DiamondRock Hospitality Co	31,353
3,311		Digital Realty Trust, Inc	352,787
2,632		Douglas Emmett, Inc	89,830
5,730		Duke Realty Corp	148,407
587		Easterly Government Properties, Inc	9,204
673		EastGroup Properties, Inc	61,734
2,070		Empire State Realty Trust, Inc	29,456
1,161		Entertainment Properties Trust	74,339
1,307		Equinix, Inc	460,796
2,199		Equity Commonwealth	65,992
1,525		Equity Lifestyle Properties, Inc	148,123
5,944		Equity Residential	392,363
621		Essential Properties Realty Trust, Inc	8,595
1,056		Essex Property Trust, Inc	258,942
2,082		Extra Space Storage, Inc	188,379
482		Farmland Partners, Inc	2,188

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,232		Federal Realty Investment Trust	$145,425
2,259		First Industrial Realty Trust, Inc	65,195
240	*	Forestar Group, Inc	3,324
1,235		Four Corners Property Trust, Inc	32,357
1,621		Franklin Street Properties Corp	10,099
2,400		Front Yard Residential Corp	20,952
102	*	FRP Holdings, Inc	4,693
3,570		Gaming and Leisure Properties, Inc	115,347
2,553		Geo Group, Inc	50,294
763		Getty Realty Corp	22,440
475		Gladstone Commercial Corp	8,512
1,177		Gladstone Land Corp	13,512
1,861		Global Medical REIT, Inc	16,544
1,848		Global Net Lease, Inc	32,562
1,628	*	Government Properties Income Trust	11,184
775		Hannon Armstrong Sustainable Infrastructure Capital, Inc	14,764
7,353		HCP, Inc	205,369
1,899		Healthcare Realty Trust, Inc	54,008
3,069		Healthcare Trust of America, Inc	77,676
697		Hersha Hospitality Trust	12,225
647		HFF, Inc (Class A)	21,455
1,796		Highwoods Properties, Inc	69,487
2,629		Hospitality Properties Trust	62,781
12,207		Host Marriott Corp	203,491
692	*	Howard Hughes Corp	67,553
2,438		Hudson Pacific Properties	70,848
1,062		Independence Realty Trust, Inc	9,749
1,016		Industrial Logistics Properties Trust	19,980
107		Innovative Industrial Properties, Inc	4,857
192		Investors Real Estate Trust	9,441
4,609		Invitation Homes, Inc	92,549
4,508		Iron Mountain, Inc	146,104
1,070		iStar Financial, Inc	9,812
1,626		JBG SMITH Properties	56,601
145		Jernigan Capital, Inc	2,874
748		Jones Lang LaSalle, Inc	94,697
2,137		Kennedy-Wilson Holdings, Inc	38,829
1,527		Kilroy Realty Corp	96,018
6,452		Kimco Realty Corp	94,522
1,264		Kite Realty Group Trust	17,810
1,299		Lamar Advertising Co	89,865
3,541		Lexington Realty Trust	29,072
2,305		Liberty Property Trust	96,533
858		Life Storage, Inc	79,785
917		LTC Properties, Inc	38,221
2,145		Macerich Co	92,836
1,437		Mack-Cali Realty Corp	28,151
406	*	Marcus & Millichap, Inc	13,938
169	*	Maui Land & Pineapple Co, Inc	1,677
453		MedEquities Realty Trust, Inc	3,099
6,177		Medical Properties Trust, Inc	99,326
1,844		Mid-America Apartment Communities, Inc	176,471
2,033		Monmouth Real Estate Investment Corp (Class A)	25,209
700		National Health Investors, Inc	52,878
2,488		National Retail Properties, Inc	120,693
958		National Storage Affiliates Trust	25,349
1,266		New Senior Investment Group, Inc	5,216
2,344		Newmark Group, Inc	18,799
280		NexPoint Residential Trust, Inc	9,814
892		NorthStar Realty Europe Corp	12,970
3,138		Omega Healthcare Investors, Inc	110,301
251		One Liberty Properties, Inc	6,079
2,153		Outfront Media, Inc	39,012
3,099		Paramount Group, Inc	38,923
3,211		Park Hotels & Resorts, Inc	83,422

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,135		Pebblebrook Hotel Trust	$60,442
1,134		Pennsylvania REIT	6,736
2,932		Physicians Realty Trust	47,000
2,219		Piedmont Office Realty Trust, Inc	37,812
1,007		Potlatch Corp	31,862
1,193		Preferred Apartment Communities, Inc	16,774
10,470		Prologis, Inc	614,798
358		PS Business Parks, Inc	46,898
2,506		Public Storage, Inc	507,239
754		QTS Realty Trust, Inc	27,936
2,010		Rayonier, Inc	55,657
349		Re/Max Holdings, Inc	10,732
2,208		Realogy Holdings Corp	32,413
4,790		Realty Income Corp	301,962
1,597	*,e	Redfin Corp	22,997
2,549		Regency Centers Corp	149,575
1,675		Retail Opportunities Investment Corp	26,599
3,851		Retail Properties of America, Inc	41,783
258	*	Retail Value, Inc	6,602
1,780		Rexford Industrial Realty, Inc	52,457
2,670		RLJ Lodging Trust	43,788
148		RMR Group, Inc	7,856
1,201		RPT Realty	14,352
778		Ryman Hospitality Properties	51,885
2,917		Sabra Healthcare REIT, Inc	48,072
172		Safety Income and Growth, Inc	3,235
445		Saul Centers, Inc	21,013
1,945	*	SBA Communications Corp	314,876
1,303		Select Income REIT	9,590
3,633		Senior Housing Properties Trust	42,579
458		Seritage Growth Properties	14,807
5,135		Simon Property Group, Inc	862,629
2,580		SITE Centers Corp	28,561
1,436		SL Green Realty Corp	113,559
758		Spirit MTA REIT	5,405
1,516		Spirit Realty Capital, Inc	53,439
831	*	St. Joe Co	10,944
1,899		STAG Industrial, Inc	47,247
4,344		Starwood Property Trust, Inc	85,620
3,219		STORE Capital Corp	91,130
93	*	Stratus Properties, Inc	2,230
2,137		Summit Hotel Properties, Inc	20,793
1,360		Sun Communities, Inc	138,326
3,681		Sunstone Hotel Investors, Inc	47,890
1,459		Tanger Factory Outlet Centers, Inc	29,501
931		Taubman Centers, Inc	42,351
268	*	Tejon Ranch Co	4,443
1,034		Terreno Realty Corp	36,366
721		Tier REIT, Inc	14,874
30	*	Transcontinental Realty Investors, Inc	850
568	*	Trinity Place Holdings, Inc	2,465
4,118		UDR, Inc	163,155
435		UMH Properties, Inc	5,150
3,290		Uniti Group, Inc	51,225
198		Universal Health Realty Income Trust	12,151
1,716		Urban Edge Properties	28,520
465		Urstadt Biddle Properties, Inc (Class A)	8,937
5,691		Ventas, Inc	333,436
15,295		VEREIT, Inc	109,359
6,596		VICI Properties, Inc	123,873
2,759		Vornado Realty Trust	171,141
3,960		Washington Prime Group, Inc	19,246
1,207		Washington REIT	27,761
1,872		Weingarten Realty Investors	46,444
5,986		Welltower, Inc	415,488

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

12,491		Weyerhaeuser Co	$273,053
550		Whitestone REIT	6,743
2,666		WP Carey, Inc	174,196
1,682		Xenia Hotels & Resorts, Inc	28,930

		TOTAL REAL ESTATE	16,444,784

RETAILING - 5.8%
426	*	1-800-FLOWERS.COM, Inc (Class A)	5,210
1,334		Aaron’s, Inc	56,095
1,074		Abercrombie & Fitch Co (Class A)	21,534
1,214		Advance Auto Parts, Inc	191,156
6,824	*	Amazon.com, Inc	10,249,443
2,547		American Eagle Outfitters, Inc	49,234
122	*	America’s Car-Mart, Inc	8,839
305	*	Asbury Automotive Group, Inc	20,331
7,209	*	Ascena Retail Group, Inc	18,095
908	*	At Home Group, Inc	16,943
1,001	*	Autonation, Inc	35,736
437	*	AutoZone, Inc	366,355
603	*	Barnes & Noble Education, Inc	2,418
965		Barnes & Noble, Inc	6,842
2,179		Bed Bath & Beyond, Inc	24,666
3,937		Best Buy Co, Inc	208,504
334	e	Big 5 Sporting Goods Corp	865
744		Big Lots, Inc	21,517
1,288	*	BJ’s Wholesale Club Holdings, Inc	28,542
791	*	Booking Holdings, Inc	1,362,434
865	*	Boot Barn Holdings, Inc	14,731
526	e	Buckle, Inc	10,173
1,083	*	Burlington Stores, Inc	176,172
639		Caleres, Inc	17,783
440	e	Camping World Holdings, Inc	5,047
2,903	*	CarMax, Inc	182,105
748	*,e	Carvana Co	24,467
368		Cato Corp (Class A)	5,251
2,056		Chico’s FAS, Inc	11,555
288		Children’s Place Retail Stores, Inc	25,946
243		Citi Trends, Inc	4,955
291	*	Conn’s, Inc	5,488
231	*	Container Store Group, Inc	1,102
775		Core-Mark Holding Co, Inc	18,019
1,351		Dick’s Sporting Goods, Inc	42,151
236	e	Dillard’s, Inc (Class A)	14,233
4,462		Dollar General Corp	482,253
3,955	*	Dollar Tree, Inc	357,216
1,032		DSW, Inc (Class A)	25,490
144	*,e	Duluth Holdings, Inc	3,633
15,702	*	eBay, Inc	440,755
2,169	*	Etsy, Inc	103,179
2,079		Expedia, Inc	234,199
1,208	*	Express Parent LLC	6,173
969	*	Five Below, Inc	99,148
1,023	*	Floor & Decor Holdings, Inc	26,496
1,924		Foot Locker, Inc	102,357
185	*	Funko, Inc	2,433
142	*,e	Gaia, Inc	1,471
1,573	e	GameStop Corp (Class A)	19,851
3,661		Gap, Inc	94,307
313	*	Genesco, Inc	13,866
2,404		Genuine Parts Co	230,832
1,054	*,e	GNC Holdings, Inc	2,498
324		Group 1 Automotive, Inc	17,081
7,081	*	Groupon, Inc	22,659
1,482	*	GrubHub, Inc	113,832

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

904		Guess?, Inc	$18,776
286		Haverty Furniture Cos, Inc	5,371
323	*	Hibbett Sports, Inc	4,619
19,244		Home Depot, Inc	3,306,504
619	*	Hudson Ltd	10,616
1,819	*	J. Jill, Inc	9,695
6,812	*,e	JC Penney Co, Inc	7,084
247	*	Kirkland’s, Inc	2,354
2,690		Kohl’s Corp	178,455
3,738		L Brands, Inc	95,954
221	*	Lands’ End, Inc	3,140
198	*	Leaf Group Ltd	1,356
837	*	Liberty Expedia Holdings, Inc	32,735
325	*	Liquidity Services, Inc	2,005
367		Lithia Motors, Inc (Class A)	28,013
5,184	*	LKQ Corp	123,016
13,593		Lowe’s Companies, Inc	1,255,450
442	*,e	Lumber Liquidators, Inc	4,208
4,990		Macy’s, Inc	148,602
389	*	MarineMax, Inc	7,123
1,815	*	Michaels Cos, Inc	24,575
452		Monro Muffler, Inc	31,075
539	*	Murphy USA, Inc	41,309
956	*	National Vision Holdings, Inc	26,931
1,826		Nordstrom, Inc	85,110
463		Nutri/System, Inc	20,316
7,986		Office Depot, Inc	20,604
750	*	Ollie’s Bargain Outlet Holdings, Inc	49,883
1,309	*	O’Reilly Automotive, Inc	450,728
263	*,e	Overstock.com, Inc	3,572
419	*	Party City Holdco, Inc	4,182
554		Penske Auto Group, Inc	22,337
306	e	PetMed Express, Inc	7,118
716		Pool Corp	106,433
1,155	*	Quotient Technology, Inc	12,335
7,241	*	Qurate Retail Group, Inc QVC Group	141,344
699	*	Rent-A-Center, Inc	11,317
337	*	RH	40,379
6,053		Ross Stores, Inc	503,610
2,965	*	RTW RetailWinds, Inc	8,391
2,233	*	Sally Beauty Holdings, Inc	38,073
203		Shoe Carnival, Inc	6,803
526	*	Shutterfly, Inc	21,177
309		Shutterstock, Inc	11,127
961		Signet Jewelers Ltd	30,531
660	*	Sleep Number Corp	20,942
455		Sonic Automotive, Inc (Class A)	6,261
571	*	Sportsman’s Warehouse Holdings, Inc	2,501
279	*	Stamps.com, Inc	43,424
856		Tailored Brands, Inc	11,676
8,934		Target Corp	590,448
2,104		Tiffany & Co	169,393
528		Tile Shop Holdings, Inc	2,893
297		Tilly’s, Inc	3,225
20,819		TJX Companies, Inc	931,442
1,996		Tractor Supply Co	166,546
929	*	Ulta Beauty, Inc	227,456
1,237	*	Urban Outfitters, Inc	41,068
908	*	Wayfair, Inc	81,793
99		Weyco Group, Inc	2,888
1,350		Williams-Sonoma, Inc	68,108
37		Winmark Corp	5,883
314	*	Zumiez, Inc	6,019

		TOTAL RETAILING	24,999,968

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
728	*	Acacia Communications, Inc	$27,664
617	*	Advanced Energy Industries, Inc	26,488
15,372	*	Advanced Micro Devices, Inc	283,767
302	*	Alpha & Omega Semiconductor Ltd	3,077
507	*,e	Ambarella, Inc	17,735
1,455	*	Amkor Technology, Inc	9,545
6,222		Analog Devices, Inc	534,034
16,617		Applied Materials, Inc	544,041
341	*	Aquantia Corp	2,991
510	*	Axcelis Technologies, Inc	9,078
582	*	AXT, Inc	2,532
6,912		Broadcom, Inc	1,757,583
1,076		Brooks Automation, Inc	28,170
469		Cabot Microelectronics Corp	44,719
333	*	Ceva, Inc	7,356
1,003	*	Cirrus Logic, Inc	33,279
598		Cohu, Inc	9,610
1,538	*	Cree, Inc	65,788
5,761		Cypress Semiconductor Corp	73,280
584	*	Diodes, Inc	18,840
2,131		Entegris, Inc	59,444
1,340	*	First Solar, Inc	56,890
1,075	*	Formfactor, Inc	15,147
434	*,e	Ichor Holdings Ltd	7,074
285	*	Impinj, Inc	4,147
657	*,e	Inphi Corp	21,122
2,526	*	Integrated Device Technology, Inc	122,334
77,009		Intel Corp	3,614,032
2,671		Kla-Tencor Corp	239,028
981	*	Kopin Corp	980
2,721		Lam Research Corp	370,519
1,895	*	Lattice Semiconductor Corp	13,113
627	*	MA-COM Technology Solutions	9,098
9,503		Marvell Technology Group Ltd	153,854
4,597		Maxim Integrated Products, Inc	233,757
927	*	MaxLinear, Inc	16,315
3,871		Microchip Technology, Inc	278,402
19,418	*	Micron Technology, Inc	616,133
1,013		MKS Instruments, Inc	65,450
730		Monolithic Power Systems, Inc	84,862
364	*	Nanometrics, Inc	9,948
478	*,e	NeoPhotonics Corp Ltd	3,097
77		NVE Corp	6,741
9,697		NVIDIA Corp	1,294,549
5,663		NXP Semiconductors NV	414,985
7,472	*	ON Semiconductor Corp	123,363
409	*	PDF Solutions, Inc	3,448
1,020	*	Photronics, Inc	9,874
446		Power Integrations, Inc	27,197
2,063	*	Qorvo, Inc	125,286
20,344		QUALCOMM, Inc	1,157,777
1,707	*	Rambus, Inc	13,093
488	*	Rudolph Technologies, Inc	9,989
1,008	*	Semtech Corp	46,237
654	*	Silicon Laboratories, Inc	51,542
2,993		Skyworks Solutions, Inc	200,591
170	*,e	SMART Global Holdings, Inc	5,049
886	*,e	SunPower Corp	4,403
3,141		Teradyne, Inc	98,565
16,319		Texas Instruments, Inc	1,542,145
789	*	Ultra Clean Holdings	6,683
833	e	Universal Display Corp	77,944
729	*	Veeco Instruments, Inc	5,402

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,813		Versum Materials, Inc	$50,256
4,300		Xilinx, Inc	366,231
754		Xperi Corp	13,866

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	15,149,539

SOFTWARE & SERVICES - 10.8%
874	*	2U, Inc	43,455
1,358	*	8x8, Inc	24,498
754	*	A10 Networks, Inc	4,705
10,759		Accenture plc	1,517,127
1,810	*	ACI Worldwide, Inc	50,083
8,198	*	Adobe, Inc	1,854,716
2,865	*	Akamai Technologies, Inc	174,994
492	*	Alarm.com Holdings, Inc	25,520
829		Alliance Data Systems Corp	124,416
399	*	Altair Engineering, Inc	11,004
470	*,e	Alteryx, Inc	27,951
273	*	Amber Road, Inc	2,247
2,546		Amdocs Ltd	149,145
370		American Software, Inc (Class A)	3,866
300	*	Anaplan, Inc	7,962
1,376	*	Ansys, Inc	196,685
237	*	Appfolio, Inc	14,035
543	*	Apptio, Inc	20,612
1,169	*	Aspen Technology, Inc	96,068
1,474	*	Atlassian Corp plc	131,157
3,666	*	Autodesk, Inc	471,484
7,353		Automatic Data Processing, Inc	964,125
162	*	Avalara, Inc	5,046
1,669	*	Avaya Holdings Corp	24,301
527	*	Benefitfocus, Inc	24,094
2,278	*	Black Knight, Inc	102,647
741		Blackbaud, Inc	46,609
535	*	Blackline, Inc	21,908
2,283		Booz Allen Hamilton Holding Co	102,895
626	*	Bottomline Technologies, Inc	30,048
2,047	*	Box, Inc	34,553
460	*	Brightcove, Inc	3,238
1,930		Broadridge Financial Solutions, Inc	185,763
379	*	CACI International, Inc (Class A)	54,587
4,753	*	Cadence Design Systems, Inc	206,660
126	*	Carbon Black, Inc	1,691
391	*	Carbonite, Inc	9,877
708	*	Cardtronics plc	18,408
222		Cass Information Systems, Inc	11,748
2,269		CDK Global, Inc	108,640
712	*	Ceridian HCM Holding, Inc	24,557
378	*	ChannelAdvisor Corp	4,290
620	*	Cision Ltd	7,254
2,356		Citrix Systems, Inc	241,396
1,550	*	Cloudera, Inc	17,143
9,739		Cognizant Technology Solutions Corp (Class A)	618,232
606	*	Commvault Systems, Inc	35,809
3,045	*	Conduent, Inc	32,368
399		ConvergeOne Holdings, Inc	4,940
807	*	Cornerstone OnDemand, Inc	40,697
857	*	Coupa Software, Inc	53,871
520		CSG Systems International, Inc	16,520
157	*	Digimarc Corp	2,277
1,232	*	DocuSign, Inc	49,379
152	*	Domo, Inc	2,984
4,799		DXC Technology Co	255,163
387	e	Ebix, Inc	16,471
291	*	eGain Corp	1,912

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

135	*	Elastic NV	$9,650
527	*	Ellie Mae, Inc	33,111
895	*	Endurance International Group Holdings, Inc	5,952
665	*	Envestnet, Inc	32,711
818	*	EPAM Systems, Inc	94,896
898	*	Euronet Worldwide, Inc	91,937
422	*	Everbridge, Inc	23,953
989	*	Everi Holdings, Inc	5,093
941		EVERTEC, Inc	27,007
266	*	Evo Payments, Inc	6,562
795	*	Exela Technologies, Inc	3,093
511	*	ExlService Holdings, Inc	26,889
486	*	Fair Isaac Corp	90,882
5,515		Fidelity National Information Services, Inc	565,563
3,709	*	FireEye, Inc	60,123
1,318	*	First American Corp	44,048
8,946	*	First Data Corp	151,277
6,756	*	Fiserv, Inc	496,498
812	*	Five9, Inc	35,501
1,454	*	FleetCor Technologies, Inc	270,037
464	*	ForeScout Technologies, Inc	12,059
2,302	*	Fortinet, Inc	162,130
1,455	*	Gartner, Inc	186,007
2,688		Genpact Ltd	72,549
2,692		Global Payments, Inc	277,626
2,667	*	GoDaddy, Inc	175,009
477	*,e	GTT Communications, Inc	11,286
1,282	*	Guidewire Software, Inc	102,855
450		Hackett Group, Inc	7,205
1,110	*	Hortonworks, Inc	16,006
632	*	HubSpot, Inc	79,461
139	*	I3 Verticals, Inc	3,350
524	*	Imperva, Inc	29,182
513	*	Information Services Group, Inc	2,175
506	*	Instructure, Inc	18,980
319	*,e	Internap Corp	1,324
15,344		International Business Machines Corp	1,744,152
4,070		Intuit, Inc	801,180
736		j2 Global, Inc	51,064
1,367		Jack Henry & Associates, Inc	172,953
2,386		Leidos Holdings, Inc	125,790
1,126	*	Limelight Networks, Inc	2,635
827	*	Liveperson, Inc	15,597
1,208	*	LiveRamp Holdings, Inc	46,665
811		LogMeIn, Inc	66,153
1,102	*	Manhattan Associates, Inc	46,692
349		Mantech International Corp (Class A)	18,251
15,329		MasterCard, Inc (Class A)	2,891,816
1,014		MAXIMUS, Inc	66,001
127,214		Microsoft Corp	12,921,126
147	*	MicroStrategy, Inc (Class A)	18,779
573	*	MINDBODY, Inc	20,857
467	*	Mitek Systems, Inc	5,048
872	*	MobileIron, Inc	4,002
351	*	Model N, Inc	4,644
445	*	MoneyGram International, Inc	890
644		Monotype Imaging Holdings, Inc	9,995
713	*	New Relic, Inc	57,732
1,004		NIC, Inc	12,530
5,319	*	Nuance Communications, Inc	70,370
2,346	*	Nutanix, Inc	97,570
1,388	*	Okta, Inc	88,554
469	*	OneSpan, Inc	6,074
42,755		Oracle Corp	1,930,388
202	*	Park City Group, Inc	1,206

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,370		Paychex, Inc	$349,856
870	*	Paycom Software, Inc	106,532
401	*	Paylocity Holding Corp	24,144
19,811	*	PayPal Holdings, Inc	1,665,907
570		Pegasystems, Inc	27,263
509	*	Perficient, Inc	11,330
2,303		Perspecta, Inc	39,658
401	*	Pluralsight, Inc	9,444
307		Presidio, Inc	4,006
449	*	PRGX Global, Inc	4,252
766		Progress Software Corp	27,185
810	*	Proofpoint, Inc	67,886
410	*	PROS Holdings, Inc	12,874
1,957	*	PTC, Inc	162,235
587	*	Q2 Holdings, Inc	29,086
144		QAD, Inc (Class A)	5,664
485	*	Qualys, Inc	36,249
578	*	Rapid7, Inc	18,010
1,124	*	RealPage, Inc	54,166
2,975	*	Red Hat, Inc	522,529
1,074	*	RingCentral, Inc	88,541
4,526		Sabre Corp	97,943
1,162	*	SailPoint Technologies Holding, Inc	27,295
12,068	*	salesforce.com, Inc	1,652,954
682		Science Applications International Corp	43,443
96	*,e	SecureWorks Corp	1,621
457	*	SendGrid, Inc	19,729
2,923	*	ServiceNow, Inc	520,440
1,229	*	ServiceSource International LLC	1,327
118	*,e	ShotSpotter, Inc	3,679
420	*	SolarWinds Corp	5,809
2,335	*	Splunk, Inc	244,825
256	*	SPS Commerce, Inc	21,089
4,836	*	Square, Inc	271,251
3,601		SS&C Technologies Holdings, Inc	162,441
301	*,e	SVMK, Inc	3,693
580	e	Switch, Inc	4,060
605	*	Sykes Enterprises, Inc	14,962
10,223		Symantec Corp	193,164
2,573	*	Synopsys, Inc	216,750
1,150	*	Tableau Software, Inc	138,000
737	*	Telaria, Inc	2,012
485	*	TeleNav, Inc	1,969
218	*	Tenable Holdings, Inc	4,837
2,058	*	Teradata Corp	78,945
1,831		TiVo Corp	17,230
3,016		Total System Services, Inc	245,171
508	*	Trade Desk, Inc	58,958
1,927		Travelport Worldwide Ltd	30,100
235		TTEC Holdings, Inc	6,714
143	*,e	Tucows, Inc	8,589
1,161	*	Twilio, Inc	103,677
664	*	Tyler Technologies, Inc	123,384
533	*	Ultimate Software Group, Inc	130,516
769	*,e	Unisys Corp	8,943
106	*	Upland Software, Inc	2,881
446	*	Varonis Systems, Inc	23,593
1,007	*	Verint Systems, Inc	42,606
1,801	*	VeriSign, Inc	267,070
766	*,e	VirnetX Holding Corp	1,838
427	*	Virtusa Corp	18,186
29,564		Visa, Inc (Class A)	3,900,674
1,222		VMware, Inc (Class A)	167,573
7,633		Western Union Co	130,219
664	*	WEX, Inc	93,000

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,470	*	Workday, Inc	$394,410
379	*	Workiva, Inc	13,602
4,995	*	Worldpay, Inc	381,768
1,309	*	Yext, Inc	19,439
1,663	*	Zendesk, Inc	97,069
803	*	Zix Corp	4,601
1,013	*	Zscaler, Inc	39,720

		TOTAL SOFTWARE & SERVICES	46,195,118

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
1,699	*	3D Systems Corp	17,279
806		Adtran, Inc	8,656
513	*	Aerohive Networks, Inc	1,672
400	*	Agilysys, Inc	5,736
5,036		Amphenol Corp (Class A)	408,017
430	*	Anixter International, Inc	23,353
79,717		Apple, Inc	12,574,560
285	*,e	Applied Optoelectronics, Inc	4,398
978	*	Arista Networks, Inc	206,065
226	*,e	Arlo Technologies, Inc	2,255
2,818	*	ARRIS International plc	86,146
1,464	*	Arrow Electronics, Inc	100,943
470	*	Avid Technology, Inc	2,232
1,997		Avnet, Inc	72,092
720		AVX Corp	10,980
438		Badger Meter, Inc	21,554
144		Bel Fuse, Inc (Class B)	2,652
636		Belden CDT, Inc	26,566
773		Benchmark Electronics, Inc	16,372
528	*	CalAmp Corp	6,869
643	*	Calix, Inc	6,269
1,029	*	Casa Systems, Inc	13,511
2,397		CDW Corp	194,277
2,191	*	Ciena Corp	74,297
76,114		Cisco Systems, Inc	3,298,020
153	*	Clearfield, Inc	1,518
2,598		Cognex Corp	100,465
382	*	Coherent, Inc	40,381
3,172	*	CommScope Holding Co, Inc	51,989
356		Comtech Telecommunications Corp	8,665
375	*	Control4 Corp	6,600
13,392		Corning, Inc	404,572
622	*	Cray, Inc	13,429
485		CTS Corp	12,557
548		Daktronics, Inc	4,055
2,192	*	Dell Technologies, Inc	107,142
1,043	e	Diebold, Inc	2,597
400	*	Digi International, Inc	4,036
1,151		Dolby Laboratories, Inc (Class A)	71,178
250	*,e	Eastman Kodak Co	637
740	*	EchoStar Corp (Class A)	27,173
447	*	Electro Scientific Industries, Inc	13,392
717	*	Electronics for Imaging, Inc	17,782
202	*	ePlus, Inc	14,376
1,698	*	Extreme Networks, Inc	10,358
1,006	*	F5 Networks, Inc	163,002
561	*	Fabrinet	28,785
256	*	FARO Technologies, Inc	10,404
2,329	*	Finisar Corp	50,306
2,680	*	Fitbit, Inc	13,320
2,414		Flir Systems, Inc	105,106
1,256	*	Harmonic, Inc	5,928
25,322		Hewlett Packard Enterprise Co	334,504
26,771		HP, Inc	547,735

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

909	*	II-VI, Inc	$29,506
400	*	Immersion Corp	3,584
2,249	*	Infinera Corp	8,973
554	*	Insight Enterprises, Inc	22,575
539		InterDigital, Inc	35,806
631	*	IPG Photonics Corp	71,486
397	*	Iteris, Inc	1,481
536	*	Itron, Inc	25,347
2,790		Jabil Circuit, Inc	69,164
5,692		Juniper Networks, Inc	153,172
1,292		Kemet Corp	22,662
3,258	*	Keysight Technologies, Inc	202,257
411	*	Kimball Electronics, Inc	6,366
1,352	*	Knowles Corp	17,995
254	*	KVH Industries, Inc	2,614
375		Littelfuse, Inc	64,305
1,378	*	Lumentum Holdings, Inc	57,890
509	*,e	Maxwell Technologies, Inc	1,054
49		Mesa Laboratories, Inc	10,211
569		Methode Electronics, Inc	13,252
2,764		Motorola, Inc	317,971
261		MTS Systems Corp	10,474
171	*	Napco Security Technologies, Inc	2,693
1,665		National Instruments Corp	75,558
1,908	*	NCR Corp	44,037
4,378		NetApp, Inc	261,235
505	*	Netgear, Inc	26,275
1,389	*	Netscout Systems, Inc	32,822
105	*,e	nLight, Inc	1,867
497	*	Novanta, Inc	31,311
280	*	OSI Systems, Inc	20,524
1,446	*	Palo Alto Networks, Inc	272,354
182	*	PAR Technology Corp	3,958
291		Park Electrochemical Corp	5,258
196		PC Connection, Inc	5,827
526		Plantronics, Inc	17,411
521	*	Plexus Corp	26,613
2,657	*	Pure Storage, Inc	42,725
326	*	Quantenna Communications, Inc	4,678
704	*	Ribbon Communications, Inc	3,393
281	*	Rogers Corp	27,836
1,157	*	Sanmina Corp	27,837
381	*	Scansource, Inc	13,099
776	*	Stratasys Ltd	13,976
548	*	Synaptics, Inc	20,391
645		SYNNEX Corp	52,142
545	*	Tech Data Corp	44,586
3,952	*	Trimble Navigation Ltd	130,060
1,439	*	TTM Technologies, Inc	14,001
362	e	Ubiquiti Networks, Inc	35,986
591	*	USA Technologies, Inc	2,299
830	*,e	Viasat, Inc	48,928
3,584	*	Viavi Solutions, Inc	36,019
2,099		Vishay Intertechnology, Inc	37,803
161	*	Vishay Precision Group, Inc	4,867
5,010		Western Digital Corp	185,220
3,647		Xerox Corp	72,065
924	*	Zebra Technologies Corp (Class A)	147,129

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	22,297,691

TELECOMMUNICATION SERVICES - 1.9%
121,390		AT&T, Inc	3,464,471
110		ATN International, Inc	7,868
1,215	*	Boingo Wireless, Inc	24,993

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

16,015		CenturyLink, Inc	$242,627
727	*	Cincinnati Bell, Inc	5,656
635		Cogent Communications Group, Inc	28,708
1,064		Consolidated Communications Holdings, Inc	10,512
1,231	*,e	Frontier Communications Corp	2,930
890	*,e	Gogo, Inc	2,661
666	*	Intelsat S.A.	14,246
1,842	*	Iridium Communications, Inc	33,985
1,450	*	NII Holdings, Inc	6,395
259	*	Ooma, Inc	3,595
1,000	*	Orbcomm, Inc	8,260
184	*	pdvWireless, Inc	6,880
728		Shenandoah Telecom Co	32,214
309		Spok Holdings, Inc	4,097
9,867	*	Sprint Corp	57,426
1,512		Telephone & Data Systems, Inc	49,200
5,207	*	T-Mobile US, Inc	331,217
247	*	US Cellular Corp	12,837
69,435		Verizon Communications, Inc	3,903,636
4,303	*	Vonage Holdings Corp	37,565
3,200	*	Zayo Group Holdings, Inc	73,088

		TOTAL TELECOMMUNICATION SERVICES	8,365,067

TRANSPORTATION - 2.0%
818	*	Air Transport Services Group, Inc	18,659
2,129		Alaska Air Group, Inc	129,550
203		Allegiant Travel Co	20,345
123		Amerco, Inc	40,358
6,977		American Airlines Group, Inc	224,031
378		Arkansas Best Corp	12,950
363	*	Atlas Air Worldwide Holdings, Inc	15,315
1,153	*	Avis Budget Group, Inc	25,919
2,375		CH Robinson Worldwide, Inc	199,714
512		Copa Holdings S.A. (Class A)	40,300
542		Costamare, Inc	2,379
185	*	Covenant Transportation Group, Inc	3,552
13,565		CSX Corp	842,793
306	*	Daseke, Inc	1,126
10,586		Delta Air Lines, Inc	528,241
609	*	Eagle Bulk Shipping, Inc	2,808
427	*	Echo Global Logistics, Inc	8,681
2,887		Expeditors International of Washington, Inc	196,576
4,134		FedEx Corp	666,938
466		Forward Air Corp	25,560
127	*	Genco Shipping & Trading Ltd	1,002
1,141	*	Genesee & Wyoming, Inc (Class A)	84,457
828		Hawaiian Holdings, Inc	21,868
728		Heartland Express, Inc	13,322
866	*	Hertz Global Holdings, Inc	11,821
505	*	Hub Group, Inc (Class A)	18,720
1,477		JB Hunt Transport Services, Inc	137,420
5,176	*	JetBlue Airways Corp	83,127
1,654		Kansas City Southern Industries, Inc	157,874
947	*	Kirby Corp	63,790
2,000		Knight-Swift Transportation Holdings, Inc	50,140
719		Landstar System, Inc	68,787
1,216		Macquarie Infrastructure Co LLC	44,457
531		Marten Transport Ltd	8,597
668		Matson, Inc	21,389
4,566		Norfolk Southern Corp	682,800
1,051		Old Dominion Freight Line	129,788
310	*	PAM Transportation Services, Inc	12,217
124		Park-Ohio Holdings Corp	3,806
580	*	Radiant Logistics, Inc	2,465

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

883		Ryder System, Inc	$42,516
780	*	Safe Bulkers, Inc	1,388
390	*	Saia, Inc	21,770
932		Schneider National, Inc	17,400
934		Scorpio Bulkers, Inc	5,165
802		Skywest, Inc	35,665
8,950		Southwest Airlines Co	415,996
1,133	*	Spirit Airlines, Inc	65,623
12,291		Union Pacific Corp	1,698,985
4,047	*	United Continental Holdings, Inc	338,855
11,537		United Parcel Service, Inc (Class B)	1,125,204
122		Universal Truckload Services, Inc	2,207
315	*	US Xpress Enterprises, Inc	1,767
669	*	USA Truck, Inc	10,015
701		Werner Enterprises, Inc	20,708
2,130	*	XPO Logistics, Inc	121,495
521	*	YRC Worldwide, Inc	1,641

		TOTAL TRANSPORTATION	8,550,042

UTILITIES - 3.2%
11,476		AES Corp	165,943
892		Allete, Inc	67,988
4,101		Alliant Energy Corp	173,267
4,027		Ameren Corp	262,681
8,264		American Electric Power Co, Inc	617,651
819		American States Water Co	54,906
3,029		American Water Works Co, Inc	274,942
3,091		Aqua America, Inc	105,681
177	*	AquaVenture Holdings Ltd	3,344
111		Artesian Resources Corp	3,871
1,866	*,e	Atlantic Power Corp	4,049
1,817		Atmos Energy Corp	168,472
1,049		Avangrid, Inc	52,544
1,326		Avista Corp	56,328
1,043		Black Hills Corp	65,480
324	*,e	Cadiz, Inc	3,337
747		California Water Service Group	35,602
8,194		Centerpoint Energy, Inc	231,317
244		Chesapeake Utilities Corp	19,837
545		Clearway Energy, Inc (Class A)	9,221
1,281		Clearway Energy, Inc (Class C)	22,097
4,698		CMS Energy Corp	233,256
165		Connecticut Water Service, Inc	11,034
5,107		Consolidated Edison, Inc	390,481
420		Consolidated Water Co, Inc	4,897
10,762		Dominion Resources, Inc	769,053
2,969		DTE Energy Co	327,481
11,878		Duke Energy Corp	1,025,071
5,084		Edison International	288,619
767		El Paso Electric Co	38,450
2,999		Entergy Corp	258,124
4,614		Evergy, Inc	261,937
5,377		Eversource Energy	349,720
16,230		Exelon Corp	731,973
8,056		FirstEnergy Corp	302,503
133		Global Water Resources, Inc	1,349
1,875		Hawaiian Electric Industries, Inc	68,662
864		Idacorp, Inc	80,404
3,502		MDU Resources Group, Inc	83,488
640		MGE Energy, Inc	38,374
240		Middlesex Water Co	12,804
1,346		National Fuel Gas Co	68,888
1,312		New Jersey Resources Corp	59,919
8,012		NextEra Energy, Inc	1,392,646

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,223		NiSource, Inc	$157,753
445		Northwest Natural Holding Co	26,905
871		NorthWestern Corp	51,772
4,986		NRG Energy, Inc	197,446
3,602		OGE Energy Corp	141,162
811		ONE Gas, Inc	64,556
751		Ormat Technologies, Inc	39,277
743		Otter Tail Corp	36,883
1,257		Pattern Energy Group, Inc	23,405
8,339	*	PG&E Corp	198,051
1,858		Pinnacle West Capital Corp	158,302
1,320		PNM Resources, Inc	54,239
1,479		Portland General Electric Co	67,812
12,105		PPL Corp	342,935
8,474		Public Service Enterprise Group, Inc	441,072
250	*	Pure Cycle Corp	2,482
105		RGC Resources, Inc	3,146
2,297		SCANA Corp	109,751
4,513		Sempra Energy	488,261
254		SJW Corp	14,127
1,236		South Jersey Industries, Inc	34,361
16,893		Southern Co	741,941
699		Southwest Gas Corp	53,473
162	e	Spark Energy, Inc	1,204
907		Spire, Inc	67,191
2,000		TerraForm Power, Inc	22,440
2,984		UGI Corp	159,196
217		Unitil Corp	10,989
1,461		Vectren Corp	105,163
6,610	*	Vistra Energy Corp	151,303
5,177		WEC Energy Group, Inc	358,559
8,216		Xcel Energy, Inc	404,802
203		York Water Co	6,508

		TOTAL UTILITIES	13,934,158

		TOTAL COMMON STOCKS	420,824,489

		(Cost $229,306,999)

RIGHTS / WARRANTS - 0.0%

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
1,666	†	Media General, Inc	0

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
118	†	Forest Laboratories, Inc CVR	112
145		Tobira Therapeutics, Inc	9
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	121

		TOTAL RIGHTS / WARRANTS	121

		(Cost $9)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.5%

GOVERNMENT AGENCY DEBT - 1.9%
$ 8,320,000	Federal Home Loan Bank (FHLB)	2.150%	01/02/19	8,320,000

	TOTAL GOVERNMENT AGENCY DEBT			8,320,000

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
2,374,724	c	State Street Navigator Securities Lending Government Money Market Portfolio	$2,374,724

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	2,374,724

		TOTAL SHORT-TERM INVESTMENTS	10,694,724

		(Cost $10,694,227)
		TOTAL INVESTMENTS - 100.5%	431,519,334
		(Cost $240,001,235)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%	(1,991,990)

		NET ASSETS - 100.0%	$429,527,344

Abbreviation(s):

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,286,558.

Futures contracts outstanding as of December 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	65	03/15/19	$8,409,011	$8,141,900	$(267,111)

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 95.2%

AUSTRIA - 0.6%
26,042		Wienerberger AG.	$537,420

		TOTAL AUSTRIA	537,420

DENMARK - 1.1%
3,567		Rockwool International AS (B Shares)	932,783

		TOTAL DENMARK	932,783

FRANCE - 19.2%
75,481		Accor S.A.	3,209,783
1,737		Airbus SE	165,605
46,795	g	ALD S.A.	557,254
115,574		Credit Agricole S.A.	1,243,856
5,658		Essilor International S.A.	717,196
1,459		Kering	683,495
13,343		Nexity	602,422
31,254		Sanofi-Aventis	2,711,279
56,924		Schneider Electric S.A.	3,861,224
33,477		Vinci S.A.	2,752,879

		TOTAL FRANCE	16,504,993

GERMANY - 11.1%
8,191		BASF SE	570,532
21,186		Bayerische Motoren Werke AG.	1,718,293
5,394		Continental AG.	751,038
58,100		Daimler AG. (Registered)	3,062,735
31,551		Lanxess AG.	1,450,602
7,906		Porsche AG.	464,970
106,877		TUI AG. (DI)	1,536,114

		TOTAL GERMANY	9,554,284

HONG KONG - 0.4%
7,948		Hong Kong Exchanges and Clearing Ltd	230,000
7,464		Melco Crown Entertainment Ltd (ADR)	131,516

		TOTAL HONG KONG	361,516

INDIA - 1.0%
8,990		HDFC Bank Ltd	273,474
13,483		Housing Development Finance Corp	379,874
7,393		IndusInd Bank Ltd	169,283
14,765	*	Motherson Sumi Systems Ltd	35,290

		TOTAL INDIA	857,921

ITALY - 8.1%
165,882		Davide Campari-Milano S.p.A	1,404,754
125,870		Mediobanca S.p.A.	1,065,041
26,588		Moncler S.p.A	884,786
190,759		Prada S.p.A	629,424
267,198		UniCredit S.p.A.	3,026,524

		TOTAL ITALY	7,010,529

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

JAPAN - 20.5%
51,151		Hitachi Ltd	$1,356,025
47,086		Ishikawajima-Harima Heavy Industries Co Ltd	1,296,825
205,209		JX Holdings, Inc	1,065,758
59,930		Komatsu Ltd	1,287,892
18,011		Konami Corp	791,438
13,600		Murata Manufacturing Co Ltd	1,832,596
7,020		Nintendo Co Ltd	1,864,084
66,850		Sony Corp	3,222,813
56,384	e	Takeda Pharmaceutical Co Ltd	1,911,106
52,302		Toyota Motor Corp	3,027,583

		TOTAL JAPAN	17,656,120

KOREA, REPUBLIC OF - 0.5%
2,314		Samsung SDI Co Ltd	454,835

		TOTAL KOREA, REPUBLIC OF	454,835

NETHERLANDS - 0.1%
167	*,e,g	Adyen NV	90,220

		TOTAL NETHERLANDS	90,220

NORWAY - 1.0%
23,246		Yara International ASA	896,118

		TOTAL NORWAY	896,118

SPAIN - 1.1%
77,238	*,e	Siemens Gamesa Renewable Energy	940,406

		TOTAL SPAIN	940,406

SWEDEN - 3.4%
103,293		Electrolux AB (Series B)	2,177,285
49,611		Hennes & Mauritz AB (B Shares)	705,522

		TOTAL SWEDEN	2,882,807

SWITZERLAND - 5.7%
641		Burckhardt Compression Holding AG.	150,387
270,031		Credit Suisse Group	2,951,895
503		Geberit AG.	195,879
11,611		Nestle S.A.	942,381
899		Sika AG.	114,194
4,862		Vifor Pharma AG.	529,060

		TOTAL SWITZERLAND	4,883,796

UNITED KINGDOM - 21.4%
102,788		BAE Systems plc	601,192
137,066		CNH Industrial NV	1,238,430
14,335		Experian Group Ltd	347,508
29,583		Linde plc	4,696,112
5,114,133		Lloyds TSB Group plc	3,371,133
33,845		Reckitt Benckiser Group plc	2,591,725
1,258,984		Tesco plc	3,053,238
163,977		Travis Perkins plc	2,235,527
14,699		Weir Group plc	243,404

		TOTAL UNITED KINGDOM	18,378,269

		TOTAL COMMON STOCKS	81,942,017

		(Cost $98,659,789)

TIAA-CREF LIFE FUNDS - International Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 8.1%

GOVERNMENT AGENCY DEBT - 5.5%
$ 4,670,000		Federal Home Loan Bank (FHLB)	2.150%	01/02/19	$4,670,000

		TOTAL GOVERNMENT AGENCY DEBT			4,670,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.6%
2,244,124	c	State Street Navigator Securities Lending Government Money Market Portfolio			2,244,124

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,244,124

		TOTAL SHORT-TERM INVESTMENTS			6,914,124

		(Cost $6,913,845)
		TOTAL INVESTMENTS - 103.3%			88,856,141
		(Cost $105,573,634)
		OTHER ASSETS & LIABILITIES, NET - (3.3)%			(2,805,264)

		NET ASSETS - 100.0%			$86,050,877

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,151,129.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/18, the aggregate value of these securities was $647,474 or 0.8% of net assets.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

December 31, 2018

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$22,957,842	26.7%
INDUSTRIALS	16,807,195	19.5
FINANCIALS	12,711,081	14.8
MATERIALS	8,264,979	9.6
CONSUMER STAPLES	7,992,098	9.3
HEALTH CARE	5,151,445	6.0
INFORMATION TECHNOLOGY	3,733,676	4.3
COMMUNICATION SERVICES	2,655,521	3.1
ENERGY	1,065,758	1.2
REAL ESTATE	602,422	0.7
SHORT-TERM INVESTMENTS	6,914,124	8.1
OTHER ASSETS & LIABILITIES, NET	(2,805,264)	(3.3)

NET ASSETS	$86,050,877	100.0%

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.5%

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
$ 71,969	i	ProQuest LLC	LIBOR 1 M + 3.250%	5.772%	10/24/21	$69,990
99,747	i	Spin Holdco, Inc	LIBOR 3 M + 3.250%	5.686	11/14/22	94,959

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				164,949

CONSUMER DURABLES & APPAREL - 0.0%
99,500	i	Samsonite IP Holdings Sarl	LIBOR 1 M + 1.750%	4.272	04/25/25	94,848

		TOTAL CONSUMER DURABLES & APPAREL				94,848

CONSUMER SERVICES - 0.2%
73,359	i	Allied Universal Holdco LLC	LIBOR 1 M + 3.750%	6.272	07/28/22	69,434
96,781	i	KUEHG Corp	LIBOR 3 M + 3.750%	6.553	02/21/25	92,729
99,499	i	Las Vegas Sands LLC	LIBOR 1 M + 1.750%	4.272	03/27/25	94,787

		TOTAL CONSUMER SERVICES				256,950

ENERGY - 0.0%
15,000	i	California Resources Corp	LIBOR 1 M + 10.375%	12.897	12/31/21	14,663

		TOTAL ENERGY				14,663

FOOD, BEVERAGE & TOBACCO - 0.0%
17,361	i	Hostess Brands LLC	LIBOR 1 and 3 M + 2.250%	4.777	08/03/22	27,793

		TOTAL FOOD, BEVERAGE & TOBACCO				27,793

HEALTH CARE EQUIPMENT & SERVICES - 0.2%
95,680	i	DaVita HealthCare Partners, Inc	LIBOR 1 M + 2.750%	5.272	06/24/21	94,794
250,000	i	Envision Healthcare Corp	LIBOR 1 M + 3.750%	6.272	10/10/25	232,410
36,733	i	Greatbatch Ltd	LIBOR 1 M + 3.000%	5.390	10/27/22	35,717

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				362,921

INSURANCE - 0.0%
99,500	i	Acrisure LLC	LIBOR 1 M + 3.750%	6.272	11/22/23	93,779

		TOTAL INSURANCE				93,779

MATERIALS - 0.2%
100,000	h,i	Messer Industries USA, Inc	LIBOR 3 M + 2.500%	2.500	10/01/25	94,667
1,481	i	Plaze, Inc	LIBOR 1 and 3 M + 3.500%	5.896	07/29/22	23,881
100,000	i	Starfruit US Holdco LLC	LIBOR 1 M + 3.250%	5.750	10/01/25	95,500

		TOTAL MATERIALS				214,048

MEDIA & ENTERTAINMENT - 0.2%
23,263	i	CDS US Intermediate Holdings, Inc	LIBOR 1 and 3 M + 3.750%	6.553	07/08/22	89,954
99,499	i	Lions Gate Capital Holdings LLC	LIBOR 1 M + 2.250%	4.772	03/24/25	95,581
99,747	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	4.387	10/04/23	96,630

		TOTAL MEDIA & ENTERTAINMENT				282,165

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
97,468	i	Valeant Pharmaceuticals International, Inc	LIBOR 1 M + 3.000%	5.379	06/02/25	92,893

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				92,893

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

REAL ESTATE - 0.0%
$ 99,750	i	DTZ US Borrower LLC	LIBOR 1 M + 3.250%	5.772%	08/21/25	$95,261
99,744	i	MGM Growth Properties LLC	LIBOR 1 M + 2.000%	4.522	03/23/25	95,291

		TOTAL REAL ESTATE				190,552

SOFTWARE & SERVICES - 0.3%
496,250	i	Mitchell International, Inc	LIBOR 1 M + 3.250%	5.772	11/29/24	477,333
99,496	i	NeuStar, Inc	LIBOR 1 M + 3.500%	6.022	08/08/24	95,392

		TOTAL SOFTWARE & SERVICES				572,725

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
99,748	i	Dell International LLC	LIBOR 1 M + 2.000%	4.530	09/07/23	95,675
99,750	i	Plantronics, Inc	LIBOR 1 M + 2.500%	5.022	07/02/25	95,785
64,562	i	Sensata Technologies BV	LIBOR 2 M + 1.750%	4.209	10/14/21	63,728

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				255,188

TELECOMMUNICATION SERVICES - 0.1%
99,492	i	CNT Holdings III Corp	LIBOR 1 M + 3.250%	5.780	01/22/23	95,463

		TOTAL TELECOMMUNICATION SERVICES				95,463

TRANSPORTATION - 0.1%
98,990	i	American Airlines, Inc	LIBOR 1 M + 2.000%	4.455	12/14/23	93,917
99,497	i	TransDigm, Inc	LIBOR 1 M + 2.500%	5.022	08/22/24	93,688

		TOTAL TRANSPORTATION				187,605

		TOTAL BANK LOAN OBLIGATIONS				2,906,542

		(Cost $3,036,740)

BONDS - 94.7%

CORPORATE BONDS - 37.8%

AUTOMOBILES & COMPONENTS - 0.5%
125,000		Aptiv plc		3.150	11/19/20	124,063
100,000	g	Dana Financing Luxembourg Sarl		6.500	06/01/26	95,875
200,000		General Motors Co		4.200	10/01/27	180,364
125,000		General Motors Co		5.200	04/01/45	103,778
200,000	g	Hyundai Capital America		3.250	09/20/22	194,496
175,000		Magna International, Inc		3.625	06/15/24	175,746

		TOTAL AUTOMOBILES & COMPONENTS				874,322

BANKS - 6.3%
200,000	g	Akbank TAS		7.200	03/16/27	175,725
200,000	g	Banco del Estado de Chile		2.668	01/08/21	195,500
200,000	g	Banco Internacional del Peru SAA Interbank		3.375	01/18/23	190,802
200,000		Banco Santander S.A.		3.125	02/23/23	189,078
200,000		Banco Santander S.A.		3.800	02/23/28	177,999
300,000		Bank of America Corp		2.151	11/09/20	294,560
200,000		Bank of America Corp		3.875	08/01/25	197,942
300,000		Bank of America Corp		3.248	10/21/27	277,424
125,000		Bank of America Corp		3.419	12/20/28	116,838
100,000		Bank of Montreal		3.803	12/15/32	92,600
225,000	g	Bank of Tokyo-Mitsubishi UFJ Ltd		2.350	09/08/19	223,697
200,000		Barclays plc		4.338	05/16/24	194,438
125,000		Barclays plc		3.650	03/16/25	115,507
175,000		Capital One Bank USA NA		2.650	08/08/22	168,045
60,000		Capital One Bank USA NA		3.375	02/15/23	57,931
750,000		Citigroup, Inc		3.200	10/21/26	692,625
175,000		Citigroup, Inc		4.300	11/20/26	168,370
200,000		Citigroup, Inc		3.668	07/24/28	189,042
100,000		Citizens Bank NA		2.650	05/26/22	97,149
125,000		Compass Bank		2.875	06/29/22	119,772

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 250,000	g	Cooperatieve Rabobank UA		3.875%	09/26/23	$250,849
250,000		Cooperatieve Rabobank UA		3.750	07/21/26	234,403
100,000	g	Credit Agricole S.A.		2.500	04/15/19	99,845
150,000	g	Credit Agricole S.A.		3.250	10/04/24	140,237
125,000		Discover Bank		3.200	08/09/21	123,696
100,000		HSBC Holdings plc		3.262	03/13/23	97,861
200,000		HSBC Holdings plc		3.033	11/22/23	193,572
350,000		HSBC Holdings plc		4.292	09/12/26	345,637
200,000		HSBC Holdings plc		4.375	11/23/26	193,724
200,000		HSBC Holdings plc		4.041	03/13/28	191,453
250,000		Huntington National Bank		2.500	08/07/22	241,513
200,000	g	ING Groep NV		4.625	01/06/26	201,447
375,000		JPMorgan Chase & Co		2.750	06/23/20	372,793
325,000		JPMorgan Chase & Co		2.295	08/15/21	317,071
200,000		JPMorgan Chase & Co		2.776	04/25/23	193,920
150,000		JPMorgan Chase & Co		2.700	05/18/23	144,071
350,000		JPMorgan Chase & Co		3.200	06/15/26	329,786
175,000		JPMorgan Chase & Co		2.950	10/01/26	161,704
100,000		JPMorgan Chase & Co		3.882	07/24/38	91,111
80,000		KeyBank NA		2.500	12/15/19	79,510
100,000	g	Macquarie Bank Ltd		2.600	06/24/19	99,701
225,000		Manufacturers & Traders Trust Co		2.100	02/06/20	222,558
150,000		Mizuho Financial Group, Inc		3.922	09/11/24	151,576
350,000		PNC Bank NA		2.600	07/21/20	346,873
250,000		PNC Bank NA		2.450	11/05/20	246,888
150,000		PNC Bank NA		2.700	11/01/22	145,755
200,000		Royal Bank of Canada		3.700	10/05/23	200,789
200,000		Santander Holdings USA, Inc		3.400	01/18/23	192,187
100,000		Santander Holdings USA, Inc		4.400	07/13/27	94,673
100,000		Santander UK Group Holdings plc		3.571	01/10/23	95,713
300,000	g	Skandinaviska Enskilda Banken AB		2.625	11/17/20	295,660
150,000		Sumitomo Mitsui Banking Corp		2.450	01/16/20	148,790
250,000		Sumitomo Mitsui Financial Group, Inc		2.442	10/19/21	243,753
125,000		SunTrust Banks, Inc		2.900	03/03/21	123,914
100,000		SunTrust Banks, Inc		2.750	05/01/23	96,558
100,000		SunTrust Banks, Inc		4.050	11/03/25	101,735
250,000		Toronto-Dominion Bank		1.850	09/11/20	245,382
100,000		Toronto-Dominion Bank		3.625	09/15/31	94,495
200,000	g	Turkiye Is Bankasi		5.500	04/21/22	180,794
200,000	g	UBS AG.		2.450	12/01/20	196,346
125,000		UnionBanCal Corp		3.500	06/18/22	125,292
200,000	g,i	United Overseas Bank Ltd	LIBOR 3 M + 0.480%	2.957	04/23/21	199,486
150,000		Westpac Banking Corp		4.322	11/23/31	141,704

		TOTAL BANKS				11,929,869

CAPITAL GOODS - 0.9%
50,000	g	Anixter, Inc		6.000	12/01/25	49,625
50,000	g	Cleaver-Brooks, Inc		7.875	03/01/23	48,250
150,000		General Electric Co		4.125	10/09/42	117,003
175,000		Lockheed Martin Corp		2.500	11/23/20	173,047
100,000		Lockheed Martin Corp		3.550	01/15/26	99,277
150,000	g	Molex Electronic Technologies LLC		2.878	04/15/20	148,532
200,000	g	Molex Electronic Technologies LLC		3.900	04/15/25	199,061
100,000		Mosaic Co		4.875	11/15/41	91,196
175,000		Rockwell Collins, Inc		3.500	03/15/27	164,360
125,000		Roper Technologies, Inc		3.800	12/15/26	121,947
100,000	g	Stena AB		7.000	02/01/24	91,000
100,000		Textron, Inc		3.875	03/01/25	97,517
250,000		United Technologies Corp		4.125	11/16/28	248,242
150,000		United Technologies Corp		4.450	11/16/38	145,669

		TOTAL CAPITAL GOODS				1,794,726

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
$ 100,000		ADT Corp	6.250%	10/15/21	$101,375
350,000		Republic Services, Inc	3.550	06/01/22	351,442
290,000		Republic Services, Inc	2.900	07/01/26	273,679
75,000		United Rentals North America, Inc	5.500	07/15/25	70,688
175,000		Waste Management, Inc	3.150	11/15/27	167,178
50,000		Waste Management, Inc	3.900	03/01/35	48,577
50,000		Waste Management, Inc	4.100	03/01/45	48,333

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			1,061,272

CONSUMER DURABLES & APPAREL - 0.1%
175,000		Newell Rubbermaid, Inc	4.200	04/01/26	171,114

		TOTAL CONSUMER DURABLES & APPAREL			171,114

CONSUMER SERVICES - 0.4%
500,000	g	Anheuser-Busch Cos LLC	3.650	02/01/26	472,620
60,000		Boyd Gaming Corp	6.000	08/15/26	56,100
60,000	g	International Game Technology plc	6.250	01/15/27	57,600
200,000	g	Sands China Ltd	5.125	08/08/25	198,122
70,000		Speedway Motorsports, Inc	5.125	02/01/23	68,600

		TOTAL CONSUMER SERVICES			853,042

DIVERSIFIED FINANCIALS - 3.4%
120,000		AerCap Ireland Capital DAC	3.500	01/15/25	109,530
200,000		American Express Co	2.500	08/01/22	193,026
50,000		American Express Credit Corp	2.700	03/03/22	49,008
100,000	g	Avolon Holdings Funding Ltd	5.125	10/01/23	95,500
50,000		Bank of New York Mellon Corp	5.450	05/15/19	50,459
125,000		Berkshire Hathaway, Inc	3.125	03/15/26	121,216
75,000	g	BPCE S.A.	4.000	09/12/23	74,148
200,000	g	Credit Suisse Group AG.	2.997	12/14/23	190,307
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23	196,245
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25	143,499
175,000		Deutsche Bank AG.	3.950	02/27/23	165,217
150,000		Ford Motor Credit Co LLC	3.096	05/04/23	135,589
100,000		GE Capital International Funding Co	4.418	11/15/35	84,131
125,000		General Motors Financial Co, Inc	3.950	04/13/24	118,705
300,000		Goldman Sachs Group, Inc	3.500	01/23/25	284,493
250,000		Goldman Sachs Group, Inc	3.691	06/05/28	232,472
100,000		Goldman Sachs Group, Inc	4.017	10/31/38	87,969
125,000		Goldman Sachs Group, Inc	4.800	07/08/44	119,192
200,000	g	GrupoSura Finance S.A.	5.500	04/29/26	200,000
100,000		Icahn Enterprises LP	6.250	02/01/22	98,750
250,000	g	ICICI Bank Ltd	3.800	12/14/27	225,807
100,000		International Lease Finance Corp	5.875	08/15/22	104,740
50,000		Jefferies Group LLC	4.150	01/23/30	42,904
100,000		Legg Mason, Inc	2.700	07/15/19	99,722
100,000		Legg Mason, Inc	3.950	07/15/24	98,556
150,000		Morgan Stanley	3.125	01/23/23	146,426
250,000		Morgan Stanley	3.737	04/24/24	248,090
600,000		Morgan Stanley	3.125	07/27/26	553,790
100,000	g	Quicken Loans, Inc	5.250	01/15/28	88,500
125,000		TD Ameritrade Holding Corp	3.300	04/01/27	119,624
150,000	g	UBS Group Funding Jersey Ltd	2.950	09/24/20	148,387
200,000	g	UBS Group Funding Jersey Ltd	2.650	02/01/22	193,567
175,000		Unilever Capital Corp	2.900	05/05/27	166,188
1,125,000		Wells Fargo & Co	2.625	07/22/22	1,084,739
300,000		Wells Fargo & Co	3.000	04/22/26	279,693
75,000		Wells Fargo & Co	3.584	05/22/28	72,046

		TOTAL DIVERSIFIED FINANCIALS			6,422,235

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

ENERGY - 4.1%
$ 100,000		Anadarko Petroleum Corp	5.550%	03/15/26	$104,781
25,000		Anadarko Petroleum Corp	4.500	07/15/44	21,211
100,000		Andeavor Logistics LP	4.250	12/01/27	94,454
100,000		Andeavor Logistics LP	5.200	12/01/47	90,141
100,000	g	APT Pipelines Ltd	4.250	07/15/27	97,357
100,000		BP Capital Markets America, Inc	2.520	09/19/22	96,701
300,000		BP Capital Markets America, Inc	3.796	09/21/25	301,580
300,000		BP Capital Markets plc	2.315	02/13/20	297,401
125,000		BP Capital Markets plc	3.279	09/19/27	119,045
125,000		Cenovus Energy, Inc	4.450	09/15/42	97,859
100,000	g	Cheniere Energy Partners LP	5.625	10/01/26	93,500
100,000		Cimarex Energy Co	3.900	05/15/27	92,845
125,000		Concho Resources, Inc	3.750	10/01/27	117,738
125,000		Continental Resources, Inc	3.800	06/01/24	118,325
100,000		Devon Energy Corp	5.000	06/15/45	88,673
50,000		Ecopetrol S.A.	5.875	09/18/23	52,125
60,000		Ecopetrol S.A.	5.875	05/28/45	56,567
100,000		Enbridge, Inc	3.700	07/15/27	94,768
150,000		Energy Transfer Partners LP	4.750	01/15/26	145,857
150,000		Energy Transfer Partners LP	4.950	06/15/28	147,057
100,000		Enterprise Products Operating LLC	3.700	02/15/26	98,577
100,000		Enterprise Products Operating LLC	4.150	10/16/28	99,558
100,000		Enterprise Products Operating LLC	4.250	02/15/48	88,762
17,000	†,g	EP Energy LLC	9.375	05/01/24	7,565
100,000		EQT Corp	3.900	10/01/27	86,257
100,000		Exterran Partners LP	6.000	04/01/21	96,000
75,000		Exterran Partners LP	6.000	10/01/22	70,500
150,000		Exxon Mobil Corp	2.397	03/06/22	147,200
125,000		Genesis Energy LP	6.250	05/15/26	107,187
100,000		HollyFrontier Corp	5.875	04/01/26	101,136
425,000		Kinder Morgan, Inc	4.300	03/01/28	417,243
150,000		Marathon Oil Corp	2.700	06/01/20	147,762
175,000		MPLX LP	4.125	03/01/27	166,709
125,000		MPLX LP	4.000	03/15/28	117,226
125,000		MPLX LP	4.500	04/15/38	109,287
125,000		MPLX LP	4.700	04/15/48	108,450
150,000		Noble Energy, Inc	3.850	01/15/28	135,804
150,000		Noble Energy, Inc	5.050	11/15/44	129,359
100,000		ONE Gas, Inc	3.610	02/01/24	100,287
100,000		ONEOK, Inc	4.000	07/13/27	95,429
125,000		ONEOK, Inc	4.550	07/15/28	123,861
100,000		Petrobras Global Finance BV	5.999	01/27/28	94,151
50,000		Petrobras Global Finance BV	7.250	03/17/44	49,275
75,000		Petroleos Mexicanos	6.375	02/04/21	75,825
100,000		Petroleos Mexicanos	3.500	01/30/23	90,500
80,000		Petroleos Mexicanos	4.250	01/15/25	69,920
100,000		Petroleos Mexicanos	6.500	03/13/27	94,000
50,000		Petroleos Mexicanos	5.350	02/12/28	43,625
25,000		Petroleos Mexicanos	6.500	01/23/29	23,312
175,000		Phillips 66 Partners LP	3.550	10/01/26	163,652
100,000		Phillips 66 Partners LP	4.900	10/01/46	91,380
45,000		Pioneer Natural Resources Co	7.500	01/15/20	46,756
150,000		Pioneer Natural Resources Co	3.450	01/15/21	149,545
50,000		Range Resources Corp	5.750	06/01/21	48,375
250,000	g	Reliance Industries Ltd	3.667	11/30/27	228,378
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	167,489
75,000		Shell International Finance BV	2.250	01/06/23	72,122
75,000		Shell International Finance BV	4.000	05/10/46	72,529
200,000		Statoil ASA	2.450	01/17/23	194,313
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	114,678
50,000		Sunoco LP	4.875	01/15/23	48,750

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 25,000	g	Targa Resources Partners LP	5.875%	04/15/26	$24,312
10,000		Tesoro Logistics LP	6.375	05/01/24	10,325
250,000		TransCanada PipeLines Ltd	4.250	05/15/28	247,733
40,000	g	USA Compression Partners LP	6.875	04/01/26	38,400
25,000		Vale Overseas Ltd	6.875	11/21/36	28,588
125,000		Valero Energy Partners LP	4.500	03/15/28	122,466
150,000		Western Gas Partners LP	3.950	06/01/25	141,380
50,000		Western Gas Partners LP	4.650	07/01/26	48,377
25,000		Whiting Petroleum Corp	6.625	01/15/26	21,438
75,000		Williams Partners LP	3.600	03/15/22	73,634
75,000		Williams Partners LP	4.900	01/15/45	68,132
150,000	g	YPF S.A.	6.950	07/21/27	122,250

		TOTAL ENERGY			7,767,754

FOOD & STAPLES RETAILING - 1.3%
100,000		Albertsons Cos LLC	6.625	06/15/24	92,750
175,000		CVS Health Corp	3.700	03/09/23	173,117
275,000		CVS Health Corp	2.875	06/01/26	250,604
500,000		CVS Health Corp	4.300	03/25/28	489,594
400,000		CVS Health Corp	4.780	03/25/38	383,720
100,000		CVS Health Corp	5.050	03/25/48	97,390
140,000		Ingles Markets, Inc	5.750	06/15/23	138,250
100,000		Kroger Co	3.700	08/01/27	94,455
100,000		Walgreens Boots Alliance, Inc	3.450	06/01/26	94,032
450,000		Walmart, Inc	3.700	06/26/28	456,832
125,000		Walmart, Inc	3.950	06/28/38	123,991

		TOTAL FOOD & STAPLES RETAILING			2,394,735

FOOD, BEVERAGE & TOBACCO - 1.2%
123,000		Anheuser-Busch InBev Finance, Inc	2.650	02/01/21	120,897
150,000		Anheuser-Busch InBev Finance, Inc	3.300	02/01/23	146,050
125,000		Anheuser-Busch InBev Worldwide, Inc	4.600	04/15/48	112,214
250,000		BAT Capital Corp	3.557	08/15/27	222,062
100,000		Campbell Soup Co	4.150	03/15/28	93,154
100,000		ConAgra Brands, Inc	4.850	11/01/28	98,397
100,000		Constellation Brands, Inc	4.400	11/15/25	100,243
200,000		Constellation Brands, Inc	3.600	02/15/28	184,297
200,000		Diageo Capital plc	3.500	09/18/23	200,715
200,000		Diageo Capital plc	3.875	05/18/28	203,743
150,000	g	Heineken NV	3.500	01/29/28	144,732
100,000	g	Heineken NV	4.350	03/29/47	95,224
100,000		Kellogg Co	3.400	11/15/27	93,186
175,000		Mondelez International, Inc	4.125	05/07/28	174,732
100,000		Tyson Foods, Inc	3.900	09/28/23	99,854
100,000		Tyson Foods, Inc	3.550	06/02/27	93,182
100,000		Tyson Foods, Inc	5.100	09/28/48	96,087

		TOTAL FOOD, BEVERAGE & TOBACCO			2,278,769

HEALTH CARE EQUIPMENT & SERVICES - 0.6%
150,000		Anthem, Inc	3.650	12/01/27	143,398
250,000		Becton Dickinson and Co	3.700	06/06/27	236,344
75,000		Cardinal Health, Inc	3.410	06/15/27	68,181
100,000		Covidien International Finance S.A.	3.200	06/15/22	99,714
50,000	g	Enterprise Merger Sub, Inc	8.750	10/15/26	43,250
50,000	g	MEDNAX, Inc	6.250	01/15/27	48,250
75,000		Medtronic, Inc	4.625	03/15/45	78,740
50,000		Tenet Healthcare Corp	8.125	04/01/22	50,125
175,000		Thermo Fisher Scientific, Inc	2.950	09/19/26	161,584
50,000		Thermo Fisher Scientific, Inc	3.200	08/15/27	46,495
100,000		Zimmer Biomet Holdings, Inc	3.700	03/19/23	98,927
55,000		Zimmer Holdings, Inc	3.550	04/01/25	52,298

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			1,127,306

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

INSURANCE - 1.7%
$ 100,000		ACE INA Holdings, Inc	2.875%	11/03/22	$99,148
100,000		Allstate Corp	3.280	12/15/26	98,059
100,000		Allstate Corp	5.750	08/15/53	97,500
100,000		American Financial Group, Inc	3.500	08/15/26	94,384
90,000		American International Group, Inc	3.750	07/10/25	86,212
125,000		American International Group, Inc	3.900	04/01/26	120,428
175,000		Aon plc	3.500	06/14/24	170,871
200,000		Children’s Hospital Medic	4.268	05/15/44	203,273
100,000		CNA Financial Corp	3.950	05/15/24	99,066
100,000		CNA Financial Corp	3.450	08/15/27	93,093
100,000		Hartford Financial Services Group, Inc	4.300	04/15/43	93,019
150,000		HCA, Inc	5.625	09/01/28	144,750
100,000		Humana, Inc	3.950	03/15/27	97,751
100,000		Lincoln National Corp	3.800	03/01/28	97,045
100,000		Markel Corp	3.500	11/01/27	94,421
100,000		MetLife, Inc	3.600	11/13/25	98,706
175,000		Prudential Financial, Inc	3.878	03/27/28	175,970
100,000	g	Prudential Funding LLC	6.750	09/15/23	111,473
225,000		Travelers Cos, Inc	4.000	05/30/47	216,290
150,000		UnitedHealth Group, Inc	2.950	10/15/27	141,796
100,000		UnitedHealth Group, Inc	3.750	10/15/47	91,654
500,000	g,i	Vitality Re IX Ltd	3.955	01/10/22	495,650
25,000		WR Berkley Corp	5.375	09/15/20	25,740

		TOTAL INSURANCE			3,046,299

MATERIALS - 1.1%
35,000		Air Products & Chemicals, Inc	4.375	08/21/19	35,292
100,000		Albemarle Corp	5.450	12/01/44	100,085
100,000		ArcelorMittal	6.250	02/25/22	105,834
200,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	190,470
100,000	g	CRH America Finance, Inc	3.400	05/09/27	91,854
100,000	g	Dow Chemical Co	4.550	11/30/25	101,778
50,000		Dow Chemical Co	4.375	11/15/42	43,932
300,000		DowDuPont, Inc	4.725	11/15/28	311,136
250,000		International Paper Co	4.350	08/15/48	214,186
200,000	g	Inversiones CMPC S.A.	4.375	04/04/27	189,848
100,000	g	James Hardie International Finance DAC	4.750	01/15/25	91,000
50,000		Newmont Mining Corp	4.875	03/15/42	47,369
100,000		Nutrien Ltd	3.375	03/15/25	93,990
60,000	g	OCI NV	6.625	04/15/23	58,893
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	80,200
100,000		Rio Tinto Finance USA Ltd	3.750	06/15/25	100,254
200,000	g	SABIC Capital II BV	4.000	10/10/23	198,998
100,000		Sherwin-Williams Co	3.450	06/01/27	93,269
100,000		Westlake Chemical Corp	3.600	08/15/26	91,735

		TOTAL MATERIALS			2,240,123

MEDIA & ENTERTAINMENT - 2.0%
500,000		21st Century Fox America, Inc	3.000	09/15/22	494,022
50,000		21st Century Fox America, Inc	6.900	08/15/39	65,781
100,000		AMC Entertainment Holdings, Inc	5.875	02/15/22	97,000
25,000		CBS Corp	2.900	06/01/23	23,826
100,000		CBS Corp	3.375	02/15/28	90,726
75,000		Charter Communications Operating LLC	3.579	07/23/20	74,907
75,000		Charter Communications Operating LLC	4.464	07/23/22	75,717
325,000		Charter Communications Operating LLC	4.908	07/23/25	323,020

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Charter Communications Operating LLC	5.375%	05/01/47	$90,727
300,000		Comcast Corp	3.700	04/15/24	301,810
200,000		Comcast Corp	3.950	10/15/25	202,459
300,000		Comcast Corp	2.350	01/15/27	268,495
300,000		Comcast Corp	3.200	07/15/36	258,357
100,000		Discovery Communications LLC	2.950	03/20/23	95,760
100,000		Discovery Communications LLC	3.950	03/20/28	92,779
50,000	g	EMI Music Publishing Group North America Holdings, Inc	7.625	06/15/24	53,250
100,000	g	Gray Escrow, Inc	7.000	05/15/27	97,492
40,000	g	Meredith Corp	6.875	02/01/26	39,100
125,000	g	NBC Universal Enterprise, Inc	1.974	04/15/19	124,602
50,000	g	Nielsen Finance LLC	5.000	04/15/22	47,750
100,000		RELX Capital, Inc	3.500	03/16/23	99,201
15,000	g	Tegna, Inc	4.875	09/15/21	14,663
80,000	g	Tegna, Inc	5.500	09/15/24	77,500
75,000		Time Warner Cable, Inc	5.875	11/15/40	70,768
450,000		Time Warner, Inc	2.100	06/01/19	447,908
175,000		Time Warner, Inc	3.600	07/15/25	165,821
100,000		Time Warner, Inc	3.800	02/15/27	93,881
50,000		Viacom, Inc	5.850	09/01/43	48,926

		TOTAL MEDIA & ENTERTAINMENT			3,936,248

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
100,000		Abbott Laboratories	3.875	09/15/25	101,304
227,000		Abbott Laboratories	3.750	11/30/26	224,303
100,000		Abbott Laboratories	5.300	05/27/40	110,396
100,000		AbbVie, Inc	3.750	11/14/23	99,488
150,000		AbbVie, Inc	3.200	05/14/26	139,088
300,000		AbbVie, Inc	4.250	11/14/28	291,421
125,000		AbbVie, Inc	4.400	11/06/42	110,510
100,000		Actavis Funding SCS	3.800	03/15/25	97,664
100,000		Actavis Funding SCS	4.550	03/15/35	94,954
100,000		AstraZeneca plc	3.125	06/12/27	93,073
150,000		AstraZeneca plc	4.000	01/17/29	147,750
200,000	g	Bayer US Finance II LLC	4.375	12/15/28	191,069
200,000	g	Bayer US Finance II LLC	4.625	06/25/38	181,827
75,000		Celgene Corp	3.875	08/15/25	72,232
275,000		Celgene Corp	3.450	11/15/27	250,395
150,000		Gilead Sciences, Inc	2.950	03/01/27	139,726
36,000		Gilead Sciences, Inc	4.000	09/01/36	32,854
50,000		Gilead Sciences, Inc	4.150	03/01/47	46,122
100,000		GlaxoSmithKline Capital, Inc	3.875	05/15/28	101,684
150,000		Johnson & Johnson	2.900	01/15/28	143,855
100,000		Johnson & Johnson	3.400	01/15/38	93,193
25,000		Mylan NV	3.950	06/15/26	22,797
125,000	g	Mylan, Inc	4.550	04/15/28	116,571
175,000		Novartis Capital Corp	3.000	11/20/25	169,602
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	114,541
50,000	g	Valeant Pharmaceuticals International, Inc	5.500	03/01/23	45,584
50,000	g	VRX Escrow Corp	5.875	05/15/23	46,250

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,278,253

REAL ESTATE - 2.3%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	97,084
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	96,642
100,000		American Tower Corp	3.000	06/15/23	96,206
50,000		American Tower Corp	3.375	10/15/26	46,540
100,000		Boston Properties LP	4.500	12/01/28	102,307
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	148,365

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Brandywine Operating Partnership LP	3.950%	11/15/27	$95,066
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	193,402
160,000		Brixmor Operating Partnership LP	4.125	06/15/26	155,009
75,000		Brixmor Operating Partnership LP	3.900	03/15/27	71,032
35,000		Camden Property Trust	4.625	06/15/21	35,859
100,000		Camden Property Trust	2.950	12/15/22	97,822
100,000		Camden Property Trust	4.100	10/15/28	101,303
110,000		Crown Castle International Corp	4.875	04/15/22	113,183
50,000		Crown Castle International Corp	3.700	06/15/26	47,722
87,000		DDR Corp	3.625	02/01/25	83,107
50,000		Digital Realty Trust LP	3.700	08/15/27	47,218
100,000		Duke Realty LP	3.250	06/30/26	95,159
100,000		Equity One, Inc	3.750	11/15/22	99,836
75,000		Essex Portfolio LP	3.375	01/15/23	73,978
100,000		Healthcare Realty Trust, Inc	3.750	04/15/23	98,458
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	170,584
100,000		Healthcare Trust of America Holdings LP	3.700	04/15/23	98,457
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	117,549
100,000		Highwoods Realty LP	3.875	03/01/27	97,067
100,000		Highwoods Realty LP	4.125	03/15/28	97,900
100,000		Kilroy Realty LP	4.750	12/15/28	101,911
50,000		Kimco Realty Corp	3.800	04/01/27	48,110
100,000		Mid-America Apartments LP	4.300	10/15/23	102,507
125,000		Mid-America Apartments LP	3.750	06/15/24	123,812
100,000		Mid-America Apartments LP	3.600	06/01/27	96,269
50,000		National Retail Properties, Inc	3.800	10/15/22	50,255
100,000		National Retail Properties, Inc	3.300	04/15/23	97,823
100,000		National Retail Properties, Inc	4.000	11/15/25	98,985
150,000		Regency Centers LP	3.900	11/01/25	147,745
200,000		Regency Centers LP	3.600	02/01/27	191,294
125,000		Ventas Realty LP	4.000	03/01/28	121,217
50,000		Weingarten Realty Investors	3.375	10/15/22	49,296
100,000		Weingarten Realty Investors	3.500	04/15/23	98,288
100,000		Weingarten Realty Investors	4.450	01/15/24	101,746
100,000		Weingarten Realty Investors	3.850	06/01/25	97,475
100,000		Weingarten Realty Investors	3.250	08/15/26	92,596
25,000		Welltower, Inc	4.000	06/01/25	24,684

		TOTAL REAL ESTATE			4,220,868

RETAILING - 0.9%
25,000		Asbury Automotive Group, Inc	6.000	12/15/24	23,937
50,000		AutoNation, Inc	3.800	11/15/27	44,600
300,000		AutoZone, Inc	2.500	04/15/21	293,350
200,000		Home Depot, Inc	2.000	04/01/21	196,041
150,000		Home Depot, Inc	3.350	09/15/25	148,163
100,000		Home Depot, Inc	3.000	04/01/26	96,721
100,000		Home Depot, Inc	4.500	12/06/48	103,516
100,000		Home Depot, Inc	3.500	09/15/56	84,227
40,000		Men’s Wearhouse, Inc	7.000	07/01/22	40,200
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	119,161
100,000	†,g	PetSmart, Inc	7.125	03/15/23	58,250
125,000	g	Rolls-Royce plc	2.375	10/14/20	122,946
100,000	g	Rolls-Royce plc	3.625	10/14/25	95,872
100,000	g	Staples, Inc	8.500	09/15/25	90,220
125,000		Target Corp	3.625	04/15/46	109,611

		TOTAL RETAILING			1,626,815

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
300,000		Intel Corp	2.875	05/11/24	292,653
70,000		Intel Corp	2.600	05/19/26	65,572
25,000		Intel Corp	3.734	12/08/47	23,139

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Texas Instruments, Inc	2.625%	05/15/24	$96,629
25,000		Texas Instruments, Inc	4.150	05/15/48	24,983

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			502,976

SOFTWARE & SERVICES - 1.0%
100,000		Activision Blizzard, Inc	2.300	09/15/21	97,385
75,000		Activision Blizzard, Inc	3.400	09/15/26	70,483
100,000		IHS Markit Ltd	4.125	08/01/23	98,980
100,000		IHS Markit Ltd	4.750	08/01/28	97,628
400,000		Microsoft Corp	2.400	08/08/26	374,322
100,000		Microsoft Corp	4.100	02/06/37	102,810
110,000		Microsoft Corp	3.700	08/08/46	105,895
100,000		NCR Corp	5.875	12/15/21	97,500
125,000		Oracle Corp	2.500	05/15/22	122,350
275,000		Oracle Corp	2.650	07/15/26	254,994
100,000		Oracle Corp	3.800	11/15/37	93,625
125,000		Oracle Corp	4.000	11/15/47	116,492
75,000	g	Refinitiv US Holdings	8.250	11/15/26	68,531
100,000		salesforce.com, Inc	3.700	04/11/28	100,588
125,000		Total System Services, Inc	4.450	06/01/28	122,741

		TOTAL SOFTWARE & SERVICES			1,924,324

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
200,000		Amphenol Corp	3.125	09/15/21	198,199
275,000		Apple, Inc	2.450	08/04/26	254,299
500,000		Apple, Inc	3.200	05/11/27	482,813
75,000		Broadcom Corp	3.875	01/15/27	67,327
50,000		Broadcom Corp	3.500	01/15/28	43,346
250,000		Cisco Systems, Inc	1.850	09/20/21	243,079
75,000	g	CommScope, Inc	5.500	06/15/24	68,625
100,000		Corning, Inc	4.375	11/15/57	83,681
225,000	g	Dell International LLC	4.420	06/15/21	224,769
100,000	g	Dell International LLC	6.020	06/15/26	100,498
100,000		L3 Technologies, Inc	3.850	06/15/23	100,149
100,000		Motorola Solutions, Inc	4.600	02/23/28	97,835
100,000	g	NXP BV	4.875	03/01/24	100,439
150,000		Tyco Electronics Group S.A.	3.500	02/03/22	150,130
100,000		Tyco Electronics Group S.A.	3.700	02/15/26	97,264

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,312,453

TELECOMMUNICATION SERVICES - 1.6%
450,000		AT&T, Inc	3.400	05/15/25	423,007
300,000		AT&T, Inc	4.300	02/15/30	283,688
150,000		AT&T, Inc	4.500	05/15/35	134,803
125,000		AT&T, Inc	5.150	11/15/46	116,307
100,000		AT&T, Inc	4.500	03/09/48	86,218
200,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26	192,250
50,000		Deutsche Telekom International Finance BV	8.750	06/15/30	65,253
200,000	g	ENTEL Chile S.A.	4.875	10/30/24	194,613
50,000		France Telecom S.A.	5.375	01/13/42	52,833
200,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	195,012
100,000		Telefonica Emisiones SAU	4.103	03/08/27	96,424
50,000		T-Mobile USA, Inc	6.375	03/01/25	50,623
100,000		Verizon Communications, Inc	3.376	02/15/25	97,020
683,000		Verizon Communications, Inc	4.329	09/21/28	686,230
258,000		Verizon Communications, Inc	4.272	01/15/36	241,713
100,000		Verizon Communications, Inc	4.125	08/15/46	88,350
150,000		Vodafone Group plc	4.375	05/30/28	145,597

		TOTAL TELECOMMUNICATION SERVICES			3,149,941

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

TRANSPORTATION - 1.1%
$ 100,000		CSX Corp	3.800%	03/01/28	$98,170
100,000		CSX Corp	4.250	03/15/29	101,595
100,000		CSX Corp	3.800	11/01/46	88,201
200,000		CSX Corp	4.300	03/01/48	190,694
200,000		Delta Air Lines, Inc	3.625	03/15/22	195,709
125,000		Delta Air Lines, Inc	3.800	04/19/23	122,993
200,000	g	DP World Ltd	5.625	09/25/48	188,000
100,000		FedEx Corp	4.100	02/01/45	86,306
100,000		FedEx Corp	4.050	02/15/48	83,882
200,000		Kansas City Southern	2.350	05/15/20	196,973
100,000		Norfolk Southern Corp	4.150	02/28/48	93,444
175,000		Northrop Grumman Corp	3.250	01/15/28	163,620
100,000		Northrop Grumman Corp	4.030	10/15/47	91,082
200,000	g	Pelabuhan Indonesia III Persero PT	4.500	05/02/23	196,364
100,000		Union Pacific Corp	3.950	09/10/28	99,926
125,000		Union Pacific Corp	4.500	09/10/48	123,433

		TOTAL TRANSPORTATION			2,120,392

UTILITIES - 3.5%
100,000		AEP Transmission Co LLC	3.100	12/01/26	96,673
100,000		AEP Transmission Co LLC	4.000	12/01/46	95,619
50,000		AES Corp	4.875	05/15/23	48,875
200,000		AGL Capital Corp	3.875	11/15/25	197,502
100,000		Alabama Power Co	4.150	08/15/44	97,969
100,000		American Water Capital Corp	3.000	12/01/26	94,768
100,000		American Water Capital Corp	4.000	12/01/46	94,324
150,000		American Water Capital Corp	3.750	09/01/47	134,983
75,000		Atmos Energy Corp	8.500	03/15/19	75,821
125,000		Baltimore Gas & Electric Co	3.750	08/15/47	114,794
50,000		Berkshire Hathaway Energy Co	3.250	04/15/28	47,593
200,000		Black Hills Corp	4.250	11/30/23	201,751
100,000		Black Hills Corp	3.150	01/15/27	93,666
75,000	g	Calpine Corp	5.250	06/01/26	68,437
200,000		Carolina Power & Light Co	5.300	01/15/19	200,133
25,000	g	Clearway Energy Operating LLC	5.750	10/15/25	23,875
100,000		CMS Energy Corp	3.600	11/15/25	98,356
25,000		Connecticut Light & Power Co	5.500	02/01/19	25,039
100,000		Consolidated Edison, Inc	2.000	05/15/21	97,011
100,000		DTE Electric Co	3.750	08/15/47	93,163
15,000		Duke Energy Carolinas LLC	4.300	06/15/20	15,289
100,000		Duke Energy Corp	1.800	09/01/21	95,711
150,000		Duke Energy Corp	2.650	09/01/26	136,633
100,000		Entergy Corp	2.950	09/01/26	92,306
200,000	g	Eskom Holdings SOC Ltd	6.350	08/10/28	192,719
200,000	g	Eskom Holdings SOC Ltd	8.450	08/10/28	188,221
175,000		Exelon Generation Co LLC	3.400	03/15/22	172,235
150,000		Fortis, Inc	3.055	10/04/26	137,006
100,000		Indiana Michigan Power Co	3.750	07/01/47	91,394
25,000		Integrys Energy Group, Inc	4.170	11/01/20	25,341
200,000	g	Israel Electric Corp Ltd	4.250	08/14/28	190,409
100,000		LG&E and KU Energy LLC	3.750	11/15/20	100,367
125,000		MidAmerican Energy Co	3.650	08/01/48	115,234
200,000	g	Minejesa Capital BV	4.625	08/10/30	178,525
250,000		NextEra Energy Capital Holdings, Inc	3.550	05/01/27	238,694
125,000		NiSource Finance Corp	3.490	05/15/27	119,347
100,000		NRG Energy, Inc	6.250	05/01/24	101,500
50,000		NRG Energy, Inc	5.750	01/15/28	48,000
125,000		Ohio Power Co	4.150	04/01/48	123,532
125,000		Oncor Electric Delivery Co LLC	2.150	06/01/19	124,628
100,000		Pacific Gas & Electric Co	3.750	08/15/42	74,275
125,000		Pacific Gas & Electric Co	4.250	03/15/46	97,244
300,000		PPL Capital Funding, Inc	4.200	06/15/22	303,652

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000		PPL Electric Utilities Corp	3.000%	09/15/21	$250,442
50,000		Progress Energy, Inc	7.050	03/15/19	50,378
175,000		PSEG Power LLC	3.850	06/01/23	175,132
80,000		Public Service Co of Colorado	4.750	08/15/41	83,176
100,000		Public Service Co of Oklahoma	5.150	12/01/19	101,841
125,000		Sempra Energy	2.875	10/01/22	120,547
100,000		Southern California Edison Co	4.125	03/01/48	94,813
100,000		Southern Co Gas Capital Corp	3.950	10/01/46	87,661
150,000		Southern Power Co	2.500	12/15/21	145,675
150,000		Southern Power Co	4.150	12/01/25	148,712
150,000		Southwest Gas Corp	3.700	04/01/28	149,287
55,000		Virginia Electric & Power Co	2.950	01/15/22	54,408
75,000		Virginia Electric & Power Co	2.950	11/15/26	71,112
50,000		Virginia Electric & Power Co	3.500	03/15/27	49,268
100,000		Xcel Energy, Inc	3.350	12/01/26	97,072
35,000		Xcel Energy, Inc	4.800	09/15/41	35,663

		TOTAL UTILITIES			6,677,801

		TOTAL CORPORATE BONDS			71,711,637

		(Cost $74,181,105)

GOVERNMENT BONDS - 34.2%

AGENCY SECURITIES - 0.2%
400,000		Private Export Funding Corp (PEFCO)	2.250	03/15/20	398,017

		TOTAL AGENCY SECURITIES			398,017

FOREIGN GOVERNMENT BONDS - 3.2%
200,000		Argentina Republic Government International Bond	5.625	01/26/22	168,750
200,000	g	Bermuda Government International Bond	3.717	01/25/27	190,234
250,000	g	Bermuda Government International Bond	4.750	02/15/29	254,062
150,000	g	Caisse d’Amortissement de la Dette Sociale	1.875	07/28/20	148,022
200,000		Colombia Government International Bond	5.000	06/15/45	190,400
200,000	g	Costa Rica Government International Bond	7.158	03/12/45	172,250
225,000	g	Ecuador Government International Bond	9.650	12/13/26	204,750
200,000	g	Egypt Government International Bond	5.577	02/21/23	189,908
100,000		European Investment Bank	4.875	02/15/36	122,566
200,000	g	Export-Import Bank of India	3.875	02/01/28	188,491
250,000	g	Guatemala Government International Bond	4.500	05/03/26	234,375
EUR 170,000	g	Hellenic Republic Government International Bond	3.375	02/15/25	188,200
$ 200,000		Japan Bank for International Cooperation	2.375	04/20/26	191,129
1,000,000		KFW	2.750	10/01/20	1,001,985
250,000	g	Korea Housing Finance Corp	2.000	10/11/21	240,934
100,000		Mexico Government International Bond	4.000	10/02/23	99,531
250,000		Mexico Government International Bond	4.150	03/28/27	241,728
200,000		Mexico Government International Bond	4.750	03/08/44	181,800
100,000	g	Nigeria Government International Bond	7.143	02/23/30	88,542
200,000		Panama Government International Bond	4.500	05/15/47	194,250
200,000	g	Perusahaan Penerbit SBSN Indonesia III	3.400	03/29/22	195,500
200,000	g	Perusahaan Penerbit SBSN Indonesia III	4.400	03/01/28	195,194
125,000		Peruvian Government International Bond	5.625	11/18/50	146,750
150,000	g	Provincia de Buenos Aires	7.875	06/15/27	108,001
200,000	g	Provincia de Mendoza Argentina	8.375	05/19/24	162,000
226,000	g	Romanian Government International Bond	5.125	06/15/48	218,336
200,000	g	Senegal Government International Bond	6.750	03/13/48	165,866
UYU 2,765,000	g	Uruguay Government International Bond	9.875	06/20/22	84,234
$ 70,000		Uruguay Government International Bond	5.100	06/18/50	68,705
200,000	g	Zambia Government International Bond	8.500	04/14/24	148,856

		TOTAL FOREIGN GOVERNMENT BONDS			5,985,349

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

MORTGAGE BACKED - 16.3%
$ 204,030		Federal Home Loan Mortgage Corp (FHLMC)	3.500%	08/15/43	$208,036
82,514		FHLMC	3.500	09/15/44	83,497
270,680	i	FHLMC	5.992	06/15/48	296,559
402,683	i	FHLMC	5.912	10/15/48	436,319
39,847		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/36	42,289
13,541		FGLMC	5.000	07/01/39	14,334
313,805		FGLMC	3.500	04/01/45	315,315
1,261,934		FGLMC	3.500	10/01/45	1,267,715
404,890		FGLMC	4.000	12/01/45	415,740
437,128		FGLMC	3.500	08/01/46	439,673
1,325,158		FGLMC	3.000	01/01/47	1,292,244
1,496,209		FGLMC	3.000	02/01/47	1,459,622
19,939		FGLMC	4.500	06/01/47	21,051
575,033		FGLMC	4.000	09/01/47	590,066
748,466		FGLMC	3.500	03/01/48	750,738
228,237		FGLMC	4.000	03/01/48	234,165
193,977		FGLMC	4.000	07/01/48	199,001
266,351		FGLMC	4.500	08/01/48	278,982
25,130		Federal National Mortgage Association (FNMA)	6.000	08/01/21	25,767
87,366		FNMA	3.500	01/01/26	88,528
208,152		FNMA	3.500	06/01/32	212,086
800,457		FNMA	3.500	07/01/32	810,768
143,217		FNMA	3.000	11/01/32	142,980
151,622		FNMA	5.000	05/01/35	161,035
7,308		FNMA	7.500	07/01/35	7,327
205,316		FNMA	5.000	02/01/36	218,100
94,321		FNMA	5.000	07/01/41	100,161
62,622		FNMA	4.500	03/01/44	65,455
334,832		FNMA	4.500	10/01/44	349,960
679,254		FNMA	4.500	11/01/44	710,287
114,077		FNMA	5.000	11/01/44	121,124
79,093		FNMA	3.000	02/25/45	79,030
451,782		FNMA	3.000	02/25/45	451,405
1,439,970		FNMA	3.000	12/25/45	1,427,482
783,533		FNMA	3.500	01/01/46	786,957
502,326		FNMA	4.000	01/01/46	516,392
317,458		FNMA	3.000	11/01/46	309,961
885,650		FNMA	3.500	12/01/46	887,812
828,191		FNMA	3.500	01/01/47	829,064
323,376		FNMA	3.500	11/01/47	323,568
236,163		FNMA	4.500	01/01/48	247,522
227,437		FNMA	4.500	02/01/48	238,365
1,089,366		FNMA	3.000	02/25/48	1,078,715
209,205		FNMA	4.000	03/01/48	214,691
988,122		FNMA	4.500	03/01/48	1,035,598
3,351,163		FNMA	4.000	04/01/48	3,429,488
190,873		FNMA	4.500	05/01/48	200,045
142,988		FNMA	4.500	05/01/48	149,991
676,360	h	FNMA	4.000	06/01/48	689,832
258,989		FNMA	5.000	08/01/48	276,603
478,088		FNMA	4.500	12/01/48	495,359
497,934		FNMA	5.000	12/01/48	522,329
7,062		Government National Mortgage Association (GNMA)	5.000	03/15/34	7,343
51,083		GNMA	5.000	06/15/34	53,155
6,184		GNMA	5.000	04/15/38	6,560
2,932		GNMA	6.000	08/20/38	3,186
18,657		GNMA	4.500	04/15/40	19,491
366,835		GNMA	4.000	06/20/46	58,708
907,220		GNMA	3.000	12/20/47	892,855

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$1,238,141		GNMA		3.500%	12/20/47	$1,247,163
848,482		GNMA		3.000	01/20/48	835,047
1,445,872		GNMA		3.500	01/20/48	1,456,407
675,000		GNMA		4.000	12/20/48	688,631

		TOTAL MORTGAGE BACKED				30,817,679

MUNICIPAL BONDS - 1.5%
100,000		Commonwealth Financing Authority		3.864	06/01/38	98,618
1,750,000		State of Illinois		5.100	06/01/33	1,668,503
1,000,000		State of Texas		3.295	10/01/25	1,013,080

		TOTAL MUNICIPAL BONDS				2,780,201

U.S. TREASURY SECURITIES - 13.0%
100,000		United States Treasury Bond		3.500	02/15/39	109,528
1,000,000		United States Treasury Bond		3.125	11/15/41	1,025,592
2,935,700		United States Treasury Bond		3.000	11/15/45	2,934,923
290,000		United States Treasury Bond		2.500	05/15/46	262,020
1,865,000		United States Treasury Bond		2.875	11/15/46	1,816,621
765,000		United States Treasury Bond		3.000	05/15/47	763,065
2,060,000		United States Treasury Bond		3.125	05/15/48	2,102,727
1,610,000		United States Treasury Bond		3.000	08/15/48	1,605,160
300,000		United States Treasury Bond		3.375	11/15/48	321,351
900,000		United States Treasury Note		1.125	01/31/19	899,139
75,000		United States Treasury Note		1.125	02/28/19	74,849
8,000		United States Treasury Note		1.375	09/30/19	7,926
45,000		United States Treasury Note		1.500	10/31/19	44,580
70,000		United States Treasury Note		1.750	11/30/19	69,450
100,000		United States Treasury Note		1.625	03/15/20	98,880
485,000		United States Treasury Note		2.500	05/31/20	484,533
1,000,000		United States Treasury Note		2.750	11/30/20	1,004,343
2,590,000		United States Treasury Note		2.625	12/15/21	2,601,512
175,000		United States Treasury Note		2.000	11/30/22	171,820
75,000		United States Treasury Note		1.625	05/31/23	72,255
1,780,000		United States Treasury Note		2.875	09/30/23	1,808,857
135,000		United States Treasury Note		2.875	10/31/23	137,240
505,000		United States Treasury Note		2.125	03/31/24	495,022
300,000		United States Treasury Note		2.000	04/30/24	292,073
475,000		United States Treasury Note		2.125	09/30/24	464,191
250,000		United States Treasury Note		2.250	10/31/24	245,848
4,430,000		United States Treasury Note		3.125	11/15/28	4,598,139

		TOTAL U.S. TREASURY SECURITIES				24,511,644

		TOTAL GOVERNMENT BONDS				64,492,890

		(Cost $65,113,773)
STRUCTURED ASSETS - 22.7%

ASSET BACKED - 10.3%
500,000		American Express Credit Account Master Trust Series - 2017 7 (Class A)		2.350	05/15/25	491,172
200,000		AmeriCredit Automobile Receivables Trust Series - 2015 3 (Class D)		3.340	08/08/21	200,650
500,000	g	Avis Budget Rental Car Funding AESOP LLC Series - 2017 2A (Class A)		2.970	03/20/24	489,406
850,000	g,i	BlueMountain CLO Ltd Series - 2018 3A (Class B)	LIBOR 3 M + 1.770%	4.206	10/25/30	832,946
1,000,000	g	Capital Automotive REIT Series - 2014 1A (Class A)		3.660	10/15/44	996,635
491,667	g	Capital Automotive REIT Series - 2017 1A (Class A1)		3.870	04/15/47	491,586
500,000		Capital One Multi-Asset Execution Trust Series - 2017 A6 (Class A6)		2.290	07/15/25	488,217
75,000		CarMax Auto Owner Trust Series - 2015 2 (Class B)		2.150	03/15/21	74,677
55,000		CarMax Auto Owner Trust Series - 2015 2 (Class C)		2.390	03/15/21	54,796

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 500,000		CarMax Auto Owner Trust Series - 2017 4 (Class A4)		2.330%	05/15/23	$492,570
144,702	†,g,i	CBRE Realty Finance Series - 2007 1A (Class A2)	LIBOR 3 M + 0.300%	2.708	04/07/52	2,004
11,486		Centex Home Equity Series - 2002 A (Class AF6)		5.540	01/25/32	11,578
500,000		CFCRE Commercial Mortgage Trust Series - 2016 C7 (Class ASB)		3.644	12/10/54	506,958
500,000		CNH Equipment Trust Series - 2017 C (Class A4)		2.360	11/15/24	493,315
100,000	i	COMM Mortgage Trust Series - 2015 CR23 (Class C)		4.252	05/10/48	97,534
495,000	g	DB Master Finance LLC Series - 2017 1A (Class A2I)		3.629	11/20/47	478,279
487,499	g	Domino’s Pizza Master Issuer LLC Series - 2015 1A (Class A2II)		4.474	10/25/45	492,028
493,750	g	Domino’s Pizza Master Issuer LLC Series - 2017 1A (Class A2II)		3.082	07/25/47	481,061
522,375	g	Domino’s Pizza Master Issuer LLC Series - 2018 1A (Class A2I)		4.116	07/25/48	515,359
500,000	g	Ford Credit Auto Owner Trust Series - 2017 2 (Class A)		2.360	03/15/29	487,052
500,000	g	Ford Credit Auto Owner Trust Series - 2018 1 (Class A)		3.190	07/15/31	496,106
500,000		Ford Credit Floorplan Master Owner Trust Series - 2017 2 (Class A1)		2.160	09/15/22	492,601
500,000		Ford Credit Floorplan Master Owner Trust Series - 2017 3 (Class A)		2.480	09/15/24	490,004
145,000	g,i	FREMF Mortgage Trust Series - 2015 K45 (Class B)		3.591	04/25/48	140,741
250,000		GM Financial Automobile Leasing Trust Series - 2018 3 (Class A2A)		2.890	09/21/20	249,729
500,000	g	GM Financial Consumer Automobile Receivables Trust Series - 2017 3A (Class A4)		2.130	03/16/23	491,724
100,000	g	GMF Floorplan Owner Revolving Trust Series - 2017 1 (Class A1)		2.220	01/18/22	99,141
214,781	g	HERO Funding Trust Series - 2017 3A (Class A1)		3.190	09/20/48	212,569
214,781	g	HERO Funding Trust Series - 2017 3A (Class A2)		3.950	09/20/48	219,268
500,000	g	Hertz Vehicle Financing II LP		3.290	02/25/24	495,622
		Series - 2018 1A (Class A)
750,000	g,i	Madison Park Funding Ltd Series - 2018 29A (Class B)	LIBOR 3 M + 1.750%	1.000	10/18/30	733,876
24,107	i	Morgan Stanley ABS Capital I, Inc Trust Series - 2004 NC1 (Class M1)	LIBOR 1 M + 1.050%	3.266	12/27/33	23,987
713,545	g	MVW Owner Trust Series - 2017 1A (Class A)		2.420	12/20/34	699,213
500,000		Nissan Auto Lease Trust Series - 2017 B (Class A3)		2.050	09/15/20	496,332
42,652	g,i	Orange Lake Timeshare Trust Series - 2014 AA (Class B)		3.030	07/09/29	41,996
222,871	g	Pretium Mortgage Credit Partners I LLC (Step Bond) Series - 2018 NPL3 (Class A1)		4.125	08/25/33	222,087
180,000		Santander Drive Auto Receivables Trust Series - 2018 5 (Class A2A)		2.970	07/15/21	179,813
125,000		Santander Drive Auto Receivables Trust Series - 2018 5 (Class A3)		3.190	03/15/22	124,618
500,000	g	Santander Retail Auto Lease Trust Series - 2017 A (Class A4)		2.370	01/20/22	494,815
68,878	g	SLM Student Loan Trust Series - 2012 A (Class A2)		3.830	01/17/45	68,935
236,085	g	Sofi Professional Loan Program LLC Series - 2018 D (Class A1FX)		3.120	02/25/48	236,076
500,000	g	SoFi Professional Loan Program LLC Series - 2017 F (Class A2FX)		2.840	01/25/41	488,531

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 157,150	g	SolarCity LMC Series - 2014 2 (Class A)		4.020%	07/20/44	$156,284
180,193	g	SpringCastle America Funding LLC Series - 2016 AA (Class A)		3.050	04/25/29	178,453
500,000		Synchrony Credit Card Master Note Trust Series - 2017 2 (Class A)		2.620	10/15/25	493,207
250,000	g	Tesla Auto Lease Trust Series - 2018 B (Class A)		3.710	08/20/21	250,603
500,000	g	Verizon Owner Trust Series - 2017 1A (Class A)		2.060	09/20/21	496,280
800,000		Verizon Owner Trust Series - 2018 A (Class A1A)		3.230	04/20/23	804,823
419,450	g	VOLT LXV LLC (Step Bond) Series - 2018 NPL1 (Class A1)		3.750	04/25/48	415,323
100,000	g	VOLT LXXIII LLC (Step Bond) Series - 2018 NPL9 (Class A1A)		4.458	10/25/48	100,025
250,000	g,i	Voya CLO Ltd Series - 2018 3A (Class B)	LIBOR 3 M + 1.650%	0.000	10/15/31	245,094
35,287	g	Wachovia Amortization Controlled Heloc NIM Series - 2006 N1 (Class N1)		5.683	08/12/47	34,877
495,000	g	Wendys Funding LLC Series - 2018 1A (Class A2I)		3.573	03/15/48	474,378
350,000		World Omni Auto Receivables Trust Series - 2018 D (Class A2A)		3.010	04/15/22	349,878
200,000		World Omni Auto Receivables Trust Series - 2018 D (Class A3)		3.330	04/15/24	202,265

		TOTAL ASSET BACKED				19,577,097

OTHER MORTGAGE BACKED - 12.4%
941,816	g,i	Agate Bay Mortgage Trust Series - 2015 6 (Class A9)		3.500	09/25/45	915,089
25,187	g,i	Banc of America Commercial Mortgage Trust Series - 2007 4 (Class E)		5.752	02/10/51	25,525
200,000	g	BBCMS Trust Series - 2015 SRCH (Class A2)		4.197	08/10/35	202,523
57,297	i	CHL Mortgage Pass-Through Trust Series - 2004 HYB9 (Class 1A1)		4.225	02/20/35	57,589
1,000,000		Citigroup Commercial Mortgage Trust Series - 2016 GC37 (Class A4)		3.314	04/10/49	987,308
500,000		Citigroup Commercial Mortgage Trust Series - 2016 GC37 (Class AS)		3.576	04/10/49	498,396
750,000		COMM Mortgage Trust Series - 2012 CR4 (Class A3)		2.853	10/15/45	736,720
600,000	i	COMM Mortgage Trust Series - 2014 CR18 (Class B)		4.456	07/15/47	610,796
300,000	i	COMM Mortgage Trust Series - 2015 CR22 (Class AM)		3.603	03/10/48	297,987
390,000	g,i	COMM Mortgage Trust Series - 2015 CR23 (Class CMB)		3.685	05/10/48	390,591
500,000		COMM Mortgage Trust Series - 2015 CR23 (Class AM)		3.801	05/10/48	500,331
550,000	i	COMM Mortgage Trust Series - 2015 CR23 (Class B)		4.183	05/10/48	552,340
500,000		COMM Mortgage Trust Series - 2015 CR24 (Class A5)		3.696	08/10/48	505,759
195,000	i	Connecticut Avenue Securities Series - 2014 C02 (Class 1M2)	LIBOR 1 M + 2.600%	5.106	05/25/24	204,287
189,065	i	Connecticut Avenue Securities Series - 2014 C03 (Class 1M2)	LIBOR 1 M + 3.000%	5.506	07/25/24	198,787
345,501	i	Connecticut Avenue Securities Series - 2016 C04 (Class 1M1)	LIBOR 1 M + 1.450%	3.956	01/25/29	346,778
567,900	i	Connecticut Avenue Securities Series - 2016 C06 (Class 1M1)	LIBOR 1 M + 1.300%	3.806	04/25/29	569,937
64,848	i	Connecticut Avenue Securities Series - 2017 C03 (Class 1M1)	LIBOR 1 M + 0.950%	3.456	10/25/29	64,898
441,333	i	Connecticut Avenue Securities Series - 2018 C01 (Class 1M1)	LIBOR 1 M + 0.600%	3.106	07/25/30	439,763

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 42,494	i	Connecticut Avenue Securities Series - 2018 C03 (Class 1M1)	LIBOR 1 M + 0.680%	3.186%	10/25/30	$42,385
65,999	i	Connecticut Avenue Securities Series - 2018 C04 (Class 2M1)	LIBOR 1 M + 0.750%	3.256	12/25/30	65,948
120,089	i	Connecticut Avenue Securities Series - 2018 C05 (Class 1M1)	LIBOR 1 M + 0.720%	3.226	01/25/31	119,805
63,000	i	Connecticut Avenue Securities Series - 2018 C05 (Class 1M2)	LIBOR 1 M + 2.350%	4.856	01/25/31	61,406
101,000	i	Connecticut Avenue Securities Series - 2018 C06 (Class 2M2)	LIBOR 1 M + 2.100%	4.606	03/25/31	97,231
68,787	g,i	Connecticut Avenue Securities Series - 2018 R07 (Class 1M1)	LIBOR 1 M + 0.750%	3.256	04/25/31	68,680
1,300,000	g,i	DBUBS Mortgage Trust Series - 2011 LC2A (Class D)		5.534	07/10/44	1,337,341
175,000	g,i	DBUBS Mortgage Trust Series - 2011 LC1A (Class C)		5.698	11/10/46	182,624
219,979	g,i	Flagstar Mortgage Trust Series - 2018 3INV (Class A3)		4.000	05/25/48	220,205
96,945	g,i	Flagstar Mortgage Trust Series - 2018 5 (Class A11)		4.000	09/25/48	95,855
1,000,000	i	GS Mortgage Securities Corp II Series - 2018 GS9 (Class A4)		3.992	03/10/51	1,019,416
67,515	i	HarborView Mortgage Loan Trust Series - 2005 11 (Class 2A1A)	LIBOR 1 M + 0.620%	3.090	08/19/45	66,870
400,000	g	Hudson Yards Mortgage Trust Series - 2016 10HY (Class A)		2.835	08/10/38	379,344
300,000	g	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2012 HSBC (Class C)		4.021	07/05/32	304,620
364,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2011 C3 (Class D)		5.660	02/15/46	368,294
100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2011 C4 (Class C)		5.398	07/15/46	103,963
400,000		JP Morgan Chase Commercial Mortgage Securities Trust Series - 2017 JP6 (Class AS)		3.744	07/15/50	391,940
155,520	i	JP Morgan Mortgage Acquisition Trust Series - 2007 CH5 (Class A1)	LIBOR 1 M + 0.160%	2.666	06/25/37	151,894
63,780	g,i	JP Morgan Mortgage Trust Series - 2016 1 (Class A13)		3.500	05/25/46	61,908
36,428	g,i	JP Morgan Mortgage Trust Series - 2017 1 (Class A3)		3.500	01/25/47	35,948
47,339	g,i	JP Morgan Mortgage Trust Series - 2017 2 (Class A13)		3.500	05/25/47	46,126
48,081	g,i	JP Morgan Mortgage Trust Series - 2017 3 (Class 1A5)		3.500	08/25/47	47,477
477,171	g,i	JP Morgan Mortgage Trust Series - 2018 5 (Class A5)		3.500	10/25/48	470,573
454,405	g,i	JP Morgan Mortgage Trust Series - 2018 6 (Class 1A3)		3.500	12/25/48	448,689
63,602	g,i	JP Morgan Mortgage Trust Series - 2018 8 (Class A13)		4.000	01/25/49	62,963
142,523	g,i	JP Morgan Mortgage Trust Series - 2018 9 (Class A13)		4.000	02/25/49	141,914
680,000		JPMBB Commercial Mortgage Securities Trust Series - 2014 C21 (Class A5)		3.775	08/15/47	690,570
500,000	i	JPMBB Commercial Mortgage Securities Trust Series - 2015 C29 (Class AS)		3.917	05/15/48	497,975
500,000		JPMBB Commercial Mortgage Securities Trust Series - 2015 C31 (Class AS)		4.106	08/15/48	502,071
200,000	i	JPMBB Commercial Mortgage Securities Trust Series - 2015 C31 (Class B)		4.617	08/15/48	204,072
23,634	i	LB-UBS Commercial Mortgage Trust Series - 2007 C6 (Class AM)		6.114	07/15/40	23,635

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 328,128	i	Morgan Stanley Bank of America Merrill Lynch Trust Series - 2014 C14 (Class AS)		4.384%	02/15/47	$341,496
628,927		Morgan Stanley Bank of America Merrill Lynch Trust Series - 2015 C21 (Class AS)		3.652	03/15/48	630,480
9,985	i	Morgan Stanley Capital I Trust Series - 2006 HQ10 (Class AJ)		5.389	11/12/41	9,948
142,697	g,i	Sequoia Mortgage Trust Series - 2016 3 (Class A10)		3.500	11/25/46	140,831
556,448	g,i	Sequoia Mortgage Trust Series - 2018 5 (Class A4)		3.500	05/25/48	551,898
88,374	g,i	Sequoia Mortgage Trust Series - 2018 CH2 (Class A21)		4.000	06/25/48	88,547
92,905	g,i	Sequoia Mortgage Trust Series - 2018 6 (Class A4)		4.000	07/25/48	93,417
491,600	g,i	Sequoia Mortgage Trust Series - 2018 8 (Class A19)		4.000	11/25/48	488,935
170,155	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2014 HQ2 (Class M2)	LIBOR 1 M + 2.200%	4.706	09/25/24	173,717
250,000	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2015 HQ1 (Class M3)	LIBOR 1 M + 3.800%	6.306	03/25/25	263,349
191,611	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2015 HQ2 (Class M2)	LIBOR 1 M + 1.950%	4.456	05/25/25	194,551
7,438	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2017 DNA1 (Class M1)	LIBOR 1 M + 1.200%	3.706	07/25/29	7,472
917,619	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2017 DNA3 (Class M1)	LIBOR 1 M + 0.750%	3.256	03/25/30	914,830
54,246	g,i	Structured Agency Credit Risk Debt Note (STACR) Series - 2018 SPI2 (Class M1)		3.819	05/25/48	54,014
114,857	g,i	Structured Agency Credit Risk Debt Note (STACR) Series - 2018 SPI3 (Class M1)		4.167	08/25/48	115,149
600,000		UBS Commercial Mortgage Trust Series - 2017 C7 (Class ASB)		3.586	12/15/50	605,521
538,679	i	Wachovia Bank Commercial Mortgage Trust Series - 2007 C34 (Class AJ)		6.141	05/15/46	541,866
72,000	i	Wachovia Bank Commercial Mortgage Trust Series - 2007 C34 (Class C)		6.216	05/15/46	72,570
500,000		Wells Fargo Commercial Mortgage Trust Series - 2015 NXS1 (Class A5)		3.148	05/15/48	491,000
490,000		Wells Fargo Commercial Mortgage Trust Series - 2015 NXS1 (Class AS)		3.406	05/15/48	486,308
50,000	g,i	Wells Fargo Mortgage Backed Securities Trust Series - 2010 C1 (Class B)		5.276	11/15/43	51,393
645,000	i	WFRBS Commercial Mortgage Trust Series - 2013 C18 (Class AS)		4.387	12/15/46	669,666

		TOTAL OTHER MORTGAGE BACKED				23,404,104

		TOTAL STRUCTURED ASSETS				42,981,201

		(Cost $43,253,587)
		TOTAL BONDS				179,185,728

		(Cost $182,548,465)

TIAA-CREF LIFE FUNDS - Bond Fund

SHARES		COMPANY	RATE	MATURITY DATE		VALUE

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
5,517	*	Federal Home Loan Mortgage Corp	8.375%	N/A	‡	$38,619
17,265	*	Federal National Mortgage Association	8.250	N/A	‡	119,991

		TOTAL BANKS				158,610

		TOTAL PREFERRED STOCKS				158,610

		(Cost $569,550)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.1%

GOVERNMENT AGENCY DEBT - 3.1%
$5,980,000		Federal Home Loan Bank (FHLB)	2.150	01/02/19		5,980,000

		TOTAL GOVERNMENT AGENCY DEBT				5,980,000

		TOTAL SHORT-TERM INVESTMENTS				5,980,000

		(Cost $5,979,643)
		TOTAL INVESTMENTS - 99.4%				188,230,880
		(Cost $192,134,398)
		OTHER ASSETS & LIABILITIES, NET - 0.6%				1,054,004

		NET ASSETS - 100.0%				$189,284,884

Abbreviation(s):

EUR	Euro
LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust
UYU	Uruguayan Peso

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/18, the aggregate value of these securities was $35,179,665 or 18.6% of net assets.

h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 101.4%

GOVERNMENT AGENCY DEBT - 60.7%
$ 910,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%	01/02/19	$909,945
510,000	FAMC	0.010	01/04/19	509,902
695,000	FAMC	0.010	01/25/19	693,934
500,000	FAMC	0.010	02/11/19	498,662
100,000	Federal Farm Credit Bank (FFCB)	0.010	01/02/19	99,994
720,000	FFCB	0.010	01/11/19	719,570
750,000	FFCB	0.010	01/16/19	749,306
1,000,000	FFCB	0.010	01/29/19	998,242
1,000,000	FFCB	0.010	02/05/19	997,735
675,000	FFCB	0.010	02/06/19	673,441
100,000	FFCB	0.010	02/11/19	99,745
1,000,000	FFCB	0.010	02/19/19	996,869
225,000	FFCB	0.010	02/27/19	224,209
500,000	FFCB	0.010	03/18/19	497,519
300,000	FFCB	0.010	03/19/19	298,492
250,000	FFCB	0.010	03/20/19	248,722
200,000	FFCB	0.010	03/21/19	198,991
200,000	FFCB	0.010	03/22/19	198,951
100,000	FFCB	0.010	03/25/19	99,433
500,000	FFCB	0.010	04/05/19	496,841
200,000	FFCB	0.010	04/09/19	198,639
500,000	FFCB	0.010	04/18/19	496,389
500,000	FFCB	0.010	04/22/19	496,207
500,000	FFCB	0.010	04/26/19	496,103
400,000	FFCB	0.010	05/02/19	396,706
500,000	FFCB	0.010	05/06/19	495,677
205,000	FFCB	0.010	05/08/19	203,192
500,000	FFCB	0.010	05/20/19	495,231
1,200,000	FFCB	0.010	05/23/19	1,188,324
148,000	Federal Home Loan Bank (FHLB)	0.010	01/02/19	147,991
100,000	FHLB	0.010	01/04/19	99,981
300,000	FHLB	0.010	01/09/19	299,849
380,000	FHLB	0.010	01/14/19	379,675
200,000	FHLB	0.010	01/15/19	199,820
500,000	FHLB	0.010	01/16/19	499,524
295,000	FHLB	0.010	01/17/19	294,693
500,000	FHLB	0.010	01/25/19	499,230
1,250,000	FHLB	0.010	01/28/19	1,247,854
500,000	FHLB	0.010	01/29/19	499,102
1,500,000	FHLB	0.010	01/30/19	1,497,219
800,000	FHLB	0.010	01/31/19	798,443
865,000	FHLB	0.010	02/01/19	863,246
500,000	FHLB	0.010	02/06/19	498,835
2,460,000	FHLB	0.010	02/11/19	2,453,354
1,700,000	FHLB	0.010	02/12/19	1,695,325
200,000	FHLB	0.010	02/14/19	199,450
500,000	FHLB	0.010	02/15/19	498,494
500,000	FHLB	0.010	02/19/19	498,394
1,525,000	FHLB	0.010	02/20/19	1,520,131
1,070,000	FHLB	0.010	02/22/19	1,066,306
980,000	FHLB	0.010	02/25/19	976,399
500,000	FHLB	0.010	02/27/19	498,112
414,000	FHLB	0.010	03/05/19	412,259
500,000	FHLB	0.010	03/08/19	497,894

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

$ 800,000	FHLB	0.010%	03/11/19	$796,335
500,000	FHLB	0.010	03/12/19	497,681
1,125,000	FHLB	0.010	03/13/19	1,119,631
500,000	FHLB	0.010	03/20/19	497,378
160,000	FHLB	0.010	03/21/19	159,143
1,500,000	FHLB	0.010	03/26/19	1,491,495
500,000	FHLB	0.010	03/27/19	497,119
800,000	FHLB	0.010	03/28/19	795,490
500,000	FHLB	0.010	04/02/19	496,929
1,151,000	FHLB	0.010	04/10/19	1,143,372
1,155,000	Federal Home Loan Mortgage Corp (FHLMC)	0.010	01/04/19	1,154,791
1,000,000	FHLMC	0.010	01/07/19	999,638
1,500,000	FHLMC	0.010	01/08/19	1,499,367
1,105,000	FHLMC	0.010	01/09/19	1,104,462
1,000,000	FHLMC	0.010	01/18/19	998,914
345,000	FHLMC	0.010	01/22/19	344,543
1,049,000	FHLMC	0.010	01/23/19	1,047,561
500,000	FHLMC	0.010	02/08/19	498,802
1,000,000	FHLMC	0.010	02/13/19	997,193
1,210,000	FHLMC	0.010	02/25/19	1,205,665
1,085,000	FHLMC	0.010	02/26/19	1,081,037
500,000	FHLMC	0.010	03/04/19	497,946
545,000	FHLMC	0.010	03/22/19	542,136
1,480,000	FHLMC	0.010	03/26/19	1,471,746
328,000	FHLMC	0.010	04/17/19	325,658
132,000	Federal National Mortgage Association (FNMA)	0.010	01/04/19	131,976
965,000	FNMA	0.010	01/11/19	964,405
985,000	FNMA	0.010	01/14/19	984,198
1,205,000	FNMA	0.010	01/22/19	1,203,432
255,000	FNMA	0.010	02/04/19	254,448
500,000	FNMA	0.010	02/06/19	498,830
1,000,000	FNMA	0.010	02/07/19	997,657
500,000	FNMA	0.010	02/12/19	498,661
500,000	FNMA	0.010	02/13/19	498,599
318,000	FNMA	0.010	02/15/19	317,088
500,000	FNMA	0.010	02/27/19	498,120
500,000	FNMA	0.010	03/01/19	498,099
420,000	FNMA	0.010	03/05/19	418,284
1,000,000	FNMA	0.010	03/06/19	995,764
700,000	FNMA	0.010	03/20/19	696,405

	TOTAL GOVERNMENT AGENCY DEBT			63,538,549

TREASURY DEBT - 23.8%
2,228,000	United States Treasury Bill	0.010	01/03/19	2,227,731
1,000,000	United States Treasury Bill	0.010	01/08/19	999,541
1,483,000	United States Treasury Bill	0.010	01/10/19	1,482,201
1,500,000	United States Treasury Bill	0.010	01/17/19	1,498,532
1,490,000	United States Treasury Bill	0.010	01/24/19	1,487,896
1,120,000	United States Treasury Bill	0.010	01/31/19	1,117,800
1,000,000	United States Treasury Bill	0.010	02/05/19	997,732
500,000	United States Treasury Bill	0.010	02/07/19	498,832
2,000,000	United States Treasury Bill	0.010	02/12/19	1,994,512
1,500,000	United States Treasury Bill	0.010	02/14/19	1,495,855
1,485,000	United States Treasury Bill	0.010	02/21/19	1,480,153
1,000,000	United States Treasury Bill	0.010	02/28/19	996,259
870,000	United States Treasury Bill	0.010	03/07/19	866,341
1,025,000	United States Treasury Bill	0.010	03/14/19	1,020,164
500,000	United States Treasury Bill	0.010	03/21/19	497,443
1,095,000	United States Treasury Bill	0.010	04/04/19	1,088,306
745,000	United States Treasury Bill	0.010	04/11/19	740,030
1,180,000	United States Treasury Bill	0.010	04/18/19	1,171,554
1,320,000	United States Treasury Note	1.125	01/15/19	1,319,443

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 500,000		United States Treasury Note		1.250%	01/31/19	$499,581
500,000		United States Treasury Note		0.750	02/15/19	499,006
500,000		United States Treasury Note		1.500	02/28/19	499,277
400,000		United States Treasury Note		1.000	03/15/19	398,881

		TOTAL TREASURY DEBT				24,877,070

VARIABLE RATE SECURITIES - 16.9%
300,000	i	Federal Agricultural Mortgage Corp (FAMC)	LIBOR 1 M - 0.075%	2.272	02/04/19	300,000
500,000	i	FAMC	LIBOR 1 M - 0.105%	2.244	03/01/19	500,000
500,000	i	FAMC	EFFR + 0.010%	2.410	04/01/19	500,000
500,000	i	FAMC	LIBOR 3 M - 0.210%	2.435	05/20/19	500,000
500,000	i	FAMC	EFFR + 0.150%	2.550	09/27/19	500,000
500,000	i	FAMC	LIBOR 3 M - 0.200%	2.567	11/01/19	500,000
500,000	i	FAMC	EFFR + 0.120%	2.520	02/26/20	500,000
500,000	i	Federal Farm Credit Bank (FFCB)	FRED - 3.020%	2.480	01/14/19	500,019
500,000	i	FFCB	LIBOR 3 M - 0.160%	2.276	01/15/19	500,000
500,000	i	FFCB	LIBOR 1 M - 0.110%	2.396	01/25/19	500,002
500,000	i	FFCB	FRED - 3.020%	2.480	03/27/19	500,129
500,000	i	FFCB	LIBOR 1 M - 0.145%	2.377	03/29/19	499,994
500,000	i	FFCB	EFFR - 0.000%	2.400	04/15/19	499,941
500,000	i	FFCB	LIBOR 1 M - 0.125%	2.258	06/07/19	500,000
250,000	i	FFCB	FRED - 3.080%	2.420	06/27/19	250,012
250,000	i	FFCB	FRED - 3.080%	2.420	08/16/19	249,985
600,000	i	FFCB	FRED - 3.075%	2.425	09/25/19	599,648
300,000	i	FFCB	FRED - 3.080%	2.420	10/10/19	299,791
300,000	i	FFCB	US Treasury Bill 3 M + 0.050%	2.480	10/18/19	300,000
250,000	i	FFCB	FRED - 3.065%	2.435	12/26/19	249,901
300,000	i	FFCB	US Treasury Bill 3 M + 0.055%	2.485	01/27/20	300,000
500,000	i	FFCB	FRED - 2.980%	2.520	02/20/20	500,000
300,000	i	FFCB	FRED - 2.870%	2.630	05/29/20	300,000
1,000,000	i	FFCB	FRED - 2.960%	2.540	07/09/20	999,887
500,000	i	FFCB	US Treasury Bill 3 M + 0.045%	2.475	08/17/20	499,959
500,000	i	Federal Home Loan Bank (FHLB)	LIBOR 3 M - 0.200%	2.245	01/18/19	500,002
500,000	i	FHLB	LIBOR 1 M - 0.040%	2.464	02/22/19	500,040
400,000	i	FHLB	LIBOR 3 M - 0.235%	2.504	03/06/19	399,966
1,000,000	i	FHLB	SOFR + 0.040%	2.500	05/15/19	1,000,000
500,000	i	FHLB	LIBOR 1 M - 0.070%	2.351	07/12/19	499,998
500,000	i	FHLB	SOFR + 0.060%	2.520	09/10/19	500,000
500,000	i	Federal Home Loan Mortgage Corp (FHLMC)	SOFR + 0.025%	2.485	05/08/19	500,000
500,000	i	FHLMC	SOFR + 0.030%	2.490	06/19/19	500,000
230,000	i	FHLMC	LIBOR 3 M - 0.165%	2.243	07/05/19	230,056
750,000	i	FHLMC	LIBOR 1 M - 0.100%	2.287	08/08/19	750,013
500,000	i	Federal National Mortgage Association (FNMA)	SOFR + 0.070%	2.530	10/30/19	500,000
500,000	i	United States Treasury Floating Rate Note	US Treasury Bill 3 M + 0.033%	2.463	04/30/20	500,052

		TOTAL VARIABLE RATE SECURITIES				17,729,395

		TOTAL SHORT-TERM INVESTMENTS				106,145,014

		(Cost $106,145,014)
		TOTAL PORTFOLIO - 101.4%				106,145,014
		(Cost $106,145,014)
		OTHER ASSETS & LIABILITIES, NET - (1.4)%				(1,475,226)

		NET ASSETS - 100.0%				$104,669,788

Abbreviation(s):

EFFR	Effective Federal Funds Rate
FRED	Federal Bank Prime Loan Rate
LIBOR	London Interbank Offered Rate
M	Month
SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

SHARES	SECURITY	VALUE

TIAA-CREF Life Funds - 99.9%(a)

FIXED INCOME - 50.7%
2,874,005	TIAA-CREF Life Bond Fund	$28,625,094

	TOTAL FIXED INCOME	28,625,094

INTERNATIONAL EQUITY - 9.9%
792,577	TIAA-CREF Life International Equity Fund	5,603,517

	TOTAL INTERNATIONAL EQUITY	5,603,517

U.S. EQUITY - 39.3%
359,805	TIAA-CREF Life Growth Equity Fund	4,940,128
357,778	TIAA-CREF Life Growth & Income Fund	5,559,876
408,243	TIAA-CREF Life Large-Cap Value Fund	5,062,214
89,581	TIAA-CREF Life Real Estate Securities Fund	1,102,748
89,347	TIAA-CREF Life Small-Cap Equity Fund	1,108,791
202,990	TIAA-CREF Life Stock Index Fund	4,453,590

	TOTAL U.S. EQUITY	22,227,347

	TOTAL TIAA-CREF LIFE FUNDS	56,455,958

	(Cost $55,664,846)
	TOTAL INVESTMENTS - 99.9%	56,455,958
	(Cost $55,664,846)
	OTHER ASSETS & LIABILITIES, NET - 0.1%	60,340

	NET ASSETS - 100.0%	$56,516,298

(a)	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2019

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 20, 2019	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 20, 2019	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: February 20, 2019	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

 EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer